                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-6322

Exact name of registrant as specified in charter: Delaware Pooled Trust

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
Richelle S. Maestro, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code: (800) 523-1918

Date of fiscal year end: October 31

Date of reporting period: October 31, 2004

Item 1.  Reports to Stockholders

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)

VALUE-EQUITY


ANNUAL REPORT OCTOBER 31, 2004
--------------------------------------------------------------------------------
              DELAWARE REIT FUND


[LOGO]
POWERED BY RESEARCH.(SM)

TABLE
  OF CONTENTS

-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARY                                             2
-----------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                     4
-----------------------------------------------------------------
SECTOR ALLOCATION                                               5
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

  Statement of Net Assets                                       6

  Statement of Operations                                       8

  Statements of Changes in Net Assets                           9

  Financial Highlights                                         10

  Notes to Financial Statements                                16
-----------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                                      19
-----------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                     20
-----------------------------------------------------------------


    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2004 Delaware Distributors, L.P.

PORTFOLIO                                                     DELAWARE REIT FUND
  MANAGEMENT REVIEW                                           November 10, 2004

FUND MANAGER
Damon J. Andres
Senior Portfolio Manager

Q: COULD YOU DESCRIBE THE REIT MARKET FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004?
A: REITs produced solid returns for the 12-month period ended October 31, 2004, owing to recovering market fundamentals and investor buying momentum. However, the gain came with unique volatility.

As REITs and bonds are both noted income-producing vehicles, some investors have aligned their expectations for the two assets with regard to price action. When bond yields rise, prices fall, and it seems that some investors expect REITs to follow suit. In our opinion, the expectation is unwarranted because -- among other reasons -- REITs do not have the fixed maturities of bonds.

Despite this, REITs sold off during the second quarter of 2004, in line with bonds, which moved lower as yields picked up following the strong employment report released in April. Fortunately, the REIT market bounced back with prices appreciating generally through the end of the Fund's fiscal year. At fiscal year end, we were of the opinion that REITs had generally become overvalued on a historical basis.

During the year, we saw a waning of interest in closed-end REITs, which tend to be viewed by investors as high income-producing portfolios that occasionally lack sufficient regard for capital preservation. We also saw significant merger and acquisition (M&A) activity in the period, especially among retail and multifamily REITs. Acquiring real estate companies tended to pay relatively high prices for property, a trend we believe may continue moving forward.

Q: HOW DID THE FUND PERFORM FOR ITS FISCAL YEAR ENDED OCTOBER 31, 2004?
A: Delaware REIT Fund returned +28.43% (Class A shares at net asset value with distributions reinvested) for the fiscal year. During the same time period, the Fund's benchmark, the NAREIT Equity REIT Index, gained +29.94% and its peer group, as measured by the Lipper REIT Funds Average, rose +28.99% (source:
Lipper Inc.).

Q: WHAT AREAS OF THE MARKET IMPACTED -- POSITIVELY AND NEGATIVELY -- FUND PERFORMANCE FOR THE FISCAL YEAR?
A: For performance attribution, the Fund gained excess return from its retail REITs, a sector that was buoyed by solid M&A activity. Despite relatively high valuations, we favored this sector for its appealing visibility and fundamentals.

Conversely, office REITs underperformed as a strong bounce-back in demand failed to materialize. We believed fundamentals in the sector as a whole, although not strong, were also not exactly weak either. Office REITs continue to offer sound opportunities, in our opinion, and a number of the member companies offer generally strong balance sheets.

Hotel REITs underperformed in our benchmark index for the 12-month period, as investor skittishness tended to supercede typically solid earnings. With favorable fundamentals but rather rich valuations, investors appear to be waiting for REIT prices to grow into their valuations. Despite these circumstances, hotel REITs were the Fund's best-performing sector for the fiscal year.

Q: IN WHAT AREAS OF THE MARKET DID INDIVIDUAL SECURITIES IMPEDE FUND RETURN?
A: We lost a measure of performance with American Financial Realty Trust, which underperformed due to ongoing financial challenges linked to an earlier high acquisition mode. With its balance sheet maxed out, management has implemented a strategy in line with inherent strengths. We think the move is positive, and thus still hold our position.

In the manufactured homes sector, Affordable Residential Community revealed appealing prospects when we conducted an initial analysis of the company. Ongoing analysis, however, led us to determine that the company's management team may have overstated its ability to deliver anticipated returns. We sold the company at a very slight price decline and well before the investment community appeared to come to a similar conclusion. The stock fell appreciably during the period.

Q: WHAT SECURITIES DELIVERED A POSITIVE CONTRIBUTION TO FUND RETURN?
A: In a market that appreciated nearly 30 percent for the 12-month period ended October 31, 2004, many REITs experienced strong performances. Returning 77 percent for the fiscal year was LaSalle Hotel Properties, a REIT with a somewhat smaller sized real estate portfolio, but one that includes many quality assets in the Washington, D.C. region. LaSalle benefited from increased demand in the wake of September 11. Reckson Associates Realty gained a robust 43 percent, owing in good measure to its presence in the New York metropolitan area and a management team that has excelled at boosting lease activity and property values.

DELAWARE
  REIT FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/ performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware REIT Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Instances of high double-digit returns are highly unusual and cannot be sustained and were achieved primarily during favorable market conditions.

FUND PERFORMANCE
Average Annual Total Returns
Through October 31, 2004                 Lifetime   Five Years    One Year
--------------------------------------------------------------------------
Class A* (Est. 12/6/95)
Excluding Sales Charge                    +16.60%     +19.65%      +28.43%
Including Sales Charge                    +15.82%     +18.24%      +21.06%
--------------------------------------------------------------------------
Class B (Est. 11/11/97)
Excluding Sales Charge                    +10.63%     +18.76%      +27.54%
Including Sales Charge                    +10.63%     +18.53%      +23.54%
--------------------------------------------------------------------------
Class C (Est. 11/11/97)
Excluding Sales Charge                    +10.63%     +18.76%      +27.54%
Including Sales Charge                    +10.63%     +18.76%      +26.54%
--------------------------------------------------------------------------

Funds that concentrate investments in one industry, like Delaware REIT Fund, may involve greater risks than more diversified funds, including greater potential for volatility.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, Institutional Class, and Real Estate Investment Trust Portfolio Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime (since 6/2/03) and one-year periods ended October 31, 2004 for Delaware REIT Fund's Class R shares were +29.81% and +28.04%, respectively. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%.

The average annual total returns for the lifetime (since 8/28/97), five-year, and one-year periods ended October 31, 2004 for Delaware REIT Fund's Institutional Class were +11.72%, +19.94%, and +28.78%, respectively. The Institutional Class shares were first made available on November 11, 1997 and are available without sales charges or asset based distribution charges only to certain eligible institutional accounts.

The average annual total returns for the lifetime (since 12/6/95), five-year, and one-year periods ended October 31, 2004 for Delaware REIT Fund, Real Estate Investment Trust Portfolio Class were +16.83%, +19.94%, and +28.78%, respectively. The Real Estate Investment Trust Pooled Trust Class shares were first made available on November 4, 1997 and are available without sales or asset based distribution charges only to certain eligible institutional accounts. Performance prior to November 4, 1997 is based on the performance of the original class (established December 6, 1995) which operated under a substantially similar expense structure.

*Effective November 4, 1997, Delaware REIT Fund was redesigned. At that time, the legal name of the Fund's original class (the "Pooled Trust Class") was changed to the "Class A" and a distribution fee of up to 0.30% was implemented. The Class A share performance information prior to that date reflects the performance of the Pooled Trust Class and has not been adjusted to reflect the effect of the distribution fee.

An expense limitation was in effect for all classes of Delaware REIT Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DPRSX
Nasdaq Portfolio Class symbol:     DPRIX
Nasdaq Class R symbol:             DPRRX

DELAWARE
  REIT FUND

FUND BASICS
As of October 31, 2004
--------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks maximum long-term total return, with capital appreciation as a secondary objective.
--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$550.96 million
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
43
--------------------------------------------------------------------------------
FUND START DATE:
December 6, 1995
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
YOUR FUND MANAGER:
Damon J. Andres earned a bachelor's degree in business administration with an emphasis in finance and accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services as a consulting associate with Cambridge Associates, Inc. in Arlington, Virginia. He is also a CFA charterholder.
--------------------------------------------------------------------------------
NASDAQ SYMBOLS:
Class A  DPREX
Class B  DPRBX
Class C  DPRCX
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
December 6, 1995 (Fund's inception) through October 31, 2004

               DELAWARE REIT
                  FUND -                NAREIT EQUITY
              CLASS A SHARES              REIT INDEX
DEC-95           $ 9,803                   $10,000
OCT-96           $11,887                   $11,719
OCT-97           $17,414                   $15,556
OCT-98           $15,502                   $13,567
OCT-99           $15,085                   $12,612
OCT-00           $18,838                   $14,920
OCT-01           $20,772                   $17,052
OCT-02           $22,053                   $18,136
OCT-03           $28,799                   $24,265
OCT-04           $36,987                   $31,531

Chart assumes $10,000 invested on December 6, 1995, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the NAREIT Equity REIT Index at that month's end, December 31, 1995. After December 31, 1995, returns plotted on the chart were as of the last day of each month shown. The NAREIT Equity REIT Index is an unmanaged composite of real estate investment trusts that invest in many types of U.S. properties. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

An expense limitation was in effect for the period shown. Performance would have been lower had the expense limitation not been in effect.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

DISCLOSURE                        For the Period May 1, 2004 to October 31, 2004
  OF FUND EXPENSES

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions. "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DELAWARE REIT FUND(1)
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                           Beginning    Ending      Annualized   Expenses
                                                            Account     Account       Expense   Paid During
                                                             Value       Value         Ratio      Period
                                                             5/1/04     10/31/04                 5/1/04 to
                                                                                                  10/31/04
-----------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00   $1,238.60       1.40%       $ 7.88
Class B                                                     1,000.00    1,234.10       2.15%        12.07
Class C                                                     1,000.00    1,234.10       2.15%        12.07
Class R                                                     1,000.00    1,237.00       1.75%         9.84
Institutional Class                                         1,000.00    1,240.20       1.15%         6.48
Portfolio Class                                             1,000.00    1,240.20       1.15%         6.48
-----------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00   $1,018.10       1.40%       $ 7.10
Class B                                                     1,000.00    1,014.33       2.15%        10.89
Class C                                                     1,000.00    1,014.33       2.15%        10.89
Class R                                                     1,000.00    1,016.34       1.75%         8.87
Institutional Class                                         1,000.00    1,019.36       1.15%         5.84
Portfolio Class                                             1,000.00    1,019.36       1.15%         5.84
-----------------------------------------------------------------------------------------------------------

(1) Other expenses are expected to decrease during the Fund's fiscal year ended October 31, 2005 due to reduction in transfer agent fees associated with servicing retirement accounts. Had this reduction been in effect during the period, the Fund's expense analysis would be as follows:

                                                           Beginning    Ending      Annualized   Expenses
                                                            Account     Account       Expense   Paid During
                                                             Value       Value         Ratio      Period
                                                             5/1/04     10/31/04                 5/1/04 to
                                                                                                  10/31/04
-----------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00   $1,239.00       1.32%       $ 7.43
Class B                                                     1,000.00    1,234.50       2.07%        11.63
Class C                                                     1,000.00    1,234.50       2.07%        11.63
Class R                                                     1,000.00    1,237.40       1.67%         9.39
Institutional Class                                         1,000.00    1,240.60       1.07%         6.03
Portfolio Class                                             1,000.00    1,240.60       1.07%         6.03
-----------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00   $1,018.50       1.32%       $ 6.70
Class B                                                     1,000.00    1,014.73       2.07%        10.48
Class C                                                     1,000.00    1,014.73       2.07%        10.48
Class R                                                     1,000.00    1,016.74       1.67%         8.47
Institutional Class                                         1,000.00    1,019.76       1.07%         5.43
Portfolio Class                                             1,000.00    1,019.76       1.07%         5.43
-----------------------------------------------------------------------------------------------------------

SECTOR ALLOCATION                                         As of October 31, 2004
  DELAWARE REIT FUND

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following chart lists the Fund's categories of portfolio holdings as a percent of total net assets and is provided in compliance with such requirement.

                                                             PERCENTAGE
SECTOR                                                     OF NET ASSETS
------------------------------------------------------------------------
COMMON STOCK                                                   96.72%
------------------------------------------------------------------------
Diversified REITs                                               5.24%
Healthcare REITs                                                1.91%
Hotel REITs                                                     5.14%
Industrial REITs                                                6.78%
Mall REITs                                                     14.97%
Manufactured Housing REITs                                      1.29%
Mortgage REITs                                                  4.48%
Multifamily REITs                                              11.83%
Office REITs                                                   22.34%
Office/Industrial REITs                                         8.45%
Real Estate Operating Companies                                 2.81%
Retail Strip Centers REITs                                     11.07%
Self-Storage REITs                                              0.41%
------------------------------------------------------------------------
RIGHTS                                                          0.01%
------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                           4.52%
------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL                                   5.47%
------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                              106.72%
------------------------------------------------------------------------
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL             (5.47%)
------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS                (1.25%)
------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
------------------------------------------------------------------------

STATEMENT                                                     DELAWARE REIT FUND
  OF NET ASSETS                                               October 31, 2004

                                                      Number of       Market
                                                        Shares        Value
COMMON STOCK - 96.72%
Diversified REITs - 5.24%
  Vornado Realty Trust                                  429,700     $ 28,875,840
                                                                    ------------
                                                                      28,875,840
                                                                    ------------
Healthcare REITs - 1.91%
 #Medical Properties Trust 144A                         353,200        3,532,000
 *Nationwide Health Properties                          309,900        6,994,443
                                                                    ------------
                                                                      10,526,443
                                                                    ------------
Hotel REITs - 5.14%
 +Eagle Hospitality Properties Trust                    330,300        3,137,850
  Hersha Hospitality Trust                              732,100        6,823,172
 +Host Marriott                                         374,800        5,453,340
 *LaSalle Hotel Properties                              448,100       12,869,432
                                                                    ------------
                                                                      28,283,794
                                                                    ------------
Industrial REITs - 6.78%
  AMB Property                                          245,100        9,191,250
  First Potomac Realty Trust                            174,700        3,532,434
  ProLogis                                              631,100       24,600,278
                                                                    ------------
                                                                      37,323,962
                                                                    ------------
Mall REITs - 14.97%
  CBL & Associates Properties                           227,000       14,879,850
  General Growth Properties                             674,800       22,261,652
  Mills                                                 249,800       13,851,410
  Simon Property Group                                  539,600       31,469,472
                                                                    ------------
                                                                      82,462,384
                                                                    ------------
Manufactured Housing REITs - 1.29%
 *Sun Communities                                       183,000        7,113,210
                                                                    ------------
                                                                       7,113,210
                                                                    ------------
Mortgage REITs - 4.48%
 #Fieldstone Investments 144A                           479,800        8,276,550
+#KKR Financial 144A                                    736,000        7,580,800
 *New Century Financial                                  31,800        1,753,770
*+Saxon Capital                                         205,700        3,949,440
 *Sunset Financial Resources                            292,300        3,142,225
                                                                    ------------
                                                                      24,702,785
                                                                    ------------
Multifamily REITs - 11.83%
 *BRE Properties Class A                                404,600       16,143,540
 *Camden Property Trust                                 160,500        7,286,700
  Equity Residential                                    520,200       17,348,670
  Home Properties                                       198,200        8,155,930
 *United Dominion Realty Trust                          769,900       16,229,492
                                                                    ------------
                                                                      65,164,332
                                                                    ------------
Office REITs - 22.34%
  Alexandria Real Estate Equities                       220,600       14,570,630
 *American Financial Realty Trust                       741,800       10,904,460
  Brandywine Realty Trust                               422,800       12,438,776
  CarrAmerica Realty                                    651,800       21,007,514
  Equity Office Properties Trust                      1,101,474       30,973,449
  Prentiss Properties Trust                             535,100       19,252,898
  SL Green Realty                                       254,000       13,924,280
                                                                    ------------
                                                                     123,072,007
                                                                    ------------
Office/Industrial REITs - 8.45%
 *Duke Realty                                           499,200       17,022,720
  Liberty Property Trust                                253,300       10,271,315
 *Reckson Associates Realty                             635,300       19,281,355
                                                                    ------------
                                                                      46,575,390
                                                                    ------------

                                                       Number of      Market
                                                         Shares       Value
COMMON STOCK (continued)
Real Estate Operating Companies - 2.81%
  Starwood Hotels & Resorts Worldwide                    324,800    $ 15,502,704
                                                                    ------------
                                                                      15,502,704
                                                                    ------------
Retail Strip Centers REITs - 11.07%
  Developers Diversified Realty                          351,400      14,688,520
  Federal Realty Investment Trust                        312,900      14,847,105
  Kite Realty Group Trust                                651,000       8,593,200
 *Ramco-Gershenson Properties                            379,700      10,251,900
  Regency Centers                                        258,500      12,630,310
                                                                    ------------
                                                                      61,011,035
                                                                    ------------
Self-Storage REITs - 0.41%
  Extra Space Storage                                    162,700       2,255,022
                                                                    ------------
                                                                       2,255,022
                                                                    ------------
TOTAL COMMON STOCK
  (cost $417,076,218)                                                532,868,908
                                                                    ------------
RIGHTS - 0.01%
+oGGP Subscription Rights                                 67,480          51,285
                                                                    ------------
TOTAL RIGHTS (cost $0)                                                    51,285
                                                                    ------------
                                                       Principal
                                                         Amount
REPURCHASE AGREEMENTS - 4.52%
  With BNP Paribas 1.77% 11/1/04
    (dated 10/29/04, to be repurchased
    at $12,905,903, collateralized by
    $13,272,000 U.S. Treasury Bills
    due 3/24/05, market
    value $13,165,991)                                 $12,904,000    12,904,000
  With UBS Warburg 1.77% 11/1/04
    (dated 10/29/04, to be repurchased
    at $12,018,773, collateralized by
    $2,072,000 U.S. Treasury Notes
    1.625% due 10/31/05, market value
    $2,075,917, $4,144,000 U.S. Treasury
    Notes 1.875% due 11/30/05, market
    value $4,157,709 and $5,602,000
    U.S. Treasury Notes 6.50% due
    10/15/06, market value $6,032,275)                  12,017,000    12,017,000
                                                                     -----------
TOTAL REPURCHASE AGREEMENTS
  (cost $24,921,000)                                                  24,921,000
                                                                     -----------
TOTAL MARKET VALUE OF SECURITIES BEFORE
SECURITIES LENDING COLLATERAL - 101.25%
  (cost $441,997,218)                                                557,841,193
                                                                     -----------
SECURITIES LENDING COLLATERAL - 5.47%**
  Allied Irish Dublin 1.80% 11/10/04                     1,204,992     1,204,982
  Barclays London 1.92% 1/31/05                            241,076       240,996
  Bear Stearns 1.93% 3/18/05                             1,085,625     1,086,816
  Calyon 1.82% 4/19/05                                   1,204,981     1,204,858
  CDC IXIS 1.49% 11/12/04                                  964,061       963,985
  Corporate Asset Funding 1.75% 11/8/04                    841,528       841,232
  Credit Swiss First Boston NY 1.60% 12/13/04              964,274       963,985
  Deutsche Bank Financial 1.95% 2/22/05                    241,025       241,119
  Deutsche Bank London 1.96% 12/31/04                      964,090       963,985
  Fannie Mae 1.94% 12/29/04                                962,644       959,529
  Fortis Bank London 1.80% 11/10/04                      1,084,493     1,084,484

STATEMENT                                                     DELAWARE REIT FUND
  OF NET ASSETS (CONTINUED)

                                                      Principal       Market
                                                       Amount         Value
SECURITIES LENDING COLLATERAL** (continued)
  General Electric Capital 1.93% 2/3/05              $  361,623     $  361,832
  Goldman Sachs Group LP
    1.80% 12/21/04                                      554,403        554,292
    2.06% 12/8/04                                       566,341        566,341
  Merrill Lynch Mortgage Capital
    1.98% 11/12/04                                      963,986        963,986
  Morgan Stanley
    1.90% 11/1/04                                     3,495,336      3,495,336
    1.96% 3/10/05                                       963,947        963,986
    1.99% 11/29/05                                      240,631        240,996
  Nordea Bank New York 1.81% 5/13/05                  1,208,259      1,208,050
  Pfizer Inc 1.80% 11/29/05                           1,156,783      1,156,783
  Proctor and Gamble 1.83% 11/29/05                   1,204,982      1,204,982
  Rabobank 1.88% 3/2/05                               1,204,922      1,204,831
  Royal Bank of Canada 1.89% 6/27/05                  1,204,993      1,204,741
  Sigma Finance 1.82% 9/30/05                         1,132,400      1,132,400
  Societe Generale
    1.84% 6/14/05                                       604,711        604,530
    1.96% 12/8/04                                       963,897        963,925
  Union Bank of Switzerland
    1.13% 12/20/04                                    1,205,959      1,204,982
  Wachovia Bank N.A. 1.94% 11/15/04                     964,103        964,193
  Wells Fargo Bank 1.84% 11/29/05                     1,204,720      1,204,982
  Wilmington Trust 2.05% 1/5/05                       1,204,987      1,205,029
                                                                  ------------
TOTAL SECURITIES LENDING COLLATERAL
  (cost $30,162,168)                                                30,162,168
                                                                  ------------

TOTAL MARKET VALUE OF SECURITIES - 106.72%
  (cost $472,159,386)                                              588,003,361++
OBLIGATION TO RETURN SECURITIES LENDING
  COLLATERAL - (5.47%)**                                           (30,162,168)
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS - (1.25%)                                            (6,883,801)
                                                                  ------------
NET ASSETS APPLICABLE TO 26,066,338 SHARES
  OUTSTANDING - 100.00%                                           $550,957,392
                                                                  ============

Net Asset Value -- Delaware REIT Fund Class A
  ($308,100,593 / 14,572,927 Shares)                                    $21.14
                                                                        ------
Net Asset Value -- Delaware REIT Fund Class B
  ($85,008,656 / 4,025,550 Shares)                                      $21.12
                                                                        ------
Net Asset Value -- Delaware REIT Fund Class C
  ($73,039,965 / 3,458,180 Shares)                                      $21.12
                                                                        ------
Net Asset Value -- Delaware REIT Fund Class R
  ($2,035,214 / 96,320 Shares)                                          $21.13
                                                                        ------
Net Asset Value -- Delaware REIT Fund Institutional Class
  ($53,261,136 / 2,517,846 Shares)                                      $21.15
                                                                        ------
Net Asset Value -- Delaware REIT Fund
  The Real Estate Investment Trust Portfolio Class
  ($29,511,828 / 1,395,515 Shares)                                      $21.15
                                                                        ------

COMPONENTS OF NET ASSETS AT OCTOBER 31, 2004;
Shares of beneficial interest
  (unlimited authorization - no par)                                $382,881,865
Undistributed net investment income                                    7,925,752
Accumulated net realized gain on investments                          44,305,800
Net unrealized appreciation of investments                           115,843,975
                                                                    ------------
Total net assets                                                    $550,957,392
                                                                    ============

 *Security is fully or partially on loan.

**See Note 7 in "Notes to Financial Statements."

 +Non-income producing security for the year ended October 31, 2004.

++Includes $29,510,737 of securities loaned.

 #Securities exempt from registration under Rule 144A of the Securities Act of 1933. See Note 8 in "Notes to Financial Statements."

 oThe security is being fair valued in accordance with the Fund's fair valuation policy. See Note 1 in "Notes to Financial Statements."

SUMMARY OF ABBREVIATIONS:
REIT -- Real Estate Investment Trust

NET ASSET VALUE AND OFFERING PRICE PER SHARE --
  DELAWARE REIT FUND
Net asset value Class A (A)                                               $21.14
Sales charge (5.75% of offering price or 6.10% of the
  amount invested per share) (B)                                            1.29
                                                                          ------
Offering price                                                            $22.43
                                                                          ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See current prospectus for purchase of $50,000 or more.

See accompanying notes

STATEMENT                                            DELAWARE REIT FUND
  OF OPERATIONS                                      Year Ended October 31, 2004

INVESTMENT INCOME:
  Dividends                                                          $18,519,612
  Interest                                                               216,447
  Securities lending income                                               24,024         $ 18,760,083
                                                                     -----------

EXPENSES:
  Management fees                                                      3,749,245
  Distribution expenses -- Class A                                       848,795
  Distribution expenses -- Class B                                       787,132
  Distribution expenses -- Class C                                       657,540
  Distribution expenses -- Class R                                         5,974
  Dividend disbursing and transfer agent fees and expenses             2,132,439
  Accounting and administration expenses                                 181,762
  Reports and statements to shareholders                                 139,653
  Registration fees                                                       79,175
  Legal and professional fees                                             73,765
  Custodian fees                                                          20,404
  Trustees' fees                                                          20,036
  Tax (other than taxes on income)                                        12,364
  Pricing fees                                                             2,138
  Other                                                                    9,900            8,720,322
                                                                     -----------
  Less expenses absorbed or waived                                                           (653,534)
  Less waived distribution expenses -- Class A                                               (141,466)
  Less expenses paid indirectly                                                                (3,541)
                                                                                         ------------
  Total expenses                                                                            7,921,781
                                                                                         ------------
NET INVESTMENT INCOME                                                                      10,838,302
                                                                                         ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                                         53,671,065
  Net change in unrealized appreciation/depreciation of investments                        57,015,611
                                                                                         ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                           110,686,676
                                                                                         ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $121,524,978
                                                                                         ============

See accompanying notes

STATEMENTS                                                    DELAWARE REIT FUND
  OF CHANGES IN NET ASSETS

                                                                                                              Year Ended
                                                                                                       10/31/04         10/31/03
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                                              $ 10,838,302     $ 13,702,572
  Net realized gain on investments                                                                     53,671,065       12,761,871
  Net change in unrealized appreciation/depreciation of investments                                    57,015,611       68,984,052
                                                                                                     ------------     ------------
  Net increase in net assets resulting from operations                                                121,524,978       95,448,495
                                                                                                     ------------     ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A                                                                                            (8,087,846)      (7,353,863)
    Class B                                                                                            (1,675,372)      (1,881,688)
    Class C                                                                                            (1,396,981)      (1,379,091)
    Class R                                                                                               (19,365)          (1,110)
    Institutional Class                                                                                (1,260,567)        (611,256)
    The Real Estate Investment Trust Portfolio Class                                                     (950,522)        (848,062)

  Net realized gain on investments:
    Class A                                                                                            (7,248,347)      (4,153,439)
    Class B                                                                                            (2,027,647)      (1,456,804)
    Class C                                                                                            (1,684,140)        (959,258)
    Class R                                                                                               (20,361)              --
    Institutional Class                                                                                (1,038,498)        (240,632)
    The Real Estate Investment Trust Portfolio Class                                                     (746,203)        (475,155)
                                                                                                     ------------     ------------
                                                                                                      (26,155,849)     (19,360,358)
                                                                                                     ------------     ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold:
    Class A                                                                                           127,055,852      114,084,840
    Class B                                                                                            13,352,461       14,445,473
    Class C                                                                                            18,299,658       21,567,472
    Class R                                                                                             1,591,451          342,675
    Institutional Class                                                                                29,375,804       19,150,477
    The Real Estate Investment Trust Portfolio Class                                                    2,000,000        2,000,107

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                                            13,084,677        9,900,914
    Class B                                                                                             3,045,960        2,763,271
    Class C                                                                                             2,690,648        2,066,163
    Class R                                                                                                39,735              949
    Institutional Class                                                                                 2,119,760          827,294
    The Real Estate Investment Trust Portfolio Class                                                    1,243,388          916,155
                                                                                                     ------------     ------------
                                                                                                      213,899,394      188,065,790
                                                                                                     ------------     ------------
  Cost of shares repurchased:
    Class A                                                                                          (139,506,590)     (77,502,547)
    Class B                                                                                           (18,598,822)     (15,786,028)
    Class C                                                                                           (18,696,273)     (14,312,122)
    Class R                                                                                              (161,765)          (2,020)
    Institutional Class                                                                               (15,652,323)      (4,095,468)
    The Real Estate Investment Trust Portfolio Class                                                   (5,982,100)              --
                                                                                                     ------------     ------------
                                                                                                     (198,597,873)    (111,698,185)
                                                                                                     ------------     ------------
Increase in net assets derived from capital share transactions                                         15,301,521       76,367,605
                                                                                                     ------------     ------------
NET INCREASE IN NET ASSETS                                                                            110,670,650      152,455,742

NET ASSETS:
  Beginning of year                                                                                   440,286,742      287,831,000
                                                                                                     ------------     ------------
  End of year (including undistributed net investment income of $7,925,752 and $4,462,857,
    respectively)                                                                                    $550,957,392     $440,286,742
                                                                                                     ============     ============

See accompanying notes

FINANCIAL
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            Delaware REIT Fund Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                             10/31/04    10/31/03     10/31/02    10/31/01     10/31/00
NET ASSET VALUE, BEGINNING OF PERIOD                          $17.400     $14.170      $14.270     $13.460      $11.300

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)                                        0.445       0.617        0.517       0.594        0.565
Net realized and unrealized gain on investments                 4.333       3.531        0.399       0.776        2.165
                                                              -------     -------      -------     -------      -------
Total from investment operations                                4.778       4.148        0.916       1.370        2.730
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.544)     (0.566)      (0.593)     (0.560)      (0.570)
Net realized gain on investments                               (0.494)     (0.352)      (0.423)         --           --
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (1.038)     (0.918)      (1.016)     (0.560)      (0.570)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $21.140     $17.400      $14.170     $14.270      $13.460
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                28.43%      30.59%        6.17%      10.27%       24.87%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                      $308,100    $253,995     $163,432     $62,869      $40,412
Ratio of expenses to average net assets                         1.40%       1.40%        1.38%       1.29%        1.20%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.58%       1.59%        1.38%       1.35%        1.40%
Ratio of net investment income to average net assets            2.35%       4.06%        3.39%       4.14%        4.52%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly            2.17%       3.87%        3.39%       4.08%        4.32%
Portfolio turnover                                                43%         48%          65%         61%          31%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            Delaware REIT Fund Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                             10/31/04    10/31/03     10/31/02    10/31/01     10/31/00
NET ASSET VALUE, BEGINNING OF PERIOD                          $17.380     $14.170      $14.260     $13.460      $11.300

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)                                        0.302       0.502        0.404       0.498        0.473
Net realized and unrealized gain on investments                 4.338       3.518        0.402       0.765        2.162
                                                              -------     -------      -------     -------      -------
Total from investment operations                                4.640       4.020        0.806       1.263        2.635
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.406)     (0.458)      (0.473)     (0.463)      (0.475)
Net realized gain on investments                               (0.494)     (0.352)      (0.423)         --           --
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.900)     (0.810)      (0.896)     (0.463)      (0.475)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $21.120     $17.380      $14.170     $14.260      $13.460
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                27.54%      29.53%        5.43%       9.44%       23.92%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $85,009     $72,331      $57,824     $29,423      $16,547
Ratio of expenses to average net assets                         2.15%       2.15%        2.13%       2.04%        1.95%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       2.28%       2.30%        2.13%       2.10%        2.15%
Ratio of net investment income to average net assets            1.60%       3.31%        2.64%       3.39%        3.77%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly            1.47%       3.16%        2.64%       3.33%        3.57%
Portfolio turnover                                                43%         48%          65%         61%          31%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            Delaware REIT Fund Class C
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                             10/31/04    10/31/03     10/31/02    10/31/01     10/31/00
NET ASSET VALUE, BEGINNING OF PERIOD                          $17.380     $14.170      $14.260     $13.460      $11.300

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)                                        0.302       0.502        0.404       0.504        0.473
Net realized and unrealized gain on investments                 4.338       3.518        0.402       0.759        2.162
                                                              -------     -------      -------     -------      -------
Total from investment operations                                4.640       4.020        0.806       1.263        2.635
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.406)     (0.458)      (0.473)     (0.463)      (0.475)
Net realized gain on investments                               (0.494)     (0.352)      (0.423)         --           --
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.900)     (0.810)      (0.896)     (0.463)      (0.475)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $21.120     $17.380      $14.170     $14.260      $13.460
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                27.54%      29.53%        5.43%       9.44%       23.92%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $73,040     $58,206      $38,581     $16,326       $8,513
Ratio of expenses to average net assets                         2.15%       2.15%        2.13%       2.04%        1.95%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       2.28%       2.30%        2.13%       2.10%        2.15%
Ratio of net investment income to average net assets            1.60%       3.31%        2.64%       3.39%        3.77%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly            1.47%       3.16%        2.64%       3.33%        3.57%
Portfolio turnover                                                43%         48%          65%         61%          31%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                          Delaware REIT Fund Class R
------------------------------------------------------------------------------------
                                                              Year       6/2/03(1)
                                                              Ended         to
                                                             10/31/04    10/31/03
NET ASSET VALUE, BEGINNING OF PERIOD                          $17.400     $15.620

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)                                        0.377       0.331
Net realized and unrealized gain on investments                 4.341       1.683
                                                              -------     -------
Total from investment operations                                4.718       2.014
                                                              -------     -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.494)     (0.234)
Net realized gain on investments                               (0.494)         --
                                                              -------     -------
Total dividends and distributions                              (0.988)     (0.234)
                                                              -------     -------

NET ASSET VALUE, END OF PERIOD                                $21.130     $17.400
                                                              =======     =======

TOTAL RETURN(3)                                                28.04%      13.02%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $2,035        $353
Ratio of expenses to average net assets                         1.75%       1.75%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.88%       1.98%
Ratio of net investment income to average net assets            2.00%       4.75%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly            1.87%       4.52%
Portfolio turnover                                                43%         48%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware REIT Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                             10/31/04    10/31/03     10/31/02    10/31/01     10/31/00
NET ASSET VALUE, BEGINNING OF PERIOD                          $17.410     $14.190      $14.280     $13.470      $11.310

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)                                        0.492       0.656        0.555       0.625        0.596
Net realized and unrealized gain on investments                 4.341       3.520        0.412       0.778        2.167
                                                              -------     -------      -------     -------      -------
Total from investment operations                                4.833       4.176        0.967       1.403        2.763
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.599)     (0.604)      (0.634)     (0.593)      (0.603)
Net realized gain on investments                               (0.494)     (0.352)      (0.423)         --           --
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (1.093)     (0.956)      (1.057)     (0.593)      (0.603)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $21.150     $17.410      $14.190     $14.280      $13.470
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                28.78%      30.80%        6.52%      10.51%       25.18%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $53,261     $28,782       $8,850      $1,823       $2,013
Ratio of expenses to average net assets                         1.15%       1.15%        1.13%       1.04%        0.95%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.28%       1.30%        1.13%       1.10%        1.15%
Ratio of net investment income to average net assets            2.60%       4.31%        3.64%       4.39%        4.77%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly            2.47%       4.16%        3.64%       4.33%        4.57%
Portfolio turnover                                                43%         48%          65%         61%          31%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                        Delaware REIT Fund The Real Estate Investment Trust Portfolio Class
---------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                             10/31/04    10/31/03     10/31/02    10/31/01     10/31/00
NET ASSET VALUE, BEGINNING OF PERIOD                          $17.410     $14.180      $14.280     $13.470      $11.310

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)                                        0.492       0.656        0.555       0.625        0.596
Net realized and unrealized gain on investments                 4.341       3.530        0.402       0.778        2.167
                                                              -------     -------      -------     -------      -------
Total from investment operations                                4.833       4.186        0.957       1.403        2.763
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.599)     (0.604)      (0.634)     (0.593)      (0.603)
Net realized gain on investments                               (0.494)     (0.352)      (0.423)         --           --
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (1.093)     (0.956)      (1.057)     (0.593)      (0.603)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $21.150     $17.410      $14.180     $14.280      $13.470
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                28.78%      30.90%        6.45%      10.59%       25.09%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $29,512     $26,620      $19,144     $29,000      $26,574
Ratio of expenses to average net assets                         1.15%       1.15%        1.13%       1.04%        0.95%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.28%       1.30%        1.13%       1.10%        1.15%
Ratio of net investment income to average net assets            2.60%       4.31%        3.64%       4.39%        4.77%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly            2.47%       4.16%        3.64%       4.33%        4.57%
Portfolio turnover                                                43%         48%          65%         61%          31%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

NOTES                                                         DELAWARE REIT FUND
  TO FINANCIAL STATEMENTS                                     October 31, 2004

The Real Estate Investment Trust Portfolio (the "Delaware REIT Fund" or, the "Fund") is a series of Delaware Pooled Trust ("the Trust"), which is organized as a Delaware statutory trust. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R, Institutional Class and The Real Estate Investment Trust Portfolio Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R, Institutional Class and The Real Estate Investment Trust Portfolio Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. This report contains information relating only to Delaware REIT Fund. All other Delaware Pooled Trust portfolios are included in a separate report.

The investment objective of the Fund is to seek maximum long-term total return, with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation -- Equity securities, except those traded on the Nasdaq Stock Market, Inc. (NASDAQ), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gains on investments, if any, annually.

Through December 31, 2003, certain expenses of the Fund were paid through commission arrangements with brokers. The amount of these expenses was approximately $1,852 for the year ended October 31, 2004. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended October 31, 2004 were approximately $1,689. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager an annual fee, which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 1.15% of average daily net assets of the Fund through February 28, 2005.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. DDLP has contracted to waive distribution and service fees through February 28, 2005 in order to prevent distribution and service fees of Class A shares from exceeding 0.25% of average daily net assets. Institutional Class and The Real Estate Investment Trust Portfolio Class shares pay no distribution and service expenses.

NOTES                                                         DELAWARE REIT FUND
  TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
At October 31, 2004, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                 $410,360
  Dividend disbursing, transfer agent, accounting
    and administration fees and other expenses
    payable to DSC                                           84,205
  Other expenses payable to DMC and affiliates*              39,144

*DMC, as part of its administrative services, pays operating expenses on behalf of the Funds and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal services expenses, including in-house legal services, provided to the Fund by DMC employees. For the year ended October 31, 2004, the Fund had costs of $21,779.

For the year ended October 31, 2004, DDLP earned $99,033 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. INVESTMENTS
For the year ended October 31, 2004, the Fund made purchases of $225,369,510 and sales of $206,959,219 of investment securities other than short-term investments.

At October 31, 2004, the cost of investments for federal income tax purposes was $468,451,229. At October 31, 2004, the net unrealized appreciation was $119,552,132 of which $120,939,741 related to unrealized appreciation of investments and $1,387,609 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The tax character of dividends and distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                           Year Ended
                                                      10/31/04     10/31/03
                                                    -----------    -----------
  Ordinary income                                   $14,704,225    $13,337,577
  Long-term capital gain                             11,451,624      6,022,781
                                                    -----------    -----------
  Total                                             $26,155,849    $19,360,358
                                                    ===========    ===========

As of October 31, 2004, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest                                   $382,881,865
  Undistributed long-term capital gain                              48,523,395
  Unrealized appreciation of investments                           119,552,132
                                                                  ------------
  Net assets                                                      $550,957,392
                                                                  ============

The difference between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and estimates of tax character of distributions from Real Estate Investment Trusts. The undistributed earnings for the Delaware REIT Fund may be subject to reclassification upon notice of the character of distributions received from investments in Real Estate Investment Trust.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended October 31, 2004, the Fund recorded the following permanent reclassifications. Reclassifications are primarily due to tax treatment of distributions received from investments in Real Estate Investment Trusts. Results of operations and net assets were not affected by these reclassifications.

  Undistributed net investment income                              $ 6,015,246
  Accumulated net realized gain                                     (6,015,246)

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                               Year Ended
                                                          10/31/04     10/31/03
Shares sold:
  Class A                                                 6,734,917   7,432,570
  Class B                                                   699,870     938,986
  Class C                                                   966,617   1,397,444
  Class R                                                    82,280      20,328
  Institutional Class                                     1,561,450   1,235,366
  The Real Estate Investment Trust
    Portfolio Class                                         110,436     117,440

Shares issued upon reinvestment
  of dividends and distributions:
  Class A                                                   709,724     670,458
  Class B                                                   165,954     188,728
  Class C                                                   146,500     140,573
  Class R                                                     2,126          56
  Institutional Class                                       114,401      55,104
  The Real Estate Investment Trust
    Portfolio Class                                          67,226      61,978
                                                        -----------  ----------
                                                         11,361,501  12,259,031
                                                        -----------  ----------

Shares repurchased:
  Class A                                                (7,472,612) (5,032,452)
  Class B                                                (1,001,802) (1,047,181)
  Class C                                                (1,003,235)   (912,301)
  Class R                                                    (8,348)       (122)
  Institutional Class                                      (811,051)   (261,209)
  The Real Estate Investment Trust
    Portfolio Class                                        (311,438)         --
                                                        -----------  ----------
                                                        (10,608,486) (7,253,265)
                                                        -----------  ----------
Net increase                                                753,015   5,005,766
                                                        ===========  ==========

For the years ended October 31, 2004 and 2003, 19,003 Class B shares were converted to 18,968 Class A shares valued at $369,008 and 6,763 Class B shares were converted to 6,753 Class A shares valued at $106,567, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. LINE OF CREDIT
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $177,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of October 31, 2004, or at any time during the year.

NOTES                                                         DELAWARE REIT FUND
  TO FINANCIAL STATEMENTS (CONTINUED)

7. SECURITIES LENDING
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to changes in fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At October 31, 2004, the market value of the securities on loan was $29,510,737, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral."

8. CREDIT AND MARKET RISK
The Fund concentrates its investments in the real estate industry and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries. The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

9. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

10. TAX INFORMATION (UNAUDITED)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2004 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $13,390,653 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

For the fiscal year ended October 31, 2004, the Fund designates dividends and distributions paid during the year as follows:

        (A)                 (B)
     Long-Term           Ordinary
   Capital Gains          Income                Total                 (C)
   Distributions       Distributions        Distributions         Qualifying
    (Tax Basis)         (Tax Basis)          (Tax Basis)          Dividends(1)
   -------------       -------------        -------------         ------------
        44%                 56%                  100%                 --

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

The dividends for certain Fund Classes paid out on June 25, 2004 and September 27, 2004 have been re-designated as follows:

DIVIDEND PAYMENT FOR SEPTEMBER 27, 2004

                                    Dividend     Net Investment     Long-term
Share Class                        per Share         Income        Capital Gain
-----------                        ---------     --------------    ------------
Class A                              $0.120          $0.006           $0.114
Class B                               0.088           0.000            0.088
Class C                               0.088           0.000            0.088
Class R                               0.106           0.000            0.106
Institutional Class                   0.134           0.020            0.114
Real Estate Investment
  Trust Portfolio Class               0.134           0.020            0.114

DIVIDEND PAYMENT FOR JUNE 25, 2004

                                    Dividend     Net Investment     Long-term
Share Class                        per Share         Income        Capital Gain
-----------                        ---------     --------------    ------------
Class B                              $0.088          $0.062           $0.026
Class C                               0.088           0.062            0.026
Class R                               0.106           0.098            0.008

The actual determination of the source of the Fund's dividends can be made only at year-end. All stockholders should receive written notification regarding the actual components and tax treatment of all Fund dividends for the calendar year 2004 on Form 1099-DIV in early 2005.

REPORT
  OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Delaware Pooled Trust -- The Real Estate Investment
Trust Portfolio

We have audited the accompanying statement of net assets of The Real Estate Investment Trust Portfolio (one of the series constituting Delaware Pooled Trust) (the "Fund") as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Real Estate Investment Trust Portfolio of Delaware Pooled Trust at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                       Ernst & Young LLP


Philadelphia, Pennsylvania
December 10, 2004

DELAWARE INVESTMENTS FAMILY OF FUNDS
  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors which has oversight responsibility for the management of a fund's business affairs. Trustees/Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Directors and Officers with certain background and related information.

                                                                                                  Number of             Other
                                                                             Principal        Portfolios in Fund     Directorships
   Name,                      Position(s)                                   Occupation(s)      Complex Overseen         Held by
  Address                      Held with          Length of Time               During         by Trustee/Director   Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years         or Officer            or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   JUDE T. DRISCOLL(2)         Chairman and          4 Years -           Since August 2000,           77               None
   2005 Market Street            Trustee(4)      Executive Officer   Mr. Driscoll has served in
    Philadelphia, PA                                                various executive capacities
       19103                                      Trustee since         at different times at
                                                  May 15, 2003         Delaware Investments(1)
   March 10, 1963
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   WALTER P. BABICH              Trustee              16 Years              Board Chairman -          94               None
   2005 Market Street                                                 Citadel Constructors, Inc.
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927


   JOHN H. DURHAM                Trustee             25 Years(3)           Private Investor           94         Trustee - Abington
  2005 Market Street                                                                                              Memorial Hospital
  Philadelphia, PA
       19103                                                                                                   President/Director -
                                                                                                                 22 WR Corporation
   August 7, 1937

   JOHN A. FRY                   Trustee(4)           3 Years                 President -             77             Director -
 2005 Market Street                                                    Franklin & Marshall College                Community Health
 Philadelphia, PA                                                        (June 2002 - Present)                        Systems
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)


  ANTHONY D. KNERR               Trustee              11 Years        Founder/Managing Director -     94               None
 2005 Market Street                                                   Anthony Knerr & Associates
  Philadelphia, PA                                                      (Strategic Consulting)
       19103                                                               (1990 - Present)

   December 7, 1938

                                                                                                  Number of             Other
                                                                             Principal        Portfolios in Fund     Directorships
   Name,                      Position(s)                                   Occupation(s)      Complex Overseen         Held by
  Address                      Held with          Length of Time               During         by Trustee/Director   Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years         or Officer            or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

   ANN R. LEVEN                  Trustee              15 Years     Treasurer/Chief Fiscal Officer -   94           Director and
 2005 Market Street                                                     National Gallery of Art                   Audit Committee
 Philadelphia, PA                                                           (1994 - 1999)                        Chairperson - Andy
      19103                                                                                                      Warhol Foundation

                                                                                                                     Director -
                                                                                                                   Systemax Inc.
   November 1, 1940


   THOMAS F. MADISON             Trustee              10 Years               President/Chief          94            Director -
   2005 Market Street                                                     Executive Officer -                     Banner Health
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                    Director -
                                                                            and Consulting)                      CenterPoint Energy
  February 25, 1936                                                     (January 1993 - Present)
                                                                                                                    Director -
                                                                                                                Digital River, Inc.

                                                                                                                Director - Rimage
                                                                                                                   Corporation

   JANET L. YEOMANS              Trustee              5 Years           Vice President/Mergers &      94               None
   2005 Market Street                                                 Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

    JOSEPH H. HASTINGS          Executive           Executive        Mr. Hastings has served in       94               None(5)
    2005 Market Street       Vice President      Vice President     various executive capacities
     Philadelphia, PA              and                 and            at different times at
         19103               Chief Financial     Chief Financial      Delaware Investments.
                                 Officer          Officer since
    December 19, 1949                            August 21, 2003

   RICHELLE S. MAESTRO   Executive Vice President,  Chief Legal      Ms. Maestro has served in        94               None(5)
   2005 Market Street       Chief Legal Officer    Officer since    various executive capacities
    Philadelphia, PA          and Secretary        March 17, 2003     at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   MICHAEL P. BISHOF         Senior Vice President    8 Years          Mr. Bishof has served in       94               None(5)
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.
(5) Mr. Hastings, Mr. Bishof and Ms. Maestro also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees/Directors and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware REIT Fund shareholders, but may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware REIT Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                          AFFILIATED OFFICERS                         CONTACT INFORMATION
JUDE T. DRISCOLL                           JOSEPH H. HASTINGS                          INVESTMENT MANAGER
Chairman                                   Executive Vice President and                Delaware Management Company
Delaware Investments Family of Funds       Chief Financial Officer                     Philadelphia, PA
Philadelphia, PA                           Delaware Investments Family of Funds
                                           Philadelphia, PA                            NATIONAL DISTRIBUTOR
WALTER P. BABICH                                                                       Delaware Distributors, L.P.
Board Chairman                             RICHELLE S. MAESTRO                         Philadelphia, PA
Citadel Construction Corporation           Executive Vice President,
King of Prussia, PA                        Chief Legal Officer and Secretary           SHAREHOLDER SERVICING, DIVIDEND
                                           Delaware Investments Family of Funds        DISBURSING AND TRANSFER AGENT
JOHN H. DURHAM                             Philadelphia, PA                            Delaware Service Company, Inc.
Private Investor                                                                       2005 Market Street
Gwynedd Valley, PA                         MICHAEL P. BISHOF                           Philadelphia, PA 19103-7094
                                           Senior Vice President and Treasurer
JOHN A. FRY                                Delaware Investments Family of Funds        FOR SHAREHOLDERS
President                                  Philadelphia, PA                            800 523-1918
Franklin & Marshall College
Lancaster, PA                                                                          FOR SECURITIES DEALERS AND FINANCIAL
                                                                                       INSTITUTIONS REPRESENTATIVES ONLY
ANTHONY D. KNERR                                                                       800 362-7500
Managing Director
Anthony Knerr & Associates                                                             WEB SITE
New York, NY                                                                           www.delawareinvestments.com

ANN R. LEVEN
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

JANET L. YEOMANS
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

--------------------------------------------------------------------------------
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------

(9059)                                                        Printed in the USA
AR-095 [10/04] IVES 12/04                                                  J9875

                                                           Delaware Pooled Trust


                                                              Annual report 2004



                                                                   U.S. Equities

                                            The Large-Cap Value Equity Portfolio
                                            The Small-Cap Value Equity Portfolio
                                             The All-Cap Growth Equity Portfolio
                                             The Mid-Cap Growth Equity Portfolio
                                           The Small-Cap Growth Equity Portfolio
                                        The Small-Cap Growth II Equity Portfolio
                                   The Real Estate Investment Trust Portfolio II

                                                               U.S. Fixed Income
                                         The Intermediate Fixed Income Portfolio
                                           The Core Focus Fixed Income Portfolio
                                                   The High-Yield Bond Portfolio
                                            The Core Plus Fixed Income Portfolio

                                                          International Equities
                                              The International Equity Portfolio
                                 The Labor Select International Equity Portfolio
                                                  The Emerging Markets Portfolio

                                                      International Fixed Income
                                               The Global Fixed Income Portfolio
                                        The International Fixed Income Portfolio




                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)

  CONTENTS

  Portfolio Objectives ................................................   2
  Portfolio Returns ...................................................   4
  The Large-Cap Value Equity Portfolio Review .........................   6
  The Small-Cap Value Equity Portfolio Review .........................   8
  The All-Cap Growth Equity Portfolio Review ..........................  10
  The Mid-Cap Growth Equity Portfolio Review ..........................  12
  The Small-Cap Growth Equity Portfolio Review ........................  14
  The Small-Cap Growth II Equity Portfolio Review .....................  16
  The Real Estate Investment Trust Portfolio II Review ................  18
  The Intermediate Fixed Income Portfolio Review ......................  20
  The Core Focus Fixed Income Portfolio Review ........................  22
  The High-Yield Bond Portfolio Review ................................  24
  The Core Plus Fixed Income Portfolio Review .........................  26
  The International Equity Portfolio Review ...........................  28
  The Labor Select International Equity Portfolio Review ..............  30
  The Emerging Markets Portfolio Review ...............................  32
  The Global Fixed Income Portfolio Review ............................  34
  The International Fixed Income Portfolio Review .....................  36
  Disclosure of Portfolio Expenses ....................................  38
  Sector Allocations ..................................................  39
  Financial Statements ................................................  53
  Proxy Results ....................................................... 149
  Report of Independent Registered Public Accounting Firm ............. 150
  Board of Trustees/Officers .......................................... 151

DELAWARE POOLED TRUST

Delaware Pooled Trust, based in Philadelphia, is a mutual fund company that primarily offers no-load, open-end equity and fixed-income portfolios to institutional and affluent individual investors. Delaware Pooled Trust is part of Delaware Investments, a full-service investment-management organization. As of September 30, 2004, Delaware Investments managed more than $90 billion on behalf of individuals and institutions. The breadth and sophistication of Delaware's services enable clients to gain the degree of administrative convenience and simplicity they want in investment-management matters. Delaware provides not only equity and fixed-income portfolio management, but balanced portfolios, retirement plans and related non-discretionary trust services as well.

Delaware Management Company, a part of Philadelphia-based Delaware Management Business Trust, serves as investment adviser for the Portfolios. Mondrian Investment Partners Limited serves as investment sub-adviser for International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income, and The International Fixed Income Portfolios.

SHAREHOLDERS SERVICES

Delaware provides shareholders with annual and semiannual reports, monthly account reports, in-person reviews of account developments (as appropriate), and other communications.

Shareholders who have questions about their accounts or want to learn the net asset values of the Delaware Pooled Trust Portfolios may call the following toll-free telephone number, 800 231-8002, during normal business hours. Or they may write to: Client Services, Delaware Pooled Trust, 2005 Market Street, Philadelphia, PA 19103.



                                   2004 Annual Report o Delaware Pooled Trust  1

PORTFOLIO OBJECTIVES


THE LARGE-CAP VALUE EQUITY PORTFOLIO seeks maximum long-term total return, consistent with reasonable risk. The Portfolio invests in stocks that, at the time of purchase, have dividend yields above the current yield of the Russell 1000 Value Index and that, in the opinion of Delaware, offer capital gains potential as well.

THE SMALL-CAP VALUE EQUITY PORTFOLIO seeks long-term capital appreciation. The Portfolio invests primarily in equity securities of small-capitalization companies that Delaware believes to be undervalued relative to the asset value or long-term earning power of the companies concerned, and which, at the time of purchase, generally have market capitalizations less than $2 billion and are listed on a national securities exchange or NASDAQ.

THE ALL-CAP GROWTH EQUITY PORTFOLIO seeks long-term capital appreciation. The Portfolio invests in stocks of small-, medium- and large-capitalization companies that, in the opinion of Delaware, offer high earnings growth potential at the time of purchase.

THE MID-CAP GROWTH EQUITY PORTFOLIO seeks maximum long-term capital growth; current income is expected to be incidental. The Portfolio invests primarily in the stocks of medium-sized companies that, in the opinion of Delaware, offer, at the time of purchase, significant long-term growth potential.

THE SMALL-CAP GROWTH EQUITY PORTFOLIO seeks long-term capital appreciation. The Portfolio invests primarily in equity securities of companies which Delaware believes have potential for high earnings growth and which generally represent the smallest 25%, in terms of market capitalization, of U.S. equity securities listed on a national securities exchange or NASDAQ (at the time of purchase).

THE SMALL-CAP GROWTH II EQUITY PORTFOLIO seeks long-term capital appreciation. The Portfolio invests primarily in equity securities of companies which Delaware believes have the potential for high earnings growth and which generally represent the smallest 15%, in terms of market capitalization, of U.S. equity securities listed on a national securities exchange or NASDAQ (at the time of purchase).

THE REAL ESTATE INVESTMENT TRUST PORTFOLIO II seeks maximum long-term total return, with capital appreciation as a secondary objective. The Portfolio invests primarily in securities of companies principally engaged in the real estate industry.

THE INTERMEDIATE FIXED INCOME PORTFOLIO seeks maximum long-term total return, consistent with reasonable risk. The Portfolio invests primarily in a diversified portfolio of investment-grade bonds, including U.S. government, mortgage-backed, asset-backed, corporate bonds, and other fixed-income securities.

THE CORE FOCUS FIXED INCOME PORTFOLIO seeks maximum long term total return, consistent with reasonable risk. The Portfolio invests primarily in a diversified portfolio of investment grade, fixed-income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed-income securities.

THE HIGH-YIELD BOND PORTFOLIO seeks high total return. The Portfolio invests primarily in bonds rated B- or higher by Standard & Poor's Rating Group, B3 or higher by Moody's Investors Service, Inc., or in corporate bonds that are unrated but judged to be of comparable quality at the time of purchase.

THE CORE PLUS FIXED INCOME PORTFOLIO seeks maximum long-term total return, consistent with reasonable risk. The Portfolio uses a multi-sector investment approach, investing assets principally in U.S. investment-grade, U.S. high-yield, and international bonds.

THE INTERNATIONAL EQUITY PORTFOLIO seeks maximum long-term total return. The Portfolio invests primarily in stocks of companies that are organized, have a majority their assets, or derive most of their operating income from outside of the United States. Stocks selected for Portfolio are, in the opinion of the Portfolio's sub-adviser, undervalued at the time of purchase, based on rigorous fundamental analysis conducted by the sub-adviser.

2 Delaware Pooled Trust o 2004 Annual Report

LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO seeks maximum long-term total return. The Portfolio invests primarily in stocks of companies that are organized, have a majority of their assets, or derive most of their operating income outside of the United States. Stocks selected for the Portfolio are, in the opinion of the Portfolio's sub-adviser, undervalued at the time of purchase, based on rigorous fundamental analysis conducted by the sub-adviser, and are compatible with certain investment policies or restrictions followed by organized labor.

THE EMERGING MARKETS PORTFOLIO seeks long-term capital appreciation. The Portfolio invests primarily in stocks of issuers organized, having a majority of their assets in, or deriving a majority of their operating income from emerging countries.

GLOBAL FIXED INCOME PORTFOLIO seeks current income consistent with the preservation of investors' principal. The Portfolio invests primarily in fixed-income securities.

THE INTERNATIONAL FIXED INCOME PORTFOLIO seeks current income consistent with the preservation of investors' principal. The Portfolio invests primarily in fixed-income securities of issuers that are organized, have a majority of their assets, or derive most of their operating income from outside of the United States.

                                   2004 Annual Report o Delaware Pooled Trust  3

PORTFOLIO RETURNS

PERIODS ENDING OCTOBER 31, 2004

Average Annual Total Returns*                          One           Three        Five          Ten         Since
                                                       Year          Years        Years        Years     Inception++
--------------------------------------------------------------------------------------------------------------------
THE LARGE-CAP VALUE EQUITY PORTFOLIO                   11.00%         7.17%         3.95%      10.65%       11.48%
--------------------------------------------------------------------------------------------------------------------
THE SMALL-CAP VALUE EQUITY PORTFOLIO                   15.56%        17.68%        14.71%       -           13.38%
--------------------------------------------------------------------------------------------------------------------
THE ALL-CAP GROWTH EQUITY PORTFOLIO                     1.85%         1.96%         -           -          -11.08%
--------------------------------------------------------------------------------------------------------------------
THE MID-CAP GROWTH EQUITY PORTFOLIO                     6.50%         7.62%         2.27%      10.41%        9.14%
--------------------------------------------------------------------------------------------------------------------
THE SMALL-CAP GROWTH EQUITY PORTFOLIO                   6.80%         8.36%         2.17%       -           10.68%
--------------------------------------------------------------------------------------------------------------------
THE SMALL-CAP GROWTH II EQUITY PORTFOLIO                -             -             -           -           -1.65%
--------------------------------------------------------------------------------------------------------------------
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO II          28.16%        21.62%        20.24%       -           11.64%
--------------------------------------------------------------------------------------------------------------------
THE INTERMEDIATE FIXED INCOME PORTFOLIO                 4.95%         5.10%         7.09%       -            6.34%
--------------------------------------------------------------------------------------------------------------------
THE CORE FOCUS FIXED INCOME PORTFOLIO                   -             -             -           -            4.12%
--------------------------------------------------------------------------------------------------------------------
THE HIGH-YIELD BOND PORTFOLIO                          17.02%        16.12%         9.19%       -            7.83%
--------------------------------------------------------------------------------------------------------------------
THE CORE PLUS FIXED INCOME PORTFOLIO                    7.30%         -             -           -            8.50%
--------------------------------------------------------------------------------------------------------------------

4 Delaware Pooled Trust o 2004 Annual Report

Average Annual Total Returns*                           One           Three        Five          Ten        Since
                                                        Year          Years        Years        Years     Inception++
--------------------------------------------------------------------------------------------------------------------
THE INTERNATIONAL EQUITY PORTFOLIO**                   22.26%        14.67%         7.16%       8.56%        9.49%
--------------------------------------------------------------------------------------------------------------------
THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO**      21.20%        15.08%         7.41%       -            9.81%
--------------------------------------------------------------------------------------------------------------------
THE EMERGING MARKETS PORTFOLIO**+                      31.74%        32.14%        16.08%       -            6.43%
--------------------------------------------------------------------------------------------------------------------
THE GLOBAL FIXED INCOME PORTFOLIO**                                                                          9.40%
--------------------------------------------------------------------------------------------------------------------
THE INTERNATIONAL FIXED INCOME PORTFOLIO**             13.82%        16.84%         9.25%       -            7.39%
--------------------------------------------------------------------------------------------------------------------

* Past performance does not guarantee future results. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Since 1992, Delaware Management Company or Mondrian Investment Partners, formerly Delaware International Advisers Ltd., has, as relevant, voluntarily waived its fees and reimbursed the Delaware Pooled Trust Portfolios for certain amounts to the extent that annual operating expenses (excluding taxes, interest, brokerage commissions, distribution fees, certain insurance costs, and extraordinary expenses) exceeded a certain specified percentage of average net assets. In the absence of those waivers, the Portfolios' total returns would have been lower. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of each portfolio. You should read the prospectus carefully before invest.

** International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties.

 + This Portfolio charges a purchase reimbursement fee and a redemption reimbursement fee; these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted. Specific fee amounts for the Portfolio are cited in the individual Portfolio review.

++ The inception dates for each Delaware Pooled Trust Portfolio are as follows:
   Large-Cap Value Equity, February 3, 1992; Small-Cap Value Equity, March 29, 1999; All-Cap Growth Equity, March 31, 2000; Mid-Cap Growth Equity, February 27, 1992; Small-Cap Growth Equity, September 15, 1998; Small-Cap Growth II Equity, December 1, 2003; Real Estate Investment Trust II, November 4, 1997; Intermediate Fixed Income, March 12, 1996; Core Focus Fixed Income, June 30, 2004; Bond, December 2, 1996; Core Plus Fixed Income, June 28, 2002; International Equity, February 4, 1992; Labor Select International Equity, December 19, 1995; Emerging Markets, April 14, 1997; Global Fixed Income, November 30, 1992; and International Fixed Income, April 11, 1997.

                                    2004 Annual Report o Delaware Pooled Trust 5

LARGE-CAP VALUE EQUITY:
VALUE-STYLE INVESTMENTS OFFER ATTRACTIVE GAINS


Uncertainties in the geopolitical and economic arenas during the past year prompted a shift in favor from growth-oriented investments to value-orientated stocks. During the period, we witnessed increased violence in Iraq, a series of serious hurricanes that hit the southeastern U.S., and several Federal Reserve rate increases. Adding to the backdrop, The Large-Cap Value Equity Portfolio's fiscal year ended a mere two days before the outcome of the tight U.S. presidential election.

Value style stocks were the clear beneficiaries of uncertainty during the 12-month period ended October 31, 2004. Investors were attracted by dividend-paying investments and strong company valuations became more influential to stock selection. The Portfolio returned +11.00% for the fiscal year, underperforming the benchmark Russell 1000 Value Index, which rose +15.45% for the same period. It is worth noting that the Portfolio outperformed the broad market, which gained +9.41% as measured by the S&P 500 Index (source:
Lipper Inc.).

Energy stocks were the strongest performers during the year, a direct result of the dramatic rise in crude oil prices. Oil reached the record-breaking price of $55.17 per barrel on October 22 (source: Bloomberg). Although our holdings in this sector outperformed the stocks represented by the index, we held an underweighted position, which hindered our relative performance. We did reap the benefits of particularly strong performance by ChevronTexaco and Kerr-McGee.

Technology-oriented stocks, the big winners from 2003, offered disappointing performance during fiscal 2004. Despite some losses, we added to our allocation during the year, based on our belief that many technology companies are poised for success going forward. Intel, for example, has a large reserve of free cash flow and, as a further indicator of its financial health, has implemented an aggressive share buy-back initiative. National Semiconductor also holds an excess of free cash flow and recently began paying dividends to shareholders. We continue to hold both companies' stock.

AVERAGE ANNUAL TOTAL RETURNS*
Periods ended October 31, 2004
--------------------------------------------------------------------------------

ONE YEAR      THREE YEARS     FIVE YEARS     TEN YEARS      SINCE INCEPTION
11.00%        7.17%            3.95%         10.65%         11.48%
--------------------------------------------------------------------------------

GROWTH OF $1,000,000*
(in millions)

Large-Cap Value Equity Portfolio    Russell 1000 Value Index
--------------------------------    ------------------------
            $1,000,000                     $1,000,000
            $1,197,737                     $1,247,100
            $1,495,539                     $1,543,162
            $1,895,323                     $2,055,337
            $2,151,078                     $2,360,143
            $2,267,896                     $2,750,275
            $2,413,520                     $2,902,090
            $2,236,059                     $2,557,902
            $2,056,005                     $2,301,600
            $2,479,510                     $2,827,977
            $2,752,249                     $3,264,899

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Russell 1000 Value Index is an unmanaged composite and is a theoretical measure of stock market performance rather than an actual available investment. You cannot invest directly in an index.

 An expense limitation was in effect for The Large-Cap Value Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation had not been in effect.

6 Delaware Pooled Trust o 2004 Annual Report

Financial services companies also had a heavy impact on both the Portfolio and the economy in general. Although our underweighting in this group impeded the Portfolio's overall performance relative to the index, the returns of our sector positions were positive. Strong performers included Bank of America and Charter One Financial.

Solid returns by utility companies helped boost performance. Companies like Excelon, FPL Group, and Dominion Resources were especially appealing. Each offered attractive yields, compelling valuations and, in some cases, increased dividend payments. However, the Portfolio's return relative to the index was impeded somewhat by our underweighted position.

Consumer product companies like retailer Limited Brands and Starwood Hotels and Resorts Worldwide of the leisure and lodging sector also offered strong results, as retail spending remained strong and business travel began to recover after the long lag since September 11, 2001.

Finally, we held an overweighted position in the poorly performing healthcare sector. Pharmaceutical companies were hurt by increasing competition by generic drug makers and, in some cases, by health risks found to be associated with particular drugs. Despite poor recent performance, we believe valuations remain extremely compelling for companies like Pfizer and Wyeth. We continue to maintain our holdings in each of these companies.


PORTFOLIO MANAGER

GEORGE E. DEMING

Mr. Deming received a bachelor's degree in economics and political science from the University of Vermont and a master's degree in international affairs from the University of Pennsylvania's Wharton School. Before joining Delaware Investments in 1978, he was responsible for institutional portfolio management at White Weld & Co. He is a member of the Financial Analysts of Philadelphia.


PORTFOLIO PROFILE

October 31, 2004

TOTAL NET ASSETS .............................. $15.5 million

INCEPTION DATE ............................. February 3, 1992

NUMBER OF HOLDINGS ....................................... 61

                                    2004 Annual Report o Delaware Pooled Trust 7

SMALL-CAP VALUE EQUITY:
SURGE IN ENERGY AND COMMODITY PRICES BOOSTS PROFITS


Value-orientated companies and small caps in particular performed well during the past year as investors sought undervalued companies with strong balance sheets. The Small-Cap Value Equity Portfolio returned +15.56% for the 12-month period ended October 31, 2004. The Portfolio's benchmark index -- the Russell 2000 Value Index -- rose +17.99% for the same period.

Major trends that affected performance during the year included lower-than-expected demand for technology products, soaring crude oil and commodity prices, and a continued boom in real estate.

Technology companies, which were the big winners from last year, offered disappointing results during fiscal 2004. Technology stock prices fell as consumer and corporate spending waned in this arena. Because technology companies comprise over 9.5 percent of the Portfolio as of October 31, 2004, losses in this area did detract from overall performance relative to the Russell 2000 Value Index.

Energy stocks were strong performers during the year, a direct result of the dramatic rise in crude oil prices. Oil reached the record-breaking price of $55.17 per barrel on October 22, 2004 (source: Bloomberg). Our holdings in oil companies like Whiting Petroleum, which specializes in oil and natural gas exploration and production, helped boost the Portfolio's returns. Likewise, as construction activity increased during the past year, commodity prices rose. Texas Industries, which produces steel and cement/concrete products for the construction and manufacturing industries, was in a strong position to capitalize on this trend and returned slightly more than 89 percent for the period. We continue to hold both companies.

AVERAGE ANNUAL TOTAL RETURNS*
Periods ended October 31, 2004
--------------------------------------------------------------------------------

  ONE YEAR      THREE YEARS     FIVE YEARS     SINCE INCEPTION
  15.56%        17.68%           14.71%        13.38%
--------------------------------------------------------------------------------

GROWTH OF $1,000,000*
(in millions)

Small-Cap Value Equity Portfolio      Russell 2000 Value Index
--------------------------------      ------------------------
         $1,000,000                          $1,000,000
         $1,083,529                          $1,091,300
         $1,017,647                          $1,052,886
         $1,036,434                          $1,139,223
         $1,126,771                          $1,234,918
         $1,299,202                          $1,415,463
         $1,239,979                          $1,343,132
         $1,606,205                          $1,733,044
         $1,271,633                          $1,309,141
         $1,365,949                          $1,406,541
         $1,748,692                          $1,836,662
         $1,854,160                          $2,003,614
         $2,020,826                          $2,167,109

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Russell 2000 Value Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date. You cannot invest directly in an index.

  An expense limitation was in effect for The Small-Cap Value Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation had not been in effect.

8 Delaware Pooled Trust o 2004 Annual Report

Investments in residential and commercial real estate remained strong during the year, enabling Real Estate Investment Trusts (REITs) to continue an expansionary trend. We held a smaller percentage of REITs than were tracked by the Russell 2000 Value Index, and this underweighted position contributed to our underperformance when compared to the index. We did hold and continue to hold several REITs that we believe offer strong long-term potential.

Healthcare was a mixed bag for the Portfolio; however, we received healthy gains from two contact lens manufacturers--Ocular Sciences and Cooper Companies. We made the tactical decision to sell Cooper during the period (at a profit), limiting our exposure to only one company within this market niche. Ocular and Cooper later announced a merger and, following the announcement, we reduced our position in Ocular.


PORTFOLIO MANAGER
CHRISTOPHER S. BECK

Mr. Beck earned a bachelor's degree from the University of Delaware and an MBA degree from Lehigh University. He joined Delaware Investments in 1997. Mr. Beck previously served as a vice president at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the University of Delaware and held management positions at Cypress Capital Management and Wilmington Trust Company. Mr. Beck is a CFA charterholder.


PORTFOLIO PROFILE

October 31, 2004

TOTAL NET ASSETS ........................ $4.0 million

INCEPTION DATE ........................ March 29, 1999

NUMBER OF HOLDINGS ............................... 119

                                    2004 Annual Report o Delaware Pooled Trust 9

ALL-CAP GROWTH EQUITY:
EARNINGS SHINE THROUGH


The past four fiscal quarters further strengthened the economic outlook, as stocks posted gains for the second straight fiscal year. Strong corporate earnings performance created positive momentum, but was offset by inflation fears and higher energy prices. Investors seemed generally torn between their optimism about a highly anticipated economic rebound and skepticism about the sustainability of those expectations. Value stocks outperformed their growth counterparts, as the Russell 3000 Value Index rose more than 15 percent as compared to the Russell 3000 Growth Index's +3.5% gain for the year ended October 31, 2004 (source: Frank Russell Company). Nearly all sectors displayed strength and posted positive gains during the period. The one exception was the technology sector, which suffered blows to a majority of its stocks, particularly as a result of reduced earnings expectations concentrated in the two most recent fiscal quarters.

The All-Cap Growth Equity Portfolio returned +1.85% during the one-year period and trailed its benchmark, the Russell 3000 Growth Index, which rose +3.45% (source: Lipper Inc.). Relative performance benefited from strong stock selection in both the healthcare and financial sectors, but was offset by poor stock selection in the underperforming technology sector (Source: Wilshire Associates).

The Portfolio's biggest contributors were not isolated within a specific sector, but instead represented companies from across the economy. The Portfolio's top-performing stock was Biogen Idec, with returns in excess of 70 percent for the 12-month period ended October 31, 2004, after reporting positive developments regarding its experimental drug for multiple sclerosis (source:
Wilshire Associates). We exited from Biogen Idec during the year after we believed that the stock had


AVERAGE ANNUAL TOTAL RETURNS*
Periods ended October 31, 2004
--------------------------------------------------------------------------------
ONE YEAR      THREE YEARS    SINCE INCEPTION
1.85%         1.96%          -11.08%
--------------------------------------------------------------------------------

GROWTH OF $1,000,000*
(in millions)

All-Cap Growth Equity Portfolio     Russell 3000 Growth Index
-------------------------------     -------------------------
         $1,000,000                         $1,000,000
         $  997,647                         $  948,600
         $1,031,764                         $  872,807
         $  688,235                         $  647,361
         $  550,588                         $  529,476
         $  565,882                         $  522,540
         $  428,235                         $  425,034
         $  472,941                         $  444,118
         $  572,941                         $  524,326
         $  584,706                         $  545,981
         $  583,529                         $  514,860

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Russell 3000 Growth Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date. You cannot invest directly in an index.

 An expense limitation was in effect for The All-Cap Growth Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation had not been in effect.

10 Delaware Pooled Trust o 2004 Annual Report reached full valuation. Another high contributing stock was Royal Caribbean Cruises, which returned just under 60 percent for the fiscal year. The upside was largely driven by an overall rebound in leisure travel, further validated by substantial contributions to the Portfolio's performance from Marriott International and Starwood Hotels & Resorts Worldwide.

The majority of the downside in the portfolio came from the technology sector, which was hurt by reduced earnings expectations and concern surrounding technology-related spending. Agere Systems was the Portfolio's worst performer, with negative returns of nearly 70 percent for the fiscal year, and the Portfolio also suffered from poor performance by well-known names such as Cisco Systems and Intel. Outside of the technology sector, Krispy Kreme Doughnuts was the Portfolio's worst performing stock, suffering from non-carbohydrate diet trends and questions about accounting practices. We exited from Agere, Intel, and Krispy Kreme during the fiscal year.


PORTFOLIO MANAGER

GERALD S. FREY

Mr. Frey received a bachelor's degree in economics from Bloomsburg University. Before joining Delaware Investments in 1996, he served as a senior director at Morgan Grenfell Capital Management, where he managed technology related stocks. Previously, he was a vice president at Chase Investors Management Corporation.


PORTFOLIO PROFILE

October 31, 2004

TOTAL NET ASSETS ........................$6.7 million

INCEPTION DATE.........................March 31, 2000

NUMBER OF HOLDINGS.................................56

                                   2004 Annual Report o Delaware Pooled Trust 11

MID-CAP GROWTH EQUITY:
POSITIVE RESULTS ACROSS SECTORS

Stocks rose during the past fiscal year, which was marked by strong performance across many stocks during the first half of the period when the much anticipated rebound in corporate earnings finally arrived. Stocks cooled toward the end of the period as inflation fears and higher energy prices raised concerns that the magnitude of the economic rebound may not live up to expectations. The energy sector performed best, spurred by higher prices, whereas the transportation sector suffered from elevated energy prices. The technology sector also performed poorly, as many companies reduced earnings expectations during the latter half of the period.

The Mid-Cap Growth Equity Portfolio returned +6.50% during the 12-month period, while the benchmark Russell Midcap Growth Index rose +8.77% (Source: Lipper Inc.). Relative performance was hurt significantly by an underweighted position in the energy sector and poor stock selection in the technology sector.

The Portfolio's best-performing stocks were not concentrated in any one sector, as companies that delivered positive results were generally rewarded. Royal Caribbean Cruises was one of the Portfolio's biggest positive contributors to performance as it rose more than 50 percent during the fiscal year based on strong increases in sales and earnings as leisure travel rebounded strongly. Biogen Idec was also up significantly during the period, after reporting positive developments regarding its experimental drug for multiple sclerosis (source: Wilshire Associates). We sold our position in Biogen Idec toward the end of the year as we felt that the stock had become fully valued.


AVERAGE ANNUAL TOTAL RETURNS*
Periods ended October 31, 2004
--------------------------------------------------------------------------------

  ONE YEAR      THREE YEARS     FIVE YEARS     TEN YEARS      SINCE INCEPTION
  6.50%         7.62%            2.27%         10.41%         9.14%
--------------------------------------------------------------------------------

GROWTH OF $1,000,000*
(in millions)

Mid-Cap Growth Equity Portfolio     Russell Midcap Growth Index
-------------------------------     ---------------------------
         $1,000,000                         $1,000,000
         $1,196,083                         $1,242,400
         $1,425,602                         $1,465,411
         $1,594,404                         $1,826,048
         $1,617,798                         $1,870,421
         $2,406,008                         $2,574,822
         $3,701,783                         $3,570,506
         $2,159,689                         $2,043,043
         $1,917,115                         $1,683,263
         $2,527,462                         $2,344,786
         $2,691,786                         $2,550,424

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Russell Midcap Growth Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. You cannot invest directly in an index.

 An expense limitation was in effect for The Mid-Cap Growth Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation had not been in effect.

12 Delaware Pooled Trust o 2004 Annual Report

Technology stocks comprised the majority of the Portfolio's poorly performing stocks during the period as many companies reduced earnings expectations, which dampened enthusiasm about the strength of technology-related spending. Among individual names, PMC-Sierra and Agere Systems were the two biggest negative contributors to performance. Each reported disappointing earnings growth during the period (source: Wilshire Associates). We exited from Agere Systems during the period but continued to hold PMC-Sierra.


PORTFOLIO MANAGERS

GERALD S. FREY

Mr. Frey received a bachelor's degree in economics from Bloomsburg University. Before joining Delaware Investments in 1996, he served as a senior director at Morgan Grenfell Capital Management, where he managed technology related stocks. Previously, he was a vice president at Chase Investors Management Corporation.

JOHN A. HEFFERN

Mr. Heffern earned bachelors and MBA degrees from the University of North Carolina at Chapel Hill. He joined Delaware Investments in 1997. He previously was a senior vice president, equity research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a principal and senior regional bank analyst at Alex. Brown & Sons.

JEFFREY W. HYNOSKI

Mr. Hynoski joined Delaware in 1998. Previously, he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth equity group, where he specialized in the areas of science, technology and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in finance from the University of Delaware and an MBA with a concentration in investments / portfolio management / financial economics from Pace University.

STEVEN T. LAMPE

Mr. Lampe received a bachelordegree in economics and an MBA degree with a concentration in finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the healthcare sector. He previously served as a manager at PricewaterhouseCoopers, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.

MATTHEW TODOROW

Mr. Todorow holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Prior to joining Delaware Investments in December 2003, he served as an Executive Director for Morgan Stanley Investment Management and was a Portfolio Manager for the small/mid-cap group. Mr. Todorow's primary portfolio management responsibilities were in healthcare, a sector he has covered since 1997. He is a CFA Charterholder and a member of the CFA Institute and the Philadelphia Society of Financial Analysts.

LORI P. WACHS

Ms. Wachs holds a bachelor's degree in economics from the University of Pennsylvania's Wharton School, where she concentrated on finance. She joined Delaware Investments in 1992 after serving in the equity-risk arbitrage department of Goldman, Sachs & Company. She is a CFA Charterholder and a member of the CFA Institute.


PORTFOLIO PROFILE

October 31, 2004

TOTAL NET ASSETS ..........................$17.7 million

INCEPTION DATE ........................February 27, 1992

NUMBER OF HOLDINGS ...................................46

                                   2004 Annual Report o Delaware Pooled Trust 13

SMALL-CAP GROWTH EQUITY:
SMALL STOCKS CONTINUE TO LEAD


Stocks posted gains for the second straight fiscal year, as the much-anticipated rebound in corporate earnings finally arrived. Toward the end of the period, however, inflation fears and higher energy prices raised concerns that the magnitude of the economic rebound may not live up to expectations. Value stocks clearly outpaced growth-oriented issues during the 12-month period ended October 31, 2004, as the Russell 2000 Value Index was up almost 18 percent as compared to the Russell 2000 Growth Index's +5.5% gain (source: Frank Russell Company). Most individual sectors posted gains for the period, with the technology sector being the notable exception as many companies in this sector reduced earnings expectations during the latter half of period.

The Small-Cap Growth Equity Portfolio returned +6.80% during the 12-month period, and outperformed its benchmark, the Russell 2000 Growth Index, which rose +5.53% (Source: Lipper Inc.). Relative performance was helped by strong stock selection in the consumer services sector and a relative underweight in the poorly performing technology sector.

The Portfolio's best-performing stocks were not concentrated in any one sector, as companies that delivered positive results were generally rewarded across the board. Nitromed was the portfolio's best performing stock as it rose almost 200 percent during the fiscal year after the company reported successful trial results relating to its developmental heart drug. We exited from Nitromed

AVERAGE ANNUAL TOTAL RETURNS*
Periods ended October 31, 2004
--------------------------------------------------------------------------------
  ONE YEAR      THREE YEARS    FIVE YEARS    SINCE INCEPTION
  6.80%         8.36%          2.17%         10.68%
--------------------------------------------------------------------------------

GROWTH OF $1,000,000*
(in millions)

Small-Cap Growth Equity Portfolio   Russell 2000 Growth Index
---------------------------------   -------------------------
         $1,000,000                         $1,000,000
         $1,105,882                         $1,158,800
         $1,371,468                         $1,457,075
         $1,673,356                         $1,498,165
         $2,398,989                         $1,914,355
         $2,469,356                         $1,740,340
         $1,703,139                         $1,438,565
         $1,464,673                         $1,191,995
         $1,639,287                         $1,315,962
         $1,320,030                         $  934,991
         $1,433,399                         $  863,184
         $1,744,838                         $1,174,880
         $1,868,631                         $1,221,992
         $1,863,419                         $1,239,833

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Russell 2000 Growth Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. While investing in small company stocks may offer greater appreciation potential than other types or classes of securities, they generally involve greater investment risk. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date. You cannot invest directly in an index.

 An expense limitation was in effect for The Small Cap Growth Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation had not been in effect.

14 Delaware Pooled Trust o 2004 Annual Report during the year after we felt that the stock had become fully valued. Wynn Resorts was also up significantly during the period based on increased optimism regarding its projects that are in development, as well as an overall rebound in leisure travel.

Technology stocks comprised the majority of poorly performing stocks during the period, as many companies reduced earnings expectations and enthusiasm dampened concerning the strength of technology-related spending. Among individual names, Conexant Systems and ON Semiconductor were two of the biggest negative contributors to performance as each reported disappointing earnings growth during the period. We exited from both stocks during the year.


PORTFOLIO MANAGERS

GERALD S. FREY

Mr. Frey received a bachelor's degree in economics from Bloomsburg University. Before joining Delaware Investments in 1996, he served as a senior director at Morgan Grenfell Capital Management, where he managed technology related stocks. Previously, he was a vice president at Chase Investors Management Corporation.

MARSHALL T. BASSETT

Mr. Bassett holds bachelor's and MBA degrees from Duke University. Before joining Delaware Investments in 1997, he served as a vice president in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Before that, he was a trust officer at Sovran Bank and Trust Company.

PORTFOLIO PROFILE

October 31, 2004

TOTAL NET ASSETS ............................$108.0 million

INCEPTION DATE ..........................September 15, 1998

NUMBER OF HOLDINGS ......................................77


                                   2004 Annual Report o Delaware Pooled Trust 15

SMALL-CAP GROWTH II EQUITY:
SMALL STOCKS CONTINUE TO LEAD


Many stocks demonstrated positive gains during the investment period, as an increasing number of companies reported positive revenue and earnings growth. Despite these positive catalysts, investors generally still seemed concerned about growing energy prices and the possibility of near-term inflation. Adding to this uncertainty, the technology sector performed very poorly during the period, posting negative results and reduced earnings expectations for the future. Most other sectors finished the period with solid gains.

The Small-Cap Growth II Equity Portfolio returned -1.65% during the period ended October 31, 2004 while its benchmark, the Russell 2000 Growth Index, rose +1.7% (Source: Lipper Inc.). Relative underperformance was driven by an underweight in the top-performing energy sector and poor stock selection in the technology and healthcare sectors.

The Portfolio's largest contributors to overall performance were highly diversified across sectors, including consumer non-durables, financials, healthcare, and technology. The big winner for the period was retailer Urban Outfitters, which posted gains well above 100 percent during the fiscal year, due to strong sales growth at its retail stores, and the success of its "shabby chic" apparel targeted at young female customers (interestingly, the company identifies this market segment as the "upscale homeless"). Other strong performers in the Portfolio included medical supplier Immucor, with returns in excess of 80 percent, and Tessera Technologies.

CUMULATIVE TOTAL RETURN*
Period ended October 31, 2004
--------------------------------------------------------------------------------
SINCE INCEPTION
-1.65%
--------------------------------------------------------------------------------

GROWTH OF $1,000,000*
(in millions)

Small-Cap Growth II Equity Portfolio    Russell 2000 Growth Index
------------------------------------    -------------------------
              $1,000,000
              $  989,411                       $1,000,000
              $1,037,647                       $1,052,500
              $1,028,235                       $1,050,921
              $1,056,470                       $1,055,861
              $  987,058                       $1,002,856
              $1,014,117                       $1,022,813
              $1,032,941                       $1,056,873
              $  930,588                       $  961,966
              $  904,705                       $  941,283
              $  958,823                       $  993,336
              $  983,529                       $1,017,475

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Russell 2000 Growth Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. While investing in small company stocks may offer greater appreciation potential than other types or classes of securities, they generally involve greater investment risk. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date. You cannot invest directly in an index.

 An expense limitation was in effect for The Small Cap Growth II Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation had not been in effect.

16 Delaware Pooled Trust o 2004 Annual Report

As expected, the majority of the downside in the Portfolio was comprised of technology stocks, as many companies reduced earnings guidance and investor concern over high inventory and increased spending levels persisted. Asyst Technology was among the worst performing stocks, partly due to weakness in the overall group, but particularly damaged by a misstep by management in attacking a new market opportunity. We exited from Asyst Technology during the period.


PORTFOLIO MANAGERS

GERALD S. FREY

Mr. Frey received a bachelor's degree in economics from Bloomsburg University. Before joining Delaware Investments in 1996, he served as a senior director at Morgan Grenfell Capital Management, where he managed technology related stocks. Previously, he was a vice president at Chase Investors Management Corporation.

MARSHALL T. BASSETT

Mr. Bassett holds bachelor's and MBA degrees from Duke University. Before joining Delaware Investments in 1997, he served as a vice president in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Before that, he was a trust officer at Sovran Bank and Trust Company.


PORTFOLIO PROFILE

October 31, 2004

TOTAL NET ASSETS ..............................$2.0 million

INCEPTION DATE ............................December 1, 2003

NUMBER OF HOLDINGS ......................................73

                                   2004 Annual Report o Delaware Pooled Trust 17

REAL ESTATE INVESTMENT TRUST II:
SOLID FUNDAMENTALS HELP DRIVE REIT RETURNS

REITs produced solid returns for the 12-month period ended October 31, 2004, owing to recovering market fundamentals and investor buying momentum. However, the gain came with volatility. When bonds sold off during the springtime, REITs followed. As REITs and bonds are both noted income-producing vehicles, some investors seem to align their expectations for the two assets with regard to price action.

We believe the association of the two asset classes is not appropriate. Bonds, for example, have a stated maturity, while REITs do not. Fortunately, the REIT market bounced back with prices appreciating generally through the end of the fiscal year. At fiscal year end, we were of the opinion that REITs had generally become overvalued on a historical basis.

The Delaware Real Estate Investment Trust Portfolio II returned +28.16% for the fiscal year. During the same time period, the Portfolio's benchmark, the NAREIT Equity REIT Index, gained +29.94% (source: Lipper Inc. and NAREIT). For performance attribution, the Portfolio gained excess return from its retail REITs, a sector that was buoyed by solid merger and acquisition (M&A) activity. Despite relatively high valuations, we favored this sector for its favorable visibility and fundamentals.

Conversely, office REITs underperformed as a strong bounce-back in demand failed to materialize. We believed sector fundamentals were neither robust nor weak during the period. Office REITs offer sound opportunities, in our opinion, and a number of the member companies offer generally strong balance sheets. Hotel REITs also

AVERAGE ANNUAL TOTAL RETURNS*
Periods ended October 31, 2004
--------------------------------------------------------------------------------
ONE YEAR    THREE YEARS     FIVE YEARS     SINCE INCEPTION
28.16%      21.62%          20.24%         11.64%
--------------------------------------------------------------------------------

GROWTH OF $1,000,000*
(in millions)

Real Estate Investment Trust II Portfolio     NAREIT Equity REIT Index
-----------------------------------------     ------------------------
                $1,000,000                           $1,000,000
                $1,006,769                           $  985,700
                $  877,301                           $  853,813
                $  942,388                           $  880,111
                $  859,025                           $  793,772
                $  974,387                           $  880,293
                $1,080,509                           $  938,921
                $1,178,678                           $1,046,239
                $1,200,108                           $1,073,023
                $1,433,787                           $1,266,060
                $1,286,027                           $1,390,767
                $1,412,967                           $1,541,804
                $1,684,633                           $1,862,499
                $1,753,949                           $1,924,707
                $2,159,086                           $2,419,741

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The NAREIT Equity REIT Index is an unmanaged composite and a theoretical measure of the performance of real estate investment trust stocks in aggregate rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date. You cannot invest directly in an index.

 An expense limitation was in effect for The Real Estate Investment Trust Portfolio II during the periods shown. Performance would have been lower if the expense limitation had not been in effect.

 Funds such as The Real Estate Investment Trust Portfolio II that concentrate investments on one industry may involve greater risks than more diversified funds, including a greater potential for volatility.

18 Delaware Pooled Trust o 2004 Annual Report underperformed our benchmark index for the 12-month period, as investor skittishness tended to supercede typically solid earnings. With favorable fundamentals but rather rich valuations, investors appear to be waiting for REIT prices to grow into their valuations. Despite these circumstances, our hotel REITs were the Portfolio's best-performing sector for the fiscal year.

We lost a measure of performance with American Financial Realty Trust, which underperformed due to ongoing financial challenges linked to an earlier high acquisition mode. With its balance sheet maxed out, management has implemented a strategy in line with inherent strengths. We think the move was a positive step, and thus we have held onto our position.

In a market that appreciated nearly 30 percent for the 12-month period ended October 31, 2004, many REITs experienced strong performance. Returning 77 percent for the fiscal year was LaSalle Hotel Properties, a REIT with a somewhat smaller real estate portfolio, but one that includes many quality assets in the Washington, D.C. region. LaSalle benefited from increased demand in the wake of September 11. Reckson Associates Realty gained a robust 43 percent during the 12-month period ended October 31, 2004, owing in good measure to its presence in the New York metropolitan area and a management team that has excelled at boosting lease activity and property values.


PORTFOLIO MANAGER

DAMON J. ANDRES

Mr. Andres earned a BS in business administration with an emphasis in finance and accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment-consulting services as a consulting associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a CFA charterholder.

PORTFOLIO PROFILE

October 31, 2004

TOTAL NET ASSETS ...........................$54.6 million

INCEPTION DATE ..........................November 4, 1997

NUMBER OF HOLDINGS ....................................43


                                   2004 Annual Report o Delaware Pooled Trust 19

INTERMEDIATE FIXED INCOME:
SPREAD SECTORS PROVIDE RELATIVE VALUE

The 12-month period was characterized by a low-volatility interest rate environment. The 10-year Treasury bond yield began the period at 4.30% on November 1, 2003 and finished the fiscal year at 4.03%. The Federal Reserve played a major role with its stated policy of gradually increasing short-term rates. Three 25-basis point increases -- implemented in June, August, and September -- were the first increases in more than two years. Beginning 2004 at 1.00%, the federal funds rate stood at 1.75% on October 31, 2004.

The Intermediate Fixed Income Portfolio returned +4.95% for the 12-month period ended October 31, 2004 and outperformed its benchmark, the Lehman Brothers Intermediate Government/Credit Index, which rose +4.33% (source: Lipper Inc.).

Non-Treasury securities, or "spread" products, typically perform well in a low-volatility, low-yield environment, as investors seek excess return from products with higher yields. For this reason, we positioned the portfolio with exposure to mortgage-backed securities (MBS) and asset-backed securities (ABS), particularly among the Portfolio's shorter-term securities. This trade worked favorably for the Portfolio as MBS appreciated +5.59% and ABS gained +3.28% for the 12-month period, versus alternative investments such as short-dated Treasuries and corporate bonds, which rose +1.30% and +2.85%, respectively (source: Lipper Inc.).

We sustained an overweighting in investment-grade corporate bonds, favoring BBB-rated securities, which were the best performing high-grade sector by credit quality (source: Bloomberg). For comparison, the Lehman Brothers Intermediate Credit Index appreciated +5.43% during the 12-month period while the Lehman Brothers Intermediate Government Index gained +3.95% (source: Lipper Inc.).

AVERAGE ANNUAL TOTAL RETURNS*
Periods ending October 31, 2004
--------------------------------------------------------------------------------
ONE YEAR           THREE YEARS        FIVE YEARS            SINCE INCEPTION
4.95%              5.10%              7.09%                 6.34%
--------------------------------------------------------------------------------

GROWTH OF $1,000,000*
(in millions)

                                             Lehman Brothers
                                         Intermediate Government/
Intermediate Fixed Income Portfolio            Credit Index
-----------------------------------      ------------------------
     $1,000,000                                $1,000,000
     $1,040,750                                $1,042,200
     $1,114,531                                $1,120,261
     $1,191,559                                $1,222,429
     $1,206,419                                $1,234,531
     $1,290,859                                $1,314,281
     $1,463,736                                $1,501,566
     $1,517,586                                $1,590,309
     $1,621,263                                $1,676,663
     $1,701,439                                $1,749,262

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares when redeemed, may be worth more or less than their original cost. The Lehman Brothers Intermediate Government/Credit Index is an unmanaged composite and a theoretical measure of bond market performance rather than an actual available investment. The returns for the Index have been calculated from the start of the month closest to the Portfolio's inception date. You cannot invest directly in an index. A rise/fall in the interest rates can have a significant impact on bond prices and the NAV (Net Asset Value) of the Portfolio. Portfolios that invest in bonds can lose their value as interest rates rise and an investor can lose principal.

 An expense limitation was in effect for The Intermediate Fixed Income Portfolio during the periods shown. Performance would have been lower if the expense limitation had not been in effect.

20 Delaware Pooled Trust o 2004 Annual Report

Some of our best results among high-grade corporate bonds came in the energy and telecommunications sectors. We held overweighted positions in electric utilities and natural gas securities, reasoning that energy companies would benefit from rising commodities prices. In the telecommunications sector, our analysts identified a Sprint credit that we believe represented a great relative value, based on solid fundamentals. This was one of the top-performing bonds in the portfolio for the fiscal year.

Less successful was our overweighting in the airline sector, which performed poorly during the year due to problems related to pension fund liabilities, competitive pricing pressures, and rising fuel costs. In general, credits in this sector lagged behind the benchmark return.

Another strategy that added value was our allocation to "crossover" names. These are companies considered investment-grade quality by at least one, although not necessarily all, of the credit ratings agencies. Our security selections in this category, which included Medco Health Solutions and Enterprise Products, enhanced the Portfolio's performance for the 12-month period. Negative price performance within our airline holdings generally detracted from performance during the year.


PORTFOLIO MANAGERS

STEPHEN R. CIANCI

Mr. Cianci holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an adjunct professor of finance at Widener University and a CFA charterholder.

PAUL GRILLO

Mr. Grillo holds a bachelor's degree in business management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware Investments in 1993, he served as mortgage strategist and trader at Dreyfus Corporation. He also served as mortgage strategist, portfolio manager, and financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.


PORTFOLIO PROFILE

October 31, 2004

TOTAL NET ASSETS ......................... $18.9 million

INCEPTION DATE .......................... March 12, 1996

NUMBER OF HOLDINGS ..................................263

                                   2004 Annual Report o Delaware Pooled Trust 21

CORE FOCUS FIXED INCOME:
SPREAD SECTORS DO WELL IN A LOW-VOLATILITY ENVIRONMENT


The 12-month period was characterized by a low-volatility interest rate environment. The coupon of the 10-year Treasury bond began the period at 4.30% on October 31, 2003 and finished the fiscal year at 4.03% on October 31, 2004. The Federal Reserve ("the Fed"), of course, played a major role with its stated policy of gradually increasing short-term rates. The Fed raised the federal funds rate by 25 basis points three times -- in June, August, and September -- the first increases in more than two years. At the end of the Portfolio's fiscal year, the federal funds rate stood at 1.75%.

The Core Focus Fixed Income Portfolio was started on June 30, 2004 to provide investors with a broadly diversified core fixed income product based on the Lehman Brothers Aggregate Bond Index. Initial results were positive with the Portfolio outperforming its benchmark by 0.06% percentage points. In absolute terms, the Portfolio returned +4.12% since inception, while the benchmark gained +3.97% (source: Lipper Inc.).

Non-Treasury securities, or "spread" products, typically perform well in a low-volatility, low-yield environment. In particular, investors in mortgage-backed securities (MBS) have fewer worries about the two major risks associated with these securities -- prepayment and extension risk. Also, the shift to refinancing with, primarily, adjustable-rate mortgages resulted in a dwindling supply of fixed-rate mortgages on the market. Our Portfolio, which had an overweighting as large as six percent to MBS during the period, benefited from both of these trends.

We were also overweighted in high-grade corporate bonds throughout the period. Within this market, we favored lower-rated credits. BBB-rated securities were the top performing sector by credit quality, returning +5.49% compared to the +3.58% return available from the AAA-rated sector, as measured by the Lehman Brothers U.S. Credit Index (source: Lipper Inc.).

CUMULATIVE TOTAL RETURN*
Period ending October 31, 2004
--------------------------------------------------------------------------------
SINCE INCEPTION
4.12%
--------------------------------------------------------------------------------

GROWTH OF $1,000,000*
(in millions)

Core Focus Fixed Income Portfolio    Lehman Brothers Aggregate Bond Index
---------------------------------    ------------------------------------
             $1,000,000                         $1,000,000
             $1,010,588                         $1,009,000
             $1,029,411                         $1,028,272
             $1,031,764                         $1,031,048
             $1,041,176                         $1,039,709

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Lehman Brothers Aggregate Bond Index is an unmanaged composite and a theoretical measure of bond market performance rather than an actual available investment. The returns for the Index have been calculated from the start of the month closes to the Portfolio's inception date. You cannot invest directly in an index. A rise/fall in the interest rates can have a significant impact on bond prices and the NAV (Net Asset Value) of the Portfolio. Portfolios that invest in bonds can lose their value as interest rates rise and an investor can lose principal.

 An expense limitation was in effect for The Core Focus Fixed Income Portfolio during the period shown. Performance would have been lower if the expense limitation had not been in effect.

22 Delaware Pooled Trust o 2004 Annual Report

Some of our best results came from the energy and communications sectors. We had overweighted positions in electric utilities and natural gas securities, reasoning that energy companies would benefit from rising commodities prices. In the communications sector, our analysts identified a Sprint credit that we believe represented a great relative value based on solid fundamentals. This was one of the top-performing bonds in the portfolio for the period.

Less successful was our overweighting in the airline sector. This sector performed poorly during the fiscal year due to problems related to pension fund liabilities, competitive pricing pressures, and rising fuel costs. In general, credits in this sector lagged behind the benchmark index.

Another strategy that added value was our allocation to "crossover" names--companies considered investment grade quality by one or more, but not all, of the ratings agencies. We also took advantage of market technicals--the breakeven spreads between Treasury Inflation Protected Securities and nominal Treasuries--to add value opportunistically as the spreads expanded and contracted during the period.


PORTFOLIO MANAGERS

RYAN K. BRIST

Mr. Brist received his undergraduate degree in finance from Indiana University. He is co-head of the fixed-income department. Prior to joining Delaware in 2000, Mr. Brist was a member of the portfolio management team that managed Conseco Capital Management's Investment Grade Core and Core Plus products. He previously worked in Investment Banking as an Analyst for Dean Witter Reynolds in New York. Mr. Brist is a CFA Charterholder.

STEPHEN R. CIANCI

Mr. Cianci holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment-grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an adjunct professor of finance at Widener University and a CFA charterholder.

PAUL GRILLO

Mr. Grillo holds a bachelor's degree in business management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware Investments in 1993, he served as mortgage strategist and trader at Dreyfus Corporation. He also served as mortgage strategist, portfolio manager, and financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.


PORTFOLIO PROFILE

October 31, 2004

TOTAL NET ASSETS ........................ $5.6 million

INCEPTION DATE ......................... June 30, 2004

NUMBER OF HOLDINGS ............................... 161

                                   2004 Annual Report o Delaware Pooled Trust 23

HIGH-YIELD BOND:
A YEAR OF SOUND RETURNS


The 12-month period was a year of sound returns for the high-yield bond market, owing to continued strengthening of corporate fundamentals, diminished rate expectations, and investor hunger for yield. The Portfolio's new benchmark, the Bear Stearns High Yield Index, rose +12.23% during the fiscal year, with strength found across the different credit ratings. Among sectors, basic materials and energy bonds performed particularly well, while transportation was off, due largely to the airline group (source: Lipper Inc.).

The High-Yield Bond Portfolio returned +17.02% for the 12-month period ended October 31, 2004. As for performance attribution, basic industries performed well, as its constituents were generally able to pass along price increases and were also recipients of favorable demand characteristics in the post-recession environment. Steel company bonds led the way, followed by those of metals and mining concerns. Within the chemical group, which had a solid rebound in the fiscal year's second half, Rhodia has engineered a turnaround that we think is ahead of schedule, in part through asset sales. While we have benefited from holding our positions in Rhodia, we still need to see the company generate solid operational earnings.

For some time we have articulated our lack of favor with regard to airline bonds; we saw their status generally deteriorate during the recent 12-month period. U.S. Airways, which we did not hold, filed for Chapter 11 protection again during the third quarter of 2004 and rising oil prices hurt earnings prospects.

AVERAGE ANNUAL TOTAL RETURNS*
Periods ending October 31, 2004
--------------------------------------------------------------------------------
ONE YEAR      THREE YEARS    FIVE YEARS    SINCE INCEPTION
17.02%        16.12%         9.19%         7.83%
--------------------------------------------------------------------------------

GROWTH OF $1,000,000*
(in millions)

                                   Bear Stearns          Citigroup High-Yield
High-Yield Bond Portfolio        High Yield Index           Cash-Pay Index
-------------------------        ----------------           --------------
            $1,000,000                                        $1,000,000
            $1,179,244                                        $1,111,000
            $1,182,752                                        $1,128,554
            $1,170,302                                        $1,112,303
            $1,217,383                                        $1,104,850
            $1,160,015                                        $1,129,709
            $1,134,122                                        $1,063,847
            $1,552,326                                        $1,439,173
            $1,816,513                                        $1,612,593

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Bear Stearns High Yield Index, which has replaced the Citigroup High-Yield Cash-Pay Index as the Portfolio's performance benchmark, is an unmanaged composite and a theoretical measure of the high-yield bond market's performance rather than an actual available investment. The returns for the Bear Stearns High Yield Index have been calculated from the start of the month closest to the Portfolio's inception date. The returns for the Index have been calculated from the start of the month closes to the Portfolio's inception date. You cannot invest directly in an index. A rise/fall in the interest rates can have a significant impact on bond prices and the NAV (Net Asset Value) of the Portfolio. Portfolio's that invest in bonds can lose their value as interest rates rise and an investor can lose principal.

 An expense limitation was in effect for The High-Yield Bond Portfolio during the periods shown. Performance would have been lower if the expense limitation had not been in effect.

24 Delaware Pooled Trust o 2004 Annual Report

We were overweighted in Georgia Pacific, as our research identified the company's commitment to an improved financial structure. Last year's numerous asset sales were followed up with two such events in the latter stages of the fiscal year, which helped our positions register a double-digit return. We sold these bonds before period-end. U.S. General offered distressed bonds that we acquired at near half their face value and we witnessed sound appreciation of their value during the period. Like Georgia Pacific, U.S. General has conducted asset sales. We believe the company's bonds may have more upside potential and thus held on to our U.S. General positions.

To the list of securities that failed to meet our expectations during the quarter, we add Advanced Accessory. Bonds of this auto parts supplier retreated with a general deterioration of the automotive sector in the second half of the fiscal year, from the big three car manufacturers' announcements of production rollbacks to the escalating price of oil and its derivative products. Despite the underperformance, we identified favorable credit qualities at Advanced Accessory and, noting that the slide was not largely driven by issuer-specific concerns, elected to continue holding its bonds.


PORTFOLIO MANAGER

TIMOTHY L. RABE

Mr. Rabe received a bachelor of science degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high yield portfolio manager for Conseco Capital Management. He also worked as a tax analyst for The Northern Trust Company. Mr. Rabe is a CFA charterholder.


PORTFOLIO PROFILE

October 31, 2004

TOTAL NET ASSETS ......................... $2.7 million

INCEPTION DATE ....................... December 2, 1996

NUMBER OF HOLDINGS ................................ 156

                                   2004 Annual Report o Delaware Pooled Trust 25

CORE PLUS FIXED INCOME:
EMERGING MARKETS IN THE SPOTLIGHT


The 12-month period was characterized by a low-volatility interest rate environment. The coupon of the 10-year Treasury bond began the period at 4.30% on October 31, 2003 and finished the year at 4.03% on October 31, 2004. The Federal Reserve of course played a major role with its stated policy of gradually increasing short-term rates. The Fed raised the federal funds rate by 25 basis points three times -- in June, August, and September -- the first increases in more than two years.

For the 12 months ended October 31, 2004, The Core Plus Fixed Income Portfolio returned +7.30%, outperforming its benchmark, the Lehman Brothers Aggregate Bond Index, which rose +5.53% (source: Lipper Inc.).

Non-Treasury securities, or "spread" products, typically perform well in a low-volatility, low-yield environment, as investors tend to seek excess returns from products with higher coupon rates. For this reason, we overweighted the portfolio with mortgage-backed securities (MBS) and asset-backed securities
(ABS) throughout the 12-month period.

We also overweighted the portfolio with investment-grade corporate bonds, favoring lower-rated credits. BBB-rated bonds were the portfolio's best-performing high-grade sector by credit quality. We realized strong results from the energy and telecommunications sectors. Our positions in energy companies clearly benefited from rising commodities prices. In the telecommunications sector, our analysts identified a Sprint credit that we believe represented a great relative value based on the fundamentals. This was one of the top-performing bonds in the portfolio.

Less successful was our overweighting in the airline sector. This sector performed poorly due to problems related to pension fund liabilities, competitive pricing pressures, and rising fuel costs. In general, credits in this sector lagged the benchmark index. However, our position in Delta Airlines, considered a high-quality credit, began faring better in the latter stages of the fiscal year, due in part to progress on the labor front.

AVERAGE ANNUAL TOTAL RETURNS*
Periods ending October 31, 2004
--------------------------------------------------------------------------------
ONE YEAR           SINCE INCEPTION
7.30%              8.50%
--------------------------------------------------------------------------------

GROWTH OF $1,000,000*
(in millions)

                                            Lehman Brothers
Core Plus Fixed Income Portfolio          Aggregate Bond Index
--------------------------------          --------------------
     $1,000,000                                $1,000,000
     $1,010,588                                $1,012,100
     $1,035,294                                $1,041,046
     $1,064,814                                $1,063,220
     $1,104,519                                $1,085,973
     $1,090,081                                $1,066,860
     $1,128,583                                $1,092,038
     $1,162,545                                $1,114,643
     $1,154,699                                $1,105,615
     $1,171,699                                $1,118,440
     $1,210,930                                $1,152,440

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Lehman Brothers Aggregate Bond Index is an unmanaged composite and a theoretical measure of bond market performance rather than an actual available investment. The returns for the Index have been calculated from the start of the month closes to the Portfolio's inception date. You cannot invest directly in an index. A rise/fall in the interest rates can have a significant impact on bond prices and the NAV (Net Asset Value) of the Portfolio. Portfolio's that invest in bonds can lose their value as interest rates rise and an investor can lose principal.

 An expense limitation was in effect for The Core Plus Fixed Income Portfolio during the periods shown. Performance would have been lower if the expense limitation had not been in effect.

26 Delaware Pooled Trust o 2004 Annual Report

The Portfolio invests a portion of its assets in high-yield securities and non-dollar denominated bonds, including those of emerging markets. These segments of the global bond market provided opportunities for excess returns during the 12-month period.

Given the dollar's general decline versus other major world currencies, non-dollar bonds fared well for the fiscal year. Emerging markets debt, for example, climbed +12.94%, as measured by the J.P. Morgan Chase EMBI Plus Index (source: Lipper Inc.). The Portfolio benefited from tactical adjustments to our emerging markets exposure during the 12-month period. We maintained a weighting as high as eight percent of net assets when these securities rallied in response to upgrades in Brazil, Venezuela, and Uruguay, as well as strong commodities prices and a benign interest rate environment. Then we trimmed our exposure to a low of two percent of net assets in September 2004, as valuations appeared a bit stretched in our opinion.

High-yield bonds appreciated +12.23%, as measured by the Bear Stearns High Yield Index. We maintained a high-yield exposure in the seven to eight percent range of net assets, focusing on BB-rated securities, in addition to short-dated yield-to-call paper as a way to obtain incremental yield in bonds of shorter maturities (source: Bloomberg).


PORTFOLIO MANAGERS

RYAN K. BRIST

Mr. Brist received his undergraduate degree in finance from Indiana University. He is co-head of the fixed-income department. Prior to joining Delaware in 2000, Mr. Brist was a member of the portfolio management team that managed Conseco Capital Management's Investment Grade Core and Core Plus products. He previously worked in Investment Banking as an Analyst for Dean Witter Reynolds in New York. Mr. Brist is a CFA Charterholder.

STEPHEN R. CIANCI

Mr. Cianci holds a BS and an MBA in finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment-grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an adjunct professor of finance at Widener University and a CFA charterholder.

PAUL GRILLO

Mr. Grillo holds a bachelor's degree in business management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware Investments in 1993, he served as mortgage strategist and trader at Dreyfus Corporation. He also served as mortgage strategist, portfolio manager, and financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.

TIMOTHY L. RABE

Mr. Rabe received a BS in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. He also worked as a tax analyst for The Northern Trust Company. Mr. Rabe is a CFA charterholder.

UPENDER V. RAO

Mr. Rao received an undergraduate degree in engineering from the Indian Institute of Technology, (Madras, India) and an MBA from the University of Michigan's Business School. Prior to joining Delaware Investments in 2000, he served as head of emerging markets research and trading at Conseco Capital Management. Mr. Rao is a CFA charterholder.


PORTFOLIO PROFILE

October 31, 2004

TOTAL NET ASSETS ........................ $35.8 million

INCEPTION DATE .......................... June 28, 2002

NUMBER OF HOLDINGS ................................288

                                   2004 Annual Report o Delaware Pooled Trust 27

INTERNATIONAL EQUITY:
STRONG MARKETS PLUS STOCK SELECTION YIELD GAINS


The international equity markets turned in strong performance over the past 12 months. Against a backdrop of solid economic growth virtually across the globe, some of the smaller European markets performed particularly well. The International Equity Portfolio returned +22.26%, outperforming its benchmark, the Morgan Stanley Capital International Europe, Asia, Far East (MSCI EAFE) Index, which gained +19.27% for the 12-month period ended October 31, 2004 (source: Lipper Inc.). Primarily, individual security selection and our weightings within particular regions drove the Portfolio's outperformance.

Japanese stocks, which finished the period up about nine percent, are still seeking equilibrium (source: MSCI). Japan performed well early on, aided by the general perception that its economy had recovered. By period-end, however, its markets had relinquished much of the gains. Our underweighting in Japan helped the Portfolio, and our stock selection there was generally positive. In pharmaceutical company Takeda Pharmaceutical, we gained 36 percent during the fiscal year. Elsewhere in Asia, developed economies fared much better, though returns in Hong Kong were behind the pack as that market was impacted by a slowdown in China. One of the Portfolio's strongest individual holdings has been Jardine Matheson, based in Singapore. The company's Asian interests include ownership in prestigious Hong Kong properties, along with trading, sales and distribution businesses, plus insurance. It benefited from expectations that its corporate structure would be rationalized. Our investment was up approximately 100 percent for the period.

We are very optimistic about the investment climate in Australia and continue to overweight our exposure there. A few Australian holdings have been disappointing, however. During the year, a case of fraud associated with foreign exchange at National Australia Bank prompted sweeping changes in management and operations. This led to downgrades in profit expectations, and the stock underperformed. Also, Amcor, an Australian packaging concern, downgraded its profit expectations for the year, which hurt its stock price. With both companies, we have reviewed the financials carefully and continue to hold our positions.

AVERAGE ANNUAL TOTAL RETURNS*
Periods ending October 31, 2004
--------------------------------------------------------------------------------
ONE YEAR      THREE YEARS    FIVE YEARS    TEN YEARS        SINCE INCEPTION
22.26%        14.67%         7.16%         8.56%            9.49%
--------------------------------------------------------------------------------

GROWTH OF $1,000,000*
(in millions)

            International Equity Portfolio          MSCI EAFE Index
            ------------------------------          ---------------
                    $1,000,000                        $1,000,000
                    $1,039,104                        $  999,300
                    $1,227,376                        $1,107,224
                    $1,365,110                        $1,161,700
                    $1,432,728                        $1,277,289
                    $1,609,050                        $1,575,791
                    $1,662,888                        $1,533,875
                    $1,508,103                        $1,155,315
                    $1,447,553                        $1,005,933
                    $1,860,093                        $1,283,268
                    $2,274,079                        $1,530,554

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The MSCI EAFE Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. International Investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. You cannot invest directly in an index.

 An expense limitation was in effect for The International Equity Portfolio during some of the periods shown. Performance would have been lower if the expense limitation had not been in effect.

28 Delaware Pooled Trust o 2004 Annual Report

The larger European markets were broadly in line with the EAFE Index, though Germany in particular trailed in performance. One bright spot was German utility RWE. The stock was up about 90 percent during the fiscal year, fueled by confidence in RWE's restructuring and increased operating efficiencies. With an index performance of just over 20 percent, the U.K. continues to show more strengths than some of the other larger European markets. We have been overweighted in the energy sector, which was a good place to be this year; our holdings in BP Amoco and BG Group, both U.K.-based companies, did well. We also saw stellar returns in Mitchells & Butlers, a branded operator of bars and restaurants in the U.K. The global pallet hauling concern Brambles Industries, also U.K.-based, was another positive performer.

The Portfolio's hedge against the British sterling remains in place. While we believe that the sterling is significantly overvalued, the hedge has enabled us to maintain our exposure to some strong U.K. stocks. Our strategy is driven by use of the dividend discount model, which helps us establish relative value in both markets and individual stocks. Our analysis currently leads us to look favorably upon select European markets, including the U.K., Spain, and the Netherlands, as well as the Asian markets in general.


PORTFOLIO MANAGERS

FIONA A. BARWICK
SENIOR PORTFOLIO MANAGER
MONDRIAN INVESTMENT PARTNERS LIMITED

Ms. Barwick is a graduate of University College, London. She joined Mondrian in 1993 to cover the Pacific Basin markets. Prior to this, she spent three years at Touche, Remnant & Co. in London as an assistant portfolio manager and research analyst. Ms. Barwick is an associate of the U.K. Society of Investment Professionals.

ELIZABETH A. DESMOND
REGIONAL RESEARCH DIRECTOR AND SENIOR
PORTFOLIO MANAGER
MONDRIAN INVESTMENT PARTNERS LIMITED

Ms. Desmond is a graduate of Wellesley College and the Masters Program in East Asian Studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Mondrian in 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd. Ms. Desmond is a CFA charterholder and member of the CFA Institute and the U.K. Society of Investment Professionals.

CLIVE A. GILLMORE
DEPUTY MANAGING DIRECTOR AND SENIOR
PORTFOLIO MANAGER
MONDRIAN INVESTMENT PARTNERS LIMITED

A graduate of the University of Warwick and the London Business School of Investment Management Program, Mr. Gillmore helped found Mondrian in 1990. His prior employment was as a senior portfolio manager for Hill Samuel Investment Advisers Ltd. He has extensive experience in analyzing international markets and managing client portfolios with a wide range of mandates. Mr. Gillmore began his career with legal and general Investment management, has more than 20 years experience in the industry, and currently is deputy managing director of Mondrian with specific research responsibilities in emerging markets and international small cap, as well as portfolio management focused on multi-various equity mandates.

NIGEL G. MAY
REGIONAL RESEARCH DIRECTOR AND SENIOR
PORTFOLIO MANAGER
MONDRIAN INVESTMENT PARTNERS LIMITED

Mr. May is a graduate of Sidney Sussex College, Cambridge University, where he completed his masters in engineering. He joined Mondrian in 1991, assuming portfolio management responsibilities as well as sharing analytical responsibilities for Continental Europe. He now leads the European team's research effort. Mr. May was formerly a senior portfolio manager and analyst with Hill Samuel Investment Advisers Ltd., having joined the Hill Samuel Investment Group in 1986.


PORTFOLIO PROFILE

October 31, 2004

TOTAL NET ASSETS ..................... $1,266.2 million

INCEPTION DATE ....................... February 4, 1992

NUMBER OF HOLDINGS ................................ 56

                                   2004 Annual Report o Delaware Pooled Trust 29

LABOR SELECT INTERNATIONAL EQUITY:
GLOBAL ECONOMIC GROWTH SPURS STRONG PERFORMANCE


The international equity markets turned in strong performance over the past 12 months. Against a backdrop of solid economic growth virtually across the globe, some of the smaller European markets did particularly well. The Labor Select International Equity Portfolio returned +21.20%, outperforming its benchmark, the MSCI EAFE Index, which gained +19.27% for the 12-month period ended October 31, 2004 (source: Lipper Inc.). Primarily, individual security selection and our weightings within particular regions drove the Portfolio's outperformance.

Japanese stocks, which finished the period up about nine percent, are still seeking equilibrium. Japan performed well early on, aided by the general perception that its economy had recovered. By the period end, however, its markets had relinquished much of the gains. Our underweighting in Japan helped the Portfolio, and our stock selection there was generally positive. In pharmaceutical company Takeda Pharmaceutical, we gained 36 percent.

Elsewhere in Asia, developed economies fared much better, though returns in Hong Kong were behind the pack as that market was impacted by a slowdown in China. We are very optimistic about the investment climate in Australia and continue to overweight our exposure there. A few Australian holdings have been disappointing, however. During the year, a case of fraud associated with foreign exchange at National Australia Bank prompted sweeping changes in management and operations. This led to downgrades in profit expectations, and the stock underperformed. Also, Amcor, an Australian packaging concern, downgraded its profit expectations for the year, which hurt its stock price. With both companies, we have reviewed the financials carefully and continue to hold our positions.

The larger European markets were broadly in line with the EAFE Index, though Germany in particular trailed in returns. One bright spot was German utility RWE. The stock was up about 90 percent, fueled by confidence in RWE's restructuring and increased operating efficiencies.

AVERAGE ANNUAL TOTAL RETURNS*
Periods ended October 31, 2004
--------------------------------------------------------------------------------
ONE YEAR      THREE YEARS    FIVE YEARS    SINCE INCEPTION
21.20%        15.08%         7.41%         9.81%
--------------------------------------------------------------------------------

GROWTH OF $1,000,000*
(in millions)

Labor Select International Equity Portfolio        MSCI EAFE Index
-------------------------------------------        ---------------
                 $1,000,000                           $1,000,000
                 $1,179,708                           $1,035,700
                 $1,368,600                           $1,086,656
                 $1,453,105                           $1,194,779
                 $1,603,398                           $1,473,999
                 $1,652,596                           $1,434,790
                 $1,504,381                           $1,080,684
                 $1,469,668                           $  940,952
                 $1,891,630                           $1,200,372
                 $2,292,588                           $1,431,684

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The MSCI EAFE Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date. You cannot invest directly in an index.

 An expense limitation was in effect for The Labor Select International Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation had not been in effect.

30 Delaware Pooled Trust o 2004 Annual Report

With an index performance of just over 20 percent, the U.K. continues to show more strengths than some of the other larger European markets. We have been overweight in the energy sector, which was a good place to be this year; our holdings in BP Amoco and BG Group, both U.K.-based companies, did well. We also saw stellar returns in Mitchells & Butlers, a branded operator of bars and restaurants in the U.K. The global hauling concern Brambles Industries, also U.K.-based, was another positive performer.

The Portfolio's hedge against the British sterling remains in place. While we believe that the sterling is significantly overvalued, the hedge has enabled us to maintain our exposure to some strong U.K. stocks. Our strategy is driven by use of the dividend discount model, which helps us establish relative value in both markets and individual stocks. Our analysis currently leads us to look favorably upon select European markets, including the U.K., Spain, and the Netherlands, as well as the Asian markets in general. Our ongoing evaluations of companies include not just economic criteria, but their adherence to the Portfolio's labor-sensitive mandate.


PORTFOLIO MANAGERS

NIGEL BLISS
PORTFOLIO MANAGER
MONDRIAN INVESTMENT PARTNERS LIMITED

Mr. Bliss is a graduate of the University of Manchester. He commenced his career at Cazenove and Company and moved to join Mondrian in July 1995. Mr. Bliss is a member of Mondrian's Pacific Equity Team, where his responsibilities include country research in addition to his portfolio management role. Mr. Bliss's research focus lies primarily with Greater China and Australia. His sector coverage includes property, utilities, energy, and industrials. Mr. Bliss is an Associate of the U.K. Society of Investment Professionals.

A. GILLMORE
DEPUTY MANAGING DIRECTOR AND SENIOR
PORTFOLIO MANAGER
MONDRIAN INVESTMENT PARTNERS LIMITED

A graduate of the University of Warwick and the London Business School of Investment Management Program, Mr. Gillmore helped found Mondrian in 1990. His prior employment was as a senior portfolio manager for Hill Samuel Investment Advisers Ltd. He has extensive experience in analyzing international markets and managing client portfolios with a wide range of mandates. Mr. Gillmore began his career with legal and general Investment management, has over 20 years experience in the industry, and currently is deputy managing director of Mondrian with specific research responsibilities in emerging markets and international small cap, as well as portfolio management focused on multi-various equity mandates.

EMMA R.E. LEWIS
SENIOR PORTFOLIO MANGER
MONDRIAN INVESTMENT PARTNERS LIMITED

Ms. Lewis is a graduate of Pembroke College, Oxford University where she completed her Masters in Philosophy and Theology. She joined Mondrian in 1995, assuming analytical responsibilities in the Pacific Basin Team and is currently a portfolio manager of international portfolios. Ms Lewis is an associate of the U.K. Society of Investment Professionals.


PORTFOLIO PROFILE

October 31, 2004

TOTAL NET ASSETS ....................... $452.4 million

INCEPTION DATE ...................... December 19, 1995

NUMBER OF HOLDINGS ................................ 50

                                   2004 Annual Report o Delaware Pooled Trust 31

EMERGING MARKETS:
INVESTMENTS IN SURGING LATIN AMERICA AND EUROPE, KEYS TO OUTPERFORMANCE


Emerging markets outperformed most developed market indexes for the fiscal year ended October 31, 2004 and the Emerging Markets Portfolio outpaced its index by a sizeable margin. For the 12-month period, the Portfolio returned +31.74%. The Morgan Stanley Capital International Emerging Markets Free (MSCI
EMF) Index, which serves as the Portfolio's benchmark, gained +19.40% (source:
Lipper Inc.). Investments in Latin America and developing Europe were strong contributors to the Portfolio's outperformance of the benchmark, as were our selective underweighted positions in Asia, which proved to be the weakest among developing markets.

During the year, profit taking was inevitable following emerging markets' explosive gains of 2003. Our strict evaluation methodology led us to take profits in companies where valuations became stretched. We sold some holdings at substantial profits, while trimming other positions. During the period, we closed our position in the Czech Republic utility, CEZ, for a 78 percent gain; in India, our sale of telephone company VSNL brought a profit of nearly 40 percent.

We continue to seek long-term capital appreciation. Since the start of the fiscal year, we've made substantial gains on two new positions in Brazil. These include Compannia de

AVERAGE ANNUAL TOTAL RETURNS*
Periods ended October 31, 2004
--------------------------------------------------------------------------------
ONE YEAR           THREE YEARS        FIVE YEARS            SINCE INCEPTION
31.74%             32.14%             16.08%                6.43%
--------------------------------------------------------------------------------

GROWTH OF $1,000,000*
(in millions)

Emerging Markets Portfolio        MSCI Emerging Markets Free Index
--------------------------        --------------------------------
        $1,000,000                           $1,000,000
        $  920,000                           $  824,600
        $  595,242                           $  569,056
        $  759,683                           $  823,026
        $  741,431                           $  750,518
        $  693,843                           $  574,446
        $  749,175                           $  622,930
        $1,215,110                           $  926,545
        $1,600,820                           $1,106,295

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The MSCI Emerging Markets Free Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date. You cannot invest directly in an index.

 The Emerging Markets Portfolio also charges a 0.75% purchase reimbursement fee and a 0.75% redemption reimbursement fee: these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted. The reimbursement fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions. The Portfolio may waive or reduce the amount of the reimbursement fee in situations where the Portfolio considers such a waiver or reduction to be equitable in light of the circumstances of the transactions and the purpose of the reimbursement fee.

 An expense limitation was in effect for Emerging Markets Portfolio during the periods shown. Performance would have been lower if the expense limitation had not been in effect.

32 Delaware Pooled Trust o 2004 Annual Report

Concessoes Rodoviarias, a toll road company, and Ultrapar, a bottled gas distribution company. Both stocks were up from our purchase price at period end. South African furniture manufacturer Steinhoff and the Mexican steel company Hylsamex were also significant positive performers for the Portfolio.

The Portfolio's two most substantial detractors from performance were situations where losses were largely due to the widespread underperformance in Asia. In the Taiwanese company Pihsiang Machinery Manufacturing, a manufacturer of electric three-wheel carts, our position was down 40 percent at period end. We believe that short-term setbacks in Pihsiang Machinery's U.S. markets do not necessarily detract from Pihsiang's long-term prospects and strong fundamentals. Similarly, we continue to hold Chinese company Asia Aluminum, in expectation of better times to come. Though the company is selling much of its output overseas, its share price has suffered from a current oversupply in China's domestic market. We hold all our Chinese exposure through H shares, or shares that trade on Hong Kong's stock market rather than the more expensive and less well regulated Chinese exchange.

Our underweighting in Asia's two biggest markets, Korea and Taiwan, helped the Portfolio. Taiwan, for instance, was down for the fiscal year, -7.5% in dollar terms (source: MSCI EMF). We also reduced our position in South Africa after currency strength. By contrast, we are overweight in the Czech Republic and Hungary. Our hedge against the Czech koruna has given us the confidence to maintain our overweight position there.


PORTFOLIO MANAGERS

CLIVE A. GILLMORE
DEPUTY MANAGING DIRECTOR AND SENIOR
PORTFOLIO MANAGER
MONDRIAN INVESTMENT PARTNERS LIMITED

A graduate of the University of Warwick and the London Business School of Investment Management Program, Clive helped found Mondrian in 1990. His most recent position was as a senior portfolio manager for Hill Samuel Investment Advisers Ltd. He has extensive experience in analyzing international markets and managing client portfolios with a wide range of mandates.

ROBERT AKESTER
SENIOR PORTFOLIO MANAGER
MONDRIAN INVESTMENT PARTNERS LIMITED

A graduate of University College, London Mr. Akester joined Mondrian in 1996. Before that, he was director of Hill Samuel Investment Management, where he had responsibility for significant overseas clients and Far Eastern markets.


PORTFOLIO PROFILE

October 31, 2004

TOTAL NET ASSETS ...................... $623.6 million

INCEPTION DATE ........................ April 14, 1997

NUMBER OF HOLDINGS ................................ 91

                                   2004 Annual Report o Delaware Pooled Trust 33

GLOBAL FIXED INCOME:
WEAKER DOLLAR EQUALS STRONG RESULTS


The Global Fixed Income Portfolio significantly outperformed its benchmark for the 12 months ended October 31, 2004. The Portfolio returned +13.40%, while the Citigroup World Government Bond Index appreciated +10.7% (source: Lipper Inc.).

Most markets rose, driven by continued low inflation in the world's main economies. In local currency terms, the benchmark increased +4.8% over the period. The U.S. dollar dropped a further -7.1% during the fiscal year, reflecting a renewed increase in the U.S. trade deficit, to yet another record level.

The Portfolio's outperformance was due to strong country and currency selection. In particular, performance was boosted by overweighted positions in the outperforming markets of Poland (up a stunning +27.1%), Sweden (up +18.2%) and Australia (up +13.5%), together with underweighted positions in the U.S. and Japan (both up +5.0%), which lagged behind the benchmark. Underweighted positions in Norway (up +20.5%) and Canada (up +15.7%), which both outperformed, hindered Portfolio performance.

Portfolio weightings are based on our assessment of the relative Prospective Real Yield (PRY) in each market; that is, the nominal redemption yield adjusted for our forecast of annual consumer price inflation over the next two years. As of October 31, 2004, we were overweighted in the markets of Sweden, Australia, and Poland, underweighted in the markets of the U.S. and Japan, and close to the benchmark weight in the U.K. and the euro zone. The U.S. is the worst value market, in our estimation, with a PRY of 1.1%, versus 3.8% in Poland, which offers the best value in our estimation.

AVERAGE ANNUAL TOTAL RETURNS*
Periods ended October 31, 2004
--------------------------------------------------------------------------------
ONE YEAR      THREE YEARS    FIVE YEARS    TEN YEARS        SINCE INCEPTION
13.40%        16.38%         10.23%        9.31%            9.40%
--------------------------------------------------------------------------------

GROWTH OF $1,000,000*
(in millions)

Global Fixed Income Portfolio    Citigroup World Government Bond Index
-----------------------------    -------------------------------------
         $1,000,000                         $1,000,000
         $1,173,773                         $1,152,000
         $1,366,280                         $1,213,747
         $1,442,623                         $1,245,426
         $1,533,204                         $1,401,727
         $1,497,396                         $1,367,244
         $1,355,021                         $1,297,788
         $1,545,784                         $1,413,162
         $1,780,452                         $1,542,466
         $2,148,650                         $1,762,730
         $2,436,607                         $1,951,695

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Citigroup World Government Bond Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. You cannot invest directly in an index.

 An expense limitation was in effect for The Global Fixed Income Portfolio during the periods shown. Performance would have been lower if the expense limitation had not been in effect.

34 Delaware Pooled Trust o 2004 Annual Report

Turning to currencies, there is a risk of a sharp further fall in the U.S. dollar. Foreign investors must finance the record U.S. trade deficit, which stands at nearly six percent of gross domestic product (GDP) as of the period ended October 31, 2004. If they lose confidence in U.S. assets, for example, due to the massive U.S. budget deficit, the U.S. dollar may fall sharply. The dollar plunged more than 40 percent in the mid-1980s in response to the then record U.S. trade deficit, compared to a fall of less than 25 percent so far in response to the current, larger deficit. The U.K. sterling is extremely overvalued versus the U.S. dollar, so the Portfolio holding of U.K. government bonds is held on a currency-hedged basis.


PORTFOLIO MANAGERS

JOANNA BATES
SENIOR PORTFOLIO MANAGER
MONDRIAN INVESTMENT PARTNERS LIMITED

Ms. Bates is a graduate of London University and is an associate of the Institute of Investment Management and Research. She joined Mondrian in 1997, before which she was associate director, fixed income at Hill Samuel Investment Management. She has also worked for Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets.

JOHN KIRK
DIRECTOR AND SENIOR PORTFOLIO MANAGER
MONDRIAN INVESTMENT PARTNERS LIMITED

Mr. Kirk is a math graduate from the University of Wales and has an MA in operations research from Lancaster University. Before joining Mondrian in 1998, John was at Royal Bank of Canada in London, where he was responsible for European and Asian fixed income and had global responsibility for credit analysis.

CHRISTOPHER A. MOTH
DIRECTOR AND SENIOR PORTFOLIO MANAGER
MONDRIAN INVESTMENT PARTNERS LIMITED

Mr. Moth is an actuarial graduate from The City University in London, and was later awarded the Certificate in finance & investment from the London Institute of Actuaries. He joined Mondrian in 1992, after working for the GRE Insurance Group where he was responsible for quantitative models and projections. Mr. Moth chairs the global fixed income and currency meeting.


PORTFOLIO PROFILE

October 31, 2004

TOTAL NET ASSETS ...................... $268.4 million

INCEPTION DATE ........................ November 30, 1992

NUMBER OF HOLDINGS ................................ 45

                                   2004 Annual Report o Delaware Pooled Trust 35

INTERNATIONAL FIXED INCOME:
STRONG COUNTRY AND CURRENCY SELECTION LED OUTPERFORMANCE


The International Fixed Income Portfolio outperformed its benchmark, the Citigroup Non-U.S. World Government Bond Index, for the 12 months ended October 31, 2004. The Portfolio returned +13.82%. The benchmark rose +12.23% of which nearly 5% was return calculated in local currency terms and the remainder reflecting the U.S. dollar's decline during the fiscal year.

The Portfolio's outperformance was due to strong country and currency selection. In particular, performance was boosted by overweighted positions in the outperforming markets of Poland (up a stunning +27.1%), Sweden (up +18.2%) and Australia (up +13.5%), together with an underweighted position in Japan (up +5.0%), which lagged the benchmark. Underweighted positions in Norway (up +20.5%) and Canada (up +15.7%), which both outperformed, hindered Portfolio performance.

Portfolio weightings are based on our assessment of the relative Prospective Real Yield in each market; that is, the nominal redemption yield adjusted for our forecast of annual consumer price inflation over the next two years. As of October 31, 2004, we were overweighted in the markets of Sweden, Australia, and Poland, underweighted in the market of Japan, and close to the benchmark weight in the U.K. and euro zone.

AVERAGE ANNUAL TOTAL RETURNS*
Periods ended October 31, 2004
--------------------------------------------------------------------------------
ONE YEAR      THREE YEARS    FIVE YEARS    SINCE INCEPTION
13.82%        16.84%         9.25%         7.39%
--------------------------------------------------------------------------------

GROWTH OF $1,000,000*
(in millions)

                                             Citigroup
                                             Non-U.S. World
International Fixed Income Portfolio      Government Bond Index
------------------------------------      ---------------------
     $1,000,000                                $1,000,000
     $1,071,064                                $1,075,400
     $1,134,885                                $1,213,051
     $1,101,249                                $1,177,145
     $  952,163                                $1,062,962
     $1,074,265                                $1,136,306
     $1,232,763                                $1,250,732
     $1,505,672                                $1,472,737
     $1,713,681                                $1,652,853

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Citigroup Non-U.S. World Government Bond Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date. You cannot invest directly in an index.

 An expense limitation was in effect for The International Fixed Income Portfolio during the periods shown. Performance would have been lower if the expense limitation had not been in effect.

36 Delaware Pooled Trust o 2004 Annual Report

Turning to currencies, we believe there is a risk of a sharp further fall in the U.S. dollar. Foreign investors must finance the record U.S. trade deficit, which stands at nearly six percent of Gross Domestic Product (GDP) as of October 31, 2004. If they lose confidence in U.S. assets, for example, due to the massive U.S. budget deficit, the U.S. dollar will fall sharply. The dollar plunged more than 40 percent in the mid-1980s in response to the then record U.S. trade deficit, compared to a fall of less than 25 percent so far in response to the current, larger deficit.


PORTFOLIO MANAGERS

JOANNA BATES
SENIOR PORTFOLIO MANAGER
MONDRIAN INVESTMENT PARTNERS LIMITED

Ms. Bates is a graduate of London University and is an associate of the Institute of Investment Management and Research. She joined Mondrian in 1997, before which she was associate director, fixed income at Hill Samuel Investment Management. She has also worked for Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets.

JOHN KIRK
DIRECTOR AND SENIOR PORTFOLIO MANAGER
MONDRIAN INVESTMENT PARTNERS LIMITED

Mr. Kirk is a math graduate from the University of Wales and has an MA in operations research from Lancaster University. Before joining Mondrian in 1998, John was at Royal Bank of Canada in London, where he was responsible for European and Asian fixed income and had global responsibility for credit analysis.

CHRISTOPHER A. MOTH
DIRECTOR AND SENIOR PORTFOLIO MANAGER
MONDRIAN INVESTMENT PARTNERS LIMITED

Mr. Moth is an actuarial graduate from The City University in London, and was later awarded the Certificate in finance & investment from the London Institute of Actuaries. He joined Mondrian in 1992, after working for the GRE Insurance Group where he was responsible for quantitative models and projections. Mr. Moth chairs the global fixed income and currency meeting.


PORTFOLIO PROFILE

October 31, 2004

TOTAL NET ASSETS ........................ $61.4 million

INCEPTION DATE ......................... April 11, 1997

NUMBER OF HOLDINGS ................................ 36

                                   2004 Annual Report o Delaware Pooled Trust 37

DISCLOSURE
   OF PORTFOLIO EXPENSES
   For the Period May 1, 2004 to October 31, 2004


As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including reimbursement fees on the Emerging Markets Portfolio; and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES
The first section of the table shown, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table assume reinvestment of all dividends and distributions.

 *Expenses are equal to the Portfolio's annualized expenses ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**Commenced operations on 6/30/04. The actual return was divided by the number of days in operation, 124, and multiplied by the number of days in the six month period, 184.

EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                              Beginning     Ending      Annualized    Expenses
                               Account      Account       Expense    Paid During
                               Value         Value        Ratios       Period*
                               5/1/04      10/31/04                   5/1/04 to
                                                                      10/31/04
--------------------------------------------------------------------------------
ACTUAL PORTFOLIO RETURN
Large-Cap Value
  Equity Portfolio           $1,000.00     $1,033.60       0.68%      $3.48
Small-Cap Value
  Equity Portfolio           $1,000.00     $1,089.90       0.89%      $4.68
All-Cap Growth
  Equity Portfolio           $1,000.00       $998.00       0.89%      $4.47
Mid-Cap Growth
  Equity Portfolio           $1,000.00     $1,039.30       0.93%      $4.77
Small-Cap Growth
  Equity Portfolio           $1,000.00       $997.20       0.85%      $4.27
Small-Cap Growth II
  Equity Portfolio           $1,000.00       $996.40       0.92%      $4.62
Real Estate Investment
  Trust Portfolio II         $1,000.00     $1,231.00       0.83%      $4.65
Intermediate Fixed
  Income Portfolio           $1,000.00     $1,031.90       0.43%      $2.20
Core Focus Fixed
  Income Portfolio**         $1,000.00     $1,061.14       0.43%      $2.23
High Yield Bond
  Portfolio                  $1,000.00     $1,092.60       0.59%      $3.10
Core Plus Fixed
  Income Portfolio           $1,000.00     $1,048.70       0.50%      $2.57
International Equity
  Portfolio                  $1,000.00     $1,099.30       0.88%      $4.64
Labor Select
  International Equity
  Portfolio                  $1,000.00     $1,092.50       0.85%      $4.47
Emerging Markets
  Portfolio                  $1,000.00     $1,155.60       1.23%      $6.66
Global Fixed Income
  Portfolio                  $1,000.00     $1,096.50       0.60%      $3.16
International Fixed
  Income Portfolio           $1,000.00     $1,098.30       0.60%      $3.17

HYPOTHETICAL 5% RETURN (5% RETURN BEFORE EXPENSES)
Large-Cap Value
  Equity Portfolio           $1,000.00     $1,021.72       0.68%      $3.46
Small-Cap Value
  Equity Portfolio           $1,000.00     $1,020.66       0.89%      $4.52
All-Cap Growth
  Equity Portfolio           $1,000.00     $1,020.66       0.89%      $4.52
Mid-Cap Growth
  Equity Portfolio           $1,000.00     $1,020.46       0.93%      $4.72
Small-Cap Growth
  Equity Portfolio           $1,000.00     $1,020.86       0.85%      $4.32
Small-Cap Growth II
  Equity Portfolio           $1,000.00     $1,020.51       0.92%      $4.67
Real Estate Investment
  Trust Portfolio II         $1,000.00     $1,020.96       0.83%      $4.22
Intermediate Fixed
  Income Portfolio           $1,000.00     $1,022.97       0.43%      $2.19
Core Focus Fixed
  Income Portfolio           $1,000.00     $1,022.97       0.43%      $2.19
High Yield Bond
  Portfolio                  $1,000.00     $1,022.17       0.59%      $3.00
Core Plus Fixed
  Income Portfolio           $1,000.00     $1,022.62       0.50%      $2.54
International Equity
  Portfolio                  $1,000.00     $1,020.71       0.88%      $4.47
Labor Select
  International Equity
  Portfolio                  $1,000.00     $1,020.86       0.85%      $4.32
Emerging Markets
  Portfolio                  $1,000.00     $1,018.95       1.23%      $6.24
Global Fixed Income
  Portfolio                  $1,000.00     $1,022.12       0.60%      $3.05
International Fixed
  Income Portfolio           $1,000.00     $1,022.12       0.60%      $3.05
--------------------------------------------------------------------------------


38 Delaware Pooled Trust o 2004 Annual Report

DELAWARE POOLED TRUST - THE LARGE-CAP VALUE EQUITY PORTFOLIO
AS OF OCTOBER 31, 2004
SECTOR ALLOCATION


The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following chart lists the Portfolio's categories of portfolio holdings as a percentage of total net assets and is provided in compliance with such requirement.


                                                  PERCENTAGE
SECTOR                                           OF NET ASSETS
--------------------------------------------------------------
COMMON STOCK                                         98.03%
--------------------------------------------------------------
Aerospace & Defense                                   0.98%

Automobiles & Automotive Parts                        2.68%

Banking                                              10.87%

Cable, Media & Publishing                             3.92%

Chemicals                                             2.29%

Computers & Technology                                6.04%

Consumer Products                                     2.33%

Electronics & Electrical Equipment                    9.01%

Energy                                                7.51%

Finance                                              13.23%

Food, Beverage & Tobacco                              5.91%

Healthcare & Pharmaceuticals                          9.08%

Industrial Machinery                                  1.09%

Insurance                                             4.58%

Leisure, Lodging & Entertainment                      1.69%

Metals & Mining                                       1.21%

Paper & Forest Products                               2.39%

Retail                                                3.57%

Telecommunications                                    4.35%

Textiles, Apparel & Furniture                         1.26%

Transportation & Shipping                             1.10%

Utilities                                             2.94%
--------------------------------------------------------------
REPURCHASE AGREEMENTS                                 2.52%
--------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                    100.55%
--------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS      (0.55%)
--------------------------------------------------------------
TOTAL NET ASSETS                                    100.00%
--------------------------------------------------------------

                                   2004 Annual Report o Delaware Pooled Trust 39

DELAWARE POOLED TRUST - THE SMALL-CAP VALUE EQUITY PORTFOLIO
AS OF OCTOBER 31, 2004
SECTOR ALLOCATION


The following chart lists the Portfolio's categories of portfolio holdings as a percentage of total net assets.


                                                  PERCENTAGE
SECTOR                                           OF NET ASSETS
--------------------------------------------------------------
COMMON STOCK                                         92.26%
--------------------------------------------------------------
Aerospace & Defense                                   1.46%

Banking & Finance                                     9.95%

Basic Industry/Capital Goods                         21.79%

Business Services                                     2.07%

Consumer Durables                                     3.00%

Consumer Non-Durables                                12.62%

Consumer Products                                     2.44%

Energy                                                9.15%

Healthcare & Pharmaceuticals                          5.60%

Insurance                                             3.85%

Real Estate                                           3.76%

Technology                                            9.55%

Telecommunications                                    1.05%

Transportation                                        4.05%

Utilities                                             1.92%
--------------------------------------------------------------
INVESTMENT COMPANIES                                  1.73%
--------------------------------------------------------------
REPURCHASE AGREEMENTS                                 6.04%
--------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                    100.03%
--------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS      (0.03%)
--------------------------------------------------------------
TOTAL NET ASSETS                                    100.00%
--------------------------------------------------------------

40 Delaware Pooled Trust o 2004 Annual Report

DELAWARE POOLED TRUST - THE ALL-CAP GROWTH EQUITY PORTFOLIO
AS OF OCTOBER 31, 2004
SECTOR ALLOCATION


The following chart lists the Portfolio's categories of portfolio holdings as a percentage of total net assets.


                                                  PERCENTAGE
SECTOR                                           OF NET ASSETS
--------------------------------------------------------------
COMMON STOCK                                         91.85%
--------------------------------------------------------------
Banking & Finance                                    15.33%

Basic Industry & Capital Goods                        4.58%

Business Services                                     7.74%

Consumer Durables                                     0.01%

Consumer Non-Durables                                 7.58%

Consumer Services                                     9.18%

Healthcare & Pharmaceuticals                         21.63%

Insurance                                             5.15%

Technology                                           19.17%

Transportation                                        1.48%
--------------------------------------------------------------
REPURCHASE AGREEMENTS                                 8.27%
--------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                    100.12%
--------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS     (0.12%)
--------------------------------------------------------------
TOTAL NET ASSETS                                    100.00%
--------------------------------------------------------------


DELAWARE POOLED TRUST - THE MID-CAP GROWTH EQUITY PORTFOLIO
AS OF OCTOBER 31, 2004
SECTOR ALLOCATION


The following chart lists the Portfolio's categories of portfolio holdings as a percentage of total net assets.


                                                  PERCENTAGE
SECTOR                                           OF NET ASSETS
--------------------------------------------------------------
COMMON STOCK                                         91.72%
--------------------------------------------------------------
Banking & Finance                                    19.71%

Basic Industry & Capital Goods                        2.35%

Business Services                                     5.60%

Consumer Non-Durables                                11.61%

Consumer Services                                     9.25%

Healthcare & Pharmaceuticals                         15.79%

Insurance                                             3.48%

Real Estate                                           3.20%

Technology                                           18.57%

Transportation                                        2.16%
--------------------------------------------------------------
REPURCHASE AGREEMENTS                                 8.42%
--------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                    100.14%
--------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS     (0.14%)
--------------------------------------------------------------
TOTAL NET ASSETS                                    100.00%
--------------------------------------------------------------

                                   2004 Annual Report o Delaware Pooled Trust 41

DELAWARE POOLED TRUST - THE SMALL-CAP GROWTH EQUITY PORTFOLIO
AS OF OCTOBER 31, 2004
SECTOR ALLOCATION


The following chart lists the Portfolio's categories of portfolio holdings as a percentage of total net assets.


                                                  PERCENTAGE
SECTOR                                           OF NET ASSETS
--------------------------------------------------------------
COMMON STOCK                                         93.34%
--------------------------------------------------------------
Banking & Finance                                     8.45%

Basic Industry/Capital Goods                          4.52%

Business Services                                    10.86%

Consumer Durables                                     1.45%

Consumer Non-Durables                                 9.85%

Consumer Services                                    15.90%

Healthcare & Pharmaceuticals                         17.91%

Insurance                                             4.07%

Technology                                           16.86%

Transportation                                        3.47%
--------------------------------------------------------------
REPURCHASE AGREEMENTS                                 6.28%
--------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                     99.62%
--------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES       0.38%
--------------------------------------------------------------
TOTAL NET ASSETS                                    100.00%
--------------------------------------------------------------


DELAWARE POOLED TRUST - THE SMALL-CAP GROWTH II EQUITY PORTFOLIO
AS OF OCTOBER 31, 2004
SECTOR ALLOCATION


The following chart lists the Portfolio's categories of portfolio holdings as a percentage of total net assets.


                                                  PERCENTAGE
SECTOR                                           OF NET ASSETS
--------------------------------------------------------------
COMMON STOCK                                         95.00%
--------------------------------------------------------------
Banking & Finance                                    13.22%

Basic Industry/Capital Goods                          3.43%

Business Services                                     7.62%

Consumer Non-Durables                                16.12%

Consumer Services                                    12.36%

Healthcare & Pharmaceuticals                         21.51%

Insurance                                             1.76%

REIT                                                  0.41%

Technology                                           16.96%

Transportation & Shipping                             1.61%
--------------------------------------------------------------
FEDERAL AGENCY (DISCOUNT NOTE)                        3.05%
--------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                     98.05%
--------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES       1.95%
--------------------------------------------------------------
TOTAL NET ASSETS                                    100.00%
--------------------------------------------------------------

42 Delaware Pooled Trust o 2004 Annual Report

DELAWARE POOLED TRUST -
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO II
AS OF OCTOBER 31, 2004
SECTOR ALLOCATION


The following chart lists the Portfolio's categories of portfolio holdings as a percentage of total net assets.


                                                  PERCENTAGE
SECTOR                                           OF NET ASSETS
--------------------------------------------------------------
COMMON STOCK                                         93.66%
--------------------------------------------------------------
Diversified REITs                                     5.06%

Healthcare REITs                                      1.84%

Hotel REITs                                           4.62%

Industrial REITs                                      6.70%

Mall REITs                                           14.53%

Manufactured Housing REITs                            1.25%

Mortgage REITs                                        4.32%

Multifamily REITs                                    11.61%

Office REITs                                         21.70%

Office/Industrial REITs                               8.16%

Real Estate Operating Companies                       2.72%

Retail Strip Centers REITs                           10.76%

Self-Storage REITs                                    0.39%
--------------------------------------------------------------
RIGHTS                                                0.01%
--------------------------------------------------------------
REPURCHASE AGREEMENTS                                 7.62%
--------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                    101.29%
--------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS     (1.29%)
--------------------------------------------------------------
TOTAL NET ASSETS                                    100.00%
--------------------------------------------------------------

                                   2004 Annual Report o Delaware Pooled Trust 43

DELAWARE POOLED TRUST - THE INTERMEDIATE FIXED INCOME PORTFOLIO
AS OF OCTOBER 31, 2004
SECTOR ALLOCATION


The following chart lists the Portfolio's categories of portfolio holdings as a percentage of total net assets.


                                                  PERCENTAGE
SECTOR                                           OF NET ASSETS
--------------------------------------------------------------
AGENCY ASSET-BACKED SECURITIES                        1.28%
--------------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS            6.23%
--------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES                     7.93%
--------------------------------------------------------------
AGENCY OBLIGATIONS                                    2.70%
--------------------------------------------------------------
ASSET-BACKED SECURITIES                               8.57%
--------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES                 3.19%
--------------------------------------------------------------
CORPORATE BONDS                                      37.60%
--------------------------------------------------------------
Aerospace & Defense                                   0.24%

Automobiles & Automotive Parts                        0.99%

Banking, Finance & Insurance                         12.92%

Buildings & Materials                                 0.06%

Cable, Media & Publishing                             2.36%

Chemicals                                             0.13%

Computers & Technology                                0.58%

Consumer Products                                     0.37%

Energy                                                3.07%

Food, Beverage & Tobacco                              2.52%

Healthcare & Pharmaceuticals                          1.15%

Industrial Machinery                                  0.49%

Metals & Mining                                       0.32%

Miscellaneous                                         0.50%

Real Estate                                           0.29%

Retail                                                2.59%

Telecommunications                                    3.67%

Transportation & Shipping                             0.32%

Utilities                                             5.03%
--------------------------------------------------------------
FOREIGN BONDS                                         5.66%
--------------------------------------------------------------
Australia                                             0.67%

Bermuda                                               0.70%

Canada                                                0.92%

Cayman Islands                                        1.77%

Luxembourg                                            0.45%

Mexico                                                0.37%

Netherlands                                           0.28%

United Kingdom                                        0.50%
--------------------------------------------------------------
MUNICIPAL BONDS                                       1.94%
--------------------------------------------------------------
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS       10.87%
--------------------------------------------------------------
U.S. TREASURY OBLIGATIONS                            10.93%
--------------------------------------------------------------
PREFERRED STOCK                                       0.25%
--------------------------------------------------------------
REPURCHASE AGREEMENTS                                 2.50%
--------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                     99.65%
--------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES       0.35%
--------------------------------------------------------------
TOTAL NET ASSETS                                    100.00%
--------------------------------------------------------------

44 Delaware Pooled Trust o 2004 Annual Report

DELAWARE POOLED TRUST - THE CORE FOCUS FIXED INCOME PORTFOLIO
AS OF OCTOBER 31, 2004
SECTOR ALLOCATION


The following chart lists the Portfolio's categories of portfolio holdings as a percentage of total net assets.


                                                  PERCENTAGE
SECTOR                                           OF NET ASSETS
--------------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS            0.72%
--------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES                    36.09%
--------------------------------------------------------------
AGENCY OBLIGATIONS                                    7.42%
--------------------------------------------------------------
ASSET-BACKED SECURITIES                               3.46%
--------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES                 2.05%
--------------------------------------------------------------
CORPORATE BONDS                                      24.36%
--------------------------------------------------------------
Aerospace & Defense                                   0.27%

Airlines                                              0.50%

Automobiles & Automotive Parts                        2.25%

Banking, Finance & Insurance                          4.86%

Cable, Media & Publishing                             1.13%

Chemicals                                             0.54%

Diversified Manufacturing                             0.37%

Energy                                                2.73%

Food, Beverage & Tobacco                              1.13%

Healthcare & Pharmaceuticals                          2.53%

Real Estate                                           0.36%

Retail                                                1.56%

Telecommunications                                    3.27%

Utilities                                             2.86%
--------------------------------------------------------------
FOREIGN BONDS                                         2.68%
--------------------------------------------------------------
Bermuda                                               0.72%

Canada                                                0.57%

Luxembourg                                            0.26%

Mexico                                                0.45%

Norway                                                0.21%

United Kingdom                                        0.47%
--------------------------------------------------------------
MUNICIPAL BONDS                                       1.23%
--------------------------------------------------------------
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS        1.79%
--------------------------------------------------------------
U.S. TREASURY OBLIGATIONS                            20.27%
--------------------------------------------------------------
PREFERRED STOCK                                       0.23%
--------------------------------------------------------------
FEDERAL AGENCY (DISCOUNT NOTE)                       34.54%
--------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                    134.84%
--------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS    (34.84%)
--------------------------------------------------------------
TOTAL NET ASSETS                                    100.00%
--------------------------------------------------------------

                                   2004 Annual Report o Delaware Pooled Trust 45

DELAWARE POOLED TRUST - THE HIGH-YIELD BOND PORTFOLIO
AS OF OCTOBER 31, 2004
SECTOR ALLOCATION


The following chart lists the Portfolio's categories of portfolio holdings as a percentage of total net assets.


                                                  PERCENTAGE
SECTOR                                           OF NET ASSETS
--------------------------------------------------------------
CORPORATE BONDS                                      79.49%
--------------------------------------------------------------
Aerospace & Defense                                   0.41%

Airlines                                              0.14%

Automobiles & Automotive Parts                        2.00%

Banking, Finance & Insurance                          1.35%

Building & Materials                                  2.71%

Business Services                                     1.01%

Cable, Media & Publishing                            12.88%

Chemicals                                             5.59%

Computers & Technology                                0.47%

Consumer Products                                     0.40%

Electronics & Electrical Equipment                    0.93%

Energy                                                3.69%

Environmental Services                                1.88%

Food, Beverage & Tobacco                              1.80%

Healthcare & Pharmaceuticals                          4.27%

Leisure, Lodging & Entertainment                      5.09%

Packaging & Containers                                3.24%

Paper & Forest Products                               5.36%

Real Estate                                           0.59%

Restaurants                                           2.19%

Retail                                                2.93%

Telecommunications                                    8.54%

Textiles, Apparel & Furniture                         1.70%

Transportation & Shipping                             1.82%

Utilities                                             8.50%

--------------------------------------------------------------
FOREIGN BONDS                                         9.68%
--------------------------------------------------------------
Bermuda                                               0.32%

British Virgin Islands                                0.80%

Canada                                                1.87%

Cayman Islands                                        0.41%

Ecuador                                               0.78%

France                                                0.87%

Ireland                                               0.75%

Liberia                                               0.20%

Luxembourg                                            0.42%

Marshall Island                                       0.59%

Netherlands                                           0.76%

Norway                                                1.07%

Sweden                                                0.84%
--------------------------------------------------------------
MUNICIPAL BONDS                                       0.80%
--------------------------------------------------------------
COMMON STOCK                                          1.10%
--------------------------------------------------------------
PREFERRED STOCKS                                      0.87%
--------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS                          0.33%
--------------------------------------------------------------
WARRANTS                                              0.12%
--------------------------------------------------------------
REPURCHASE AGREEMENTS                                 1.18%
--------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                     93.57%
--------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES       6.43%
--------------------------------------------------------------
TOTAL NET ASSETS                                    100.00%
--------------------------------------------------------------

46 Delaware Pooled Trust o 2004 Annual Report

DELAWARE POOLED TRUST - THE CORE PLUS FIXED INCOME PORTFOLIO
AS OF OCTOBER 31, 2004
SECTOR ALLOCATION

The following chart lists the Portfolio's categories of portfolio holdings as a percentage of total net assets.

                                                  PERCENTAGE
SECTOR                                           OF NET ASSETS
--------------------------------------------------------------
AGENCY ASSET-BACKED SECURITIES                        0.56%
--------------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS            1.16%
--------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES                    30.91%
--------------------------------------------------------------
AGENCY OBLIGATIONS                                   32.32%
--------------------------------------------------------------
ASSET-BACKED SECURITIES                               3.23%
--------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES                 3.07%
--------------------------------------------------------------
CORPORATE BONDS                                      31.76%
--------------------------------------------------------------
Aerospace & Defense                                   0.26%

Automobiles & Automotive Parts                        2.18%

Banking, Finance & Insurance                          6.92%

Buildings & Materials                                 0.26%

Cable, Media & Publishing                             2.55%

Chemicals                                             0.57%

Consumer Services                                     0.35%

Electronics & Electrical Equipment                    0.11%

Energy                                                2.32%

Food, Beverage & Tobacco                              1.67%

Healthcare & Pharmaceuticals                          1.83%

Industrial Machinery                                  0.10%

Leisure, Lodging & Entertainment                      0.65%

Packaging & Containers                                0.13%

Paper & Forest Products                               0.48%

Real Estate                                           0.25%

Retail                                                0.27%

Telecommunications                                    5.64%

Transportation & Shipping                             0.75%

Utilities                                             4.47%

--------------------------------------------------------------
FOREIGN BONDS                                        11.32%
--------------------------------------------------------------
Australia                                             0.15%

Bermuda                                               0.94%

Brazil                                                0.55%

Canada                                                1.20%

Cayman Islands                                        0.81%

Columbia                                              0.24%

Dominican Republic                                    0.54%

Ecuador                                               0.94%

France                                                0.38%

Germany                                               1.96%

Ireland                                               0.45%

Luxembourg                                            0.48%

Mexico                                                0.48%

Netherlands                                           0.37%

Norway                                                0.46%

Supranational                                         0.28%

United Kingdom                                        1.09%
--------------------------------------------------------------
MUNICIPAL BONDS                                       1.56%
--------------------------------------------------------------
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS        5.77%
--------------------------------------------------------------
U.S. TREASURY OBLIGATIONS                             6.49%
--------------------------------------------------------------
PREFERRED STOCK                                       0.65%
--------------------------------------------------------------
WARRANTS                                              0.00%
--------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                    128.80%
--------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS    (28.80%)
--------------------------------------------------------------
TOTAL NET ASSETS                                    100.00%
--------------------------------------------------------------

                                   2004 Annual Report o Delaware Pooled Trust 47

DELAWARE POOLED TRUST - THE INTERNATIONAL EQUITY PORTFOLIO
AS OF OCTOBER 31, 2004
SECTOR ALLOCATION


The following chart lists the Portfolio's categories of portfolio holdings as a percentage of total net assets.


                                                  PERCENTAGE
SECTOR                                           OF NET ASSETS
--------------------------------------------------------------
COMMON STOCK                                         96.48%
--------------------------------------------------------------
Australia                                            10.23%

Belgium                                               3.23%

Finland                                               1.14%

France                                                7.22%

Germany                                               6.52%

Hong Kong                                             2.94%

Italy                                                 3.18%

Japan                                                15.01%

Netherlands                                           7.08%

New Zealand                                           2.19%

Republic of Korea                                     1.64%

Singapore                                             2.28%

South Africa                                          1.61%

Spain                                                 7.40%

Taiwan                                                0.02%

United Kingdom                                       24.79%
--------------------------------------------------------------
REPURCHASE AGREEMENTS                                 4.01%
--------------------------------------------------------------
SECURITIES LENDING COLLATERAL                         8.21%
--------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                    108.70%
--------------------------------------------------------------
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL  (8.21%)
--------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS     (0.49%)
--------------------------------------------------------------
TOTAL NET ASSETS                                    100.00%
--------------------------------------------------------------

48 Delaware Pooled Trust o 2004 Annual Report

DELAWARE POOLED TRUST -
THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO
AS OF OCTOBER 31, 2004
SECTOR ALLOCATION


The following chart lists the Portfolio's categories of portfolio holdings as a percentage of total net assets.


                                                  PERCENTAGE
SECTOR                                           OF NET ASSETS
--------------------------------------------------------------
COMMON STOCK                                         93.27%
--------------------------------------------------------------
Australia                                            10.06%

Belgium                                               3.70%

Finland                                               1.44%

France                                                5.39%

Germany                                               7.89%

Hong Kong                                             2.98%

Italy                                                 3.40%

Japan                                                12.95%

Netherlands                                           7.22%

New Zealand                                           2.41%

Spain                                                 7.65%

United Kingdom                                       28.18%
--------------------------------------------------------------
REPURCHASE AGREEMENTS                                 3.30%
--------------------------------------------------------------
SECURITIES LENDING COLLATERAL                         6.28%
--------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                    102.85%
--------------------------------------------------------------
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL  (6.28%)
--------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES       3.43%
--------------------------------------------------------------
TOTAL NET ASSETS                                    100.00%
--------------------------------------------------------------

                                   2004 Annual Report o Delaware Pooled Trust 49

DELAWARE POOLED TRUST - THE EMERGING MARKETS PORTFOLIO
AS OF OCTOBER 31, 2004
SECTOR ALLOCATION


The following chart lists the Portfolio's categories of portfolio holdings as a percentage of total net assets.


                                                  PERCENTAGE
SECTOR                                           OF NET ASSETS
--------------------------------------------------------------
COMMON STOCK                                         97.49%
--------------------------------------------------------------
Brazil                                               12.87%

Chile                                                 2.61%

China                                                 6.69%

Croatia                                               1.04%

Czech Republic                                        2.35%

Egypt                                                 1.87%

Estonia                                               2.58%

Hungary                                               3.33%

India                                                 2.82%

Indonesia                                             2.62%

Israel                                                1.98%

Luxembourg                                            0.71%

Malaysia                                              6.34%

Mexico                                                9.35%

Panama                                                0.44%

Poland                                                1.29%

Republic of Korea                                    13.50%

Russia                                                0.92%

South Africa                                         12.15%

Taiwan                                                7.06%

Thailand                                              3.70%

United Kingdom                                        1.27%
--------------------------------------------------------------
REPURCHASE AGREEMENTS                                 2.67%
--------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                    100.16%
--------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS     (0.16%)
--------------------------------------------------------------
TOTAL NET ASSETS                                    100.00%
--------------------------------------------------------------

50 Delaware Pooled Trust o 2004 Annual Report

DELAWARE POOLED TRUST - THE GLOBAL FIXED INCOME PORTFOLIO
AS OF OCTOBER 31, 2004
SECTOR ALLOCATION


The following chart lists the Portfolio's categories of portfolio holdings as a percentage of total net assets.


                                                  PERCENTAGE
SECTOR                                           OF NET ASSETS
--------------------------------------------------------------
BONDS                                                98.10%
--------------------------------------------------------------
Australia                                             3.03%

Austria                                               8.60%

Belgium                                               3.95%

Canada                                                1.49%

Finland                                               4.02%

France                                                4.38%

Germany                                               9.52%

Italy                                                 5.84%

Netherlands                                           5.59%

Norway                                                4.66%

Poland                                                8.75%

Spain                                                 3.88%

Supranational                                        11.24%

Sweden                                               14.79%

United Kingdom                                        5.40%

United States                                         2.96%
--------------------------------------------------------------
REPURCHASE AGREEMENTS                                 1.03%
--------------------------------------------------------------
SECURITIES LENDING COLLATERAL                        10.60%
--------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                    109.73%
--------------------------------------------------------------
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL (10.60%)
--------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES       0.87%
--------------------------------------------------------------
TOTAL NET ASSETS                                    100.00%
--------------------------------------------------------------

                                   2004 Annual Report o Delaware Pooled Trust 51

DELAWARE POOLED TRUST - THE INTERNATIONAL FIXED INCOME PORTFOLIO
AS OF OCTOBER 31, 2004
SECTOR ALLOCATION


The following chart lists the Portfolio's categories of portfolio holdings as a percentage of total net assets.


                                                  PERCENTAGE
SECTOR                                           OF NET ASSETS
--------------------------------------------------------------
BONDS                                                98.04%
--------------------------------------------------------------
Australia                                             3.07%

Austria                                              11.00%

Belgium                                               2.57%

Canada                                                1.55%

Finland                                               4.70%

France                                                4.81%

Germany                                              12.14%

Greece                                                4.01%

Italy                                                 5.01%

Netherlands                                           6.59%

Poland                                                8.78%

Spain                                                 4.36%

Supranational                                        10.64%

Sweden                                               14.51%

United Kingdom                                        0.58%

United States                                         3.72%
--------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                     98.04%
--------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES       1.96%
--------------------------------------------------------------
TOTAL NET ASSETS                                    100.00%
--------------------------------------------------------------

52 Delaware Pooled Trust o 2004 Annual Report

DELAWARE POOLED TRUST -- THE LARGE-CAP VALUE EQUITY PORTFOLIO
STATEMENT OF NET ASSETS
OCTOBER 31, 2004

                                                             Number      Market
                                                          of Shares       Value
--------------------------------------------------------------------------------

 COMMON STOCK - 98.03%
 AEROSPACE & DEFENSE - 0.98%
 Honeywell International                                    4,500     $  151,560
                                                                      ----------
                                                                         151,560
                                                                      ----------
 AUTOMOBILES & AUTOMOTIVE PARTS - 2.68%
 General Motors                                             6,800        262,140
 Goodrich (B.F.)                                            5,000        154,150
                                                                      ----------
                                                                         416,290
                                                                      ----------
 BANKING - 10.87%
 Bank of America                                            8,630        386,537
 J. P. Morgan Chase                                        14,552        561,707
 Mellon Financial                                          12,400        358,360
 U.S. Bancorp                                               7,903        226,105
 Wells Fargo                                                2,600        155,272
                                                                      ----------
                                                                       1,687,981
                                                                      ----------
 CABLE, MEDIA & PUBLISHING - 3.92%
 Knight-Ridder                                              2,100        143,913
 New York Times                                             4,400        176,220
 Viacom Class B                                             7,900        288,271
                                                                      ----------
                                                                         608,404
                                                                      ----------
 CHEMICALS - 2.29%
 Dow Chemical                                               7,900        355,026
                                                                      ----------
                                                                         355,026
                                                                      ----------
 COMPUTERS & TECHNOLOGY - 6.04%
+Cisco Systems                                             15,900        305,439
+Intuit                                                     5,000        226,800
+Oracle                                                    20,300        256,998
 Pitney Bowes                                               3,400        148,750
                                                                      ----------
                                                                         937,987
                                                                      ----------
CONSUMER PRODUCTS - 2.33%
 Clorox                                                     2,700        147,420
 Procter & Gamble                                           4,200        214,956
                                                                      ----------
                                                                         362,376
                                                                      ----------
ELECTRONICS & ELECTRICAL EQUIPMENT - 9.01%
 Emerson Electric                                           2,500        160,125
 General Electric                                          18,300        624,396
 Intel                                                     14,900        331,674
+National Semiconductor                                    16,900        282,230
                                                                      ----------
                                                                       1,398,425
                                                                      ----------

                                                            Number      Market
                                                         of Shares       Value
--------------------------------------------------------------------------------

 ENERGY - 7.51%
 BP ADR                                                     2,800     $  163,100
 ChevronTexaco                                              6,500        344,890
 Exxon Mobil                                                9,508        467,984
 Kerr-McGee                                                 3,200        189,504
                                                                      ----------
                                                                       1,165,478
                                                                      ----------
 FINANCE - 13.23%
 American Express                                           3,100        164,517
 Citigroup                                                 13,200        585,684
 Goldman Sachs Group                                        2,400        236,112
 MBNA                                                      16,300        417,769
 Merrill Lynch                                              2,000        107,880
 Morgan Stanley                                            10,600        541,554
                                                                      ----------
                                                                       2,053,516
                                                                      ----------
 FOOD, BEVERAGE & TOBACCO - 5.91%
 Anheuser-Busch                                             5,200        259,740
 Coca-Cola                                                  3,900        158,574
 General Mills                                              5,100        225,675
 PepsiCo                                                    5,500        272,690
                                                                         916,679
 HEALTHCARE & PHARMACEUTICALS - 9.08%
 Abbott Laboratories                                        3,700        157,731
 GlaxoSmithKline ADR                                        6,400        271,360
 HCA                                                        3,800        139,574
 Pfizer                                                    11,700        338,715
+Tenet Healthcare                                          23,900        256,208
 Wyeth                                                      6,200        245,830
                                                                      ----------
                                                                       1,409,418
                                                                      ----------
 INDUSTRIAL MACHINERY - 1.09%
 Caterpillar                                                2,100        169,134
                                                                      ----------
                                                                         169,134
                                                                      ----------
 INSURANCE - 4.58%
 CIGNA                                                      3,200        203,072
 PMI Group                                                  6,400        248,448
 Prudential Financial                                       5,600        260,232
                                                                      ----------
                                                                         711,752
                                                                      ----------
 LEISURE, LODGING & ENTERTAINMENT - 1.69%
 Starwood Hotels & Resorts
 Worldwide 2,200 105,006
+Westwood One                                               6,800        156,944
                                                                      ----------
                                                                         261,950
                                                                      ----------

                                   2004 Annual Report o Delaware Pooled Trust 53

                                                            Number      Market
                                                         of Shares       Value
--------------------------------------------------------------------------------

METALS & MINING - 1.21%
Alcoa                                                     5,800      $   188,500
                                                                     -----------
                                                                         188,500
                                                                     -----------
PAPER & FOREST PRODUCTS - 2.39%
International Paper                                       5,875          226,246
Weyerhaeuser                                              2,300          144,072
                                                                     -----------
                                                                         370,318
                                                                     -----------
RETAIL - 3.57%
Federated Department Stores                               3,800          191,710
Limited Brands                                            6,660          165,035
RadioShack                                                6,600          197,538
                                                                     -----------
                                                                         554,283
                                                                     -----------
TELECOMMUNICATIONS - 4.35%
ALLTEL                                                    6,300          346,059
BCE                                                      14,200          329,724
                                                                     -----------
                                                                         675,783
                                                                     -----------
TEXTILES, APPAREL & FURNITURE - 1.26%
NIKE                                                      2,400          195,144
                                                                     -----------
                                                                         195,144
                                                                     -----------
TRANSPORTATION & SHIPPING - 1.10%
Union Pacific                                             2,700          170,019
                                                                     -----------
                                                                         170,019
                                                                     -----------
UTILITIES - 2.94%
Dominion Resources                                        2,500          160,800
Exelon                                                    3,100          122,822
FPL Group                                                 2,500          172,250
                                                                     -----------
                                                                         455,872
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCK
(COST $14,324,735)                                                    15,215,895
================================================================================

                                                       Principal       Market
                                                          Amount        Value
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 2.52%
With BNP Paribas 1.77%
   11/1/04 (dated 10/29/04,
   to be repurchased at
   $202,530, collateralized by
   $208,200 U.S. Treasury
   Bills due 3/24/05,
   market value $206,569)                                $202,500   $   202,500
With UBS Warburg 1.77%
   11/1/04 (dated 10/29/04,
   to be repurchased at
   $188,528, collateralized by
   $32,500 U.S. Treasury
   Notes 1.625% due
   10/31/05, market value
   $32,570, $65,000 U.S.
   Treasury Notes 1.875% due
   11/30/05, market value
   $65,233 and $87,900
   U.S. Treasury Notes
   6.50% due 10/15/06,
   market value $94,644)                                  188,500       188,500
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
(COST $391,000)                                                         391,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 100.55%
(COST $14,715,735)                                                   15,606,895
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS - (0.55%)                                           (85,843)
================================================================================

NET ASSETS APPLICABLE TO
  954,821 SHARES OUTSTANDING;
  EQUIVALENT TO $16.26
  PER SHARE - 100.00%                                               $15,521,052
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
  AT OCTOBER 31, 2004:
--------------------------------------------------------------------------------
Shares of beneficial interest
  (unlimited authorization - no par)                                $17,753,759
Undistributed net investment income                                      74,202
Accumulated net realized loss
  on investments                                                     (3,198,069)
Net unrealized appreciation
  of investments                                                        891,160
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    $15,521,052
================================================================================

+Non-income producing security for the year ended October 31, 2004.

 ADR - American Depositary Receipts

See accompanying notes

54 Delaware Pooled Trust o 2004 Annual Report

DELAWARE POOLED TRUST -- THE SMALL-CAP VALUE EQUITY PORTFOLIO
STATEMENT OF NET ASSETS
OCTOBER 31, 2004

                                                             Number      Market
                                                          of Shares       Value
--------------------------------------------------------------------------------

 COMMON STOCK - 92.26%
 AEROSPACE & DEFENSE - 1.46%
+Herley Industries                                          1,300       $ 22,841
+United Defense Industries                                    900         36,126
                                                                        --------
                                                                          58,967
                                                                        --------
 BANKING & FINANCE - 9.95%
 Boston Private Financial Holdings                          1,700         41,718
 Colonial BancGroup                                         2,700         58,454
 Commercial Federal                                         1,300         36,153
 Compass Bancshares                                           800         38,216
 First Republic Bank                                          900         43,380
 Greater Bay Bancorp                                        1,600         49,992
 MAF Bancorp                                                  900         38,583
 Provident Bankshares                                       1,200         41,676
 Republic Bancorp                                           1,590         26,569
+Sterling Financial                                           729         27,389
                                                                        --------
                                                                         402,130
                                                                        --------
 BASIC INDUSTRY/CAPITAL GOODS - 21.79%
 Arch Coal                                                  1,300         42,276
+Casella Waste Systems                                      2,100         26,082
 Crane                                                      1,100         30,657
+Crown Holdings                                             2,700         30,645
 Federal Signal                                               800         13,296
 Fuller (H.B)                                               1,000         26,900
 Gibraltar Steel                                            1,100         38,511
+Golden Star Resources                                      4,200         22,260
+Griffon                                                    2,420         53,845
 Harsco                                                       800         38,760
+Insituform Technologies Class A                            1,000         19,820
+Jacobs Engineering Group                                     600         24,438
 Kaydon                                                     1,400         41,440
 Louisiana-Pacific                                          1,400         34,314
 MacDermid                                                  1,400         44,184
+Meridian Gold                                              1,900         32,110
+Pactiv                                                     1,600         37,904
+PolyOne                                                    3,400         25,738
 Smith (A.O.)                                                 600         15,924
 Spartech                                                   1,100         27,720
 St. Joe                                                      800         40,720
+Terex                                                        700         26,600
 Texas Industries                                           1,000         50,930
 Universal Forest Products                                    400         14,670
 Wabtec                                                     2,000         40,540
 Walter Industries                                          1,600         27,216
 Wausau-Mosinee Paper                                       1,500         23,460
+Westlake Chemical                                          1,300         29,991
                                                                        --------
                                                                         880,951
                                                                        --------

                                                           Number        Market
                                                        of Shares         Value
--------------------------------------------------------------------------------

 BUSINESS SERVICES - 2.07%
 Brink's                                                  1,500         $ 48,150
+United Stationers                                          800           35,600
                                                                        --------
                                                                          83,750
                                                                        --------
 CONSUMER DURABLES - 3.00%
 Furniture Brands International                           1,000           21,810
 KB HOME                                                    600           49,350
 Thor Industries                                          1,200           33,372
+WCI Communities                                            700           16,520
                                                                        --------
                                                                         121,052
                                                                        --------
 CONSUMER NON-DURABLES - 12.62%
+AnnTaylor Stores                                         1,750           39,305
 Belo Class A                                               700           16,275
+Carter's                                                   400           12,584
 Cato Class A                                             1,900           43,624
+Department 56                                              800           12,072
+Electronics Boutique Holdings                            1,400           47,796
+Insight Enterprises                                      1,700           31,544
+Jo-Ann Stores Class A                                      920           22,687
 K Swiss                                                  1,700           42,500
 Kellwood                                                 1,000           31,460
 Oakley                                                   1,600           20,320
 Phillips-Van Heusen                                        900           20,511
 Pier 1 Imports                                           2,200           39,490
 Reebok International                                       700           25,900
+Shopko Stores                                            1,400           24,136
+Sports Authority                                           707           17,095
+Take-Two Interactive Software                              800           26,368
 Wolverine World Wide                                     1,200           36,528
                                                                        --------
                                                                         510,195
                                                                        --------
 CONSUMER PRODUCTS - 2.44%
 Bunge Limited                                            1,000           47,730
+Constellation Brands                                     1,300           50,999
                                                                        --------
                                                                          98,729
                                                                        --------
 ENERGY - 9.15%
+Energy Partners                                          2,600           45,656
+FMC Technologies                                         1,100           33,253
+Grey Wolf                                                6,300           32,634
+Magnum Hunter Resources                                  3,900           47,190
+Newfield Exploration                                     1,000           58,200
+Newpark Resources                                        5,500           29,865
 Southwest Gas                                            1,300           31,759
+W-H Energy Services                                      2,000           40,700
+Whiting Petroleum                                        1,700           50,456
                                                                        --------
                                                                         369,713
                                                                        --------

                                   2004 Annual Report o Delaware Pooled Trust 55

                                                             Number      Market
                                                          of Shares       Value
--------------------------------------------------------------------------------

 HEALTHCARE & PHARMACEUTICALS - 5.60%
+Alderwoods Group                                           2,900       $ 29,377
+America Service Group                                        500         17,885
 Arrow International                                          800         22,852
+Genesis Healthcare                                           700         21,476
+Kindred Healthcare                                         1,200         28,920
+Ocular Sciences                                              400         19,540
 Owens & Minor                                              1,500         39,285
+RehabCare Group                                              900         20,664
+Service International                                      4,000         26,440
                                                                        --------
                                                                         226,439
                                                                        --------
 INSURANCE - 3.85%
 AmerUs Group                                               1,100         45,958
 Berkley (W.R.)                                             1,275         54,494
 Harleysville Group                                         1,100         22,913
 Platinum Underwriters Holdings                             1,100         32,175
                                                                        --------
                                                                         155,540
                                                                        --------
 REITs - 3.76%
 Ashford Hospitality Trust                                  1,600         15,504
 Camden Property Trust                                        900         40,860
+Highland Hospitality                                       2,300         26,220
 Prentiss Properties Trust                                  1,000         35,980
 Reckson Associates Realty                                  1,100         33,385
                                                                        --------
                                                                         151,949
                                                                        --------
 TECHNOLOGY - 9.55%
+Bell Microproducts                                         2,300         20,194
+Checkpoint Systems                                         1,800         30,780
+Datastream Systems                                         2,900         18,183
+Entegris                                                   3,000         27,765
+International Rectifier                                      900         35,775
+Overland Storage                                           1,800         25,938
+Photronics                                                 1,100         19,305
+Plexus                                                     2,400         29,736
+QAD                                                        1,800         13,752
+Storage Technology                                         1,500         40,530
 Symbol Technologies                                        2,300         33,787
+Synnex                                                     1,400         27,622
+Tech Data                                                    700         28,273
+Technitrol                                                 2,100         34,272
                                                                        --------
                                                                         385,912
                                                                        --------

                                                             Number      Market
                                                          of Shares       Value
--------------------------------------------------------------------------------

 TELECOMMUNICATIONS - 1.05%
+NETGEAR                                                 3,100         $  42,253
                                                                       ---------
                                                                          42,253
                                                                       ---------
 TRANSPORTATION - 4.05%
 Alexander & Baldwin                                     1,600            58,648
+Continental Airlines Class B                            1,200            11,136
+Kirby                                                     900            37,800
+SCS Transportation                                        500             9,035
 SkyWest                                                   800            13,664
+Yellow Roadway                                            700            33,593
                                                                       ---------
                                                                         163,876
                                                                       ---------
 UTILITIES - 1.92%
 Black Hills                                               500            14,730
+El Paso Electric                                        1,600            26,640
 PNM Resources                                           1,550            36,084
                                                                       ---------
                                                                          77,454
                                                                       ---------
--------------------------------------------------------------------------------
 TOTAL COMMON STOCK
 (COST $2,891,061)                                                     3,728,910
================================================================================

 INVESTMENT COMPANY - 1.73%
 iShares Russell 2000 Value
   Index Fund                                              400            69,740
--------------------------------------------------------------------------------
 TOTAL INVESTMENT COMPANY
 (COST $65,012)                                                           69,740
================================================================================

 WARRANTS - 0.00%
+Magnum Hunter Resources                                   420               168
--------------------------------------------------------------------------------
 TOTAL WARRANTS
 (COST $0)                                                                   168
================================================================================

56 Delaware Pooled Trust o 2004 Annual Report

                                                        Principal      Market
                                                           Amount       Value
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 6.04%
With BNP Paribas 1.77%
   11/1/04 (dated 10/29/04,
   to be repurchased at
   $126,319, collateralized
   by $130,000 U.S.
   Treasury Bills due
   3/24/05, market
   value $128,907)                                       $126,300      $126,300
With UBS Warburg 1.77%
   11/1/04 (dated 10/29/04,
   to be repurchased at
   $117,717, collateralized
   by $20,300 U.S. Treasury
   Notes 1.625% due
   10/31/05, market value
   $20,325, $40,600 U.S.
   Treasury Notes 1.875%
   due 11/30/05, market
   value $40,708 and
   $54,800 U.S. Treasury
   Notes 6.50% due
   10/15/06, market
   value $59,062)                                         117,700       117,700
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
(COST $244,000)                                                         244,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 100.03%
(COST $3,200,073)                                                     4,042,818
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS - (0.03%)                                            (1,145)
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   297,619 SHARES OUTSTANDING;
   EQUIVALENT TO $13.58
   PER SHARE - 100.00%                                               $4,041,673
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2004:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                                $2,640,510
Undistributed net investment income                                         470
Accumulated net realized gain
   on investments                                                       557,948
Net unrealized appreciation of investments                              842,745
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                     $4,041,673
================================================================================

+Non-income producing security for the year ended October 31, 2004.

 REIT - Real Estate Investment Trust

See accompanying notes

DELAWARE POOLED TRUST --
THE ALL-CAP GROWTH EQUITY PORTFOLIO
STATEMENT OF NET ASSETS
OCTOBER 31, 2004
                                                             Number      Market
                                                          of Shares       Value
--------------------------------------------------------------------------------

   COMMON STOCK - 91.85%
   BANKING & FINANCE - 15.33%
  +Affiliated Managers Group                                2,100     $  117,264
  +AmeriTrade Holding                                      15,200        197,904
  +CapitalSource                                            7,800        174,720
   City National                                              400         27,560
  +E Trade Financial                                        6,000         77,400
   Eaton Vance                                              4,300        187,566
   Lehman Brothers Holdings                                 1,000         82,150
   Northern Trust                                           1,100         46,794
   Westcorp                                                 3,000        119,760
                                                                      ----------
                                                                       1,031,118
                                                                      ----------
   BASIC INDUSTRY & CAPITAL GOODS - 4.58%
   duPont (E.I.) deNemours                                  3,600        154,332
   Great Lakes Chemical                                     3,200         81,984
  +Mettler-Toledo International                             1,500         71,850
                                                                      ----------
                                                                         308,166
                                                                      ----------
   BUSINESS SERVICES - 7.74%
  +Accenture                                                2,600         62,946
  +Educate                                                  3,200         38,528
  +Fisher Scientific International                          1,800        103,248
  +Huron Consulting Group                                   3,800         74,100
   Manpower                                                 2,300        104,075
  +United Rentals                                           8,900        137,505
                                                                      ----------
                                                                         520,402
                                                                      ----------
   CONSUMER DURABLES - 0.01%
+#*EOS International Restricted                            52,000            520
                                                                      ----------
                                                                             520
                                                                      ----------
   CONSUMER NON-DURABLES - 7.58%
  +Bed Bath & Beyond                                        2,600        106,054
   PETsMART                                                 3,300        105,534
   Staples                                                  6,300        187,362
  +Williams-Sonoma                                          2,900        110,693
                                                                      ----------
                                                                         509,643
                                                                      ----------
   CONSUMER SERVICES - 9.18%
  +ASK Jeeves                                               3,200         82,496
   Marriott International Class A                           3,100        168,919
  +Mediacom Communications                                 15,000         98,250
   Royal Caribbean Cruises                                  3,600        167,760
   Starwood Hotels &
     Resorts Worldwide                                      2,100        100,233
                                                                      ----------
                                                                         617,658
                                                                      ----------

                                   2004 Annual Report o Delaware Pooled Trust 57

                                                           Number      Market
                                                        of Shares       Value
--------------------------------------------------------------------------------

 HEALTHCARE & PHARMACEUTICALS - 21.63%
+Anthem                                                    2,700      $  217,080
+Conceptus                                                 4,000          34,260
+CV Therapeutics                                           8,500         142,205
+First Horizon Pharmaceutical                              5,700         140,106
 GlaxoSmithKline ADR                                       3,500         148,400
+Invitrogen                                                1,500          86,850
+MannKind                                                  3,300          57,816
 Medicis Pharmaceutical
   Class A                                                 2,600         105,742
+Nektar Therapeutics                                       6,700          96,547
+Pain Therapeutics                                        11,800          82,010
 Pfizer                                                    6,400         185,280
+Protein Design Labs                                       8,300         158,945
                                                                      ----------
                                                                       1,455,241
                                                                      ----------
 INSURANCE - 5.15%
 PartnerRe                                                 3,900         226,785
 Radian Group                                              2,500         119,825
                                                                      ----------
                                                                         346,610
                                                                      ----------
 TECHNOLOGY - 19.17%
+Amdocs                                                    2,600          65,390
 Analog Devices                                            2,900         116,754
+ASML Holding N.V                                          6,500          92,625
 Certegy                                                   2,600          91,910
+Cisco Systems                                             5,300         101,813
+Convera                                                   6,000          24,900
+Corning                                                   6,300          72,135
+EMC                                                      12,700         163,449
 Henry (Jack) & Associates                                 7,000         130,480
+Mercury Interactive                                       4,300         186,749
+Micrel                                                    4,600          51,658
+Network Appliance                                         3,800          92,986
+Red Hat                                                   7,700          98,868
                                                                      ----------
                                                                       1,289,717
                                                                      ----------
 TRANSPORTATION - 1.48%
+Marten Transport                                          5,450          99,789
                                                                      ----------
                                                                          99,789
                                                                      ----------
--------------------------------------------------------------------------------
 TOTAL COMMON STOCK
 (COST $5,476,896)                                                     6,178,864
================================================================================

                                                        Principal       Market
                                                           Amount        Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 8.27 %
With BNP Paribas 1.77%
   11/1/04 (dated 10/29/04,
   to be repurchased at
   $288,042, collateralized by
   $296,000 U.S. Treasury
   Bills due 3/24/05,
   market value $293,740)                                $288,000   $   288,000
With UBS Warburg 1.77%
   11/1/04 (dated 10/29/04,
   to be repurchased at
   $268,040, collateralized by
   $46,000 U.S. Treasury
   Notes 1.625% due
   10/31/05, market value
   $46,315, $92,000 U.S.
   Treasury Notes 1.875%
   due 11/30/05, market
   value $92,761 and
   $125,000 U.S. Treasury
   Notes 6.50% due
   10/15/06, market
   value $134,583)                                        268,000       268,000
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
(COST $556,000)                                                         556,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 100.12%
(COST $6,032,896)                                                     6,734,864
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
   OTHER ASSETS - (0.12%)                                                (8,053)
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 1,356,858
   SHARES OUTSTANDING; EQUIVALENT
   TO $4.96 PER SHARE - 100.00%                                      $6,726,811
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2004:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                               $13,006,165
Accumulated net realized loss
   on investments                                                    (6,981,322)
Net unrealized appreciation
   of investments                                                       701,968
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                     $6,726,811
================================================================================

+Non-income producing security for the year ended October 31, 2004.
#Restricted security - Investment in a security not registered under the Securities Act of 1933. This security has certain restrictions on resale which may limit its liquidity. At October 31, 2004, the aggregate amount of restricted securities equals $520 or 0.01% of the Portfolio's net assets.
*The security is being fair valued in accordance with the Portfolio's fair valuation policy. See Note #1 in "Notes to Financial Statements." At October 31, 2004, one security was fair valued which represented 0.01% of the Portfolio's net assets.

 ADR - American Depositary Receipts

See accompanying notes

58 Delaware Pooled Trust o 2004 Annual Report

DELAWARE POOLED TRUST -- THE MID-CAP GROWTH EQUITY PORTFOLIO
STATEMENT OF NET ASSETS
OCTOBER 31, 2004

                                                           Number      Market
                                                        of Shares       Value
--------------------------------------------------------------------------------

 COMMON STOCK - 91.72%
 BANKING & FINANCE - 19.71%
+Affiliated Managers Group                                 5,900      $  329,456
+AmeriTrade Holdings                                      39,300         511,686
+CapitalSource                                            20,600         461,440
 Cullen/Frost Bankers                                      8,800         431,200
+E Trade Financial                                        28,800         371,520
 Eaton Vance                                               8,700         379,494
 Lehman Brothers Holdings                                  4,100         336,815
 National Financial Partners                               9,500         292,030
 Sovereign Bancorp                                        17,300         374,545
                                                                      ----------
                                                                       3,488,186
                                                                      ----------
 BASIC INDUSTRY & CAPITAL GOODS - 2.35%
+Mettler Toledo International                              8,700         416,730
                                                                      ----------
                                                                         416,730
                                                                      ----------
 BUSINESS SERVICES - 5.60%
+Dun & Bradstreet                                          3,000         169,680
+Fisher Scientific International                           4,500         258,120
 Manpower                                                  6,100         276,025
 Robert Half International                                10,800         286,524
                                                                      ----------
                                                                         990,349
                                                                      ----------
 CONSUMER NON-DURABLES - 11.61%
 Michaels Stores                                           6,000         174,600
 Nordstrom                                                10,100         436,118
 Staples                                                  13,200         392,568
+Starbucks                                                14,100         745,608
+Williams-Sonoma                                           8,000         305,360
                                                                      ----------
                                                                       2,054,254
                                                                      ----------
 CONSUMER SERVICES - 9.25%
 Marriott International Class A                            7,700         419,573
 Royal Caribbean Cruises                                  10,800         503,280
 Starwood Hotels & Resorts
   Worldwide                                               7,900         377,067
+XM Satellite Radio Holdings
   Class A                                                10,400         336,128
                                                                      ----------
                                                                       1,636,048
                                                                      ----------
 HEALTHCARE & PHARMACEUTICALS - 15.79%
+Amylin Pharmaceuticals                                   12,400         264,120
+Anthem                                                    5,800         466,320
+Barr Pharmaceuticals                                      7,950         299,318

                                                        Number          Market
                                                     of Shares           Value
--------------------------------------------------------------------------------

+Caremark Rx                                            8,900         $  266,733
+Express Scripts Class A                                5,500            352,000
+Gilead Sciences                                        8,300            287,429
+INAMED                                                 2,800            148,820
+Invitrogen                                             5,300            306,870
+Neurocrine Biosciences                                 4,400            204,820
+Par Pharmaceutical                                     5,000            197,250
                                                                      ----------
                                                                       2,793,680
                                                                      ----------
 INSURANCE - 3.48%
 PartnerRe                                             10,600            616,390
                                                                      ----------
                                                                         616,390
                                                                      ----------
 REAL ESTATE - 3.20%
 American Financial
   Realty Trust                                        38,500            565,950
                                                                      ----------
                                                                         565,950
                                                                      ----------
 TECHNOLOGY - 18.57%
+Amdocs                                                 6,100            153,415
+ASML Holdings                                         23,200            330,600
 Certegy                                                7,800            275,730
+Citrix Systems                                        14,200            342,646
+Lam Research                                          16,800            437,304
 Linear Technology                                     10,200            386,376
+Mercury Interactive                                   11,800            512,474
+Network Appliance                                     13,300            325,451
+PMC - Sierra                                          20,800            213,408
+Red Hat                                               24,100            309,444
                                                                      ----------
                                                                       3,286,848
                                                                      ----------
 TRANSPORTATION - 2.16%
 Expeditors International
   Washington                                           6,700            382,570
                                                                      ----------
                                                                         382,570
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCK
(COST $14,638,756)                                                    16,231,005
================================================================================

                                   2004 Annual Report o Delaware Pooled Trust 59

                                                        Principal      Market
                                                           Amount       Value
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 8.42%
With BNP Paribas 1.77%
   11/1/04 (dated 10/29/04,
   to be repurchased at
   $771,614, collateralized by
   $793,500 U.S. Treasury
   Bills due 3/24/05, market
   value $787,181)                                       $771,500   $   771,500
With UBS Warburg 1.77%
   11/1/04 (dated 10/29/04,
   to be repurchased at
   $718,606, collateralized by
   $123,900 U.S. Treasury
   Notes 1.625% due 10/31/05,
   market value $124,117,
   $247,800 U.S. Treasury
   Notes 1.875% due 11/30/05,
   market value $248,585 and
   $334,900 U.S. Treasury
   Notes 6.50% due
   10/15/06, market
   value $360,663)                                        718,500       718,500
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
(COST $1,490,000)                                                     1,490,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 100.14%
(COST $16,128,756)                                                   17,721,005
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
   OTHER ASSETS - (0.14%)                                               (24,982)
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 5,149,754
   SHARES OUTSTANDING; EQUIVALENT
   TO $3.44 PER SHARE - 100.00%                                     $17,696,023
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2004:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                               $15,536,785
Accumulated net realized gain
   on investments                                                       566,989
Net unrealized appreciation
   of investments                                                     1,592,249
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    $17,696,023
================================================================================

 +Non-income producing security for the year ended October 31, 2004.

See accompanying notes

DELAWARE POOLED TRUST --
THE SMALL-CAP GROWTH EQUITY PORTFOLIO
STATEMENT OF NET ASSETS
OCTOBER 31, 2004
                                                          Number       Market
                                                       of Shares        Value
--------------------------------------------------------------------------------

 COMMON STOCK - 93.34%
 BANKING & FINANCE - 8.45%
+CapitalSource                                           30,700      $   687,680
 City National                                           24,100        1,660,490
 Cullen/Frost Bankers                                    45,500        2,229,500
 Downey Financial                                        25,500        1,409,130
 First Niagara Financial Group                           41,564          579,402
 Sovereign Bancorp                                       39,700          859,505
 Webster Financial                                       24,600        1,175,880
 Westcorp                                                13,100          522,952
                                                                      ----------
                                                                       9,124,539
                                                                      ----------
 BASIC INDUSTRY/CAPITAL GOODS - 4.52%
+Mettler-Toledo International                            41,700        1,997,430
 MSC Industrial Direct Class A                           59,681        2,037,509
+Paxar                                                   38,700          853,335
                                                                      ----------
                                                                       4,888,274
                                                                      ----------
 BUSINESS SERVICES - 10.86%
+Advisory Board                                          51,900        1,690,902
+Bright Horizons Family
   Solutions                                             26,853        1,699,795
+Digital Insight                                         35,100          549,666
+Fisher Scientific International                         34,700        1,990,392
+Monster Worldwide                                       72,000        2,019,600
+Resources Connection                                    36,900        1,549,062
+SIRVA                                                   61,400        1,473,600
+Standard Parking                                        33,700          434,393
+United Rentals                                          21,000          324,450
                                                                      ----------
                                                                      11,731,860
                                                                      ----------
 CONSUMER DURABLES - 1.45%
 Gentex                                                  47,300        1,561,373
                                                                      ----------
                                                                       1,561,373
                                                                      ----------
 CONSUMER NON-DURABLES - 9.85%
+Carter's                                                47,400        1,491,204
+Coach                                                   84,392        3,935,199
+Conn's                                                  15,400          235,928
+Cost Plus                                               39,246        1,267,646
+Peet's Coffee & Tea                                     25,900          660,191
 PETsMART                                                95,500        3,054,090
                                                                      ----------
                                                                      10,644,258
                                                                      ----------
 CONSUMER SERVICES - 15.90%
+ASK Jeeves                                              50,600        1,304,468
 Cash America International                              63,600        1,609,080

60 Delaware Pooled Trust o 2004 Annual Report

                                                          Number        Market
                                                       of Shares         Value
--------------------------------------------------------------------------------

+Cheesecake Factory                                       37,749     $ 1,638,684
 Four Seasons Hotels                                      29,200       1,974,504
+Getty Images                                             33,571       1,985,053
 Gray Television Class B                                  47,900         636,112
+Kerzner International                                    18,600         943,392
+LIN TV Class A                                           78,100       1,419,858
+Mediacom Communications                                 104,167         682,294
+Sonic                                                    63,575       1,731,147
+West                                                     35,663       1,002,844
+Wynn Resorts                                             38,800       2,256,220
                                                                     -----------
                                                                      17,183,656
                                                                     -----------
 HEALTHCARE & PHARMACEUTICALS - 17.91%
+Abgenix                                                  38,600         351,646
+Align Technology                                         87,400         906,775
+Amylin Pharmaceuticals                                   69,500       1,480,350
+Atherogenics                                             11,100         332,334
+Conceptus                                                56,500         483,923
+Coventry Health Care                                     22,200         907,980
+Digene                                                   44,700       1,124,205
+Exelixis                                                 70,800         630,120
+INAMED                                                   13,100         696,265
+Inspire Pharmaceuticals                                  65,841       1,031,070
+Martek Biosciences                                       10,800         508,205
 Medicis Pharmaceutical
   Class A                                                38,100       1,549,527
+MGI Pharma                                               52,300       1,394,841
+Nektar Therapeutics                                     112,068       1,614,900
+Neurocrine Biosciences                                   26,000       1,210,300
+Protein Design Labs                                     131,600       2,520,139
+Telik                                                    62,400       1,151,280
+United Therapeutics                                      46,500       1,453,590
                                                                     -----------
                                                                      19,347,450
                                                                     -----------
 INSURANCE - 4.07%
 Delphi Financial Group Class A                           14,250         582,398
 IPC Holdings                                             25,800       1,043,868
 PartnerRe                                                47,600       2,767,940
                                                                     -----------
                                                                       4,394,206
                                                                     -----------
 TECHNOLOGY - 16.86%
+Akamai Technologies                                      79,900       1,106,615
+AMIS Holdings                                            50,900         773,680
+CheckFree                                                38,400       1,190,400
+Cymer                                                    60,700       1,731,164
+Foundry Networks                                         87,700       1,063,801
 Henry (Jack) & Associates                                93,030       1,734,079
+Integrated Circuit Systems                               56,000       1,262,800
+Micrel                                                   97,271       1,092,353
+NAVTEQ                                                   34,900       1,406,819
+Opsware                                                 133,200         720,612
+PalmOne                                                  49,800       1,442,706

                                                         Number        Market
                                                      of Shares         Value
--------------------------------------------------------------------------------

+Power Integrations                                     48,800       $ 1,044,320
+Skyworks Solutions                                    212,700         1,890,903
+Take-Two Interactive Software                          16,700           550,432
+Tekelec                                                54,005         1,205,392
                                                                     -----------
                                                                      18,216,076
                                                                     -----------
 TRANSPORTATION - 3.47%
 Hunt (J.B.) Transport                                  51,200         2,092,032
 UTI Worldwide                                          25,500         1,657,500
                                                                     -----------
                                                                       3,749,532
                                                                     -----------
--------------------------------------------------------------------------------
 TOTAL COMMON STOCK
 (COST $78,353,857)                                                  100,841,224
================================================================================

                                                       Principal
                                                          Amount
--------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS - 6.28%
 With BNP Paribas 1.77%
   11/1/04 (dated 10/29/04,
   to be repurchased at
   $3,515,518, collateralized
   by $3,616,000 U.S.
   Treasury Bills due
   3/24/05,  market
   value $3,586,690)                                   $3,515,000      3,515,000
 With UBS Warburg 1.77%
   11/1/04 (dated 10/29/04,
   to be repurchased at
   $3,274,483, collateralized
   by $564,000 U.S.
   Treasury Notes 1.625%
   due 10/31/05, market
   value $565,523,
   $1,129,000 U.S. Treasury
   Notes 1.875% due
   11/30/05, market
   value $1,132,647 and
   $1,526,000 U.S.
   Treasury Notes 6.50%
   due 10/15/06,
   market value $1,643,318)                             3,274,000      3,274,000
--------------------------------------------------------------------------------
 TOTAL REPURCHASE AGREEMENTS
 (COST $6,789,000)                                                     6,789,000
================================================================================

                                   2004 Annual Report o Delaware Pooled Trust 61

--------------------------------------------------------------------------------
 TOTAL MARKET VALUE OF SECURITIES - 99.62%
 (COST $85,142,857)                                                $107,630,224
================================================================================
--------------------------------------------------------------------------------
 RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 0.38%                                           412,867
================================================================================
--------------------------------------------------------------------------------
 NET ASSETS APPLICABLE TO
   7,555,670 SHARES OUTSTANDING;
   EQUIVALENT TO $14.30
   PER SHARE - 100.00%                                             $108,043,091
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2004:
--------------------------------------------------------------------------------
 Shares of beneficial interest
   (unlimited authorization - no par)                              $101,274,804
 Accumulated net realized loss
   on investments                                                   (15,719,080)
 Net unrealized appreciation
   of investments                                                    22,487,367
--------------------------------------------------------------------------------
 Total net assets                                                  $108,043,091
================================================================================

+Non-income producing security for the year ended October 31, 2004.

See accompanying notes

DELAWARE POOLED TRUST --
THE SMALL-CAP GROWTH II EQUITY PORTFOLIO
STATEMENT OF NET ASSETS
OCTOBER 31, 2004
                                                             Number      Market
                                                          of Shares       Value
--------------------------------------------------------------------------------

 COMMON STOCK - 95.00%
 BANKING & FINANCE - 13.22%
 Brookline Bancorp                                          1,300       $ 20,137
+CapitalSource                                              2,200         49,280
 Downey Financial                                             800         44,208
 Glacier Bancorp                                              300          9,495
 Greenhill                                                    100          2,249
+iPayment                                                     800         35,848
+Silicon Valley Bancshares                                  1,000         40,010
 Westcorp                                                   1,300         51,896
+World Acceptance                                             300          7,020
                                                                        --------
                                                                         260,143
                                                                        --------
 BASIC INDUSTRY/CAPITAL GOODS - 3.43%
 Engineered Support Systems                                   500         24,020
+Rofin-Sinar Technologies                                     600         17,982
+Varian                                                       700         25,536
                                                                        --------
                                                                          67,538
                                                                        --------
 BUSINESS SERVICES - 7.62%
+Advisory Board                                             1,300         42,354
+Charles River Associates                                   1,000         40,180
+Corillian                                                  5,900         29,028
 Gevity HR                                                    900         16,029
+Navigant Consulting                                          900         22,383
                                                                        --------
                                                                         149,974
                                                                        --------
 CONSUMER NON-DURABLES - 16.12%
+America's Car-Mart                                           500         17,265
+Build-A-Bear Workshop                                        800         19,528
+Carter's                                                     400         12,584
+Coach                                                      1,200         55,956
+Cost Plus                                                    500         16,150
+Guitar Center                                                600         26,778
+Hibbett Sporting Goods                                     1,700         38,012
+PC Mall                                                      400          6,170
+Tractor Supply                                               500         18,140
+Urban Outfitters                                           2,600        106,600
                                                                        --------
                                                                         317,183
                                                                        --------
 CONSUMER SERVICES - 12.36%
+ASK Jeeves                                                   900         23,202
+Audible                                                      400          8,228
+Cheesecake Factory                                           600         26,046
+First Cash Financial Services                              1,400         33,012
 Four Seasons Hotels                                          400         27,048
+iVillage                                                   3,600         18,450

62 Delaware Pooled Trust o 2004 Annual Report

                                                             Number      Market
                                                          of Shares       Value
--------------------------------------------------------------------------------

+LIN TV Class A                                             2,000       $ 36,360
+Mediacom Communications                                    3,500         22,925
+RARE Hospitality International                               600         16,626
+Sonic                                                      1,150         31,315
                                                                        --------
                                                                         243,212
                                                                        --------
 HEALTHCARE & PHARMACEUTICALS - 21.51%
+Align Technology                                           2,300         23,863
+Conceptus                                                  1,200         10,278
+CV Theraputics                                             2,700         45,171
+Digene                                                       800         20,120
+Dyax                                                       2,200         12,628
+Immucor                                                    1,300         40,105
+Isolagen                                                   2,300         15,663
 Medicis Pharmaceutical Class A                               800         32,536
+MGI Pharma                                                 1,100         29,337
+Nektar Therapeutics                                        2,500         36,025
+North American Scientific                                  2,400         12,264
+Pain Therapeutics                                          3,100         21,545
+POZEN                                                      2,300         20,148
+Protein Design Labs                                        2,400         45,959
+Rigel Pharmaceuticals                                        300          7,200
+Transkaryotic Therapies                                    1,300         22,503
+United Therapeutics                                          900         28,134
                                                                        --------
                                                                         423,479
                                                                        --------
 INSURANCE - 1.76%
 Delphi Financial Group Class A                               600         24,522
 Hub International Limited                                    600         10,212
                                                                        --------
                                                                          34,734
                                                                        --------
 REIT - 0.41%
 RAIT Investment Trust                                        300          8,013
                                                                        --------
                                                                           8,013
                                                                        --------
 TECHNOLOGY - 16.96%
+Agile Software                                             3,700         31,598
+Akamai Technologies                                        1,700         23,545
+Cymer                                                        900         25,668
+Interwoven                                                 1,800         16,326
+Manhattan Associates                                       1,100         22,627
+MatrixOne                                                  4,700         26,790
+Merix                                                      1,400         14,420
+Netegrity                                                  2,600         27,690
+O2Micro International                                      3,000         36,480
+Power Integrations                                         1,100         23,540
+Skyworks Solutions                                         3,900         34,671
+SupportSoft                                                2,500         12,675
+Tessera Technologies                                       1,000         27,930
+Transaction Systems
  Architects Class A                                          600          9,837
                                                                        --------
                                                                         333,797
                                                                        --------

                                                             Number      Market
                                                          of Shares       Value
--------------------------------------------------------------------------------

 TRANSPORTATION & SHIPPING - 1.61%
+Knight Transportation                                      1,350     $  31,712
                                                                      ---------
                                                                         31,712
                                                                      ---------
--------------------------------------------------------------------------------
 TOTAL COMMON STOCK
 (COST $1,841,180)                                                    1,869,785
================================================================================

                                                         Principal
                                                            Amount
--------------------------------------------------------------------------------

 FEDERAL AGENCY (DISCOUNT NOTE) - 3.05%
*Fannie Mae 1.74% 11/1/04                                 $60,000        60,000
--------------------------------------------------------------------------------
 TOTAL FEDERAL AGENCY (DISCOUNT NOTE)
 (COST $60,000)                                                          60,000
================================================================================
--------------------------------------------------------------------------------
 TOTAL MARKET VALUE OF SECURITIES - 98.05%
 (COST $1,901,180)                                                    1,929,785
================================================================================
--------------------------------------------------------------------------------
 RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 1.95%                                            38,317
================================================================================
--------------------------------------------------------------------------------
 NET ASSETS APPLICABLE TO 235,295
   SHARES OUTSTANDING;
   EQUIVALENT TO $8.36
   PER SHARE - 100.00%                                               $1,968,102
================================================================================
--------------------------------------------------------------------------------
 COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2004:
--------------------------------------------------------------------------------
 Shares of beneficial interest
   (unlimited authorization - no par)                                $1,991,381
 Accumulated net realized loss
   on investments                                                       (51,884)
 Net unrealized appreciation
   of investments                                                        28,605
--------------------------------------------------------------------------------
 TOTAL NET ASSETS                                                    $1,968,102
================================================================================

*Zero coupon bond. The rate shown is the yield at the time of purchase. +Non-income producing security for the year ended October 31, 2004.

 REIT - Real Estate Investment Trust

See accompanying notes

                                   2004 Annual Report o Delaware Pooled Trust 63

DELAWARE POOLED TRUST -- THE REAL ESTATE INVESTMENT TRUST PORTFOLIO II
STATEMENT OF NET ASSETS
OCTOBER 31, 2004
                                                          Number       Market
                                                       of Shares        Value
--------------------------------------------------------------------------------

  COMMON STOCK - 93.66%
  DIVERSIFIED REITS - 5.06%
  Vornado Realty Trust                                   41,100       $2,761,920
                                                                      ----------
                                                                       2,761,920
                                                                      ----------
  HEALTHCARE REITS - 1.84%
 #Medical Properties
    of America 144A                                      33,900          339,000
  Nationwide Health Properties                           29,600          668,072
                                                                      ----------
                                                                       1,007,072
                                                                      ----------
  HOTEL REITS - 4.62%
 +Eagle Hospitality Properties
    Trust                                                31,600          300,200
  Hersha Hospitality Trust                               64,700          603,004
 +Host Marriott                                          35,900          522,345
  LaSalle Hotel Properties                               38,300        1,099,976
                                                                      ----------
                                                                       2,525,525
                                                                      ----------
  INDUSTRIAL REITs - 6.70%
  AMB Property                                           23,480          880,500
  First Potomac Realty Trust                             16,700          337,674
  ProLogis                                               62,600        2,440,148
                                                                      ----------
                                                                       3,658,322
                                                                      ----------
  MALL REITs - 14.53%
  CBL & Associates Properties                            21,700        1,422,435
  General Growth Properties                              64,600        2,131,154
  Mills                                                  24,800        1,375,160
  Simon Property Group                                   51,670        3,013,394
                                                                      ----------
                                                                       7,942,143
                                                                      ----------
  MANUFACTURED HOUSING REITs - 1.25%
  Sun Communities                                        17,540          681,780
                                                                      ----------
                                                                         681,780
                                                                      ----------
  MORTGAGE REITs - 4.32%
 #Fieldstone Investments
  Corporate 144A                                         46,100          795,225
+#KKR Financial 144A                                     69,200          712,760
  New Century Financial                                   3,100          170,965
 +Saxon Capital                                          19,700          378,240
  Sunset Financial Resources                             28,000          301,000
                                                                      ----------
                                                                       2,358,190
                                                                      ----------

                                                           Number       Market
                                                        of Shares        Value
--------------------------------------------------------------------------------

MULTIFAMILY REITS - 11.61%
BRE Properties Class A                                    40,100     $ 1,599,990
Camden Property Trust                                     15,400         699,160
Equity Residential                                        49,800       1,660,830
Home Properties                                           19,000         781,850
United Dominion Realty Trust                              76,100       1,604,188
                                                                     -----------
                                                                       6,346,018
                                                                     -----------
OFFICE REITs - 21.70%
Alexandria Real Estate Equities                           21,100       1,393,655
American Financial Realty Trust                           73,600       1,081,920
Brandywine Realty Trust                                   41,900       1,232,698
CarrAmerica Realty                                        62,390       2,010,830
Equity Office Properties Trust                           105,411       2,964,156
Prentiss Properties Trust                                 51,175       1,841,277
SL Green Realty                                           24,280       1,331,030
                                                                     -----------
                                                                      11,855,566
                                                                     -----------
OFFICE/INDUSTRIAL REITs - 8.16%
Duke Realty                                               47,740       1,627,934
Liberty Property Trust                                    24,233         982,648
Reckson Associates Realty                                 60,830       1,846,191
                                                                     -----------
                                                                       4,456,773
                                                                     -----------
REAL ESTATE OPERATING COMPANIES - 2.72%
Starwood Hotels & Resorts
  Worldwide                                               31,100       1,484,403
                                                                     -----------
                                                                       1,484,403
                                                                     -----------
RETAIL STRIP CENTERS REITs - 10.76%
Developers Diversified Realty                             33,600       1,404,480
Federal Realty Investment
  Trust                                                   29,900       1,418,755
Kite Realty Group Trust                                   62,300         822,360
Ramco-Gershenson Properties                               36,300         980,100
Regency Centers                                           25,600       1,250,816
                                                                     -----------
                                                                       5,876,511
                                                                     -----------
SELF-STORAGE REITs - 0.39%
Extra Space Storage                                       15,600         216,216
                                                                     -----------
                                                                         216,216
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCK
(COST $42,159,919)                                                    51,170,439
================================================================================

64 Delaware Pooled Trust o 2004 Annual Report

                                                           Number       Market
                                                        of Shares        Value
--------------------------------------------------------------------------------

  RIGHTS - 0.01%
+*GGP Subscription Rights                                  6,460      $    4,910
--------------------------------------------------------------------------------
  TOTAL RIGHTS (COST $0)                                                   4,910
================================================================================

                                                       Principal
                                                          Amount
--------------------------------------------------------------------------------

  REPURCHASE AGREEMENTS - 7.62%
  With BNP Paribas 1.77%
    11/1/04 (dated 10/29/04,
    to be repurchased at
    $2,155,318, collateralized
    by $2,217,000 U.S.
    Treasury Bills due
    3/24/05, market
    value $2,198,822)                                   $2,155,000     2,155,000
  With UBS Warburg 1.77%
    11/1/04 (dated 10/29/04,
    to be repurchased at
    $2,007,296, collateralized
    by $346,000 U.S.
    Treasury Notes 1.625%
    due 10/31/05, market
    value $346,694, $692,000
    U.S. Treasury Notes 1.875%
    due 11/30/05, market
    value $694,370 and
    $936,000 U.S. Treasury
    Notes 6.50% due
    10/15/06, market
    value $1,007,437)                                    2,007,000     2,007,000
--------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENTS
  (COST $4,162,000)                                                    4,162,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 101.29%
(COST $46,321,919)                                                  $55,337,349
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
OTHER ASSETS - (1.29%)                                                 (707,377)
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 2,083,844
  SHARES OUTSTANDING;
  EQUIVALENT TO $26.22
  PER SHARE - 100.00%                                               $54,629,972
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2004:
--------------------------------------------------------------------------------
Shares of beneficial interest
  (unlimited authorization - no par)                                $39,564,993
Undistributed net investment income                                     853,991
Accumulated net realized gain
  on investments                                                      5,195,558
Net unrealized appreciation
  of investments                                                      9,015,430
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    $54,629,972
================================================================================

+Non-income producing security for the year ended October 31, 2004.
#Securities exempt from registration under Rule 144A of the Securities Act of
 1933. See Note #12 in "Notes to Financial Statements."
*The security is being fair valued in accordance with the Fund's fair valuation policy. See Note #1 in "Notes to Financial Statements." At October 31, 2004, one security was fair value which represented 0.01% of the Portfolio's net assets.

 REIT - Real Estate Investment Trust

See accompanying notes

                                   2004 Annual Report o Delaware Pooled Trust 65

DELAWARE POOLED TRUST -- THE INTERMEDIATE FIXED INCOME PORTFOLIO
STATEMENT OF NET ASSETS
OCTOBER 31, 2004

                                                         Principal        Market
                                                            Amount         Value
                                                           (U.S.$)       (U.S.$)
--------------------------------------------------------------------------------

 AGENCY ASSET-BACKED SECURITIES - 1.28%
+Fannie Mae Grantor Trust
   Series 2004-T4 A3
   4.42% 8/25/24                                         $ 50,000       $ 50,750
+SLMA Student Loan Trust
   Series 2002-7 A2
   1.92% 6/17/13                                           49,732         49,735
   Series 2004-1 A1
   2.14% 1/26/15                                          131,256        131,355
   Series 2004-5 A2
   2.13% 4/25/14                                           10,000         10,010
--------------------------------------------------------------------------------
 TOTAL AGENCY ASSET-BACKED
   SECURITIES (COST $241,007)                                            241,850
================================================================================

AGENCY COLLATERALIZED MORTGAGE
OBLIGATIONS - 6.23%
Fannie Mae Grantor Trust
 Series 2001-T8 A2
 9.50% 7/25/41                                             36,805         41,582
 Series 2003-T1 A
 3.807% 11/25/12                                           95,275         95,247
Fannie Mae Whole Loan
 Series 2002-W7 A2
 4.80% 3/25/22                                              5,050          5,044
 Series 2003-W14 1A5
 4.71% 9/25/43                                            160,000        161,807
 Series 2004-W9 2A1
 6.50% 2/25/44                                             66,677         70,261
Freddie Mac
+Series 19 F 2.385% 6/1/28                                 31,254         31,225
 Series 1490 CA
 6.50% 4/15/08                                             84,671         87,196
 Series 2480 EH
 6.00% 11/15/31                                            14,611         14,847
 Series 2727 PM
 4.50% 1/15/34                                             70,000         64,193
 Series SF5 GC
 2.95% 12/15/09                                           115,000        112,473
Freddie Mac Structured
 Pass Through Securities
 Series T-56 A2A
 2.842% 7/25/36                                            23,586         23,407
 Series T-58 1A2
 3.108% 5/25/35                                            55,000         54,812
 Series T-58 2A
 6.50% 9/25/43                                             62,084         65,401

                                                          Principal      Market
                                                             Amount       Value
                                                            (U.S.$)     (U.S.$)
--------------------------------------------------------------------------------

GNMA
 Series 2002-61 BA
 4.648% 3/16/26                                          $   95,000   $   97,469
 Series 2002-62 B
 4.763% 1/16/25                                             135,000      139,025
 Series 2004-84 A
 3.624% 5/16/17                                              85,000       85,113
 Vendee Mortgage Trust USDVA
 Series 1993-1 K
 7.25% 4/15/12                                               15,000       15,291
+Series 2000-1 1A
 6.815% 1/15/30                                              14,336       15,080
--------------------------------------------------------------------------------
TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
(COST $1,180,731)                                                      1,179,473
================================================================================

AGENCY MORTGAGE-BACKED SECURITIES - 7.93%
Fannie Mae
+3.895% 12/1/33                                             143,595      146,552
 4.00% 5/1/19                                                19,548       19,218
 5.00% 11/1/33                                               28,199       28,410
 5.00% 1/1/34                                                27,701       27,895
 5.00% 3/1/34                                                51,302       51,270
 5.00% 5/1/34                                                34,402       34,327
 5.50% 5/15/09                                               32,172       33,107
 5.73% 12/1/08                                               36,922       39,322
 6.00% 10/1/33                                               12,899       13,394
 6.50% 4/1/12                                                19,067       20,259
 6.50% 11/15/34 TBA                                          70,000       73,609
 6.765% 1/1/07                                              131,728      138,932
 7.50% 12/1/10                                               12,657       13,194
 7.50% 6/1/31                                                36,782       39,460
 8.00% 10/1/14                                               28,301       29,937
 8.50% 2/1/10                                                27,645       29,813
 8.50% 9/20/10                                               23,427       24,291
 8.50% 5/1/11                                                 9,479       10,258
 8.50% 8/1/12                                                 8,750        9,324
 9.00% 4/1/09                                                13,539       14,394
 9.00% 6/1/09                                                33,171       36,644
 9.50% 4/1/18                                                 3,382        3,825
 11.00% 12/1/15                                               3,476        3,937

66 Delaware Pooled Trust o 2004 Annual Report

                                                          Principal      Market
                                                             Amount       Value
                                                            (U.S.$)     (U.S.$)
--------------------------------------------------------------------------------

Freddie Mac
 3.50% 9/1/18                                          $   27,268     $   26,169
 3.50% 10/1/18                                              4,528          4,345
+3.718% 4/1/34                                             55,000         55,636
+3.737% 4/1/33                                            127,606        131,761
 4.00% 6/1/08                                              19,161         19,377
 4.00% 1/1/09                                              33,405         33,791
 5.00% 9/1/33                                              97,498         98,351
 7.00% 11/1/33                                             36,663         38,966
 8.00% 9/1/07                                              16,918         17,726
 8.25% 10/1/07                                             28,976         30,415
 8.50% 10/1/15                                             19,433         20,969
 9.25% 9/1/08                                               6,645          7,183
GNMA
 5.00% 11/1/34 TBA                                         35,000         35,109
 6.00% 1/15/09                                              9,311          9,780
 6.75% 10/15/07                                           105,519        108,981
 7.50% 2/15/32                                             15,664         16,874
 8.50% 8/15/10                                              4,750          5,050
--------------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(COST $1,500,776) 1,501,855
================================================================================

AGENCY OBLIGATIONS - 2.70%
Fannie Mae
 4.125% 4/15/14                                            65,000         63,529
 4.625% 5/1/13                                             40,000         39,999
 5.125% 1/2/14                                            225,000        231,598
 5.25% 8/1/12                                              35,000         36,662
^5.837% 10/9/19                                           180,000         79,814
Federal Home Loan Bank
 2.75% 12/15/06                                            60,000         59,914
--------------------------------------------------------------------------------
TOTAL AGENCY OBLIGATIONS
(COST $495,748)                                                          511,516
================================================================================

ASSET-BACKED SECURITIES - 8.57%
American Express Credit Account
 Master Trust Series 2004-3 A
 4.35% 12/15/11                                            60,000         61,771
AmeriCredit Automobile
 Receivables Trust Series
 2001-C A4 5.01% 7/14/08                                   75,971         77,328
Ameriquest Mortgage Securities
 Series 2003-5 A2
 2.43% 4/25/33                                              4,553          4,547
Capital One Master Trust
 Series 2002-4A A
 4.90% 3/15/10                                             70,000         73,074
Capital One Multi-Asset
 Execution Trust
 Series 2003-A6 A6
 2.95% 8/17/09                                             70,000         70,074
 Series 2003-C2 C2
 4.32% 4/15/09                                             15,000         15,262

                                                      Principal         Market
                                                        Amount           Value
                                                       (U.S.$)          (U.S.$)
--------------------------------------------------------------------------------

 Chase Funding Mortgage Loan
   Asset-Backed Certificates
   Series 2002-3 1A6
   4.707% 9/25/13                                      $105,000         $106,767
 Citibank Credit Card
   Issuance Trust
   Series 2003-A7
   4.15% 7/7/17                                          45,000           43,420
   Series 2004-A4
   3.20% 8/24/09                                         45,000           44,978
+Countrywide Asset-Backed
   Certificates Series 2004-9
   AF2 3.337% 9/25/23                                    45,000           44,831
 EQCC Home Equity Loan
   Trust Series 1999-2 AF4
   6.753% 8/25/27                                        81,438           83,533
 Honda Automobile
   Receivables Owner Trust
   Series 2004-1 A4
   3.06% 10/21/09                                        10,000            9,975
   Series 2004-2 A4
   3.81% 10/15/09                                        45,000           45,649
 John Deere Owner Trust
   Series 2004-A A4
   3.02% 3/15/11                                        140,000          140,463
 MBNA Credit Card Master
   Note Trust Series 2001-A1
   A1 5.75% 10/15/08                                     63,000           65,846
+MBNA Master Credit Card
   Trust USA Series 1996-B A
   2.13% 8/15/08                                         40,000           40,140
+Merrill Lynch Mortgage
   Investors Series 2004-WMC5
   A2B2 2.31% 7/25/35                                    75,000           75,000
 Mid-State Trust
   Series 11 A1
   4.864% 7/15/38                                        32,977           32,818
   Series 2004-1 A
   6.005% 8/15/37                                         4,777            4,928
 NationsCredit Grantor
   Trust Series 1997-1A
   6.75% 8/15/13                                         70,451           71,831
 Navistar Financial Owner
   Trust Series 2002-B A4
   3.52% 10/15/09                                        55,000           55,344
+Residential Asset
   Mortgage Products
   Series 2004-RZ2 AI3
   4.30% 1/25/31                                         30,000           30,226
 Residential Asset Securities
   Series 1999-KS1 AI8
   6.32% 4/25/30                                        117,662          120,094
   Series 1999-KS4 AI4
   7.22% 6/25/28                                         49,405           51,016

                                   2004 Annual Report o Delaware Pooled Trust 67

                                                          Principal      Market
                                                            Amount       Value
                                                           (U.S.$)      (U.S.$)
--------------------------------------------------------------------------------

#Sharp Series 2003-HE1N
   Note 144A 6.90% 11/25/33                                $ 19,557     $ 19,662
 WFS Financial Owner Trust
   Series 2002-1 A4A
   4.87% 9/20/09                                            180,000      182,993
   Series 2002-2 A4
   4.50% 2/20/10                                             50,000       50,812
--------------------------------------------------------------------------------
 TOTAL ASSET-BACKED SECURITIES
 (COST $1,625,922)                                                     1,622,382
================================================================================

 COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.19%
 Bank of America Commercial
   Mortgage Series 2004-2 A2
   3.52% 11/10/38                                            35,000       34,671
 First Union-Lehman
   Brothers-Bank of America
   Series 1998-C2 A2
   6.56% 11/18/35                                           105,000      114,234
 GMAC Commercial Mortgage
   Securities Series 1998-C2 A2
   6.42% 5/15/35                                            105,000      114,413
+Greenwich Capital
   Commercial Funding
   Series 2004-GG1 A7
   5.317% 6/10/36                                            60,000       62,906
+GS Mortgage Securities
   Series 2004-GG2 A6
   5.396% 8/10/38                                           110,000      115,773
#Hilton Hotel Series 2000
   HLTA A1 144A
   7.055% 10/3/15                                            21,320       23,571
 J.P. Morgan Chase Commercial
   Mortgage Securities
   Series 2002-C1 A3
   5.376% 7/12/37                                            35,000       37,092
   Series 2003-C1 A2
   4.985% 1/12/37                                            40,000       41,321
 Nomura Asset Securities
   Series 1998-D6 A1B
   6.59% 3/15/30                                             55,000       60,235
--------------------------------------------------------------------------------
 TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
 (COST $599,981)                                                         604,216
================================================================================

 CORPORATE BONDS - 37.60%
 AEROSPACE & DEFENSE - 0.24%
 Northrop Grumman
   4.079% 11/16/06                                           45,000       45,820
                                                                        --------
                                                                          45,820
                                                                        --------

                                                        Principal         Market
                                                           Amount          Value
                                                          (U.S.$)        (U.S.$)
--------------------------------------------------------------------------------

 AUTOMOBILES & AUTOMOTIVE PARTS - 0.99%
 General Motors
   7.125% 7/15/13                                        $ 45,000       $ 46,765
   8.375% 7/15/33                                         135,000        140,870
                                                                        --------
                                                                         187,635
                                                                        --------
 BANKING, FINANCE & INSURANCE - 12.92%
 Bear Stearns 4.65% 7/2/18                                 85,000         80,285
#Berkshire Hathaway Finance
   144A 3.40% 7/2/07                                      105,000        105,851
 Compass Bank 6.45% 5/1/09                                  5,000          5,567
 Countrywide Home Loans
  +2.280% 6/2/06                                            5,000          5,023
   3.50% 12/19/05                                          10,000         10,073
 Credit Suisse First Boston
   USA 4.625% 1/15/08                                      20,000         20,721
#Erac USA Finance 144A
   7.35% 6/15/08                                          115,000        129,014
 Ford Motor Credit
   5.625% 10/1/08                                          70,000         72,444
   5.80% 1/12/09                                          165,000        170,380
   7.00% 10/1/13                                          200,000        211,562
 Franklin Resources
   3.70% 4/15/08                                           65,000         65,469
 Frost National Bank
   6.875% 8/1/11                                           15,000         16,867
 General Electric Capital
   5.45% 1/15/13                                           30,000         32,077
 General Motors Acceptance
   6.125% 8/28/07                                          90,000         93,936
   7.25% 3/2/11                                           215,000        228,582
 Goldman Sachs
   5.25% 10/15/13                                          75,000         76,917
 Household Finance
   4.125% 12/15/08                                         90,000         91,449
 J.P. Morgan Chase
   5.125% 9/15/14                                          60,000         61,082
#Liberty Mutual Group
   144A 5.75% 3/15/14                                      55,000         54,002
 M&I Marshall & Ilsley
   Bank 3.95% 8/14/09                                     100,000        100,781
 Marsh & McLennan
   5.375% 3/15/07                                          65,000         66,495
 Morgan Stanley
   4.75% 4/1/14                                            30,000         29,444
   5.30% 3/1/13                                            25,000         26,001
 National Rural Utilities
   Cooperative Finance
   3.875% 2/15/08                                         155,000        156,854
 Popular North America
   4.25% 4/1/08                                            55,000         56,321

68 Delaware Pooled Trust o 2004 Annual Report

                                                       Principal        Market
                                                        Amount           Value
                                                        (U.S.$)         (U.S.$)
--------------------------------------------------------------------------------

+#Premium Asset Trust 144A
   1.96% 2/6/06                                      $   40,000       $   40,025
  Prudential Financial
   4.104% 11/15/06                                       40,000           40,754
 +RBS Capital Trust I
   4.709% 12/29/49                                      130,000          127,413
  Regions Financial
   6.375% 5/15/12                                       110,000          123,069
 #TIAA Global Markets 144A
   2.75% 1/13/06                                         10,000            9,974
  Union Bank Switzerland
   7.25% 7/15/06                                         70,000           75,219
  US Bank National
   Association 6.375% 8/1/11                             55,000           61,749
                                                                      ----------
                                                                       2,445,400
                                                                      ----------
  BUILDINGS & MATERIALS - 0.06%
  York International
   6.625% 8/15/06                                        10,000           10,568
                                                                      ----------
                                                                          10,568
                                                                      ----------
  CABLE, MEDIA & PUBLISHING - 2.36%
  InterActiveCorp
   6.75% 11/15/05                                       175,000          181,758
  Liberty Media
   3.50% 9/25/06                                         50,000           50,072
  Time Warner
   8.18% 8/15/07                                        115,000          129,488
  Time Warner Entertainment
   8.375% 3/15/23                                        70,000           85,930
                                                                      ----------
                                                                         447,248
                                                                      ----------
  CHEMICALS - 0.13%
  Lubrizol 4.625% 10/1/09                                25,000           25,272
                                                                      ----------
                                                                          25,272
                                                                      ----------
  COMPUTERS & TECHNOLOGY - 0.58%
  Dell 6.55% 4/15/08                                    100,000          110,236
                                                                      ----------
                                                                         110,236
                                                                      ----------
  Consumer Products - 0.37%
 #Fortune Brands 144A
   7.125% 11/1/04                                        70,000           70,000
                                                                      ----------
                                                                          70,000
                                                                      ----------
  ENERGY - 3.07%
  Duke Capital
   4.331% 11/16/06                                       45,000           45,847
  Enterprise Products
   Operating 144A
  #4.00% 10/15/07                                        45,000           45,386
  #4.625% 10/15/09                                       40,000           40,457

                                                        Principal         Market
                                                           Amount          Value
                                                          (U.S.$)        (U.S.$)
--------------------------------------------------------------------------------

Halliburton Company
   5.50% 10/15/10                                        $100,000       $105,876
USX
   9.125% 1/15/13                                          35,000         45,268
   9.375% 2/15/12                                          15,000         19,512
Valero Energy
   6.125% 4/15/07                                         125,000        133,580
Valero Logistics
   Operations 6.05% 3/15/13                               135,000        145,015
                                                                        --------
                                                                         580,941
                                                                        --------
FOOD, BEVERAGE & TOBACCO - 2.52%
Archer-Daniels-Midland
   8.125% 6/1/12                                           50,000         62,170
Kraft Foods
   4.00% 10/1/08                                           85,000         86,026
   5.625% 11/1/11                                          55,000         58,687
Nabisco 6.85% 6/15/05                                      45,000         46,128
Universal 6.50% 2/15/06                                    70,000         73,074
UST 6.625% 7/15/12                                         90,000        101,837
Wendy's International
   6.25% 11/15/11                                          45,000         49,984
                                                                        --------
                                                                         477,906
                                                                        --------
HEALTHCARE & PHARMACEUTICALS - 1.15%
Caremark Rx 7.375% 10/1/06                                 30,000         32,138
Medco Health Solutions
   7.25% 8/15/13                                          135,000        150,222
Wyeth 5.50% 2/1/14                                         35,000         35,928
                                                                        --------
                                                                         218,288
                                                                        --------
INDUSTRIAL MACHINERY - 0.49%
Johnson Controls
   5.00% 11/15/06                                          90,000         93,589
                                                                        --------
                                                                          93,589
                                                                        --------
METALS & MINING - 0.32%
Barrick Gold Finance
   7.50% 5/1/07                                            55,000         60,480
                                                                        --------
                                                                          60,480
                                                                        --------
MISCELLANEOUS - 0.50%
General Electric
   5.00% 2/1/13                                            90,000         93,449
                                                                        --------
                                                                          93,449
                                                                        --------
REAL ESTATE - 0.29%
Developers Diversified
   Realty 4.625% 8/1/10                                    55,000         55,211
                                                                        --------
                                                                          55,211
                                                                        --------

                                   2004 Annual Report o Delaware Pooled Trust 69

                                                        Principal         Market
                                                           Amount          Value
                                                          (U.S.$)        (U.S.$)
--------------------------------------------------------------------------------

 RETAIL - 2.59%
 CVS 3.875% 11/1/07                                     $105,000        $106,836
#CVS 144A 4.00% 9/15/09                                   50,000          50,295
#Home Depot 144A
   3.75% 9/15/09                                         115,000         115,328
 Lowe's 7.50% 12/15/05                                    25,000          26,359
#May Department Stores
   144A 3.95% 7/15/07                                     80,000          80,877
 Target
   5.875% 3/1/12                                          95,000         104,377
   5.95% 5/15/06                                           5,000           5,256
                                                                        --------
                                                                         489,328
                                                                        --------
 TELECOMMUNICATIONS - 3.67%
 BellSouth 4.20% 9/15/09                                  65,000          65,696
 Motorola 4.608% 11/16/07                                 90,000          92,739
 SBC Communications
   4.125% 9/15/09                                         60,000          60,366
   5.10% 9/15/14                                          85,000          85,756
 Sprint Capital
   4.78% 8/17/06                                          40,000          41,137
   6.375% 5/1/09                                          60,000          65,951
   8.375% 3/15/12                                        115,000         141,339
 Verizon Wireless Capital
   5.375% 12/15/06                                       135,000         141,569
                                                                        --------
                                                                         694,553
                                                                        --------
 TRANSPORTATION & SHIPPING - 0.32%
 American Airlines
   6.817% 11/23/12                                         5,000           4,462
 Continental Airlines
   6.503% 6/15/11                                         60,000          56,316
                                                                        --------
                                                                          60,778
                                                                        --------
 UTILITIES - 5.03%
 Avista 7.75% 1/1/07                                      90,000          97,959
 Consolidated Edison
   3.625% 8/1/08                                          70,000          69,949
 Detroit Edison
   5.05% 10/1/05                                          95,000          97,099
 Dominion Resources
   7.195% 9/15/14                                         35,000          40,674
 Exelon Generation
   6.95% 6/15/11                                          65,000          74,125
 FPL Group Capital
   3.25% 4/11/06                                         140,000         141,001
 Pacific Gas & Electric
   3.60% 3/1/09                                           75,000          74,537
 Peco Energy
   3.50% 5/1/08                                           45,000          45,140

                                                        Principal         Market
                                                           Amount          Value
                                                          (U.S.$)        (U.S.$)
--------------------------------------------------------------------------------

 #Power Contract Financing
   144A 5.20% 2/1/06                                   $ 53,199         $ 53,954
  Progress Energy
   6.75% 3/1/06                                         120,000          125,874
  Southern Capital Funding
   5.30% 2/1/07                                          70,000           74,090
  TXU Energy 7.00% 3/15/13                               50,000           56,860
                                                                        --------
                                                                         951,262
                                                                        --------
--------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (COST $6,993,197)                                                    7,117,964
================================================================================

  FOREIGN BONDS - 5.66%
  AUSTRALIA - 0.67%
  Apache Finance
   7.00% 3/15/09                                        105,000          120,375
 #SingTel Optus Finance
   144A 8.125% 6/15/09                                    5,000            5,823
                                                                        --------
                                                                         126,198
                                                                        --------
  BERMUDA - 0.70%
+#Oil Insurance 144A
   5.15% 8/15/33                                        130,000          132,832
                                                                        --------
                                                                         132,832
                                                                        --------
  CANADA - 0.92%
  Thomson
   5.25% 8/15/13                                         50,000           52,198
   5.75% 2/1/08                                         115,000          122,882
                                                                        --------
                                                                         175,080
                                                                        --------
  CAYMAN ISLANDS - 1.77%
 #Mizuho Finance Group 144A
   5.79% 4/15/14                                        250,000          260,611
+#STRIPs III Series 03-1A 144A
   3.308% 3/24/18                                        75,811           75,046
                                                                        --------
                                                                         335,657
                                                                        --------
  LUXEMBOURG - 0.45%
 #Telecom Italia Capital 144A
   4.00% 1/15/10                                         85,000           84,307
                                                                        --------
                                                                          84,307
                                                                        --------
  MEXICO - 0.37%
  Telefonos de Mexico
   4.50% 11/19/08                                        70,000           70,792
                                                                        --------
                                                                          70,792
                                                                        --------
  NETHERLANDS - 0.28%
  Telefonica Europe
   7.35% 9/15/05                                         50,000           52,057
                                                                        --------
                                                                          52,057
                                                                        --------

70 Delaware Pooled Trust o 2004 Annual Report

                                                        Principal         Market
                                                           Amount          Value
                                                          (U.S.$)        (U.S.$)
--------------------------------------------------------------------------------

 UNITED KINGDOM - 0.50%
 Vodafone Group
   5.375% 1/30/15                                        $ 90,000     $   94,334
                                                                      ----------
                                                                          94,334
                                                                      ----------
--------------------------------------------------------------------------------
 TOTAL FOREIGN BONDS
 (COST $1,061,492)                                                     1,071,257
================================================================================

 MUNICIPAL BONDS - 1.94%
 California State
   5.25% 7/1/13                                            65,000         73,937
 California State Economic
   Recovery 5.00% 7/1/06                                   60,000         63,081
 Colorado Department of
   Transportation Revenue
   5.00% 12/15/12 (FGIC)                                   80,000         89,557
   5.00% 12/15/13 (FGIC)                                  125,000        139,931
--------------------------------------------------------------------------------
 TOTAL MUNICIPAL BONDS
 (COST $358,573)                                                         366,506
================================================================================

 NON-AGENCY COLLATERALIZED MORTGAGE
 OBLIGATIONS - 10.87%
 Bank of America Alternative
   Loan Trust
   Series 2003-10 2A1
   6.00% 12/25/33                                          87,492         90,014
   Series 2004-2 1A1
   6.00% 3/25/34                                           72,676         75,460
   Series 2004-10 1A1
   6.00% 11/25/34                                          20,000         20,244
 Bank of America Funding
   Corporation
   Series 2004-3 2A1
   4.75% 9/25/19                                           74,178         74,378
   Series 2004-3 2A2
   5.00% 9/25/19                                           64,288         64,969
+Bank of America Mortgage
   Securities
   Series 2003-D 1A2
   3.428% 5/25/33                                           5,986          5,998
   Series 2003-I 2A4
   3.828% 10/25/33                                         95,000         95,121
   Series 2004-A 1A1
   3.475% 2/25/34                                          42,637         42,558
   Series 2004-E 1A1
   3.541% 6/25/34                                          67,593         67,557
   Series 2004-G 2A6
   4.657% 8/25/34                                          65,000         66,535
+Countrywide Home Loans
   Series 2001-HYB2 3A1
   5.484% 9/19/31                                          29,872         29,910
   Series 2003-21 A1
   4.142% 5/25/33                                          19,502         19,509

                                                       Principal        Market
                                                         Amount          Value
                                                        (U.S.$)         (U.S.$)
--------------------------------------------------------------------------------

 Countrywide Home Loan
   Mortgage Pass Through Trust
  +Series 2003-56 3A7B
   4.71% 12/25/33                                      $ 55,000         $ 54,782
   Series 2004-J6 3A1
   5.00% 8/25/19                                         67,916           68,411
 Credit Suisse First Boston
   Mortgage Securities
   Series 2002-34 1A1
   7.50% 12/25/32                                        30,545           31,894
   Series 2003-23 6A1
   6.50% 9/25/33                                         51,702           53,043
   Series 2003-29 5A1
   7.00% 12/25/33                                        65,367           68,495
   Series 2004-1 3A1
   7.00% 2/25/34                                         37,076           38,776
+Deutsche Mortgage
   Securities Series 2004-4 1A2
   4.01% 4/25/34                                         40,000           40,263
 First Horizon Asset Securities
   Series 2003-5 1A17
   8.00% 7/25/33                                         16,421           17,256
  +Series 2004-AR5 4A1
   5.710% 10/25/34                                       68,084           69,901
   Series 2004-6 2A1
   5.00% 10/25/19                                        49,782           50,185
#GSMPS Mortgage Loan
   Trust Series 1998-3 A
   144A 7.75% 9/19/27                                    58,694           63,737
 GSR Mortgage Loan Trust
   Series 2004-2F 9A1
   6.00% 9/25/19                                         78,547           81,447
+Master Adjustable Rate
   Mortgages Trust Series
   2003-6 1A2
   3.048% 12/25/33                                       70,000           69,674
 Master Alternative Loans
   Trust Series 2003-9 1A1
   5.50% 12/25/18                                        59,746           62,329
 Nomura Asset Acceptance
   Series 2004-AP1 A2
   3.238% 3/25/34                                       130,000          129,660
  +Series 2004-AP2 A2
   4.099% 7/25/34                                        40,000           40,185
 Residential Asset Mortgage
   Products Series 2004-SL1 A3
   7.00% 11/25/31                                        55,848           57,875
 Structured Asset Securities
  +Series 2002-22H 1A
   7.00% 11/25/32                                        19,689           20,405
   Series 2004-12H 1A
   6.00% 5/25/34                                         55,251           56,935

                                   2004 Annual Report o Delaware Pooled Trust 71

                                                        Principal        Market
                                                           Amount         Value
                                                          (U.S.$)       (U.S.$)
--------------------------------------------------------------------------------

+#Summit Mortgage Trust
   Series 2002-1 B2 144A
   6.138% 6/28/16                                        $  3,923        $ 3,935
 +Washington Mutual
   Series 2003-AR4 A7
   3.95% 5/25/33                                           47,671         47,535
   Series 2003-AR9 1A7
   4.061% 9/25/33                                          47,894         47,962
 +Wells Fargo Mortgage
   Backed Securities Trust
   Series 2003-K 2A5
   4.522% 11/25/33                                         55,000         53,900
   Series 2003-M A1
   4.742% 12/25/33                                         92,859         92,424
   Series 2004-I 1A1
   3.393% 7/25/34                                          44,327         44,304
   Series 2004-O A1
   4.946% 8/25/34                                          39,049         39,071
--------------------------------------------------------------------------------
  TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
  (COST $2,045,645)                                                    2,056,637
================================================================================
  U.S. TREASURY OBLIGATIONS -10.93%
  U.S. Treasury Inflation Index Notes
   0.875% 4/15/10                                         140,038        139,740
  *2.00% 1/15/14                                          235,879        244,586
   2.00% 7/15/14                                          135,717        140,446
   2.375% 1/15/25                                          45,239         47,338
   3.00% 7/15/12                                          121,202        135,727
  U.S. Treasury Notes
   2.50% 9/30/06                                          375,000        374,810
   3.375% 9/15/09                                          25,000         25,111
   3.375% 10/15/09                                         30,000         30,124
   3.50% 8/15/09                                           45,000         45,480
   4.25% 8/15/14                                          870,000        885,634
--------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (COST $2,048,675)                                                    2,068,996
================================================================================

                                                          Number
                                                        of Shares
--------------------------------------------------------------------------------

  PREFERRED STOCKS - 0.25%
 #Centaur 144A 9.08%                                           15         19,697
  Nexen 7.35%                                               1,050         27,300
--------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS
  (COST $42,276)                                                          46,997
================================================================================

                                                        Principal        Market
                                                           Amount         Value
                                                          (U.S.$)       (U.S.$)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 2.50%
With BNP Paribas 1.77%
   11/1/04 (dated 10/29/04, to
   be repurchased at $245,436,
   collateralized by $252,400
   U.S. Treasury Bills due
   3/24/05, market
   value $250,419)                                       $245,400      $245,400
With UBS Warburg 1.77%
   11/1/04 (dated 10/29/04,
   to be repurchased at
   $228,634, collateralized by
   $39,400 U.S. Treasury
   Notes 1.625% due 10/31/05,
   market value $39,484,
   $78,800 U.S. Treasury
   Notes 1.875% due 11/30/05,
   market value $79,080 and
   $106,500 U.S. Treasury
   Notes 6.50% due 10/15/06,
   market value $114,734)                                 228,600       228,600
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
(COST $474,000)                                                         474,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 99.65%
(COST $18,668,023)                                                   18,863,649
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
NET OF LIABILITIES - 0.35%                                               66,247
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 1,835,683
   SHARES OUTSTANDING; EQUIVALENT
   TO $10.31 PER SHARE - 100.00%                                    $18,929,896
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2004:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                               $18,943,527
Undistributed net investment income                                         662
Accumulated net realized loss on investments                           (223,877)
Net unrealized appreciation of investments                              209,584
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    $18,929,896
================================================================================

#Securities exempt from registration under rule 144A of the Securities Act of
 1933. See Note #12 in "Notes to Financial Statements."
+Variable Rate Notes-The interest rate shown is the rate at October 31, 2004. ^Zero coupon bond. The interest rate shown is yield at the time of purchase. *Fully or partially pledged as collateral for financial futures contracts.

Summary of Abbreviations:
FGIC - Insured by the Federal Guaranty Insurance Company
GMAC - General Motors Acceptance Corporation
GNMA - Government National Mortgage Association
SLMA - Student Loan Marketing Association
REIT - Real Estate Investment Trust
TBA - To Be Announced
USDVA - United States Department of Veteran Affairs.

See accompanying notes

72 Delaware Pooled Trust o 2004 Annual Report

DELAWARE POOLED TRUST -- THE CORE FOCUS FIXED INCOME PORTFOLIO
STATEMENT OF NET ASSETS
OCTOBER 31, 2004

                                                         Principal        Market
                                                            Amount         Value
                                                           (U.S.$)       (U.S.$)
--------------------------------------------------------------------------------

 AGENCY COLLATERALIZED MORTGAGE
 OBLIGATIONS - 0.72%
 Fannie Mae Grantor Trust
   Series 2001-T8 A2
   9.50% 7/25/41                                         $   10,038   $   11,341
   Series 2002-T4 A3
   7.50% 12/25/41                                             9,345       10,143
 Fannie Mae Series 1996-46 ZA
   7.50% 11/25/26                                             4,351        4,666
 Fannie Mae Whole Loan
   2003-W14 1A5
   4.71% 9/25/43                                             10,000       10,113
 Freddie Mac Structure Pass
   Through Securities Series
   T-58 2A 6.50% 9/25/43                                      3,652        3,847
--------------------------------------------------------------------------------
 TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
 (COST $40,092)                                                           40,110
================================================================================

 AGENCY MORTGAGE-BACKED SECURITIES - 36.09%
 Fannie Mae
   4.50% 7/1/19                                              24,721       24,821
   4.50% 11/1/19 TBA                                        120,000      120,338
   5.00% 11/1/19 TBA                                        210,000      214,331
   5.00% 3/1/34                                              13,992       13,983
   5.00% 8/1/34                                              19,948       20,066
   5.00% 11/1/34 TBA                                        235,000      234,192
   5.50% 11/1/19 TBA                                        215,000      222,659
   5.50% 3/1/29                                               4,875        4,984
   5.50% 11/1/34 TBA                                        505,000      514,311
   5.73% 12/1/08                                              4,615        4,915
   6.00% 11/1/34 TBA                                        195,000      202,191
   6.50% 11/15/34 TBA                                       210,000      220,828
   6.765% 1/1/07                                              4,542        4,791
   7.00% 11/1/34 TBA                                         80,000       84,950
   7.50% 4/1/32                                              13,358       14,313
   7.50% 11/1/34 TBA                                         70,000       74,966
*Freddie Mac
   3.718% 4/1/34                                              5,000        5,058
 GNMA 5.00% 11/1/34 TBA                                      45,000       45,141
--------------------------------------------------------------------------------
 TOTAL AGENCY MORTGAGE-BACKED SECURITIES
 (COST $2,021,912)                                                     2,026,838
================================================================================

                                                         Principal        Market
                                                            Amount         Value
                                                           (U.S.$)       (U.S.$)
--------------------------------------------------------------------------------

 AGENCY OBLIGATIONS - 7.42%
 Fannie Mae
   2.375% 2/15/07                                       $260,000        $257,310
   3.375% 12/15/08                                         5,000           4,993
   4.625% 5/1/13                                          45,000          44,998
   5.125% 1/2/14                                          55,000          56,613
   5.25% 8/1/12                                           25,000          26,187
  ^5.64% 10/9/19                                          60,000          26,605
--------------------------------------------------------------------------------
 TOTAL AGENCY OBLIGATIONS
 (COST $415,639)                                                         416,706
================================================================================

 ASSET-BACKED SECURITIES - 3.46%
 American Express Credit
   Account Master Trust Series
   2004-3 A 4.35% 12/15/11                                 5,000           5,148
 AmeriCredit Automobile
   Receivables Trust
   Series 2001-D A4
   4.41% 11/12/08                                          9,535           9,637
 Capital One Master Trust
   Series 2002-4A A
   4.90% 3/15/10                                           5,000           5,220
 Capital One Multi-Asset
   Execution Trust
   Series 2003-A4 A4
   3.65% 7/15/11                                          20,000          20,035
 Citibank Credit Card
   Issuance Trust
   Series 2002-A1 A1
   4.95% 2/9/09                                           50,000          52,124
   Series 2004-A4 A4
   3.20% 8/24/09                                           5,000           4,998
*Countrywide Asset-Backed
   Certificates Series 2004-9 AF2
   3.337% 9/25/23                                          5,000           4,981
*Fannie Mae Grantor Trust
   Series 2004-T4 A3
   4.42% 8/25/24                                           5,000           5,075
 MBNA Credit Card Master
   Note Trust
   Series 2001-A1 A1
   5.75% 10/15/08                                         30,000          31,355
 Mid-State Trust
   Series 2004-1 A
   6.005% 8/15/37                                          9,554           9,856


                                   2004 Annual Report o Delaware Pooled Trust 73

                                                          Principal       Market
                                                             Amount        Value
                                                            (U.S.$)      (U.S.$)
--------------------------------------------------------------------------------

  Peco Energy Transition
    Trust Series 1999-A A6
    6.05% 3/1/09                                           $ 15,000     $ 15,767
 *Residential Asset Mortgage
    Products Series 2004-RZ2 AI3
    4.30% 1/25/31                                            25,000       25,188
^^Westo Financial Securities
    Financial Owner Trust
    Series 2002-2 A4
    4.50% 2/20/10                                             5,000        5,081
--------------------------------------------------------------------------------
  TOTAL ASSET-BACKED SECURITIES
  (COST $193,883)                                                        194,465
================================================================================

  COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.05%
  Banc of America Commercial
    Mortgage Series 2004-2 A2
    3.52% 11/10/38                                           10,000        9,906
  First Union-Lehman Brothers-
    Bank of America
    Series 1998-C2 A2
    6.56% 11/18/35                                           15,000       16,319
  GMAC Commercial Mortgage
    Securities Series 1998-C2 A2
    6.42% 5/15/35                                            15,000       16,345
 *GS Mortgage Securities
    Series 2004-GG2 A6
    5.396% 8/10/38                                           30,000       31,575
 #Hilton Hotel Pool Trust
    Series 2000 HLTA A1 144A
    7.055% 10/3/15                                           17,767       19,642
  J.P. Morgan Chase Commercial
    Mortgage Securities Series
    2003-C1 A2 4.985% 1/12/37                                10,000       10,330
  Nomura Asset Securities
    Series 1998-D6 A1B
    6.59% 3/15/30                                            10,000       10,952
--------------------------------------------------------------------------------
  TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
  (COST $114,712)                                           115,069
================================================================================

  CORPORATE BONDS - 24.36%
  AEROSPACE & Defense - 0.27%
  Northrop Grumman
    4.079% 11/16/06                                          15,000       15,273
                                                                         -------
                                                                          15,273
                                                                         -------
  AIRLINES - 0.50%
  American Airlines
    6.817% 5/23/11                                            5,000        4,462
  Continental Airlines
   6.503% 6/15/11                                            25,000       23,465
                                                                         -------
                                                                          27,927
                                                                         -------

                                                        Principal       Market
                                                          Amount         Value
                                                         (U.S.$)        (U.S.$)
--------------------------------------------------------------------------------

  AUTOMOBILES & AUTOMOTIVE PARTS - 2.25%
  America Axle & Manufacturing
   5.25% 2/11/14                                         $ 10,000       $  9,682
  Ford Motor 7.45% 7/16/31                                 50,000         48,833
  General Motors
   7.125% 7/15/13                                          10,000         10,392
   8.375% 7/15/33                                          55,000         57,391
                                                                        --------
                                                                         126,298
                                                                        --------
  BANKING, FINANCE & INSURANCE - 4.86%
  Bear Stearns 4.65% 7/2/18                                15,000         14,168
  Citigroup 5.875% 2/22/33                                 25,000         25,414
  Credit Suisse First Boston USA
   6.125% 11/15/11                                          5,000          5,494
 #Erac USA Finance 144A
   7.35% 6/15/08                                           25,000         28,046
  Ford Motor Credit
   5.625% 10/1/08                                           5,000          5,175
   7.00% 10/1/13                                           10,000         10,578
  GMAC
   6.125% 8/28/07                                          10,000         10,437
   7.25% 3/2/11                                            10,000         10,632
  Goldman Sachs
   6.345% 2/15/34                                          25,000         25,564
  Household Finance
   4.125% 12/15/08                                         15,000         15,242
  J.P. Morgan Chase
   5.125% 9/15/14                                           5,000          5,090
  Marsh & McLennan
   5.375% 3/15/07                                          20,000         20,460
  Morgan Stanley
   4.75% 4/1/14                                            10,000          9,815
 #Nationwide Mutual Insurance
   144A 7.875% 4/1/33                                       5,000          5,874
  Popular North America
   4.25% 4/1/08                                            15,000         15,360
  Popular North America
   Capital Trust I
   6.564% 9/15/34                                          15,000         15,487
  Prudential Financial
   4.104% 11/15/06                                          5,000          5,094
*#Rabobank Capital
   Funding II 144A
   5.26% 12/29/49                                          20,000         20,551
 *RBS Capital Trust I
   4.709% 12/29/49                                         25,000         24,502
                                                                        --------
                                                                         272,983
                                                                        --------
74 Delaware Pooled Trust o 2004 Annual Report

                                                          Principal       Market
                                                             Amount        Value
                                                            (U.S.$)      (U.S.$)
--------------------------------------------------------------------------------

 CABLE, MEDIA & PUBLISHING - 1.13%
 InterActiveCorp
   6.75% 11/15/05                                        $ 15,000       $ 15,579
 Liberty Media 3.50% 9/25/06                               20,000         20,029
 Time Warner 8.18% 8/15/07                                 25,000         28,150
                                                                        --------
                                                                          63,758
                                                                        --------
 CHEMICALS - 0.54%
 Lubrizol
   4.625% 10/1/09                                          15,000         15,163
   6.50% 10/1/34                                           15,000         15,168
                                                                        --------
                                                                          30,331
                                                                        --------
 DIVERSIFIED MANUFACTURING - 0.37%
 General Electric 5.00% 2/1/13                             20,000         20,767
                                                                        --------
                                                                          20,767
                                                                        --------
 ENERGY - 2.73%
 Buckeye Partners
   5.30% 10/15/14                                          10,000         10,205
 Duke Capital 4.331% 11/16/06                              15,000         15,282
#Enterprise Products
   Operating 144A
   4.00% 10/15/07                                          15,000         15,129
   4.625% 10/15/09                                         15,000         15,171
 Halliburton 5.50% 10/15/10                                25,000         26,469
 Kinder Morgan Energy
   7.75% 3/15/32                                           10,000         12,067
 Valero Logistics Operations
   6.05% 3/15/13                                           55,000         59,080
                                                                        --------
                                                                         153,403
                                                                        --------
 FOOD, BEVERAGE & TOBACCO - 1.13%
 Kraft Foods
   4.00% 10/1/08                                           15,000         15,181
   5.625% 11/1/11                                          15,000         16,006
 Nabisco 6.85% 6/15/05                                     15,000         15,376
 UST 6.625% 7/15/12                                        15,000         16,972
                                                                        --------
                                                                          63,535
                                                                        --------
 HEALTHCARE & PHARMACEUTICALS - 2.53%
 Boston Scientific
   5.45% 6/15/14                                           25,000         26,327
 Caremark Rx 7.375% 10/1/06                                 5,000          5,356
 Medco Health Solutions
   7.25% 8/15/13                                           65,000         72,330
 Schering-Plough
   6.50% 12/1/33                                           25,000         27,587
 Wyeth 5.50% 2/1/14                                        10,000         10,265
                                                                        --------
                                                                         141,865
                                                                        --------

                                                          Principal       Market
                                                             Amount        Value
                                                            (U.S.$)      (U.S.$)
--------------------------------------------------------------------------------

 REAL ESTATE - 0.36%
 Developers Diversified Realty
   4.625% 8/1/10                                    $   20,000        $   20,077
                                                                      ----------
                                                                          20,077
                                                                      ----------
 RETAIL - 1.56%
#CVS 144A 4.00% 9/15/09                                 15,000            15,088
 Lowe's 7.50% 12/15/05                                  20,000            21,087
#May Department Stores 144A
   3.95% 7/15/07                                        25,000            25,274
 Safeway 6.15% 3/1/06                                   20,000            20,838
 Wendy's International
   6.35% 12/15/05                                        5,000             5,184
                                                                      ----------
                                                                          87,471
                                                                      ----------
 TELECOMMUNICATIONS - 3.27%
 AT&T Wireless 8.75% 3/1/31                             25,000            33,666
 BellSouth 4.20% 9/15/09                                15,000            15,161
 Motorola 4.608% 11/16/07                               25,000            25,761
 SBC Communications
   4.125% 9/15/09                                       10,000            10,061
   5.10% 9/15/14                                        15,000            15,133
   6.15% 9/15/34                                        10,000            10,137
 Sprint Capital
   4.78% 8/17/06                                        10,000            10,284
   8.375% 3/15/12                                       20,000            24,581
   8.75% 3/15/32                                        10,000            13,143
 Verizon Wireless Capital
   5.375% 12/15/06                                      25,000            26,216
                                                                      ----------
                                                                         184,143
                                                                      ----------
 UTILITIES - 2.86%
 Atmos Energy 4.00% 10/15/09                            15,000            14,956
 Detroit Edison 5.05% 10/1/05                           15,000            15,331
 Dominion Resources
   7.195% 9/15/14                                       10,000            11,621
 Exelon Generation
   6.95% 6/15/11                                        15,000            17,106
 FPL Group Capital
   3.25% 4/11/06                                        15,000            15,107
#Power Contract Financing 144A
   6.256% 2/1/10                                        25,000            26,193
 Southern California Edison
   6.00% 1/15/34                                        20,000            21,202
 Southern Capital Funding
   5.30% 2/1/07                                         10,000            10,584
 TXU Energy 7.00% 3/15/13                               25,000            28,431
                                                                      ----------
                                                                         160,531
                                                                      ----------
--------------------------------------------------------------------------------
 TOTAL CORPORATE BONDS
 (COST $1,350,700)                                                     1,368,362
================================================================================

                                   2004 Annual Report o Delaware Pooled Trust 75

                                                        Principal       Market
                                                          Amount         Value
                                                         (U.S.$)        (U.S.$)
--------------------------------------------------------------------------------

  FOREIGN BONDS - 2.68%
  BERMUDA - 0.72%
*#Oil Insurance 144A
   5.15% 8/15/33                                         $ 25,000       $ 25,544
  Weatherford International
   4.95% 10/15/13                                          15,000         15,156
                                                                        --------
                                                                          40,700
                                                                        --------
  CANADA - 0.57%
 #Canadian Oil Sands
   144A 4.80% 8/10/09                                       5,000          5,114
  Thomson 5.75% 2/1/08                                     25,000         26,714
                                                                        --------
                                                                          31,828
                                                                        --------
  LUXEMBOURG - 0.26%
 #Telecom Italia Capital
   144A 4.00% 1/15/10                                      15,000         14,878
                                                                        --------
                                                                          14,878
                                                                        --------
  MEXICO - 0.45%
  Telefonos de Mexico
   4.50% 11/19/08                                          25,000         25,283
                                                                        --------
                                                                          25,283
                                                                        --------
  NORWAY - 0.21%
  Norsk Hydro 6.70% 1/15/18                                10,000         11,539
                                                                        --------
                                                                          11,539
                                                                        --------
  UNITED KINGDOM - 0.47%
  Vodafone Group
   5.375% 1/30/15                                          25,000         26,204
                                                                        --------
                                                                          26,204
                                                                        --------
--------------------------------------------------------------------------------
  TOTAL FOREIGN BONDS
  (COST $149,002)                                                        150,432
================================================================================

MUNICIPAL BONDS - 1.23%
California State 5.00% 2/1/33                               5,000          5,106
Colorado Department of
   Transportation Revenue
   5.00% 12/15/13 (FGIC)                                   15,000         16,792
Fulton County 5.25% 1/1/35                                  5,000          5,293
Metropolitan Washington
   District of Columbia Airport
   Authority System Series B
   5.00% 10/1/34 (FSA) (AMT)                               10,000         10,137
New Jersey Economic Development
   Authority Cigarette Tax
   5.75% 6/15/29                                            5,000          5,133
New York Sales Tax Asset Receivables
   5.25% 10/15/27 (AMBAC)                                  15,000         16,138

                                                          Principal       Market
                                                             Amount        Value
                                                            (U.S.$)      (U.S.$)
--------------------------------------------------------------------------------

 Puerto Rico Public Buildings
   Authority Revenue Series I
   5.25% 7/1/33                                               $10,000    $10,478
--------------------------------------------------------------------------------
 TOTAL MUNICIPAL BONDS
 (COST $67,362)                                                           69,077
================================================================================

 NON-AGENCY COLLATERALIZED MORTGAGE
 OBLIGATIONS - 1.79%
 Bank of America Alternative
   Loan Trust Series 2004-10 1A1
   6.00% 11/25/34                                              10,000     10,122
 Banc of America Funding
   Corporation
   Series 2004-3 2A1
   4.75% 9/25/19                                               19,781     19,834
   Series 2004-3 2A2
   5.00% 9/25/19                                                4,945      4,998
*Bank of America
   Mortgage Securities
   Series 2004-A 1A1
   3.475% 2/25/34                                               9,839      9,821
   Series 2004-G 2A6
   4.657% 8/25/34                                               5,000      5,118
 Countrywide Home Loan
   Mortgage Pass Through
   Trust Series 2004-J6 3A1
   5.00% 8/25/19                                                9,702      9,773
 First Horizon Asset Securities
   Series 2004-6 2A1
   5.00% 10/25/19                                               4,978      5,019
 Prime Mortgage Trust
   Series 2004-CL1 1A1
   6.00% 2/25/34                                                5,610      5,727
 Structured Asset Securities
   Series 2004-12H 1A
   6.00% 5/25/34                                                9,208      9,489
 Washington Mutual
   Series 2004-CB3 1A
   6.00% 10/25/34                                               9,757     10,183
   Series 2004-CB3 4A
   6.00% 10/25/19                                               9,813     10,310
--------------------------------------------------------------------------------
 TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
 (COST $100,082)                                                         100,394
================================================================================

U.S. TREASURY OBLIGATIONS - 20.27%
U.S. Treasury Inflation Index Notes
   0.875% 4/15/10                                              30,008     29,944
   1.875% 7/15/13                                              15,476     15,933
   2.00% 1/15/14                                               15,383     15,951
   2.00% 7/15/14                                               65,345     67,622
   2.375% 1/15/25                                              15,080     15,779
   3.00% 7/15/12                                               21,079     23,605

76 Delaware Pooled Trust o 2004 Annual Report

                                                     Principal           Market
                                                        Amount            Value
                                                       (U.S.$)          (U.S.$)
--------------------------------------------------------------------------------

U.S. Treasury Notes
  2.50% 9/30/06                                      $  265,000       $  264,866
  2.75% 8/15/07                                           5,000            4,999
  3.375% 10/15/09                                       500,000          502,071
  4.25% 8/15/14                                         125,000          127,246
  5.375% 2/15/31                                         65,000           70,619
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $1,134,513)                                                      1,138,635
================================================================================

                                                          Number
                                                        of Shares
--------------------------------------------------------------------------------

 PREFERRED STOCK - 0.23%
#Centaur Funding 144A 9.08%                                  10           13,131
--------------------------------------------------------------------------------
 TOTAL PREFERRED STOCK
 (COST $12,711)                                                           13,131
================================================================================

                                                      Principal
                                                         Amount
--------------------------------------------------------------------------------

 FEDERAL AGENCY (DISCOUNT NOTE) - 34.54%
^Fannie Mae 1.70% 11/1/04                            $1,940,000        1,940,000
--------------------------------------------------------------------------------
 TOTAL FEDERAL AGENCY (DISCOUNT NOTE)
 (COST $1,940,000)                                                     1,940,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 134.84%
(COST $7,540,608)                                                    $7,573,219
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
OTHER ASSETS** - (34.84%)                                            (1,956,794)
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 634,615
   SHARES OUTSTANDING;
   EQUIVALENT TO $8.85
   PER SHARE - 100.00%                                               $5,616,425
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2004:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                                $5,522,014
Undistributed net investment income                                      23,732
Accumulated net realized gain
   on investments                                                        38,068
Net unrealized appreciation of investments                               32,611
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                     $5,616,425
================================================================================

 *Variable Rate Notes - The rate shown is the rate as of October 31, 2004. **Of this amount $2,772,149 represents payables for securities purchased as of
  October 31, 2004.
 ^Zero coupon bond. The rate shown is the yield at the time of purchase. ^^Step coupon bond.
 #Securities exempt from registration under Rule 144A of the Securities Act of 1933. See Note #12 in "Notes to Financial Statements."

  AMBAC - Insured by the AMBAC Assurance Corporation
  AMT - Subject to Alternative Minimum Tax
  FGIC - Insured by the Financial Guaranty Insurance Company
  FSA - Insured by Financial Security Assurance
  GMAC - General Motors Acceptance Corporation
  GNMA - Government National Mortgage Association
  TBA - To be announced

See accompanying notes

                                   2004 Annual Report o Delaware Pooled Trust 77

DELAWARE POOLED TRUST -- THE HIGH YIELD BOND PORTFOLIO
STATEMENT OF NET ASSETS
OCTOBER 31, 2004


                                                          Principal       Market
                                                             Amount        Value
                                                            (U.S.$)      (U.S.$)
--------------------------------------------------------------------------------

  CORPORATE BONDS - 79.49%
  AEROSPACE & DEFENSE - 0.41%
  Armor Holdings
   8.25% 8/15/13                                           $10,000       $11,050
                                                                         -------
                                                                          11,050
                                                                         -------
  AIRLINES - 0.14%
  Delta Air Lines
   7.779% 5/18/07                                            5,000         3,751
                                                                         -------
                                                                           3,751
                                                                         -------
  AUTOMOBILES & AUTOMOTIVE PARTS - 2.00%
 ^Advanced Accessory Holdings
   13.25% 12/15/11                                          60,000        21,900
  Advanced Accessory Systems
   10.75% 6/15/11                                           10,000         9,150
  Aearo 8.25% 4/15/12                                        5,000         5,200
 #Collins & Aikman Products
   144A 12.875% 8/15/12                                     20,000        17,400
++Venture Holdings Trust
   12.00% 6/1/09                                            65,000           406
                                                                         -------
                                                                          54,056
                                                                         -------
  BANKING, FINANCE & INSURANCE - 1.35%
 #E Trade Financial
   144A 8.00% 6/15/11                                       25,000        26,500
 #Farmers Exchange Capital
   144A 7.20% 7/15/48                                       10,000        10,047
                                                                         -------
                                                                          36,547
                                                                         -------
  BUILDING & MATERIALS - 2.71%
  Foster Wheeler
   10.359% 9/15/11                                          22,500        23,850
  Interline Brands
   11.50% 5/15/11                                           35,000        39,025
 #Lone Star Industries 144A
   8.85% 6/15/05                                            10,000        10,273
                                                                         -------
                                                                          73,148
                                                                         -------
  BUSINESS SERVICES - 1.01%
  Adesa 7.625% 6/15/12                                      15,000        15,750
  Brickman Group
   11.75% 12/15/09                                           5,000         5,800
  Corrections Corporation
   of America
   9.875% 5/1/09                                             5,000         5,650
                                                                         -------
                                                                          27,200
                                                                         -------

                                                          Principal       Market
                                                             Amount        Value
                                                            (U.S.$)      (U.S.$)
--------------------------------------------------------------------------------

  CABLE, MEDIA & PUBLISHING - 12.88%
++Adelphia Communications
   8.125% 7/15/03                                        $ 25,000       $ 21,250
  American Media Operation
   10.25% 5/1/09                                           10,000         10,575
 #Atlantic Broadband
   Finance 144A
   9.375% 1/15/14                                           5,000          4,706
  Avalon Cable
   11.875% 12/1/08                                         22,057         23,215
  Charter Communications Holdings
   10.75% 10/1/09                                          35,000         29,750
  ^12.125% 1/15/12                                         40,000         23,700
  CSC Holdings
   7.875% 12/15/07                                         15,000         16,237
   10.50% 5/15/16                                          30,000         34,425
  Dex Media Finance West
   9.875% 8/15/13                                          10,000         11,875
  Insight Midwest
   10.50% 11/1/10                                          40,000         44,499
  Lodgenet Entertainment
   9.50% 6/15/13                                           20,000         21,950
  Mediacom Broadband
   11.00% 7/15/13                                          10,000         10,800
  Mediacom LLC
   8.50% 4/15/08                                           15,000         15,488
  PEI Holdings
   11.00% 3/15/10                                          25,000         29,156
 #Sheridan Acquisition 144A
   10.25% 8/15/11                                          10,000         10,900
 #Warner Music Group 144A
   7.375% 4/15/14                                          20,000         20,650
  XM Satellite Radio
   12.00% 6/15/10                                          16,000         18,920
                                                                        --------
                                                                         348,096
                                                                        --------
  CHEMICALS - 5.59%
*#Borden US Finance/Nova Scotia
   144A 6.82% 7/15/10                                      10,000         10,475
 #Huntsman 144A
   11.50% 7/15/12                                          25,000         28,250
  Huntsman International
   10.125% 7/1/09                                          50,000         52,750
  Lyondell Chemical
   9.875% 5/1/07                                            4,000          4,250
  Nalco 8.875% 11/15/13 25,000 27,531
++Solutia 6.72% 10/15/37 30,000 19,050
   Witco 6.875% 2/1/26                                     10,000          8,900
                                                                        --------
                                                                         151,206
                                                                        --------

78 Delaware Pooled Trust o 2004 Annual Report

                                                          Principal       Market
                                                             Amount        Value
                                                            (U.S.$)      (U.S.$)
--------------------------------------------------------------------------------

  COMPUTERS & TECHNOLOGY - 0.47%
  Stratus Technologies
   10.375% 12/1/08                                        $15,000        $12,825
                                                                        --------
                                                                          12,825
                                                                        --------

  CONSUMER PRODUCTS - 0.40%
 #Ames True Temper 144A
   10.00% 7/15/12                                          10,000         10,750
                                                                        --------
                                                                          10,750
                                                                        --------
  ELECTRONICS & ELECTRICAL EQUIPMENT - 0.93%
 #Advanced Micro 144A
   7.75% 11/1/12                                           25,000         25,188
                                                                        --------
                                                                          25,188
                                                                        --------
  ENERGY - 3.69%
 #Dynegy Holdings 144A
   10.125% 7/15/13                                         25,000         29,249
  El Paso Natural Gas
   7.625% 8/1/10                                            5,000          5,431
  El Paso Production Holdings
   7.75% 6/1/13                                            25,000         26,188
 #Hilcorp Energy Finance 144A
   10.50% 9/1/10                                           10,000         11,325
  Hornbeck Offshore Services
   10.625% 8/1/08                                          15,000         16,613
  Tennessee Gas Pipeline
   8.375% 6/15/32                                          10,000         10,850
                                                                        --------
                                                                          99,656
                                                                        --------
  ENVIRONMENTAL SERVICES - 1.88%
 #Geo Sub 144A
   11.00% 5/15/12                                          25,000         24,125
  IESI 10.25% 6/15/12                                      20,000         21,700
 #Imco Recycling 144A
   9.00% 11/15/14                                           5,000          5,000
                                                                        --------
                                                                          50,825
                                                                        --------
  FOOD, BEVERAGE & TOBACCO - 1.80%
 #Commonwealth Brands 144A
   10.625% 9/1/08                                          25,000         26,375
  Cott Beverages
   8.00% 12/15/11                                           5,000          5,488
  Gold Kist
   10.25% 3/15/14                                           5,000          5,625
 #Le-Natures 144A
   10.00% 6/15/13                                          10,000         11,100
                                                                        --------
                                                                          48,588
                                                                        --------

                                                          Principal       Market
                                                             Amount        Value
                                                            (U.S.$)      (U.S.$)
--------------------------------------------------------------------------------

   HEALTHCARE & PHARMACEUTICALS - 4.27%
   Ameripath 10.50% 4/1/13                                $25,000      $  24,625
  #Inverness Medical 144A
   8.75% 2/15/12                                           10,000         10,350
  Province Healthcare
   7.50% 6/1/13                                            20,000         22,700
  Universal Hospital Services
   10.125% 11/1/11                                         15,000         15,375
  #US Oncology 144A
   10.75% 8/15/14                                          20,000         21,900
^#Vanguard Health 144A
   11.25% 10/1/15                                          35,000         20,475
                                                                        --------
                                                                         115,425
                                                                        --------
  LEISURE, LODGING & ENTERTAINMENT - 5.09%
  Ameristar Casinos
   10.75% 2/15/09                                          20,000         22,900
  Mandalay Resort Group
   10.25% 8/1/07                                            5,000          5,725
  MGM Mirage
   9.75% 6/1/07                                             5,000          5,650
  Park Place Entertainment
   8.50% 11/15/06                                           5,000          5,525
  Penn National Gaming
   11.125% 3/1/08                                          25,000         27,156
 ^Town Sports International
   11.00% 2/1/14                                           30,000         16,050
  True Temper Sports
   8.375% 9/15/11                                          10,000          9,150
  Venetian Casino Resort
   11.00% 6/15/10                                          30,000         34,613
  Wheeling Island Gaming
   10.125% 12/15/09                                        10,000         10,700
                                                                        --------
                                                                         137,469
                                                                        --------
  PACKAGING & CONTAINERS - 3.24%
  AEP Industries
   9.875% 11/15/07                                         10,000         10,225
 #Graham Packaging 144A
   9.875% 10/15/14                                         20,000         21,300
 #Port Townsend Paper 144A
   11.00% 4/15/11                                          25,000         26,750
  Portola Packaging
   8.25% 2/1/12                                            15,000         11,850
  Radnor Holdings
   11.00% 3/15/10                                          10,000          7,750
*#Radnor Holdings
   144A 8.82% 4/15/09                                      10,000          9,850
                                                                        --------
                                                                          87,725
                                                                        --------

                                   2004 Annual Report o Delaware Pooled Trust 79

                                                          Principal       Market
                                                             Amount        Value
                                                            (U.S.$)      (U.S.$)
--------------------------------------------------------------------------------

  PAPER & FOREST PRODUCTS - 5.36%
 #Boise Cascade 144A
   7.125% 10/15/14                                        $10,000     $   10,488
  Bowater 9.00% 8/1/09                                     25,000         28,185
  Buckeye Technologies
   8.00% 10/15/10                                          10,000         10,250
   Fort James
   7.75% 11/15/23                                          45,000         52,087
 #Newark Group 144A
   9.75% 3/15/14                                           30,000         31,350
  Potlatch 12.50% 12/1/09                                  10,000         12,589
                                                                        --------
                                                                         144,949
                                                                        --------
  REAL ESTATE - 0.59%
  BF Saul 7.50% 3/1/14                                     10,000         10,275
  Tanger Properties
   9.125% 2/15/08                                           5,000          5,600
                                                                        --------
                                                                          15,875
                                                                        --------
  RESTAURANTS - 2.19%
++Avado Brands 9.75% 6/1/06 20,000 7,300
 #Denny's 144A 10.00% 10/1/12 15,000 15,638
  O'Charleys 9.00% 11/1/13                                 20,000         21,200
  VICORP Restaurants
   10.50% 4/15/11                                          15,000         15,075
                                                                        --------
                                                                          59,213
                                                                        --------
  RETAIL - 2.93%
 ^J Crew Intermediate
   16.00% 5/15/08                                          10,304          9,660
  J Crew Operating
   10.375% 10/15/07                                        40,000         41,300
 #Loehmanns Capital 144A
   13.00% 10/1/11                                           5,000          4,850
  Office Depot 10.00% 7/15/08                              10,000         11,800
  Petco Animal Supplies
   10.75% 11/1/11                                          10,000         11,700
                                                                        --------
                                                                          79,310
                                                                        --------
  TELECOMMUNICATIONS - 8.54%
*#AirGate 144A 5.85% 10/15/11 10,000 10,300
  Alaska Communications Systems
   9.875% 8/15/11                                           5,000          4,975
++Allegiance Telecom
   11.75% 2/15/08                                          20,000          6,700
  Centennial Cellular Operating
   10.125% 6/15/13                                         25,000         27,250
  Cincinnati Bell
   8.375% 1/15/14                                          25,000         24,000
  Citizens Communications
   8.50% 5/15/06                                           10,000         10,800
 #iPCS Escrow 144A
   11.50% 5/1/12                                           15,000         16,425

                                                        Principal       Market
                                                          Amount         Value
                                                          (U.S.$)       (U.S.$)
--------------------------------------------------------------------------------

   MCI
    5.908% 5/1/07                                         $ 8,000       $  8,000
    6.688% 5/1/09                                          10,000          9,888
   MetroPCS 10.75% 10/1/11                                 10,000         10,450
  #Qwest Services 144A
    14.00% 12/15/10                                        50,000         59,624
  #UbiquiTel Operating 144A
    9.875 % 3/1/11                                         10,000         10,875
 *#US LEC 144A 10.67% 10/1/09 10,000 9,800
   US Unwired 10.00% 6/15/12                               20,000         21,750
                                                                        --------
                                                                         230,837
                                                                        --------
   TEXTILES, APPAREL & FURNITURE - 1.70%
   Interface 10.375% 2/1/10                                35,000         40,425
   Warnaco 8.875% 6/15/13                                   5,000          5,613
                                                                        --------
                                                                          46,038
                                                                        --------
   TRANSPORTATION & SHIPPING - 1.82%
  #Horizon Lines 144A
    9.00% 11/1/12                                          20,000         21,725
   Kansas City Southern Railway
    9.50% 10/1/08                                          15,000         16,763
   Seabulk International
    9.50% 8/15/13                                          10,000         10,700
                                                                        --------
                                                                          49,188
                                                                        --------
   UTILITIES - 8.50%
  #Allegheny Energy Supply
   Statutory Trust 2001 Series B
    144A 13.00% 11/15/07                                   10,000         10,950
   Avista 9.75% 6/1/08                                     10,000         11,853
   Calpine
    10.50% 5/15/06                                         15,000         14,288
    #144A 9.625% 9/30/14                                   10,000          9,550
   Elwood Energy
    8.159% 7/5/26                                          18,175         19,356
   Midland Funding II
    11.75% 7/23/05                                          1,721          1,821
   Midwest Generation
    8.30% 7/2/09                                           15,000         16,163
    8.75% 5/1/34                                           15,000         17,063
 ++Mirant Americas Generation
    7.625% 5/1/06                                          35,000         34,299
  #NRG Energy 144A
    8.00% 12/15/13                                         25,000         27,656
   Orion Power Holdings
    12.00% 5/1/10                                          25,000         31,624
   PSEG Energy Holdings
    7.75% 4/16/07                                          10,000         10,750
   Reliant Energy
    9.50% 7/15/13                                          10,000         11,300
++#USGen New England 144A
    7.459% 1/2/15                                          20,000         13,100
                                                                        --------
                                                                         229,773
                                                                        --------
--------------------------------------------------------------------------------
   TOTAL CORPORATE BONDS
   (COST $2,143,896)                                                   2,148,688
================================================================================

80 Delaware Pooled Trust o 2004 Annual Report

                                                          Principal       Market
                                                             Amount        Value
                                                            (U.S.$)      (U.S.$)
--------------------------------------------------------------------------------

  FOREIGN BONDS - 9.68%
  BERMUDA - 0.32%
  Intelsat 6.50% 11/1/13                                  $10,000       $  8,589
                                                                        --------
                                                                           8,589
                                                                        --------

  BRITISH VIRGIN ISLANDS - 0.80%
  Chippac International
   12.75% 8/1/09                                           20,000         21,500
                                                                        --------
                                                                          21,500
                                                                        --------
  CANADA - 1.87%
  Abitibi-Consolidated
   8.55% 8/1/10                                            20,000         22,000
 #Hollinger 144A
   12.875% 3/1/11                                           3,000          3,315
 #Jean Coutu Group 144A
   8.50% 8/1/14                                            15,000         15,375
  Rogers Cablesystems
   10.00% 3/15/05                                           5,000          5,150
*#Secunda International 144A
   9.76% 9/1/12                                             5,000          4,950
                                                                        --------
                                                                          50,790
                                                                        --------
  CAYMAN ISLANDS - 0.41%
  Bluewater Finance
   10.25% 2/15/12                                          10,000         11,100
                                                                        --------
                                                                          11,100
                                                                        --------
  ECUADOR - 0.78%
 ^Republic of Ecuador
   8.00% 8/15/30                                           25,000         21,031
                                                                        --------
                                                                          21,031
                                                                        --------
  FRANCE - 0.87%
  Rhodia 8.875% 6/1/11                                     25,000         23,500
                                                                        --------
                                                                          23,500
                                                                        --------
  IRELAND - 0.75%
  Smurfit Capital Funding
   7.50% 11/20/25                                          20,000         20,200
                                                                        --------
                                                                          20,200
                                                                        --------
  LIBERIA - 0.20%
  Royal Caribbean Cruises
   7.25% 3/15/18                                            5,000          5,463
                                                                        --------
                                                                           5,463
                                                                        --------
  LUXEMBOURG - 0.42%
 #BCP Caylux Holdings 144A
   9.625% 6/15/14                                          10,000         11,250
                                                                        --------
                                                                          11,250
                                                                        --------

                                                          Principal       Market
                                                             Amount        Value
                                                            (U.S.$)      (U.S.$)
--------------------------------------------------------------------------------

  MARSHALL ISLAND - 0.59%
  OMI 7.625% 12/1/13                                      $15,000       $ 15,919
                                                                        --------
                                                                          15,919
                                                                        --------
  NETHERLANDS - 0.76%
 #New Skies Satellite 144A
   9.125% 11/1/12                                          20,000         20,550
                                                                        --------
                                                                          20,550
                                                                        --------
  NORWAY - 1.07%
  Petroleum Geo-Services
   8.00% 11/5/06                                           10,929         11,148
   10.00% 11/5/10                                          15,742         18,024
                                                                        --------
                                                                          29,172
                                                                        --------
  SWEDEN - 0.84%
  Stena 9.625% 12/1/12                                     20,000         22,625
                                                                        --------
                                                                          22,625
                                                                        --------

--------------------------------------------------------------------------------
  TOTAL FOREIGN BONDS
  (COST $253,975)                                                        261,689
================================================================================

  MUNICIPAL BOND - 0.80%
  New Jersey Economic
   Development Authority
   (Continental Airlines Project)
   6.25% 9/15/29 (AMT)                                     30,000         21,796
--------------------------------------------------------------------------------
  TOTAL MUNICIPAL BOND
  (COST $25,455)                                                          21,796
================================================================================

                                                           Number
                                                        of Shares
  COMMON STOCKS - 1.10%
 +Foster Wheeler                                            1,383            774
 +Kmart Holdings                                              100          9,205
  MCI                                                         423          7,297
 +Petroleum Geo-Services ADR                                  165          7,576
 +XM Satellite Radio Class A                                  150          4,848
--------------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (COST $19,361)                                                          29,700
================================================================================

                                   2004 Annual Report o Delaware Pooled Trust 81

                                                                          Market
                                                           Number          Value
                                                        of Shares        (U.S.$)
--------------------------------------------------------------------------------

  PREFERRED STOCKS - 0.87%
  Alamosa Delaware 7.50%                                       30       $ 22,657
  TNP Enterprises PIK 14.50%                                    1            836
--------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS
  (COST $10,572)                                                          23,493
================================================================================

  CONVERTIBLE PREFERRED STOCK - 0.33%
  Foster Wheeler Series B                                      13          8,862
--------------------------------------------------------------------------------
  TOTAL CONVERTIBLE PREFERRED STOCK
  (COST $7,473)                                                            8,862
================================================================================

  WARRANTS - 0.12%
+#American Tower 144A
   8/1/08 $0.01                                                15          3,157
+#Horizon PCS 144A
   11/25/04 $5.88                                              50              1
+#Solutia 144A
   7/15/09 $7.59                                               55              1
--------------------------------------------------------------------------------
  TOTAL WARRANTS
  (COST $8,628)                                                            3,159
================================================================================

                                                        Principal         Market
                                                           Amount          Value
                                                          (U.S.$)        (U.S.$)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 1.18%
With BNP Paribas 1.77%
  11/1/04 (dated 10/29/04,
  to be repurchased at $16,572,
  collateralized by $17,040
  U.S. Treasury Bills due 3/24/05,
  market value $16,906)                                   $16,570      $ 16,570
With UBS Warburg
  1.77% 11/1/04 (dated
  10/29/04, to be
  repurchased at $15,432,
  collateralized by $2,660
  U.S. Treasury Notes 1.625%
  due 10/31/05, market value
  $2,666, $5,320 U.S. Treasury
  Notes 1.875% due 11/30/05,
  market value $5,339 and
  $7,190 U.S. Treasury Notes
  6.50% due 10/15/06,
  market value $7,746)                                     15,430        15,430
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
(COST $32,000)                                                           32,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 93.57%
(COST $2,501,360)                                                     2,529,387
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
  NET OF LIABILITIES - 6.43%                                            173,733
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
  347,573 SHARES OUTSTANDING;
  EQUIVALENT TO $7.78
  PER SHARE - 100.00%                                                $2,703,120
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2004:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                                $6,795,543
Undistributed net investment income                                      54,231
Accumulated net realized loss on investments                         (4,174,681)
Net unrealized appreciation of investments                               28,027
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                     $2,703,120
================================================================================

 +Non-income producing security for the year ended October 31, 2004. #Securities exempt from registration under Rule 144A of the Securities Act of
  1933. See Note #12 in "Notes to Financial Statements."
 ^Step coupon bond.
++Non-income producing security. Security is currently in default.
 *Variable Rate Notes - The interest rate shown is the rate as of October 31, 2004.

  ADR - American Depositary Receipts
  AMT - Subject to Alternative Minimum Tax
  PIK - Pay-in-Kind

See accompanying notes

82 Delaware Pooled Trust o 2004 Annual Report

DELAWARE POOLED TRUST -- THE CORE PLUS FIXED INCOME PORTFOLIO
STATEMENT OF NET ASSETS
OCTOBER 31, 2004

                                                                          Market
                                                        Principal          Value
                                                          Amount*        (U.S.$)
--------------------------------------------------------------------------------

  AGENCY ASSET-BACKED SECURITIES - 0.56%
**Fannie Mae Grantor Trust
   Series 2004-T4 A3
   4.42% 8/25/24                               USD         35,000       $ 35,525
**SLMA Student Loan Trust
   Series 1996-3 Certificates
   2.84% 10/25/11                                         140,000        141,499
   Series 2002-7 A2
   1.92% 6/17/13                                           24,866         24,868
--------------------------------------------------------------------------------
  TOTAL AGENCY ASSET-BACKED SECURITIES
  (COST $200,200)                                                        201,892
================================================================================

  AGENCY COLLATERALIZED MORTGAGE
  OBLIGATIONS - 1.16%
  Fannie Mae Grantor Trust
   Series 1999-T2 Class A1
   7.50% 1/19/39                                           12,042         13,027
   Series 2001-T8 A2
   9.50% 7/25/41                                           25,094         28,351
   Series 2004-T1 1A2
   6.50% 1/25/44                                           15,864         16,629
  Fannie Mae Series 1996-46 ZA
   7.50% 11/25/26                                          30,460         32,664
  Fannie Mae Whole Loan
   Series 2004-W9 2A1
   6.50% 2/25/44                                           40,006         42,157
  Freddie Mac Series 2727 PM
   4.50% 1/15/34                                           55,000         50,438
  Freddie Mac Structured
   Pass Through Securities
   Series T-56 A2A
   2.842% 7/25/36                                          56,606         56,177
   Series T-58 1A2
   3.108% 5/25/35                                         130,000        129,555
   Series T-58 2A 6.50%
   9/25/43                                                 40,172         42,319
  GNMA Series 2002 62 B
   4.763% 1/16/25                                           5,000          5,149
--------------------------------------------------------------------------------
  TOTAL AGENCY COLLATERALIZED MORTGAGE
  OBLIGATIONS (COST $418,989)                                            416,466
================================================================================

  AGENCY MORTGAGE-BACKED SECURITIES - 30.91%
  Fannie Mae
   4.50% 2/1/19                                            53,515         53,732
   4.50% 7/1/19                                           103,825        104,247
   4.50% 11/1/19 TBA                                      645,000        646,814
   5.00% 11/1/19 TBA                                    1,095,000      1,117,584
   5.00% 11/1/33                                           51,698         52,086
   5.00% 1/1/34                                            87,629         88,242
   5.00% 3/1/34                                           270,503        270,334
   5.00% 11/1/34 TBA                                      975,000        971,648

                                                                          Market
                                                        Principal          Value
                                                          Amount*        (U.S.$)
--------------------------------------------------------------------------------

   5.50% 11/1/19 TBA                           USD      1,175,000    $ 1,216,859
   5.50% 3/1/29                                            73,118         74,763
   5.50% 4/1/29                                            83,234         85,106
   5.50% 11/1/34 TBA                                    2,805,000      2,856,717
   6.00% 6/1/17                                             8,684          9,121
   6.00% 2/1/18                                           142,578        149,752
   6.00% 11/1/34 TBA                                      905,000        938,372
   6.50% 11/15/34 TBA                                     980,000      1,030,531
   7.00% 12/1/33                                          136,185        144,782
   7.00% 11/1/34 TBA                                      230,000        244,231
   7.50% 7/1/32                                           162,863        174,518
   7.50% 11/1/34 TBA                                       45,000         48,192
  Freddie Mac
 **3.718% 4/1/34                                           90,000         91,041
   5.00% 9/1/33                                            51,070         51,517
   5.00% 4/1/34                                            58,510         58,418
   5.50% 11/1/33                                          151,393        154,515
   6.50% 10/1/33                                           22,536         23,705
  GNMA
   5.00% 11/1/34 TBA                                      280,000        280,875
   6.50% 11/1/34 TBA                                      115,000        121,541
   7.50% 1/15/30                                            6,171          6,647
--------------------------------------------------------------------------------
  TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (COST $11,016,428)                                                  11,065,890
================================================================================

  AGENCY OBLIGATIONS - 32.32%
  Fannie Mae
   2.375% 2/15/07                                         960,000        950,069
   4.625% 5/1/13                                          110,000        109,996
   5.125% 1/2/14                                          355,000        365,411
   5.25% 8/1/12                                           175,000        183,308
  o5.67% 10/9/19                                          395,000        175,147
 ^Fannie Mae Discount Notes
   1.70% 11/10/04                                         170,000        169,927
   1.74% 11/1/04                                        9,460,000      9,460,000
  Federal Home Loan Bank
   2.75% 12/15/06                                         155,000        154,778
--------------------------------------------------------------------------------
  TOTAL AGENCY OBLIGATIONS
  (COST $11,560,277)                                                  11,568,636
================================================================================

  ASSET-BACKED SECURITIES - 3.23%
  American Express Credit
  Account Master Trust
   Series 2004-3 A
   4.35% 12/15/11                                          35,000         36,033
  AmeriCredit Automobile
   Receivables Trust Series
   2001-C A4 5.01% 7/14/08                                 54,868         55,848


                                   2004 Annual Report o Delaware Pooled Trust 83

                                                                          Market
                                                        Principal          Value
                                                          Amount*        (U.S.$)
--------------------------------------------------------------------------------

  Ameriquest Mortgage
   Securities Series
   2003-5 A2
   2.43% 4/25/33                               USD          2,846      $   2,842
  Capital One Master Trust
   Series 2002-4A A
   4.90% 3/15/10                                           60,000         62,635
  Capital One Multi-Asset
   Execution Trust
   Series 2003-A6 A6
   2.95% 8/17/09                                           50,000         50,053
   Series 2003-C2 C2
   4.32% 4/15/09                                           10,000         10,175
 #Chase Funding NIM
   Series 2003-6A 144A
   5.00% 1/27/35                                           15,480         15,460
  Chase Manhattan Auto
   Owner Trust Series 2003-B A3
   1.82% 7/16/07                                          150,000        149,191
  Citibank Credit Card
   Issuance Trust
   Series 2002-A1 A1
   4.95% 2/9/09                                           210,000        218,922
   Series 2004-A4 A4
   3.20% 8/24/09                                          150,000        149,927
  Countrywide Asset-Backed
   Certificates
  #Series 2004-1NIM Note 144A
   6.00% 5/25/34                                           30,445         30,561
 **Series 2004-9 AF2 3.337%
   9/25/23                                                 70,000         69,738
 #GSAA Trust 2004-4N Note 144A
   6.25% 5/25/34                                           90,000         90,656
 #Home Equity Asset Trust
   Series 2003-7N A 144A
   5.25% 4/27/34                                           20,261         20,261
**MBNA Master Credit Card Trust
   USA Series 1996-B A
   2.13% 8/15/08                                           25,000         25,088
**Merrill Lynch Mortgage
   Investors Series
   2004-WMC5 A2B2
   2.31% 7/25/35                                          110,000        110,000
  Mid-State Trust
   Series 2004-1 A
   6.005% 8/15/37                                          19,109         19,712
   Series 11 A1
   4.864% 7/15/38                                           8,244          8,205
**Residential Asset Mortgage
   Products Series 2004-RZ2 AI3
   4.30% 1/25/31                                           30,000         30,226
--------------------------------------------------------------------------------
  TOTAL ASSET-BACKED SECURITIES
  (COST $1,154,029)                                                    1,155,533
================================================================================

                                                                          Market
                                                        Principal          Value
                                                          Amount*        (U.S.$)
--------------------------------------------------------------------------------

  COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.07%
  Bank of America Commercial
   Mortgage Series 2004-2 A2
   3.52% 11/10/38                              USD         60,000      $  59,435
  First Union-Lehman
   Brothers-Bank of
   America Series 1998-C2 A2
   6.56% 11/18/35                                         165,000        179,511
  GMAC Commercial Mortgage
   Securities Series 1998-C2 A2
   6.42% 5/15/35                                          185,000        201,585
**Greenwich Capital
   Commercial Funding
   Series 2004-GG1 A7
   5.317% 6/10/36                                         150,000        157,264
**GS Mortgage Securities
   Series 2004-GG2 A6
   5.396% 8/10/38                                         200,000        210,499
  J.P. Morgan Chase
   Commercial Mortgage
   Securities
   Series 2002-C1 A3
   5.376% 7/12/37                                          55,000         58,287
   Series 2003-C1 A2
   4.985% 1/12/37                                          60,000         61,982
 #NationsLink Funding
   Series 1998-2 F 144A
   7.105% 8/20/30                                          45,000         48,139
  Nomura Asset Securities
   Series 1998-D6 A1B
   6.59% 3/15/30                                          110,000        120,469
--------------------------------------------------------------------------------
  TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
  (COST $1,092,634)                                                    1,097,171
================================================================================

  CORPORATE BONDS - 31.76%
  AEROSPACE & DEFENSE - 0.26%
  Northrop Grumman
   4.079% 11/16/06                                         90,000         91,639
                                                                        --------
                                                                          91,639
                                                                        --------

  AUTOMOBILES & AUTOMOTIVE PARTS - 2.18%
  Ford Motor 7.45% 7/16/31                                335,000        327,179
  General Motors
   7.125% 7/15/13                                          90,000         93,530
   8.375% 7/15/33                                         345,000        360,001
                                                                        --------
                                                                         780,710
                                                                        --------
84 Delaware Pooled Trust o 2004 Annual Report

                                                                          Market
                                                        Principal          Value
                                                          Amount*        (U.S.$)
--------------------------------------------------------------------------------

   BANKING, FINANCE & INSURANCE - 6.92%
   Bear Stearns
    4.65% 7/2/18                               USD         105,000    $   99,175
**#Bombardier Capital 144A
    4.09% 5/30/13                                          100,000        99,704
   Citigroup 5.875% 2/22/33                                155,000       157,568
   Credit Suisse First
    Boston USA
    6.125% 11/15/11                                         65,000        71,418
  #E Trade Financial 144A
    8.00% 6/15/11                                           40,000        42,400
  #Erac USA Finance 144A
    7.35% 6/15/08                                          170,000       190,716
  #Farmers Exchange Capital
    144A 7.05% 7/15/28                                     100,000       101,565
  #Farmers Insurance Exchange 144A
    6.00% 8/1/14                                            65,000        66,047
    8.625% 5/1/24                                           40,000        46,762
   Ford Motor Credit
    5.625% 10/1/08                                         105,000       108,666
    7.00% 10/1/13                                           80,000        84,625
   GMAC
    6.125% 8/28/07                                          60,000        62,624
    7.25% 3/2/11                                           170,000       180,739
   Goldman Sachs
    6.345% 2/15/34                                         210,000       214,740
   JP Morgan Chase
    5.125% 9/15/14                                         130,000       132,345
   Marsh & McLennan
    5.375% 3/15/07                                         125,000       127,875
   Morgan Stanley
    4.75% 4/1/14                                            45,000        44,166
    5.30% 3/1/13                                            20,000        20,801
  #Nationwide Mutual
    Insurance 144A
    7.875% 4/1/33                                           85,000        99,865
   Popular North America
    4.25% 4/1/08                                           110,000       112,643
   Popular North America
    Capital Trust
    6.564% 9/15/34                                          90,000        92,924
   Prudential Financial
    4.104% 11/15/06                                         80,000        81,508
**#Rabobank Capital
    Funding II 144A
    5.26% 12/29/49                                         105,000       107,890
   Regions Financial
    6.375% 5/15/12                                         115,000       128,663
                                                                      ----------
                                                                       2,475,429
                                                                      ----------

                                                                          Market
                                                        Principal          Value
                                                          Amount*        (U.S.$)
--------------------------------------------------------------------------------

  BUILDINGS & MATERIALS - 0.26%
 #Lone Star Industries 144A
   8.85% 6/15/05                               USD         60,000     $   61,639
  York International
   6.625% 8/15/06                                          30,000         31,703
                                                                      ----------
                                                                          93,342
                                                                      ----------
  CABLE, MEDIA & PUBLISHING - 2.55%
  CSC Holdings
   10.50% 5/15/16                                          80,000         91,800
  InterActiveCorp
   6.75% 11/15/05                                          40,000         41,545
  Liberty Media
 **3.38% 9/17/06                                          115,000        116,335
   3.50% 9/25/06                                          105,000        105,152
  Lodgenet Entertainment
   9.50% 6/15/13                                           60,000         65,850
  Time Warner
   8.18% 8/15/07                                          340,000        382,834
  Time Warner Entertainment
   8.375% 3/15/23                                          90,000        110,481
                                                                      ----------
                                                                         913,997
                                                                      ----------
  CHEMICALS - 0.57%
  Lubrizol
   4.625% 10/1/09                                          55,000         55,599
   6.50% 10/1/34                                           60,000         60,669
  Witco
   6.875% 2/1/26                                           30,000         26,700
   7.75% 4/1/23                                            65,000         61,101
                                                                      ----------
                                                                         204,069
                                                                      ----------
  CONSUMER SERVICES - 0.35%
  Corrections Corporation of America
   7.50% 5/1/11                                           115,000        124,919
                                                                      ----------
                                                                         124,919
                                                                      ----------
  ELECTRONICS & ELECTRICAL EQUIPMENT - 0.11%
 #Freescale Semiconductor 144A
   6.875% 7/15/11                                          35,000         37,275
                                                                      ----------
                                                                          37,275
                                                                      ----------
  ENERGY - 2.32%
  Enterprise Products Operating
   7.50% 2/1/11                                            65,000         74,662
 #Enterprise Products
   Operating 144A
   4.00% 10/15/07                                          95,000         95,814
   4.625% 10/15/09                                         80,000         80,913
  Halliburton 5.50% 10/15/10                              180,000        190,576

                                   2004 Annual Report o Delaware Pooled Trust 85

                                                                          Market
                                                        Principal          Value
                                                          Amount*        (U.S.$)
--------------------------------------------------------------------------------

Hornbeck Offshore Services
  10.625% 8/1/08                               USD         70,000      $  77,525
Kinder Morgan Energy
  8.00% 3/15/05                                            40,000         40,760
Tesoro Petroleum
  8.00% 4/15/08                                           105,000        114,713
USX 9.125% 1/15/13                                         25,000         32,334
Valero Energy
  6.125% 4/15/07                                           20,000         21,373
  7.375% 3/15/06                                           15,000         15,910
Valero Logistics Operations
  6.05% 3/15/13                                            80,000         85,935
                                                                       ---------
                                                                         830,515
                                                                       ---------
FOOD, BEVERAGE & TOBACCO - 1.67%
Great Atlantic & Pacific Tea
  7.75% 4/15/07                                           100,000         94,500
Kraft Foods
  4.00% 10/1/08                                           170,000        172,052
  5.625% 11/1/11                                          115,000        122,709
Universal 6.50% 2/15/06                                    40,000         41,757
UST
  6.625% 7/15/12                                          130,000        147,097
  8.80% 3/15/05                                            20,000         20,477
                                                                       ---------
                                                                         598,592
                                                                       ---------
HEALTHCARE & PHARMACEUTICALS - 1.83%
Caremark Rx 7.375% 10/1/06                                 60,000         64,275
GlaxoSmithKline Capital
  5.375% 4/15/34                                           10,000          9,941
HCA 6.25% 2/15/13                                         120,000        121,104
Medco Health Solutions
  7.25% 8/15/13                                           275,000        306,010
Schering-Plough
  6.50% 12/1/33                                            80,000         88,277
Wyeth 5.50% 2/1/14                                         65,000         66,723
                                                                       ---------
                                                                         656,330
                                                                       ---------
INDUSTRIAL MACHINERY - 0.10%
Jabil Circuit 5.875% 7/15/10                               20,000         21,050
Johnson Controls
  5.00% 11/15/06                                           15,000         15,598
                                                                       ---------
                                                                          36,648
                                                                       ---------
LEISURE, LODGING & ENTERTAINMENT - 0.65%
Boyd Gaming 9.25% 8/1/09                                  105,000        114,975
MGM Mirage 9.75% 6/1/07                                   105,000        118,650
                                                                       ---------
                                                                         233,625
                                                                       ---------

                                                                          Market
                                                        Principal          Value
                                                          Amount*        (U.S.$)
--------------------------------------------------------------------------------

 PACKAGING & CONTAINERS - 0.13%
 Portola Packaging
   8.25% 2/1/12                                USD         60,000      $  47,400
                                                                       ---------
                                                                          47,400
                                                                       ---------
 PAPER & FOREST PRODUCTS - 0.48%
 Bowater 6.50% 6/15/13                                    170,000        171,289
                                                                       ---------
                                                                         171,289
                                                                       ---------
 REAL ESTATE - 0.25%
 Developers Diversified Realty
   4.625% 8/1/10                                           90,000         90,345
                                                                       ---------
                                                                          90,345
                                                                       ---------
 RETAIL - 0.27%
 Michaels Stores
   9.25% 7/1/09                                            90,000         97,538
                                                                       ---------
                                                                          97,538
                                                                       ---------
 TELECOMMUNICATIONS - 5.64%
 AT&T
   8.05% 11/15/11                                          40,000         46,050
   8.75% 11/15/31                                          80,000         93,000
 AT&T Wireless 8.75% 3/1/31                               170,000        228,924
 BellSouth 4.20% 9/15/09                                  135,000        136,446
 Citizens Communications
   8.50% 5/15/06                                           70,000         75,600
   9.25% 5/15/11                                           80,000         92,400
 GTE Hawaiian Telephone
   7.00% 2/1/06                                           100,000        103,267
   7.375% 9/1/06                                           20,000         20,900
 MCI
   5.908% 5/1/07                                          110,000        110,000
   6.688% 5/1/09                                           45,000         44,494
 Motorola 4.608% 11/16/07                                 170,000        175,173
#Qwest 144A 7.875% 9/1/11                                  85,000         90,950
 SBC Communications
   4.125% 9/15/09                                          70,000         70,427
   5.10% 9/15/14                                          105,000        105,934
   6.15% 9/15/34                                           50,000         50,683
 Sprint Capital
   4.78% 8/17/06                                          115,000        118,270
   6.375% 5/1/09                                           25,000         27,480
   8.375% 3/15/12                                          65,000         79,887
   8.75% 3/15/32                                          180,000        236,576
 Verizon Wireless Capital
   5.375% 12/15/06                                        105,000        110,109
                                                                       ---------
                                                                       2,016,570
                                                                       ---------
86 Delaware Pooled Trust o 2004 Annual Report

                                                                          Market
                                                        Principal          Value
                                                          Amount*        (U.S.$)
--------------------------------------------------------------------------------

 TRANSPORTATION & SHIPPING - 0.75%
 American Airlines
   6.817% 11/23/12                             USD         55,000     $   49,084
 Continental Airlines
   6.503% 6/15/11                                          60,000         56,316
   7.033% 6/15/11                                          81,134         62,691
 Delta Air Lines
   7.299% 9/18/06                                          50,000         30,004
   7.779% 11/18/05                                         95,000         71,261
                                                                         269,356
 UTILITIES - 4.47%
 Avista
   7.75% 1/1/07                                            40,000         43,537
   9.75% 6/1/08                                           135,000        160,021
 Avista Capital Trust II
   6.50% 4/1/34                                           125,000        127,969
 Buckeye Partners
   5.30% 10/15/14                                          75,000         76,538
 Dominion Resources
   7.195% 9/15/14                                          80,000         92,969
 Exelon Generation
   6.95% 6/15/11                                           80,000         91,231
 FPL Group Capital
   3.25% 4/11/06                                          170,000        171,217
#Monongahela Power 144A
   6.70% 6/15/14                                           90,000         99,279
#Power Contract Financing 144A
   5.20% 2/1/06                                            36,574         37,093
   6.256% 2/1/10                                           60,000         62,862
 PSE&G Energy
   7.75% 4/16/07                                          135,000        145,125
 PSE&G Power
   8.625% 4/15/31                                          60,000         77,659
 Southern California Edison
   6.00% 1/15/34                                           50,000         53,004
   7.625% 1/15/10                                          80,000         93,238
 Southern Capital Funding
   5.30% 2/1/07                                            25,000         26,461
 TECO Energy 7.20% 5/1/11                                  50,000         54,750
 TNP Enterprises
   10.25% 4/1/10                                           40,000         43,200
 TXU Energy 7.00% 3/15/13                                  50,000         56,860
#Williams Gas Pipelines Central
   144A 7.375% 11/15/06                                    80,000         86,400
                                                                      ----------
                                                                       1,599,413
                                                                      ----------
--------------------------------------------------------------------------------
 TOTAL CORPORATE BONDS
 (COST $11,184,790)                                                   11,369,001
================================================================================

                                                                          Market
                                                        Principal          Value
                                                          Amount*        (U.S.$)
--------------------------------------------------------------------------------

   FOREIGN BONDS - 11.32%
   AUSTRALIA - 0.15%
   Apache Finance
    7.00% 3/15/09                              USD         10,000       $ 11,464
  #SingTel Optus Finance 144A
    8.125% 6/15/09                             USD         35,000         40,764
                                                                        --------
                                                                          52,228
                                                                        --------
   BERMUDA - 0.94%
   Intelsat 6.50% 11/1/13                      USD        100,000         85,892
**#Oil Insurance 144A
    5.15% 8/15/33                              USD        155,000        158,377
   Weatherford International
    4.95% 10/15/13                             USD         90,000         90,938
                                                                        --------
                                                                         335,207
                                                                        --------
   BRAZIL - 0.55%
 **Brazilian Government
   International Bond
    6.00% 4/15/24                              USD        220,000        197,943
                                                                        --------
                                                                         197,943
                                                                        --------
   CANADA - 1.20%
   Abitibi-Consolidated
    6.95% 12/15/06                             USD        210,000        219,450
  #Canadian Oil Sands 144A
    4.80% 8/10/09                              USD         60,000         61,368
   Thomson
    5.75% 2/1/08                               USD         80,000         85,483
   Western Oil Sands
    8.375% 5/1/12                              USD         55,000         64,419
                                                                        --------
                                                                         430,720
                                                                        --------
   CAYMAN ISLANDS - 0.81%
  #Mizuho Finance Group 144A
    5.79% 4/15/14                              USD        280,000        291,883
                                                                        --------
                                                                         291,883
                                                                        --------
   COLOMBIA - 0.24%
   Republic of Colombia
    10.75% 1/15/13                             USD         75,000         87,225
                                                                        --------
                                                                          87,225
                                                                        --------
   DOMINICAN REPUBLIC - 0.54%
 **Dominican Republic
    2.438% 8/30/24                             USD        250,000        192,500
                                                                        --------
                                                                         192,500
                                                                        --------
   ECUADOR - 0.94%
 **Republic of Ecuador
    8.00% 8/15/30                              USD        400,000        336,500
                                                                        --------
                                                                         336,500
                                                                        --------


                                   2004 Annual Report o Delaware Pooled Trust 87

                                                                          Market
                                                        Principal          Value
                                                          Amount*        (U.S.$)
--------------------------------------------------------------------------------

 FRANCE - 0.38%
 Dexia Municipal Agency
  5.75% 4/7/09                                   NZD        205,000     $135,676
                                                                        --------
                                                                         135,676
                                                                        --------
 GERMANY - 1.96%
 Deutschland Republic
  5.00% 7/4/11                                   EUR        365,000      504,407
 Sibneft
  10.75% 1/15/09                                 USD        160,000      176,700
  11.50% 2/13/07                                 USD         20,000       21,922
                                                                        --------
                                                                         703,029
                                                                        --------
 IRELAND - 0.45%
 Smurfit Capital
  6.75% 11/20/05                                 USD        155,000      160,813
                                                                        --------
                                                                         160,813
                                                                        --------
 LUXEMBOURG - 0.48%
#Telecom Italia Capital 144A
  4.00% 1/15/10                                  USD        175,000      173,573
                                                                        --------
                                                                         173,573
                                                                        --------
 MEXICO - 0.48%
#America Movil ZAR 144A
  5.75% 1/15/15                                  USD        100,000       99,859
 Telefonos de Mexico
  4.50% 11/19/08                                 USD         70,000       70,792
                                                                        --------
                                                                         170,651
                                                                        --------
 NETHERLANDS - 0.37%
 Bank Nederlandse Gemeenten
  5.00% 2/4/08                                   AUD        180,000      132,177
                                                                        --------
                                                                         132,177
                                                                        --------
 NORWAY - 0.46%
 Norsk Hydro
  6.70% 1/15/18                                  USD         40,000       46,157
 Petroleum Geo-Services
  8.00% 11/5/06                                  USD        115,000      117,300
                                                                        --------
                                                                         163,457
                                                                        --------
 SUPRANATIONAL - 0.28%
 Inter-American Development Bank
  1.90% 7/8/09                                   JPY     10,000,000       99,834
                                                                        --------
                                                                          99,834
                                                                        --------

                                                                          Market
                                                        Principal          Value
                                                          Amount*        (U.S.$)
--------------------------------------------------------------------------------
   UNITED KINGDOM - 1.09%
   UK Treasury
    4.00% 3/7/09                               GBP          150,000     $268,002
   VODAFONE GROUP
   5.375% 1/30/15                              USD          115,000      120,539
                                                                        --------
                                                                         388,541
                                                                        --------
--------------------------------------------------------------------------------
   TOTAL FOREIGN BONDS
   (COST $4,022,158)                                                   4,051,957
================================================================================

   MUNICIPAL BONDS - 1.56%
   California State
     5.00% 2/1/33                                             5,000        5,101
     5.25% 7/1/13                                            30,000       34,125
   Colorado Department of
    Transportation Revenue
    5.00% 12/15/13 (FGIC)                                    90,000      100,750
 **Forsyth, Montana Pollution
   Control Revenue (Portland
   General Project) Series A
    5.20% 5/1/33                                             10,000       10,626
   Golden State, California
    Tobacco Securitization
    Corporation Settlement
    Revenue
    Series 5.50% 6/1/43                                      25,000       26,372
    Series B 5.625% 6/1/38                                   15,000       16,009
   Illinois State Taxable
    Pension 5.10% 6/1/33                                     25,000       24,121
    Metropolitan Washington
    District of Columbia
    Airport Authority System
    Series B 5.00% 10/1/34
    (FSA) (AMT)                                              20,000       20,274
   New Jersey Economic
    Development Authority --
    Cigarette Tax
    5.75% 6/15/29                                            70,000       71,863
   New York Sales Tax Asset Receiving
    5.25% 10/15/27 (AMBAC)                                   90,000       96,829
   Oregon State Taxable Pension
    5.892% 6/1/27                                            30,000       32,346
   Puerto Rico Public Buildings
    Authority Revenue Series I
    5.25% 7/1/33                                             60,000       62,870
   West Virginia Economic
    Development
    5.37% 7/1/20 (MBIA)                                      15,000       15,455
    6.07% 7/1/26                                             40,000       42,355
--------------------------------------------------------------------------------
   TOTAL MUNICIPAL BONDS
   (COST $539,521)                                                       559,096
================================================================================


88 Delaware Pooled Trust o 2004 Annual Report

                                                                          Market
                                                         Principal         Value
                                                           Amount*       (U.S.$)
--------------------------------------------------------------------------------

   NON-AGENCY COLLATERALIZED MORTGAGE
   OBLIGATIONS - 5.77%
   Bank of America Alternative
    Loan Trust
    Series 2003-10 2A1
    6.00% 12/25/33                                USD        37,497    $  38,578
    Series 2004-2 1A1
    6.00% 3/25/34                                            68,134       70,744
    Series 2004-10 1A1
    6.00% 11/25/34                                          220,000      222,683
   Bank of America
    Funding Corporation
    Series 2004-3 2A1
    4.75% 9/25/19                                           133,520      133,881
    Series 2004-3 2A2
    5.00% 9/25/19                                            98,904       99,952
 **Bank of America
    Mortgage Securities
    Series 2003-D 1A2
    3.428% 5/25/33                                            2,394        2,399
    Series 2003-I 2A4
    3.828% 10/25/33                                          35,000       35,044
    Series 2004-A 1A1
    3.475% 2/25/34                                           32,797       32,737
    Series 2004-E 1A1
    3.541% 6/25/34                                           45,062       45,038
    Series 2004-G 2A6
    4.657% 8/25/34                                           45,000       46,062
   Countrywide Home Loan
    Mortgage Pass Through Trust
 **Series 2003-56 3A7B
    4.71% 12/25/33                                           60,000       59,762
    Series 2004-J6 3A1
    5.00% 8/25/19                                           116,428      117,275
   Credit Suisse First Boston
    Mortgage Securities
    Series 2003-23 6A1
    6.50% 9/25/33                                            27,372       28,081
    Series 2003-29 5A1
    7.00% 12/25/33                                           49,026       51,371
    Series 2004-1 3A1
    7.00% 2/25/34                                            16,853       17,626
   Deutche Alternative
    Securities Series
    2003-3 2A3
    4.50% 10/25/33                                           25,000       25,246
 **Deutsche Mortgage
   Securities Series
   2004-4 1A2
   4.01% 4/25/34                                             30,000       30,197

                                                                          Market
                                                          Principal        Value
                                                            Amount*      (U.S.$)
--------------------------------------------------------------------------------

   First Horizon Asset Securities
    Series 2003-5 1A17
    8.00% 7/25/33                                   USD       9,852    $  10,354
  **Series 2004-AR5 4A1
    5.71% 10/25/34                                          131,628      135,143
    Series 2004-6 2A1
    5.00% 10/25/19                                           79,652       80,297
   GSMPS Mortgage Loan Trust
   #Series 1998-3 A 144A
    7.75% 9/19/27                                            58,694       63,737
   #Series 1999-3 A 144A
    8.00% 8/19/29                                            66,727       72,908
 **Master Adjustable Rate
    Mortgages Trust Series
    2003-6 1A2
    3.048% 12/25/33                                          25,000       24,884
   Master Alternative
    Loans Trust
    Series 2003-9 1A1
    5.50% 12/25/18                                           34,141       35,617
    Series 2003-6 3AI
    8.00% 9/25/33                                            24,331       25,789
   Nomura Asset Acceptance
    Series 2004-AP1 A2
    3.238% 3/25/34                                           35,000       34,909
  **Series 2004-AP2 A2
    4.099% 7/25/34                                           35,000       35,162
    Prime Mortgage Trust
    Series 2004-CL1 1A1
    6.00% 2/25/34                                            30,857       31,500
   Residential Asset Mortgage
    Products Series 2004-SL1 A3
    7.00% 11/25/31                                           41,886       43,406
   Structured Asset Securities
    Series 2002-22H 1A
    7.00% 11/25/32                                           28,878       29,927
    Series 2004-12H 1A
    6.00% 5/25/34                                           110,502      113,871
**#Summit Mortgage Trust
    Series 2002-1 B2 144A
    6.138% 6/28/16                                            3,923        3,935
   Washington Mutual
  **Series 2003-AR4 A7
    3.95% 5/25/33                                            14,125       14,084
  **Series 2003-AR9 1A7
    4.061% 9/25/33                                           33,157       33,204
    Series 2004-CB3 4A
    6.00% 10/25/19                                           63,785       67,015


                                   2004 Annual Report o Delaware Pooled Trust 89

                                                                        Market
                                                        Principal        Value
                                                          Amount*      (U.S.$)
--------------------------------------------------------------------------------

 **Wells Fargo Mortgage
    Backed Securities Trust
    Series 2003-K 2A5
    4.522% 11/25/33                               USD      20,000    $  19,600
    Series 2003-M A1
    4.742% 12/25/33                                        33,767       33,609
    Series 2004-I 1A1
    3.393% 7/25/34                                         35,461       35,443
    Series 2004-O A1
    4.946% 8/25/34                                         63,454       63,490

--------------------------------------------------------------------------------
   TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $2,063,554)                                                 2,064,560
================================================================================

   U.S. TREASURY OBLIGATIONS - 6.49%
 ++U.S. Treasury Bond
    5.375% 2/15/31                                        635,000      689,894
   U.S. Treasury Inflation
    Index Notes
    0.875% 4/15/10                                        180,049      179,665
    2.00% 7/15/14                                         588,106      608,598
    2.375% 1/15/25                                         80,425       84,157
    3.00% 7/15/12                                         147,550      165,233
   U.S. Treasury Notes
    2.50% 9/30/06                                          45,000       44,977
    2.75% 8/15/07                                         420,000      419,902
    3.375% 9/15/09                                          5,000        5,022
    3.375% 10/15/09                                       125,000      125,518
--------------------------------------------------------------------------------
   TOTAL U.S. TREASURY OBLIGATIONS
   (COST $2,296,615)                                                 2,322,966
================================================================================

                                                            Number
                                                         of Shares
--------------------------------------------------------------------------------

   PREFERRED STOCKS - 0.65%
  #Centaur 144A 9.08%                                         125      164,141
    Nexen 7.35%                                             2,650       68,900
--------------------------------------------------------------------------------
   TOTAL PREFERRED STOCKS
   (COST $218,437)                                                     233,041
================================================================================

                                                                         Market
                                                        Principal         Value
                                                          Amount*       (U.S.$)
--------------------------------------------------------------------------------

   WARRANT - 0.00%
 +#Solutia Warrants 144A
    7/15/09 $7.59                                              20    $        0
--------------------------------------------------------------------------------
   TOTAL WARRANT (COST $1,711)                                                0
================================================================================
--------------------------------------------------------------------------------
   TOTAL MARKET VALUE
    OF SECURITIES - 128.80%
    (COST $45,769,343)                                               46,106,209
================================================================================
--------------------------------------------------------------------------------
   LIABILITIES NET OF RECEIVABLES
    AND OTHER ASSETS^^ - (28.80%)                                   (10,310,544)
================================================================================
--------------------------------------------------------------------------------
   NET ASSETS APPLICABLE TO 3,864,779
    SHARES OUTSTANDING; EQUIVALENT TO
    $9.26 PER SHARE - 100.00%                                       $35,795,665
================================================================================
--------------------------------------------------------------------------------
   COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2004:
================================================================================
   Shares of beneficial interest
    (unlimited authorization - no par)                              $34,566,470
   Undistributed net investment income***                               571,835
   Accumulated net realized gain on investments                         309,727
   Net unrealized appreciation of investments
    and foreign currencies                                              347,633
--------------------------------------------------------------------------------
   TOTAL NET ASSETS                                                 $35,795,665
================================================================================

  *Principal amount is stated in the currency in which each bond is denominated.
   AUD - Austrlian Dollar
   EUR - European Monetary Unit
   GBP - Great British Pound
   JPY - Japanese Yen
   NZD - New Zealand Dollar
   USD - U.S. Dollar
 **Variable Rate Notes-The interest rate shown is the rate at October 31, 2004. ***Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
  #Securities exempt from registration under rule 144A of the Securities Act of 1933. See Note #12 in "Notes to Financial Statements."

  oZero coupon bond. The interest rate shown is the yield at the time of purchase.
  +Non-income producing security for the year ended October 31, 2004.
 ++Fully or partially pledged as collateral for financial futures contracts.
  ^The interest rate shown is the yield at the time of purchase.
 ^^Of this amount, $(14,515,876) represents payable for securities purchased as of October 31, 2004.

   Summary of Abbreviations:
   AMBAC - Insured by the AMBAC Assurance Corporation
   AMT - Subject to Alternative Minimum Tax
   FGIC - Insured by the Federal Guaranty Insurance Company
   FSA - Insured by Financial Security Assurance
   GMAC - General Motors Acceptance Corporation
   GNMA - Government National Mortgage Association
   MBIA - Insured by the Municipal Bond Insurance Association
   NIM - Net Interest Margin
   SLMA - Student Loan Marketing Association
   REIT - Real Estate Investment Trust
   TBA - To be announced

See accompanying notes

90 Delaware Pooled Trust o 2004 Annual Report

DELAWARE POOLED TRUST -- THE INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS
OCTOBER 31, 2004

                                                                        Market
                                                           Number        Value
                                                        of Shares      (U.S.$)
--------------------------------------------------------------------------------
   COMMONWEALTH - 96.48%**
   AUSTRALIA - 10.23%
  ^Amcor                                                3,805,232   $ 21,686,887
   Coles Myer                                           3,060,008     21,805,320
   Foster's Group                                       8,115,962     30,614,200
   National Australia Bank                              1,563,810     33,021,845
   Orica                                                   28,731        364,401
   Telstra                                              5,783,272     20,173,536
   Wesfarmers                                              71,079      1,844,963
                                                                    ------------
                                                                     129,511,152
                                                                    ------------
   BELGIUM - 3.23%
   Electrabel                                              39,552     14,741,452
  +Fortis                                               1,029,478     26,125,472
                                                                    ------------
                                                                      40,866,924
                                                                    ------------
   FINLAND - 1.14%
   UPM-Kymmene                                            732,356     14,439,698
                                                                    ------------
                                                                      14,439,698
                                                                    ------------
   FRANCE - 7.22%
  ^Compagnie de Saint-Gobain                              472,000     25,847,547
   Societe Generale                                       311,642     28,820,040
  ^Total                                                  177,128     36,726,455
                                                                    ------------
                                                                      91,394,042
                                                                    ------------
   GERMANY - 6.52%
   Bayer                                                  895,777     25,353,277
  +Bayerische Hypo-Und
    Vereinsbank                                           924,597     18,065,412
   RWE                                                    742,268     39,184,384
                                                                    ------------
                                                                      82,603,073
                                                                    ------------
   HONG KONG - 2.94%
   Hong Kong Electric                                   4,105,900     18,357,700
   Wharf Holdings                                       5,749,013     18,908,797
                                                                    ------------
                                                                      37,266,497
                                                                    ------------
   ITALY - 3.18%
   Banca Intesa                                         9,852,230     40,229,419
                                                                    ------------
                                                                      40,229,419
                                                                    ------------
   JAPAN - 15.01%
   Canon                                                  614,100     30,245,248
   Eisai                                                  379,900     10,911,527

                                                                        Market
                                                           Number        Value
                                                        of Shares      (U.S.$)
--------------------------------------------------------------------------------

   Hitachi                                              2,528,000    $15,878,859
   KDDI                                                       870      4,178,360
   Matsushita Electric
    Industrial                                          1,446,000     20,929,485
   Millea Holdings                                          1,033     13,618,985
   Murata Manufacturing                                   326,800     15,541,388
   Takeda Pharmaceutical                                  851,600     41,060,287
   Toyota Motor                                           657,200     25,560,185
   West Japan Railway                                       3,045     12,129,532
   Yokohama Reito                                           1,000          6,573
                                                                    ------------
                                                                     190,060,429
                                                                    ------------
   NETHERLANDS - 7.08%
   ING Groep                                            1,326,399     35,010,351
   Reed Elsevier                                        1,421,432     18,623,766
  ^Royal Dutch Petroleum                                  664,730     36,012,818
                                                                    ------------
                                                                      89,646,935
                                                                    ------------
   NEW ZEALAND - 2.19%
  ^Telecom Corporation of
   New Zealand                                          7,028,337     27,742,652
                                                                    ------------
                                                                      27,742,652
                                                                    ------------
   REPUBLIC OF KOREA - 1.64%
   POSCO ADR                                              556,081     20,791,869
                                                                    ------------
                                                                      20,791,869
                                                                    ------------
   SINGAPORE - 2.28%
   Jardine Matheson Holdings                              867,215     12,834,782
   Oversea-Chinese Banking                              1,931,000     16,002,282
                                                                    ------------
                                                                      28,837,064
                                                                    ------------
   SOUTH AFRICA - 1.61%
   Sasol                                                1,033,922     20,401,384
                                                                    ------------
                                                                      20,401,384
                                                                    ------------
   SPAIN - 7.40%
  ^Banco Santander Central
   Hispanoamericano                                     2,227,734     24,795,654
  ^Iberdrola                                            1,222,556     26,686,414
   Telefonica                                           2,565,444     42,228,048
                                                                    ------------
                                                                      93,710,116
                                                                    ------------
   TAIWAN - 0.02%
   Chunghwa Telecom ADR                                    16,000        301,600
                                                                    ------------
                                                                         301,600
                                                                    ------------

                                   2004 Annual Report o Delaware Pooled Trust 91

                                                                          Market
                                                        Number             Value
                                                     of Shares           (U.S.$)
--------------------------------------------------------------------------------

UNITED KINGDOM - 24.79%
Aviva                                                1,266,046      $ 12,642,780
BG Group                                             4,422,971        28,790,205
BOC Group                                              996,479        16,012,691
Boots                                                2,679,616        32,380,528
BP Amoco                                             2,925,144        28,272,636
Brambles Industries                                  3,415,277        16,489,335
GKN                                                  3,076,618        12,091,981
GlaxoSmithKline                                      1,998,109        42,029,830
GUS                                                    679,796        11,091,981
HBOS                                                 2,160,181        28,913,918
Intercontinental Hotels
  Group                                              1,869,319        22,845,772
Lloyds TSB Group                                     3,827,011        30,222,721
Mitchells & Butlers                                  1,647,329         8,587,351
Rio Tinto                                              901,129        23,512,215
                                                                    ------------
                                                                     313,883,944
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCK
(COST $1,018,706,610)                                              1,221,686,798
================================================================================

                                                     Principal
                                                        Amount
                                                      (U.S. $)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 4.01%
With BNP Paribas 1.77%
   11/1/04 (dated 10/29/04,
   to be repurchased at
   $26,265,874, collateralized
   by $27,010,000 U.S. Treasury
   Bills due 3/24/05,
   market value
   $26,794,780)                                       $26,262,000     26,262,000
With UBS Warburg 1.77%
   11/1/04 (dated 10/29/04,
   to be repurchased at
   $24,459,607, collateralized
   by $4,217,000 U.S. Treasury
   Notes 1.625% due 10/31/05,
   market value $4,224,805,
   $8,433,000 U.S. Treasury
   Notes 1.875% due 11/30/05,
   market value $8,461,565 and
   $11,400,000 U.S. Treasury
   Notes 6.50% due 10/15/06,
   market value
   $12,276,591)                                        24,456,000     24,456,000
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
(COST $50,718,000)                                                    50,718,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES BEFORE
SECURITIES LENDING COLLATERAL - 100.49%
(COST $1,069,424,610)                                              1,272,404,798
================================================================================

                                                      Principal           Market
                                                         Amount            Value
                                                        (U.S.$)          (U.S.$)
--------------------------------------------------------------------------------

SECURITIES LENDING COLLATERAL## - 8.21%
Allied Irish Dublin
   1.80% 11/10/04                                  $  4,155,323      $ 4,155,288
Barclays London
   1.92% 1/31/05                                        831,332          831,058
Bear Stearns
   1.93% 3/18/05                                      3,743,696        3,747,803
Calyon 1.82% 4/19/05                                  4,155,285        4,154,862
CDC IXIS 1.49% 11/12/04                               3,324,492        3,324,231
Corporate Asset Funding
   1.75% 11/8/04                                      2,901,945        2,900,925
Credit Swiss First Boston NY
   1.60% 12/13/04                                     3,325,227        3,324,231
Deutsche Bank Financial
   1.95% 2/22/05                                        831,155          831,481
Deutsche Bank London
   1.96% 12/31/04                                     3,324,591        3,324,231
Fannie Mae
   1.94% 12/29/04                                     3,319,605        3,308,865
Fortis Bank London
   1.80% 11/10/04                                     3,739,791        3,739,760
General Electric Capital
   1.93% 2/3/05                                       1,247,029        1,247,750
Goldman Sachs Group LP
   1.80% 12/21/04                                     1,911,817        1,911,433
   2.06% 12/8/04                                      1,952,986        1,952,985
Merrill Lynch Mortgage Capital
   1.98% 11/12/04                                     3,324,231        3,324,231
Morgan Stanley
   1.90% 11/1/04                                     12,053,399       12,053,399
   1.96% 3/10/05                                      3,324,098        3,324,231
   1.99% 11/29/05                                       829,797          831,058
Nordea Bank New York
   1.81% 5/13/05                                      4,166,588        4,165,869
Pfizer 1.80% 11/29/05                                 3,989,077        3,989,077
Proctor and Gamble
   1.83% 11/29/05                                     4,155,288        4,155,288
Rabobank, New York
   1.88% 3/2/05                                       4,155,083        4,154,768
Royal Bank of Canada
   1.89% 6/27/05                                      4,155,327        4,154,456
Sigma Finance
   1.82% 9/30/05                                      3,904,995        3,904,995
Societe Generale
   1.84% 6/14/05                                      2,085,299        2,084,676
   1.96% 12/8/04                                      3,323,924        3,324,023
Union Bank of Switzerland
   1.13% 12/20/04                                     4,158,658        4,155,288
Wachovia Bank N.A
   1.94% 11/15/04                                     3,324,635        3,324,945
Wells Fargo 1.84% 11/29/05                            4,154,387        4,155,288
Wilmington Trust
   2.05% 1/5/05                                       4,155,307        4,155,449
--------------------------------------------------------------------------------
TOTAL SECURITIES LENDING COLLATERAL
(COST $104,011,944)                                                  104,011,944
================================================================================

92 Delaware Pooled Trust o 2004 Annual Report

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 108.70%
(COST $1,173,436,554)                                            $1,376,416,742#
================================================================================
--------------------------------------------------------------------------------
OBLIGATION TO RETURN SECURITIES LENDING
COLLATERAL - (8.21%)##                                             (104,011,944)
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
OTHER ASSETS - (0.49%)                                               (6,159,273)
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 71,734,993
   SHARES OUTSTANDING; EQUIVALENT
   TO $17.65 PER SHARE - 100.00%                                 $1,266,245,525
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2004:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                            $1,052,340,606
Undistributed net investment income*                                 13,019,869
Accumulated net realized loss
   on investments                                                    (2,454,410)
Net unrealized appreciation of
   investments and foreign currencies                               203,339,460
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                 $1,266,245,525
================================================================================

 +Non-income producing security for the year ended October 31, 2004. *Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
**Securities have been classified by country of origin. Classification by type of business has been presented in Note #15 in "Notes to Financial Statements." ^Fully or partially on loan.
 #Includes $98,839,013 of securities loaned.
##See Note #11 in "Notes to Financial Statements."

  ADR - American Depositary Receipts

See accompanying notes

DELAWARE POOLED TRUST--THE LABOR SELECT
INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS
OCTOBER 31, 2004
                                                                          Market
                                                        Number             Value
                                                     of Shares           (U.S.$)
--------------------------------------------------------------------------------

 COMMON STOCK - 93.27%**
 AUSTRALIA - 10.06%
 Amcor                                                1,468,729      $ 8,370,622
 Coles Myer                                             983,009        7,004,827
 Foster's Group                                       3,144,324       11,860,696
 National Australia Bank                                507,635       10,719,361
 Orica                                                   11,786          149,484
 Telstra                                              1,959,586        6,835,539
^Wesfarmers                                              21,688          562,945
                                                                     -----------
                                                                      45,503,474
                                                                     -----------
 BELGIUM - 3.70%
 Electrabel                                              20,570        7,666,658
+Fortis                                                 357,219        9,065,289
                                                                     -----------
                                                                      16,731,947
                                                                     -----------
 FINLAND - 1.44%
 UPM-Kymmene                                            330,152        6,509,533
                                                                     -----------
                                                                       6,509,533
                                                                     -----------
 FRANCE - 5.39%
 Societe Generale                                       160,604       14,852,343
^Total                                                   45,908        9,518,755
                                                                     -----------
                                                                      24,371,098
                                                                     -----------
 GERMANY - 7.89%
 Bayer                                                  322,345        9,123,367
+Bayerische Hypo-Und
   Vereinsbank                                          531,086       10,376,724
 RWE                                                    306,488       16,179,524
                                                                     -----------
                                                                      35,679,615
                                                                     -----------
 HONG KONG - 2.98%
 Hong Kong Electric                                   1,541,500        6,892,130
 Wharf Holdings                                       2,001,000        6,581,391
                                                                     -----------
                                                                      13,473,521
                                                                     -----------
 ITALY - 3.40%
 Banca Intesa                                         3,769,532       15,392,057
                                                                     -----------
                                                                      15,392,057
                                                                     -----------
 JAPAN - 12.95%
 Canon                                                  228,700       11,263,781
 Eisai                                                  124,500        3,575,902
 KDDI                                                        57          273,755
 Kinki Coca-Cola Bottling                                22,000          192,674

                                   2004 Annual Report o Delaware Pooled Trust 93

                                                                          Market
                                                        Number             Value
                                                     of Shares           (U.S.$)
--------------------------------------------------------------------------------

 Matsushita Electric Industrial                        623,000      $  9,017,337
 Millea Holdings                                           443         5,840,475
 Murata Manufacturing                                  162,800         7,742,160
 Takeda Pharmaceutical                                 307,100        14,806,968
 West Japan Railway                                      1,363         5,429,410
^Yokohama Reito                                         67,000           440,399
                                                                    ------------
                                                                      58,582,861
                                                                    ------------
 NETHERLANDS - 7.22%
 ING Groep                                             484,360        12,784,701
 Reed Elsevier                                         562,056         7,364,122
 Royal Dutch Petroleum                                 231,286        12,530,291
                                                                    ------------
                                                                      32,679,114
                                                                    ------------
 NEW ZEALAND - 2.41%
^Telecom Corporation of
   New Zealand                                       2,761,577        10,900,654
                                                                    ------------
                                                                      10,900,654
                                                                    ------------
 SPAIN - 7.65%
^Banco Santander Central
   Hispanoamericano                                    970,445        10,801,477
^Iberdrola                                             647,065        14,124,380
 Telefonica                                            588,616         9,688,812
                                                                    ------------
                                                                      34,614,669
                                                                    ------------
 UNITED KINGDOM - 28.18%
 Aviva                                                 445,933         4,453,103
 BG Group                                            2,019,848        13,147,687
 BHP Billiton                                          495,282         5,023,041
 BOC Group                                             376,207         6,045,372
 Boots                                               1,161,366        14,033,968
 BP Amoco                                              994,615         9,613,334
 Brambles Industries                                 2,363,489        11,411,186
 GKN                                                 1,296,745         5,096,575
 GlaxoSmithKline                                       667,040        14,031,056
 GUS                                                   229,908         3,751,324
 HBOS                                                  927,967        12,420,793
 Intercontinental Hotels Group                         409,239         5,001,490
 Lloyds TSB Group                                    1,374,372        10,853,708
 Mitchells & Butlers                                   855,290         4,458,536
 Northern Foods                                      2,971,127         8,165,994
                                                                    ------------
                                                                     127,507,167
                                                                    ------------
--------------------------------------------------------------------------------
 TOTAL COMMON STOCK
 (COST $359,027,589)                                                 421,945,710
================================================================================

                                                      Principal           Market
                                                         Amount            Value
                                                        (U.S.$)          (U.S.$)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 3.30%
With BNP Paribas 1.77%
   11/1/04 (dated 10/29/04,
   to be repurchased at
   $7,746,142, collateralized
   by $7,966,000 U.S. Treasury
   Bills due 3/24/05, market
   value $7,902,447)                                 $7,745,000     $  7,745,000
With UBS Warburg 1.77%
   11/1/04 (dated 10/29/04,
   to be repurchased at
   $7,214,064, collateralized by
   $1,244,000 U.S. Treasury
   Notes 1.625% due 10/31/05,
   market value $1,246,000,
   $2,487,000 U.S. Treasury
   Notes 1.875% due 11/30/05,
   market value $2,495,526 and
   $3,362,000 U.S. Treasury
   Notes 6.50% due 10/15/06,
   market value $3,620,672)                           7,213,000        7,213,000
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
(COST $14,958,000)                                                    14,958,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES BEFORE
SECURITIES LENDING COLLATERAL - 96.57%
(COST $373,985,589)                                                  436,903,710
================================================================================

SECURITIES LENDING COLLATERAL## - 6.28%
Allied Irish Dublin
   1.80% 11/10/04                                     1,134,627        1,134,617
Barclays London
   1.92% 1/31/05                                        226,998          226,923
Bear Stearns
   1.93% 3/18/05                                      1,022,230        1,023,351
Calyon 1.82% 4/19/05                                  1,134,616        1,134,501
CDC IXIS 1.49% 11/12/04                                 907,765          907,694
Corporate Asset Funding
   1.75% 11/8/04                                        792,387          792,108
Credit Swiss First Boston NY
   1.60% 12/13/04                                       907,966          907,693
Deutsche Bank Financial
   1.95% 2/22/05                                        226,950          227,039
Deutsche Bank London
   1.96% 12/31/04                                       907,792          907,694
Fannie Mae 1.94% 12/29/04                               906,430          903,498
Fortis Bank London
   1.80% 11/10/04                                     1,021,164        1,021,155
General Electric Capital
   1.93% 2/3/05                                         340,506          340,703
Goldman Sachs Group LP
   1.80% 12/21/04                                       522,029          521,924
   2.06% 12/8/04                                        533,270          533,270

94 Delaware Pooled Trust o 2004 Annual Report

                                                      Principal           Market
                                                         Amount            Value
                                                        (U.S.$)          (U.S.$)
--------------------------------------------------------------------------------

Merrill Lynch Mortgage Capital
   1.98% 11/12/04                                    $  907,694       $  907,694
Morgan Stanley
   1.90% 11/1/04                                      3,291,226        3,291,226
   1.96% 3/10/05                                        907,657          907,694
   1.99% 11/29/05                                       226,579          226,923
Nordea Bank New York
   1.81% 5/13/05                                      1,137,702        1,137,506
Pfizer
   1.80% 11/29/05                                     1,089,232        1,089,232
Proctor and Gamble
   1.83% 11/29/05                                     1,134,617        1,134,617
Rabobank, New York
   1.88% 3/2/05                                       1,134,561        1,134,475
Royal Bank of Canada
   1.89% 6/27/05                                      1,134,628        1,134,390
Sigma Finance
   1.82% 9/30/05                                      1,066,273        1,066,273
Societe Generale
   1.84% 6/14/05                                        569,399          569,229
   1.96% 12/8/04                                        907,610          907,637
Union Bank of Switzerland
   1.13% 12/20/04                                     1,135,537        1,134,617
Wachovia Bank N.A
   1.94% 11/15/04                                       907,804          907,889
Wells Fargo
   1.84% 11/29/05                                     1,134,371        1,134,617
Wilmington Trust
   2.05% 1/5/05                                       1,134,622        1,134,661
--------------------------------------------------------------------------------
TOTAL SECURITIES LENDING COLLATERAL
(COST $28,400,850)                                                    28,400,850
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 102.85%
(COST $402,386,439)                                                $465,304,560#
================================================================================
--------------------------------------------------------------------------------
OBLIGATION TO RETURN SECURITIES LENDING
COLLATERAL - (6.28%)##                                              (28,400,850)
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
  NET OF LIABILITIES - 3.43%                                         15,509,324
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 29,460,571
  SHARES OUTSTANDING; EQUIVALENT TO $15.36
  PER SHARE - 100.00%                                              $452,413,034
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
  AT OCTOBER 31, 2004:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                              $380,258,470
Undistributed net investment income*                                  3,071,919
Accumulated net realized gain on investments                          5,999,018
Net unrealized appreciation of investments
   and foreign currencies                                            63,083,627
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   $452,413,034
================================================================================

 +Non-income producing security for the year ended October 31, 2004. *Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
**Securities have been classified by country of origin. Classification by type of business has been presented in Note #15 in "Notes to Financial Statements". ^Fully or partially on loan.
 #Includes $27,056,374 of securities loaned.
##See Note #11 in "Notes to Financial Statements"

See accompanying notes

                                   2004 Annual Report o Delaware Pooled Trust 95

DELAWARE POOLED TRUST -- THE EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS
OCTOBER 31, 2004
                                                                          Market
                                                          Number           Value
                                                       of Shares         (U.S.$)
--------------------------------------------------------------------------------

 COMMON STOCK - 97.49%**
 BRAZIL - 12.87%
+Caemi Mineracao e
   Metalurgia                                          7,455,000     $ 4,463,603
 Cia de Saneamento Basico
   do Estado de Sao Paulo                            186,670,000       7,562,227
 Cia de Saneamento Basico
   do Estado de Sao
   Paulo ADR                                              96,400         968,820
 Cia Siderurgica Nacional                                663,100       9,809,515
 Cia Vale do Rio Doce ADR                                250,800       4,564,560
 Companhia de Concessoes
   Rodoviarias                                           451,000       6,490,231
 Investimentos Itau                                    9,081,000      13,163,635
 Petroleo Brasileiro                                     344,700      11,237,220
 Petroleo Brasiliero ADR                                   7,932         281,665
 Petroleo Brasileiro Preferred
   Shares                                                 16,500         539,601
 Ultrapar Participacoes                              580,900,000       9,315,553
 Votorantim Celulose e
   Papel ADR                                             344,400      11,899,020
                                                                     -----------
                                                                      80,295,650
                                                                     -----------
 CHILE - 2.61%
 AFP Provida                                             501,911         829,369
 AFP Provida ADR                                         154,829       3,825,825
 Banco Santander Chile ADR                               272,700       7,624,691
 Empresa Nacional
   de Electricidad                                     1,657,149         922,635
 Empresa Nacional
   de Electricidad ADR                                   185,100       3,091,170
                                                                     -----------
                                                                      16,293,690
                                                                     -----------
^CHINA - 6.69%
 Asia Aluminum                                        56,714,000       6,412,149
 Beijing Capital International
   Airport                                            11,698,000       4,208,238
 China Merchants Holdings
   International                                       1,986,000       2,934,322
 Fountain Set                                          9,062,000       6,810,995
 Guangshen Railway                                    20,492,000       5,792,122
 Texwinca Holdings                                     7,326,000       6,635,699
 Zhejiang Expressway                                  13,288,000       8,962,921
                                                                     -----------
                                                                      41,756,446
                                                                     -----------

                                                                          Market
                                                          Number           Value
                                                       of Shares         (U.S.$)
--------------------------------------------------------------------------------

 CROATIA - 1.04%
 Pliva GDR                                               427,803     $ 6,459,825
                                                                     -----------
                                                                       6,459,825
                                                                     -----------
 CZECH REPUBLIC - 2.35%
 Cesky Telecom                                           500,651       6,558,641
 Philip Morris                                            13,802       8,078,713
                                                                     -----------
                                                                      14,637,354
                                                                     -----------
 EGYPT - 1.87%
 MobiNil - Egyptian Mobile
   Services                                              630,214      11,685,766
                                                                     -----------
                                                                      11,685,766
                                                                     -----------
 ESTONIA - 2.58%
 Eesti Telekom                                           197,621       1,749,631
+Eesti Telekom GDR                                       295,461       7,840,057
#Eesti Telekom GDR 144A                                   53,323       1,416,286
 Hansabank                                               503,178       5,056,534
                                                                     -----------
                                                                      16,062,508
                                                                     -----------
 HUNGARY - 3.33%
 Gedeon Richter                                            9,342       1,097,261
 Gedeon Richter GDR                                       36,760       4,305,515
#Gedeon Richter GDR 144A                                     400          46,982
 Matav Magyar Tavkozlesi                               2,211,701       9,225,744
 OTP Bank                                                242,245       6,105,535
                                                                     -----------
                                                                      20,781,037
                                                                     -----------
 INDIA - 2.82%
 Gas Authority of India GDR                              119,619       3,086,170
#Gas Authority of India
   GDR 144A                                               37,993         978,867
 ICICI Bank ADR                                          311,648       4,911,572
 Ranbaxy Laboratories GDR                                353,833       8,580,451
                                                                     -----------
                                                                      17,557,060
                                                                     -----------
 INDONESIA - 2.62%
 HM Sampoerna                                         15,611,500      10,293,296
 IRP Telekomunikasi
   Indonesia                                          12,616,000       6,030,725
                                                                     -----------
                                                                      16,324,021
                                                                     -----------
 ISRAEL - 1.98%
 Bank Hapoalim                                         4,538,165      12,323,619
                                                                     -----------
                                                                      12,323,619
                                                                     -----------

96 Delaware Pooled Trust o 2004 Annual Report

                                                                          Market
                                                          Number           Value
                                                       of Shares         (U.S.$)
--------------------------------------------------------------------------------

 LUXEMBOURG - 0.71%
 Tenaris ADR                                              98,800     $ 4,423,276
                                                                     -----------
                                                                       4,423,276
                                                                     -----------
 MALAYSIA - 6.34%
 Hong Leong Bank                                       4,413,300       6,097,322
 Malaysia International
   Shipping                                            2,575,100       9,148,382
 PLUS Expressways                                     14,329,300       9,691,132
 Public Bank                                           3,526,700       5,986,109
 Tanjong                                               2,536,800       8,611,768
                                                                     -----------
                                                                      39,534,713
                                                                     -----------
 MEXICO - 9.35%
 Cemex de C.V                                          1,980,052      11,434,520
 Cemex de C.V. ADR                                        60,940       1,766,041
 Grupo Aeroportuario del
   Sureste de C.V. ADR                                   323,900       7,420,549
 Grupo Continental                                     3,510,800       5,476,516
+Hylsamex de C.V                                       4,144,200       9,073,382
 Kimberly-Clark
   de Mexico de C.V                                    3,252,900       9,733,808
 Telefonos de Mexico
   de C.V. ADR                                           392,000      13,422,081
                                                                     -----------
                                                                      58,326,897
                                                                     -----------
 PANAMA - 0.44%
 Banco Latinoamericano
   Export                                                149,100       2,733,003
                                                                     -----------
                                                                       2,733,003
                                                                     -----------
 POLAND - 1.29%
 Bank Pekao                                              211,587       8,030,812
                                                                     -----------
                                                                       8,030,812
                                                                     -----------
 REPUBLIC OF KOREA - 13.50%
 Hyundai Motor                                            91,480       4,437,127
 Hyundai Motor Preferred                                 157,760       4,368,522
 Kia Motors                                              748,550       7,020,790
+Kookmin Bank                                            120,820       4,036,327
 Kookmin Bank ADR                                          3,570         120,059
 Korea Electric Power                                    485,360      10,036,698
 Korea Gas                                               326,230       9,936,974
 KT ADR                                                  577,788      10,665,966
#KT&G GDR 144A                                           894,821      11,901,120
 POSCO                                                    36,030       5,390,822
 POSCO ADR                                                98,594       3,686,430
 Samsung Electronics                                      13,640       5,354,873
#Samsung Electronics
   GDR 144A                                                4,102         805,194
 Samsung Electronics Preferred                            24,140       6,468,959
                                                                     -----------
                                                                      84,229,861
                                                                     -----------

                                                                          Market
                                                          Number           Value
                                                       of Shares         (U.S.$)
--------------------------------------------------------------------------------

RUSSIA - 0.92%
LUKOIL ADR                                                 46,341  $   5,766,674
                                                                   -------------
                                                                       5,766,674
                                                                   -------------
SOUTH AFRICA - 12.15%
African Bank Investments                                3,781,127      8,775,039
Alexander Forbes                                        6,343,547     12,002,001
Aspen Pharmacare Holdings                               2,912,049      7,661,420
Impala Platinum Holdings                                  150,855     12,083,100
Nampak                                                  3,280,274      7,889,705
Sasol                                                     630,301     12,437,121
Steinhoff International
   Holdings                                             8,626,847     14,948,998
                                                                   -------------
                                                                      75,797,384
                                                                   -------------
TAIWAN - 7.06%
Asustek Computer                                        3,893,612      8,625,274
China Steel GDR                                           342,468      6,780,866
Chunghwa Telecom ADR                                      870,203     16,403,327
Pihsiang Machinery
   Manufacturing                                        2,708,900      5,230,476
President Chain Store                                   4,653,376      6,965,089
                                                                   -------------
                                                                      44,005,032
                                                                   -------------
THAILAND - 3.70%
Advanced Info Service                                   2,607,400      5,936,732
Land & Houses NVDR                                     34,258,900      7,508,343
Thai Union Frozen
   Products                                             3,905,713      2,377,763
Thai Union Frozen
   Products NVDR                                       11,156,587      7,267,471
                                                                   -------------
                                                                      23,090,309
                                                                   -------------
UNITED KINGDOM - 1.27%
Vedanta Resources                                       1,212,880      7,906,046
                                                                   -------------
                                                                       7,906,046
                                                                   -------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCK
(COST $507,942,602)                                                  608,020,983
================================================================================

                                   2004 Annual Report o Delaware Pooled Trust 97

                                                      Principal           Market
                                                         Amount            Value
                                                        (U.S.$)          (U.S.$)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 2.67%
With BNP Paribas 1.77%
   11/1/04 (dated 10/29/04,
   to be repurchased at
   $8,617,271, collateralized by
   $8,862,000 U.S. Treasury
   Bills due 3/24/05, market
   value $8,791,063)                                 $8,616,000       $8,616,000
With UBS Warburg 1.77%
   11/1/04 (dated 10/29/04,
   to be repurchased at
   $8,025,184, collateralized
   by $1,383,000 U.S. Treasury
   Notes 1.625% due 10/31/05,
   market value $1,386,110,
   $2,767,000 U.S. Treasury
   Notes 1.875% due 11/30/05,
   market value $2,776,143
   and $3,740,000 U.S. Treasury
   Notes 6.50% due 10/15/06,
   market value $4,027,810)                           8,024,000        8,024,000
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
(COST $16,640,000)                                                    16,640,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 100.16%
(COST $524,582,602)                                                $624,660,983
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
   OTHER ASSETS - (0.16%)                                            (1,012,294)
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 45,389,846
   SHARES OUTSTANDING; EQUIVALENT
   TO $13.74 PER SHARE - 100.00%                                   $623,648,689
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2004:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                              $471,380,094
Undistributed net investment income*                                  8,993,681
Accumulated net realized gain
   on investments                                                    43,991,002
Net unrealized appreciation of investments
   and foreign currencies                                            99,283,912
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   $623,648,689
================================================================================

 +Non-income producing security for the year ended October 31, 2004.
 #Security exempt from registration under Rule 144A of the Securities Act of
  1933. See Note #12 in "Notes to Financial Statements".
 *Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
**Securities have been classified by country of origin. Classification by type of business has been presented in Note #15 in "Notes to Financial Statements." ^Securities listed and traded on the Hong Kong Stock Exchange.

  ADR - American Depositary Receipts
  GDR - Global Depositary Receipts
  NVDR - Non-Voting Depositary Receipts

See accompanying notes

98 Delaware Pooled Trust o 2004 Annual Report

DELAWARE POOLED TRUST -- THE GLOBAL FIXED INCOME PORTFOLIO
STATEMENT OF NET ASSETS
OCTOBER 31, 2004

                                                                          Market
                                                         Principal         Value
                                                           Amount*       (U.S.$)
--------------------------------------------------------------------------------

 BONDS - 98.10%
 AUSTRALIA - 3.03%
 New South Wales Treasury
   8.00% 3/1/08                                  AUD     2,400,000   $ 1,932,572
^Queensland Treasury
   6.00% 8/14/13                                 AUD     8,000,000     6,203,880
                                                                     -----------
                                                                       8,136,452
                                                                     -----------
 AUSTRIA - 8.60%
^Oesterreichesche Kontrollbank
   1.80% 3/22/10                                 JPY   850,000,000     8,481,173
   5.25% 4/25/08                                 EUR     2,659,000     3,641,475
 Republic of Austria
   4.50% 9/28/05                                 JPY   400,000,000     3,917,940
   5.25% 1/4/11                                  EUR     1,600,000     2,240,735
#Republic of
   Austria 144A
   5.50% 10/20/07                                EUR     3,500,000     4,799,943
                                                                     -----------
                                                                      23,081,266
                                                                     -----------
 BELGIUM - 3.95%
 Kingdom of Belgium
   5.75% 9/28/10                                 EUR     7,400,000    10,599,512
                                                                     -----------
                                                                      10,599,512
                                                                     -----------
 CANADA - 1.49%
^Canada Government
   0.70% 3/20/06                                 JPY   420,000,000     3,986,452
                                                                     -----------
                                                                       3,986,452
                                                                     -----------
 FINLAND - 4.02%
 Republic of Finland
   5.75% 2/23/11                                 EUR     7,500,000    10,779,011
                                                                     -----------
                                                                      10,779,011
                                                                     -----------
 FRANCE - 4.38%
 Government of France
   4.00% 10/25/09                                EUR     8,900,000    11,746,279
                                                                     -----------
                                                                      11,746,279
                                                                     -----------
 GERMANY - 9.52%
 Deutschland Republic
   4.00% 2/16/07                                 EUR     6,500,000     8,536,715
   4.50% 1/4/13                                  EUR     4,300,000     5,770,157
   4.75% 7/4/28                                  EUR     4,500,000     5,901,951
 Kredit Fuer Wiederaufbau
   5.25% 7/4/12                                  EUR     3,800,000     5,335,450
                                                                     -----------
                                                                      25,544,273
                                                                     -----------

                                                                          Market
                                                         Principal         Value
                                                           Amount*       (U.S.$)
--------------------------------------------------------------------------------

 ITALY - 5.84%
 Republic of Italy
   0.375% 10/10/06                             JPY     400,000,000   $ 3,781,411
   0.65% 3/20/09                               JPY     550,000,000     5,213,937
   3.80% 3/27/08                               JPY     460,000,000     4,829,190
   6.00% 5/29/08                               USD       1,700,000     1,849,299
                                                                     -----------
                                                                      15,673,837
                                                                     -----------
 NETHERLANDS - 5.59%
 Bank Nederlandse Gemeenten
   6.00% 3/26/12                               USD       2,000,000     2,240,188
 Netherlands Government
   4.25% 7/15/13                               EUR       1,500,000     1,970,328
   5.25% 7/15/08                               EUR       4,000,000     5,504,608
   7.50% 1/15/23                               EUR       3,000,000     5,291,477
                                                                     -----------
                                                                      15,006,601
                                                                     -----------
 NORWAY - 4.66%
 A/S Eksportfinans
   1.80% 6/21/10                               JPY   1,260,000,000    12,516,775
                                                                     -----------
                                                                      12,516,775
                                                                     -----------
 POLAND - 8.75%
 Poland Government
   5.00% 10/24/13                              PLZ      58,000,000    15,020,102
   5.75% 6/24/08                               PLZ       3,000,000       847,418
   6.00% 5/24/09                               PLZ      10,000,000     2,824,488
   6.00% 11/24/09                              PLZ      17,000,000     4,789,421
                                                                     -----------
                                                                      23,481,429
                                                                     -----------
 SPAIN - 3.88%
^Kingdon of Spain
   3.10% 9/20/06                               JPY   1,050,000,000    10,418,978
                                                                     -----------
                                                                      10,418,978
                                                                     -----------
 SUPRANATIONAL - 11.24%
 Council of Europe
   Development Bank
   6.125% 1/25/11                              USD       2,000,000     2,257,316
 European Investment Bank
  ^2.125% 9/20/07                              JPY     300,000,000     2,969,766
   5.00% 4/15/08                               EUR       6,000,000     8,161,921
 Inter-American
   Development Bank
   5.50% 3/30/10                               EUR       6,980,000     9,834,456

                                   2004 Annual Report o Delaware Pooled Trust 99

                                                                          Market
                                                         Principal         Value
                                                           Amount*       (U.S.$)
--------------------------------------------------------------------------------

 International Bank
   Reconstruction &
   Development
   2.00% 2/18/08                                 JPY   700,000,000  $  6,949,486
                                                                    ------------
                                                                      30,172,945
                                                                    ------------
 SWEDEN - 14.79%
 Swedish Government
   3.50% 4/20/06                                 SEK    31,000,000     4,413,230
   5.00% 1/28/09                                 SEK    42,000,000     6,254,125
   5.50% 10/8/12                                 SEK    90,000,000    13,857,215
   6.75% 5/5/14                                  SEK    90,000,000    15,140,950
                                                                    ------------
                                                                      39,665,520
                                                                    ------------
 UNITED KINGDOM - 5.40%
 J. Sainsbury
   6.125% 4/5/17                                 GBP       404,000       712,764
    SL Finance
   6.375% 7/12/22                                EUR     1,000,000     1,420,763
 U.K. Treasury
   5.75% 12/7/09                                 GBP     4,100,000     7,884,249
   8.00% 12/7/15                                 GBP     1,900,000     4,464,854
                                                                    ------------
                                                                      14,482,630
                                                                    ------------
 UNITED STATES - 2.96%
^Fannie Mae
   2.125% 10/9/07                                JPY   230,000,000     2,280,944
 KFW International
   Finance
   1.00% 12/20/04                                JPY   480,000,000     4,525,502
 U.S. Treasury
   4.375% 5/15/07                                USD     1,100,000     1,145,246
                                                                    ------------
                                                                       7,951,692
                                                                    ------------
--------------------------------------------------------------------------------
 TOTAL BONDS (COST $233,717,838)                                     263,243,652
================================================================================

                                                                          Market
                                                         Principal         Value
                                                           Amount*       (U.S.$)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 1.03%
With BNP Paribas 1.77%
   11/1/04 (dated 10/29/04, to
   be repurchased at
   $1,434,212, collateralized
   by $1,475,000 U.S.
   Treasury Bills due
   3/24/05, market
   value $1,462,888)                          USD        1,434,000  $  1,434,000
With UBS Warburg 1.77%
   11/1/04 (dated 10/29/04,
   to be repurchased at
   $1,335,197, collateralized
   by $230,000 U.S.
   Treasury Notes 1.625%
   due 10/31/05, market
   value $230,657, $460,000
   U.S. Treasury Notes
   1.875% due 11/30/05,
   market value $461,968
   and $622,000 U.S.
   Treasury Notes 6.50%
   due 10/15/06, market
   value $670,253)                            USD        1,335,000     1,335,000
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
(COST $2,769,000)                                                      2,769,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES
BEFORE SECURITIES LENDING COLLATERAL - 99.13%
(COST $236,486,838)                                                  266,012,652
================================================================================

SECURITIES LENDING COLLATERAL## - 10.60%
Allied Irish Dublin
   1.80% 11/10/04                             USD        1,136,574     1,136,564
Barclays London
   1.92% 1/31/05                                           227,388       227,313
Bear Stearns
   1.93% 3/18/05                                         1,023,985     1,025,108
Calyon
   1.82% 4/19/05                                         1,136,564     1,136,448
CDC IXIS
   1.49% 11/12/04                                          909,323       909,251
Corporate Asset Funding
   1.75% 11/8/04                                           793,747       793,468
Credit Swiss First Boston NY
   1.60% 12/13/04                                          909,524       909,251
Deutsche Bank Financial
   1.95% 2/22/05                                           227,340       227,429
Deutsche Bank London
   1.96% 12/31/04                                          909,350       909,252


100 Delaware Pooled Trust o 2004 Annual Report

                                                                          Market
                                                         Principal         Value
                                                           Amount*       (U.S.$)
--------------------------------------------------------------------------------

Fannie Mae
   1.94% 12/29/04                             USD          907,986    $  905,049
Fortis Bank London
   1.80% 11/10/04                                        1,022,917     1,022,908
General Electric Capital
   1.93% 2/3/05                                            341,090       341,288
Goldman Sachs Group LP
   1.80% 12/21/04                                          522,925       522,820
   2.06% 12/8/04                                           534,185       534,185
Merrill Lynch Mortgage Capital
   1.98% 11/12/04                                          909,252       909,252
Morgan Stanley
   1.90% 11/1/04                                         3,296,875     3,296,875
   1.96% 3/10/05                                           909,215       909,252
   1.99% 11/29/05                                          226,968       227,313
Nordea Bank New York
   1.81% 5/13/05                                         1,139,655     1,139,459
Pfizer
   1.80% 11/29/05                                        1,091,102     1,091,102
Proctor and Gamble
   1.83% 11/29/05                                        1,136,565     1,136,564
Rabobank, New York
   1.88% 3/2/05                                          1,136,508     1,136,422
Royal Bank of Canada
   1.89% 6/27/05                                         1,136,575     1,136,337
Sigma Finance
   1.82% 9/30/05                                         1,068,104     1,068,104
Societe Generale
   1.84% 6/14/05                                           570,376       570,206
   1.96% 12/8/04                                           909,168       909,195
Union Bank of Switzerland
   1.13% 12/20/04                                        1,137,486     1,136,564
Wachovia Bank N.A.
   1.94% 11/15/04                                          909,362       909,447
Wells Fargo
   1.84% 11/29/05                                        1,136,318     1,136,565
Wilmington Trust
   2.05% 1/5/05                                          1,136,570     1,136,609
--------------------------------------------------------------------------------
TOTAL SECURITIES LENDING COLLATERAL
(COST $28,449,600)                                                    28,449,600
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 109.73%
(COST $264,936,438)                                               $294,462,252++
================================================================================
--------------------------------------------------------------------------------
OBLIGATION TO RETURN SECURITIES LENDING
COLLATERAL - (10.60%)##                                            (28,449,600)
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 0.87%                                        2,339,305
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 21,678,629
   SHARES OUTSTANDING; EQUIVALENT
   TO $12.38 PER SHARE - 100.00%                                  $268,351,957
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2004:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                             $230,618,558
Undistributed net investment income**                               11,818,796
Accumulated net realized loss
   on investments                                                   (3,814,533)
Net unrealized appreciation of investments
   and foreign currencies                                           29,729,136
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                  $268,351,957
================================================================================

*Principal amount is stated in the currency in which each bond is denominated.

AUD - Australian Dollar
EUR - European Monetary Unit
GBP - British Pound Sterling
JPY - Japanese Yen
PLZ - Polish Zloty
SEK - Swedish Krona
USD - U.S. Dollar

 #Security exempt from registration under Rule 144A of the Securities Act of
  1933. See Note #12 in "Notes to Financial Statements."
 +Variable Rate Note - the interest rate shown is rate as of October 31, 2004. **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
 ^Fully or partially on loan.
 ##See Note #11 in "Notes to Financial Statements".
++Includes $27,897,018 of securities loaned.

See accompanying notes

                                  2004 Annual Report o Delaware Pooled Trust 101

DELAWARE POOLED TRUST -- THE INTERNATIONAL FIXED INCOME PORTFOLIO
STATEMENT OF NET ASSETS
OCTOBER 31, 2004

                                                                          Market
                                                         Principal         Value
                                                           Amount*       (U.S.$)
--------------------------------------------------------------------------------

 BONDS - 98.04%
 AUSTRALIA - 3.07%
 New South Wales Treasury
   8.00% 3/1/08                               AUD          700,000    $  563,667
 Queensland Treasury
   6.00% 8/14/13                              AUD        1,700,000     1,318,324
                                                                      ----------
                                                                       1,881,991
                                                                      ----------
 AUSTRIA - 11.00%
 Oesterreichesche
   Kontrollbank
   1.80% 3/22/10                              JPY      220,000,000     2,195,127
   5.25% 4/25/08                              EUR        1,000,000     1,369,490
 Republic of Austria
   5.25% 1/4/11                               EUR        1,100,000     1,540,506
#Republic of Austria 144A
   5.50% 10/20/07                             EUR        1,200,000     1,645,695
                                                                      ----------
                                                                       6,750,818
                                                                      ----------
 BELGIUM - 2.57%
 Kingdom of Belgium
   5.75% 9/28/10                              EUR        1,100,000     1,575,603
                                                                      ----------
                                                                       1,575,603
                                                                      ----------
 CANADA - 1.55%
 Canada Government
   0.70% 3/20/06                              JPY      100,000,000       949,155
                                                                      ----------
                                                                         949,155
                                                                      ----------
 FINLAND - 4.70%
 Finnish Government
   5.00% 4/25/09                              EUR        2,100,000     2,883,038
                                                                      ----------
                                                                       2,883,038
                                                                      ----------
 FRANCE - 4.81%
 Government of France
   4.00% 10/25/09                             EUR        2,100,000     2,771,594
   5.50% 4/25/10                              EUR          130,000       183,609
                                                                      ----------
                                                                       2,955,203
                                                                      ----------
 GERMANY - 12.14%
 Deutschland Republic
   4.00% 2/16/07                              EUR        1,000,000     1,313,341
   5.00% 7/4/11                               EUR          410,000       566,594
   6.50% 7/4/27                               EUR          700,000     1,139,710

                                                                          Market
                                                         Principal         Value
                                                           Amount*       (U.S.$)
--------------------------------------------------------------------------------

Kredit Fuer Wiederaufbau
   1.85% 9/20/10                              JPY      250,000,000    $2,498,778
   5.00% 7/4/11                               EUR        1,400,000     1,938,486
                                                                      ----------
                                                                       7,456,909
                                                                      ----------
GREECE - 4.01%
Hellenic Republic
   4.60% 5/20/13                              EUR        1,600,000     2,133,344
   6.30% 1/29/09                              EUR          230,000       329,134
                                                                      ----------
                                                                       2,462,478
                                                                      ----------
ITALY - 5.01%
Republic of Italy
   0.375% 10/10/06                            JPY      200,000,000     1,890,705
   0.65% 3/20/09                              JPY      125,000,000     1,184,986
                                                                      ----------
                                                                       3,075,691
                                                                      ----------
NETHERLANDS - 6.59%
Netherlands Government
   5.75% 2/15/07                              EUR          500,000       680,700
   7.50% 1/15/23                              EUR        1,300,000     2,292,974
PBI Finance
   5.75% 3/19/09                              DEM        1,500,000     1,071,707
                                                                      ----------
                                                                       4,045,381
                                                                      ----------
POLAND - 8.78%
Poland Government
   5.00% 10/24/13                             PLZ       14,500,000     3,755,026
   6.00% 5/24/09                              PLZ        3,500,000       988,571
   6.00% 11/24/09                             PLZ        2,300,000       647,980
                                                                      ----------
                                                                       5,391,577
                                                                      ----------
SPAIN - 4.36%
Kingdom of Spain
   3.10% 9/20/06                              JPY      270,000,000     2,679,166
                                                                      ----------
                                                                       2,679,166
                                                                      ----------
SUPRANATIONAL - 10.64%
European Investment Bank
   2.125% 9/20/07                             JPY       90,000,000       890,930
Inter-American
   Development Bank
   5.50% 3/30/10                              EUR        2,100,000     2,958,790
International Bank for
   Reconstruction
   & Development
   2.00% 2/18/08                              JPY      270,000,000     2,680,516
                                                                      ----------
                                                                       6,530,236
                                                                      ----------

102 Delaware Pooled Trust o 2004 Annual Report

                                                                          Market
                                                         Principal         Value
                                                           Amount*       (U.S.$)
--------------------------------------------------------------------------------

SWEDEN - 14.51%
Swedish Government
   5.00% 1/28/09                              SEK        7,500,000   $ 1,116,808
   5.50% 10/8/12                              SEK       18,400,000     2,833,031
   6.75% 5/5/14                               SEK       21,000,000     3,532,889
   8.00% 8/15/07                              SEK        9,000,000     1,429,603
                                                                     -----------
                                                                       8,912,331
                                                                     -----------
UNITED KINGDOM - 0.58%
   SL Finance
   6.375% 7/12/22                             EUR          250,000       355,191
                                                                     -----------
                                                                         355,191
                                                                     -----------
UNITED STATES - 3.72%
   Fannie Mae Global
   2.125% 10/9/07                             JPY      230,000,000     2,280,944
                                                                     -----------
                                                                       2,280,944
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL BONDS (COST $54,077,716)                                        60,185,712
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 98.04%
(COST $54,077,716)                                                  $60,185,712
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET
   OF LIABILITIES - 1.96%                                             1,200,477
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 4,995,922
   SHARES OUTSTANDING; EQUIVALENT
   TO $12.29 PER SHARE - 100.00%                                    $61,386,189
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2004:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                               $54,136,811
Undistributed net investment income**                                 3,745,561
Accumulated net realized loss
   on investments                                                    (2,644,078)
Net unrealized appreciation of investments
   and foreign currencies                                             6,147,895
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    $61,386,189
================================================================================

*Principal amount is stated in the currency in which each bond is denominated.

AUD - Australian Dollar
DEM - German Mark
EUR - European Monetary Unit
JPY - Japanese Yen
PLZ - Polish Zloty
SEK - Swedish Krona

 +Variable Rate Notes - The interest rate shown is the rate as of October 31,
  2004.
 #Security exempt from registration under Rule 144A of the Securities Act of 1933. See Note #12 in "Notes to Financial Statements".
**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

See accompanying notes.

DELAWARE POOLED TRUST
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2004

                                                          The                 The                The
                                                       Core Focus          High-Yield          Core Plus
                                                      Fixed Income         Bond Fixed           Income
                                                       Portfolio            Portfolio          Portfolio
----------------------------------------------------------------------------------------------------------
ASSETS:
Investments at market                                  $7,573,219          $2,529,387          $46,106,209
Cash                                                       43,227               6,876                    -
Foreign currencies                                              -                   -              269,348
Dividends and interest receivable                          37,304              59,778              335,319
Receivable for securities sold                            731,908             164,914            3,934,965
Swap income receivable                                          -                   -                8,260
Due from DMC                                                6,070                 147                  591
Variation margin receivable on futures contracts                -                   -                1,625
                                                       ---------------------------------------------------
Total assets                                            8,391,728           2,761,102           50,656,317
                                                       ---------------------------------------------------

LIABILITIES:
Cash overdraft                                                  -                   -              333,195
Payable for securities purchased                        2,772,149              56,220           14,515,876
Unrealized depreciation on foreign currency contracts           -                   -                  300
Other accrued expenses                                      3,154               1,762               11,281
                                                       ---------------------------------------------------
Total liabilities                                       2,775,303              57,982           14,860,652
                                                       ---------------------------------------------------

Total net assets                                       $5,616,425          $2,703,120          $35,795,665
                                                       ===================================================

Investments at cost                                    $7,540,608          $2,501,360          $45,769,343
                                                       ===================================================

Foreign currency at cost                               $        -          $        -          $   269,039

See accompanying notes

                                  2004 Annual Report o Delaware Pooled Trust 103

DELAWARE POOLED TRUST
STATEMENTS OF OPERATIONS

                                               Year                     Year                     Year
                                               Ended                    Ended                    Ended
                                             10/31/04                 10/31/04                 10/31/04
-----------------------------------------------------------------------------------------------------------------------

                                               The                      The                      The
                                            Large-Cap                Small-Cap                 All-Cap
                                           Value Equity            Value Equity             Growth Equity
                                            Portfolio                Portfolio                 Portfolio
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                   $  554,873                $ 34,232                 $ 37,638
Interest                                         3,475                   1,793                    5,182
Foreign tax withheld                            (1,121)                      -                      (22)
                                            ---------------------------------------------------------------------------
                                               557,227                  36,025                   42,798
                                            ---------------------------------------------------------------------------
EXPENSES:
Management fees                                134,221                  28,474                   50,567
Accounting and administration expenses           9,082                   1,379                    2,459
Reports and statements to shareholders              68                     476                    1,234
Registration fees                               47,254                   2,049                   17,557
Legal and professional fees                      1,808                     271                    1,033
Dividend disbursing and transfer agent
  fees and expenses                              6,172                     972                      696
Custodian fees                                   4,123                     794                    1,360
Trustees' fees                                   1,312                     407                      554
Pricing fees                                       652                     949                      452
Taxes                                                -                      27                       21
Other                                            2,827                   1,640                    2,006
                                            ---------------------------------------------------------------------------
                                               207,519                  37,438                   77,939
Less expenses absorbed or waived               (42,162)                 (3,752)                 (17,876)
Less expenses paid indirectly                     (191)                    (33)                     (27)
                                            ---------------------------------------------------------------------------

Total expenses                                 165,166                  33,653                   60,036
                                            ---------------------------------------------------------------------------

Net Investment Income (Loss)                   392,061                   2,372                  (17,238)
                                            ---------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments                                  6,484,829                 560,369                  515,170
Futures contracts                                    -                       -                        -
Options written                                      -                       -                        -
Swap agreements                                      -                       -                        -
Foreign currencies                                 156                       -                        -
                                            ---------------------------------------------------------------------------
Net realized gain (loss)                     6,484,985                 560,369                  515,170
Net change in unrealized appreciation/
  depreciation of investments and foreign
  currencies                                (3,384,096)                (18,038)                (381,674)
                                            ---------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES        3,100,889                 542,331                  133,496
                                            ---------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $3,492,950                $544,703                 $116,258
                                            ---------------------------------------------------------------------------

*Commencement of operations.

See accompanying notes

104 Delaware Pooled Trust o 2004 Annual Report

    Year               Year                12/1/03*           Year               Year               6/30/04*            Year
    Ended              Ended                  to              Ended              Ended                 to               Ended
  10/31/04           10/31/04              10/31/04         10/31/04            10/31/04            10/31/04          10/31/04
--------------------------------------------------------------------------------------------------------------------------------

                                                               The
     The                The                  The           Real Estate             The                 The               The
   Mid-Cap           Small-Cap            Small-Cap        Investment          Intermediate         Core Focus        High-Yield
Growth Equity      Growth Equity      Growth II Equity        Trust            Fixed Income        Fixed Income          Bond
  Portfolio          Portfolio            Portfolio        Portfolio II          Portfolio           Portfolio         Portfolio
--------------------------------------------------------------------------------------------------------------------------------
 $  89,721           $  396,484            $  7,439         $ 1,608,336           $  3,275            $   227           $  6,223
    12,387               67,377                 627              26,008            638,575             26,416            354,942
         -                 (188)                (20)                  -                  -                  -                  -
--------------------------------------------------------------------------------------------------------------------------------
   102,108              463,673               8,046           1,634,344            641,850             26,643            361,165
--------------------------------------------------------------------------------------------------------------------------------

   124,176              834,951              13,565             335,174             64,617              3,294             17,970
     6,009               40,447                 648              16,193              5,822                246              1,466
     1,975               10,760                 530               4,945              3,219                157              1,123
    13,648               17,028               3,111              14,419              8,129              2,275              8,647
     2,181               12,844               3,785               6,854              2,404              3,307                298

     2,828               12,160                 329               5,208              2,345                 71                588
     1,726                8,099               4,221               2,190             10,602              2,549              4,235
     1,043                4,216                 269               1,928                868                 46                434
       470                1,123                 518                 443              7,346              1,735              5,151
       125                  112                   5                 723                 84                  -                262
     2,072                4,498               2,129               2,607                315                136                112
--------------------------------------------------------------------------------------------------------------------------------
   156,253              946,238              29,110             390,684            105,751             13,816             40,286
    (3,286)                   -             (12,430)            (19,476)           (36,281)           (10,309)           (16,556)
      (281)                (756)                 (4)               (158)               (37)                 -                (21)
--------------------------------------------------------------------------------------------------------------------------------

   152,686              945,482              16,676             371,050             69,433              3,507             23,709
--------------------------------------------------------------------------------------------------------------------------------

   (50,578)            (481,809)             (8,630)          1,263,294            572,417             23,136            337,456
--------------------------------------------------------------------------------------------------------------------------------




 1,084,623            1,809,253             (51,884)          5,286,771            206,007             38,664            382,308
         -                    -                   -                   -            (86,719)                 -                  -
         -                    -                   -                   -              1,148                  -                  -
         -                    -                   -                   -             (3,737)                 -                  -
         -                   13                   2                   -                  -                  -               (224)
--------------------------------------------------------------------------------------------------------------------------------
 1,084,623            1,809,266             (51,882)          5,286,771            116,699             38,664            382,084


  (203,311)           5,083,736              28,605           4,944,134            184,538             32,611           (145,462)
--------------------------------------------------------------------------------------------------------------------------------


   881,312            6,893,002             (23,277)         10,230,905            301,237             71,275            236,622
--------------------------------------------------------------------------------------------------------------------------------


 $ 830,734           $6,411,193            $(31,907)        $11,494,199           $873,654            $94,411           $574,078
--------------------------------------------------------------------------------------------------------------------------------

*Commencement of operations.

See accompanying notes

                                  2004 Annual Report o Delaware Pooled Trust 105

DELAWARE POOLED TRUST
STATEMENTS OF OPERATIONS CONTINUED

                                                             Year              Year
                                                             Ended             Ended
                                                           10/31/04          10/31/04
------------------------------------------------------------------------------------------------------

                                                             The               The
                                                          Core Plus       International
                                                        Fixed Income         Equity
                                                          Portfolio         Portfolio
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends*                                               $     13,380      $ 33,396,164
Interest                                                      666,258           446,338
Securities lending income                                           -           446,522
Foreign tax withheld                                                -        (3,012,249)
                                                         ---------------------------------------------
                                                              679,638        31,276,775
                                                         ---------------------------------------------

EXPENSES:
Management fees                                                70,574         7,030,704
Accounting and administration expenses                          5,873           338,542
Reports and statements to shareholders                          1,309           104,354
Registration fees                                              16,004            22,150
Legal and professional fees                                     4,007           156,153
Dividend disbursing and transfer agent fees and expenses        2,006            96,077
Custodian fees                                                 18,005           464,023
Trustees' fees                                                    905            36,192
Pricing fees                                                    8,188             7,556
Taxes                                                             213             4,121
Other                                                             367            15,637
                                                         ---------------------------------------------
                                                              127,451         8,275,509
Less expenses absorbed or waived                              (45,519)                -
Less expenses paid indirectly                                    (532)           (2,850)
                                                         ---------------------------------------------

Total expenses                                                 81,400         8,272,659
                                                         ---------------------------------------------

NET INVESTMENT INCOME                                         598,238        23,004,116
                                                         ---------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments                                                   347,004        11,565,542
Futures contracts                                              11,440                 -
Options written                                                  (355)                -
Swap agreements                                                (3,693)                -
Foreign currencies                                                 29        (7,428,608)
                                                         ---------------------------------------------
Net realized gain                                             354,425         4,136,934
Net change in unrealized appreciation/depreciation
   of investments and foreign currencies                      260,187       153,245,559
                                                         ---------------------------------------------

NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS AND FOREIGN CURRENCIES                         614,612       157,382,493
                                                         ---------------------------------------------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                               $1,212,850      $180,386,609
                                                         ---------------------------------------------

*Includes non-cash dividends of $1,189,945 for The International Equity
 Portfolio and $456,128 for The Labor Select International Equity Portfolio.

See accompanying notes

106 Delaware Pooled Trust o 2004 Annual Report

                 Year                      Year                        Year                     Year
                 Ended                     Ended                       Ended                    Ended
               10/31/04                  10/31/04                    10/31/04                 10/31/04
------------------------------------------------------------------------------------------------------------------------------

                  The
             Labor Select                   The                         The                      The
             International                Emerging                 Global Fixed              International
                Equity                    Markets                     Income                 Fixed Income
               Portfolio                 Portfolio                   Portfolio                 Portfolio
------------------------------------------------------------------------------------------------------------------------------
              $11,564,529              $ 19,703,196                $         -                $        -
                  129,003                   131,832                  8,321,105                 1,938,447
                  176,156                         -                     32,769                         -
               (1,127,519)               (1,690,878)                         -                         -
--------------------------------------------------------------------------------------------------------
               10,742,169                18,144,150                  8,353,874                 1,938,447
--------------------------------------------------------------------------------------------------------


                2,262,509                 4,357,949                  1,199,723                   295,827
                  108,673                   157,114                     87,011                    21,463
                   25,131                    43,780                     15,319                     5,602
                   11,025                    14,790                     12,428                     8,147
                   40,812                    60,314                     29,780                     9,603
                   31,721                    48,824                     25,559                     7,125
                  138,474                   607,036                    141,350                    40,225
                   11,150                    15,622                      9,360                     2,750
                    2,055                     5,925                      4,579                     3,631
                    1,974                     7,684                     13,322                        23
                    7,781                     8,509                      5,448                     1,427
--------------------------------------------------------------------------------------------------------
                2,641,305                 5,327,547                  1,543,879                   395,823
                        -                         -                   (101,504)                  (40,105)
                     (825)                   (1,159)                      (849)                     (201)
--------------------------------------------------------------------------------------------------------

                2,640,480                 5,326,388                  1,441,526                   355,517
--------------------------------------------------------------------------------------------------------

                8,101,689                12,817,762                  6,912,348                 1,582,930
--------------------------------------------------------------------------------------------------------




                5,999,018                58,310,196                  2,387,983                   593,441
                        -                         -                          -                         -
                        -                         -                          -                         -
                        -                         -                          -                         -
               (3,794,192)                 (265,350)                 3,421,210                 1,807,099
--------------------------------------------------------------------------------------------------------
                2,204,826                58,044,846                  5,809,193                 2,400,540

               43,060,128                43,053,192                 15,599,190                 2,835,367
--------------------------------------------------------------------------------------------------------


               45,264,954               101,098,038                 21,408,383                 5,235,907
--------------------------------------------------------------------------------------------------------


              $53,366,643              $113,915,800                $28,320,731                $6,818,837
--------------------------------------------------------------------------------------------------------

                                  2004 Annual Report o Delaware Pooled Trust 107

DELAWARE POOLED TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     Year                  Year                    Year
                                                                     Ended                 Ended                   Ended
                                                                   10/31/04              10/31/03                10/31/04
                                                                 -------------------------------------------------------------------

                                                                     The                    The                      The
                                                                  Large-Cap              Large-Cap                Small-Cap
                                                                 Value Equity          Value Equity             Value Equity
                                                                  Portfolio              Portfolio                Portfolio
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)                                     $   392,061            $   804,309              $    2,372
Net realized gain (loss) on investments
   and foreign currencies                                          6,484,985             (4,236,442)                560,369
Net change in unrealized appreciation/
   depreciation of investments and foreign currencies             (3,384,096)            10,296,237                 (18,038)
                                                                 -------------------------------------------------------------------
Net increase in net assets
   resulting from operations                                       3,492,950              6,864,104                 544,703
                                                                 -------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                               (590,643)              (813,961)                (10,262)
Net realized gain on investments                                           -                      -                (235,193)
                                                                 -------------------------------------------------------------------
                                                                    (590,643)              (813,961)               (245,455)
                                                                 -------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                                             65,801              1,633,980                       -
Net asset value of shares issued upon reinvestment
   of dividends and distributions                                    573,083                799,945                 245,455
                                                                 -------------------------------------------------------------------
                                                                     638,884              2,433,925                 245,455

Cost of shares repurchased                                       (26,585,924)           (19,142,724)                      -
                                                                 -------------------------------------------------------------------

Increase (decrease) in net assets derived from capital
   share transactions                                            (25,947,040)           (16,708,799)                245,455
                                                                 -------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                            (23,044,733)           (10,658,656)                544,703

NET ASSETS:
Beginning of period                                               38,565,785             49,224,441               3,496,970
                                                                 -------------------------------------------------------------------
End of period                                                    $15,521,052            $38,565,785              $4,041,673
                                                                 ===================================================================

Undistributed net investment income                              $    74,202            $   272,628              $      470
                                                                 ===================================================================

See accompanying notes


108 Delaware Pooled Trust o 2004 Annual Report

               Year                     Year                    Year                    Year                    Year
               Ended                    Ended                   Ended                   Ended                   Ended
             10/31/03                 10/31/04                10/31/03                10/31/04                10/31/03
------------------------------------------------------------------------------------------------------------------------------

               The                      The                     The                      The                     The
            Small-Cap                  All-Cap                All-Cap                  Mid-Cap                 Mid-Cap
           Value Equity            Growth Equity           Growth Equity            Growth Equity           Growth Equity
            Portfolio                Portfolio               Portfolio                Portfolio               Portfolio
------------------------------------------------------------------------------------------------------------------------------
            $   10,714               $  (17,238)             $  (19,176)             $   (50,578)            $   (26,668)

               236,108                  515,170                (210,548)               1,084,623                 105,409

               708,042                 (381,674)              2,510,926                 (203,311)              1,856,201
------------------------------------------------------------------------------------------------------------------------------

               954,864                  116,258               2,281,202                  830,734               1,934,942
------------------------------------------------------------------------------------------------------------------------------


               (13,853)                       -                       -                        -                       -
              (136,704)                       -                       -                        -                       -
------------------------------------------------------------------------------------------------------------------------------
              (150,557)                       -                       -                        -                       -
------------------------------------------------------------------------------------------------------------------------------

                     -                        -               1,300,000                3,103,350               9,873,461

               150,557                        -                       -                        -                       -
------------------------------------------------------------------------------------------------------------------------------
               150,557                        -               1,300,000                3,103,350               9,873,461

                     -                        -              (5,281,113)                (176,449)               (198,847)
------------------------------------------------------------------------------------------------------------------------------


               150,557                        -              (3,981,113)               2,926,901               9,674,614
------------------------------------------------------------------------------------------------------------------------------

               954,864                  116,258              (1,699,911)               3,757,635              11,609,556


             2,542,106                6,610,553               8,310,464               13,938,388               2,328,832
------------------------------------------------------------------------------------------------------------------------------
            $3,496,970               $6,726,811              $6,610,553              $17,696,023             $13,938,388
==============================================================================================================================

            $    8,351               $        -              $        -              $         -             $         -
==============================================================================================================================

                                  2004 Annual Report o Delaware Pooled Trust 109

DELAWARE POOLED TRUST
STATEMENTS OF CHANGES IN NET ASSETS CONTINUED

                                                                Year                 Year               12/1/03*
                                                                Ended                Ended                 to
                                                              10/31/04             10/31/03             10/31/04
----------------------------------------------------------------------------------------------------------------------------------

                                                                 The                  The                  The
                                                              Small-Cap            Small-Cap            Small-Cap
                                                            Growth Equity        Growth Equity      Growth II Equity
                                                              Portfolio            Portfolio            Portfolio
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)                                 $   (481,809)        $  (221,552)          $   (8,630)
Net realized gain (loss) on investments
   and foreign currencies                                       1,809,266          (1,338,387)             (51,882)
Net change in unrealized appreciation/
   depreciation of investments and foreign currencies           5,083,736          19,113,006               28,605
                                                             ---------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                    6,411,193          17,553,067              (31,907)
                                                             ---------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                   -                   -                    -
Net realized gain on investments                                        -                   -                    -
                                                             ---------------------------------------------------------------------
                                                                        -                   -                    -
                                                             ---------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                                      29,996,448          38,606,384            2,000,009
Net asset value of shares issued upon reinvestment
   of dividends and distributions                                       -                   -                    -
                                                             ---------------------------------------------------------------------
                                                               29,996,448          38,606,384            2,000,009

Cost of shares repurchased                                    (22,532,198)         (5,095,506)                   -
                                                             ---------------------------------------------------------------------

Increase (decrease) in net assets derived from capital
   share transactions                                           7,464,250          33,510,878            2,000,009
                                                             ---------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                          13,875,443          51,063,945            1,968,102

NET ASSETS:
Beginning of period                                            94,167,648          43,103,703                    -
                                                             ---------------------------------------------------------------------
End of period                                                $108,043,091         $94,167,648           $1,968,102
                                                             =====================================================================

Undistributed net investment income                          $          -         $         -           $        -
                                                             =====================================================================

*Commencement of operations.

See accompanying notes

110 Delaware Pooled Trust o 2004 Annual Report

           Year                  Year                Year                 Year              6/30/04*              Year
           Ended                 Ended               Ended                Ended                to                 Ended
         10/31/04              10/31/03            10/31/04             10/31/03            10/31/04            10/31/04
---------------------------------------------------------------------------------------------------------------------------------

            The                  The
        Real Estate          Real Estate            The                  The                 The                  The
         Investment           Investment        Intermediate         Intermediate         Core Focus           High-Yield
           Trust                Trust           Fixed Income         Fixed Income        Fixed Income             Bond
        Portfolio II         Portfolio II         Portfolio            Portfolio           Portfolio           Portfolio
---------------------------------------------------------------------------------------------------------------------------------
        $ 1,263,294          $ 1,551,351         $   572,417           $  118,092          $   23,136          $  337,456

          5,286,771            1,662,738             116,699              224,601              38,664             382,084

          4,944,134            5,535,411             184,538             (111,567)             32,611            (145,462)
---------------------------------------------------------------------------------------------------------------------------------

         11,494,199            8,749,500             873,654              231,126              94,411             574,078
---------------------------------------------------------------------------------------------------------------------------------


         (1,693,822)            (878,132)           (725,170)            (139,570)                  -            (359,768)
           (963,878)                   -                   -                    -                   -                   -
---------------------------------------------------------------------------------------------------------------------------------
         (2,657,700)            (878,132)           (725,170)            (139,570)                  -            (359,768)
---------------------------------------------------------------------------------------------------------------------------------


         13,793,938           17,293,883          17,323,412              262,990           5,522,014                   -

          1,906,189              841,976             682,264               92,369                   -             359,768
---------------------------------------------------------------------------------------------------------------------------------
         15,700,127           18,135,859          18,005,676              355,359           5,522,014             359,768

         (8,196,450)         (11,790,862)         (1,517,863)          (4,347,749)                  -          (3,000,000)
---------------------------------------------------------------------------------------------------------------------------------


          7,503,677            6,344,997          16,487,813           (3,992,390)          5,522,014          (2,640,232)
---------------------------------------------------------------------------------------------------------------------------------

         16,340,176           14,216,365          16,636,297           (3,900,834)          5,616,425          (2,425,922)


         38,289,796           24,073,431           2,293,599            6,194,433                   -           5,129,042
---------------------------------------------------------------------------------------------------------------------------------
        $54,629,972          $38,289,796         $18,929,896           $2,293,599          $5,616,425          $2,703,120
=================================================================================================================================

        $   853,991          $ 1,284,011         $       662           $        2          $   23,732          $   54,231
=================================================================================================================================

                                  2004 Annual Report o Delaware Pooled Trust 111

DELAWARE POOLED TRUST
STATEMENTS OF CHANGES IN NET ASSETS CONTINUED

                                                                   Year                 Year                  Year
                                                                   Ended                Ended                 Ended
                                                                 10/31/03             10/31/04              10/31/03
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   The                  The                   The
                                                                High-Yield           Core Plus             Core Plus
                                                                   Bond            Fixed Income          Fixed Income
                                                                 Portfolio           Portfolio             Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                           $  480,558          $   598,238            $  292,740
Net realized gain (loss) on investments
   and foreign currencies                                          391,848              354,425               287,698
Net change in unrealized appreciation/
   depreciation of investments and foreign currencies              509,613              260,187                85,250
                                                                -------------------------------------------------------------------
Net increase in net assets
   resulting from operations                                     1,382,019            1,212,850               665,688
                                                                -------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                             (429,855)            (328,531)             (122,060)
Net realized gain on investments                                         -             (261,120)              (50,568)
                                                                -------------------------------------------------------------------
                                                                  (429,855)            (589,651)             (172,628)
                                                                -------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                                                -           30,904,666               137,347
The International Equity Portfolio Class P                               -                    -                     -
Purchase reimbursement fees                                              -                    -                     -
Net asset value of shares issued upon reinvestment
   of dividends and distributions                                  429,855              589,651               172,628
The International Equity Portfolio Class P                               -                    -                     -
                                                                -------------------------------------------------------------------
                                                                   429,855           31,494,317               309,975

Cost of shares repurchased                                               -           (3,693,579)           (1,137,500)
The International Equity Portfolio Class P                               -                    -                     -
Redemption reimbursement fees                                            -                    -                     -
                                                                -------------------------------------------------------------------
                                                                         -           (3,693,579)           (1,137,500)

Increase (decrease) in net assets derived from capital
   share transactions                                              429,855           27,800,738              (827,525)
                                                                -------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                            1,382,019           28,423,937              (334,465)

NET ASSETS:
Beginning of period                                              3,747,023            7,371,728             7,706,193
                                                                -------------------------------------------------------------------
End of period                                                   $5,129,042          $35,795,665            $7,371,728
                                                                ===================================================================

Undistributed net investment income                             $   33,587          $   571,835            $  273,583
                                                                ===================================================================

See accompanying notes

112 Delaware Pooled Trust o 2004 Annual Report

           Year                   Year                Year                Year                Year                Year
           Ended                  Ended               Ended               Ended               Ended               Ended
         10/31/04               10/31/03            10/31/04            10/31/03            10/31/04            10/31/03
---------------------------------------------------------------------------------------------------------------------------------

                                                      The                 The
          The                      The            Labor Select        Labor Select             The                The
      International           International       International       International         Emerging            Emerging
         Equity                  Equity              Equity             Equity               Markets             Markets
        Portfolio               Portfolio           Portfolio          Portfolio            Portfolio           Portfolio
---------------------------------------------------------------------------------------------------------------------------------
      $   23,004,116          $ 14,268,889        $  8,101,689        $  3,828,115        $ 12,817,762        $  3,939,439

           4,136,934           (12,416,993)          2,204,826           2,214,581          58,044,846           8,035,228

         153,245,559           127,326,737          43,060,128          34,131,458          43,053,192          70,836,909
---------------------------------------------------------------------------------------------------------------------------------

         180,386,609           129,178,633          53,366,643          40,174,154         113,915,800          82,811,576
---------------------------------------------------------------------------------------------------------------------------------


         (15,718,887)           (9,250,966)         (3,566,526)         (2,405,605)         (6,674,678)         (4,305,462)
                   -            (2,212,979)         (2,336,212)           (195,450)                  -                   -
---------------------------------------------------------------------------------------------------------------------------------
         (15,718,887)          (11,463,945)         (5,902,738)         (2,601,055)         (6,674,678)         (4,305,462)
---------------------------------------------------------------------------------------------------------------------------------


         563,107,600           157,046,487         212,736,326          66,990,202         293,636,108         100,528,800
                  15                     -                   -                   -                   -                   -
                   -                     -                   -                   -           2,054,578             753,966

          13,407,124            10,648,745           5,902,738           2,601,055           6,674,678           4,294,915
                 256                   234                   -                   -                   -                   -
---------------------------------------------------------------------------------------------------------------------------------
         576,514,995           167,695,466         218,639,064          69,591,257         302,365,364         105,577,681

        (125,099,513)          (46,648,633)         (6,122,530)         (3,580,000)        (42,236,893)        (42,810,206)
             (12,941)                    -                   -                   -                   -                   -
                   -                     -                   -                   -             111,002             321,077
---------------------------------------------------------------------------------------------------------------------------------
        (125,112,454)          (46,648,633)         (6,122,530)         (3,580,000)        (42,125,891)        (42,489,129)


         451,402,541           121,046,833         212,516,534          66,011,257         260,239,473          63,088,552
---------------------------------------------------------------------------------------------------------------------------------

         616,070,263           238,761,521         259,980,439         103,584,356         367,480,595         141,594,666


         650,175,262           411,413,741         192,432,595          88,848,239         256,168,094         114,573,428
---------------------------------------------------------------------------------------------------------------------------------
      $1,266,245,525          $650,175,262        $452,413,034        $192,432,595        $623,648,689        $256,168,094
=================================================================================================================================

      $   13,019,869          $ 13,163,248        $  3,071,919        $  2,329,468        $  8,993,681        $  3,115,947
=================================================================================================================================

                                  2004 Annual Report o Delaware Pooled Trust 113

DELAWARE POOLED TRUST
STATEMENTS OF CHANGES IN NET ASSETS CONTINUED

                                                               Year              Year               Year              Year
                                                               Ended             Ended              Ended             Ended
                                                             10/31/04          10/31/03           10/31/04          10/31/03
-------------------------------------------------------------------------------------------------------------------------------

                                                               The               The                The               The
                                                              Global            Global          International     International
                                                              Fixed             Fixed              Fixed             Fixed
                                                              Income            Income             Income            Income
                                                             Portfolio         Portfolio          Portfolio         Portfolio
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                      $  6,912,348      $  8,506,179        $ 1,582,930       $ 1,276,282
Net realized gain on investments
   and foreign currencies                                     5,809,193        46,926,688          2,400,540         6,357,790
Net change in unrealized appreciation/
   depreciation of investments and foreign currencies        15,599,190        (1,896,021)         2,835,367           888,906
                                                           -------------------------------------------------------------------
Net increase in net assets
   resulting from operations                                 28,320,731        53,536,846          6,818,837         8,522,978
                                                           -------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                       (43,809,158)      (11,470,835)        (6,074,914)       (1,961,475)
Net realized gain on investments                                      -                 -                  -                 -
                                                           -------------------------------------------------------------------
                                                            (43,809,158)      (11,470,835)        (6,074,914)       (1,961,475)
                                                           -------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                                    74,994,436        30,206,079         13,959,275        17,463,137
Net asset value of shares issued upon reinvestment
   of dividends and distributions                            29,765,822         8,998,289          5,945,033         1,260,434
                                                           -------------------------------------------------------------------
                                                            104,760,258        39,204,368         19,904,308        18,723,571

Cost of shares repurchased                                  (29,274,136)     (152,853,759)       (7,546,280)       (18,935,227)
                                                           -------------------------------------------------------------------

Increase (decrease) in net assets derived from capital
   share transactions                                        75,486,122      (113,649,391)        12,358,028          (211,656)
                                                           -------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                        59,997,695       (71,583,380)        13,101,951         6,349,847

NET ASSETS:
Beginning of period                                         208,354,262       279,937,642         48,284,238        41,934,391
                                                           -------------------------------------------------------------------
End of period                                              $268,351,957      $208,354,262        $61,386,189       $48,284,238
                                                           ===================================================================

Undistributed net investment income                        $ 11,818,796      $ 43,135,752        $ 3,745,561       $ 5,848,324
                                                           ===================================================================

See accompanying notes

114 Delaware Pooled Trust o 2004 Annual Report

DELAWARE POOLED TRUST
FINANCIAL HIGHLIGHTS

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

THE LARGE-CAP VALUE EQUITY PORTFOLIO

                                                               Year        Year         Year        Year         Year
                                                               Ended       Ended        Ended       Ended        Ended
                                                             10/31/04    10/31/03     10/31/02    10/31/01     10/31/00
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $14.920     $12.600      $13.950     $15.370      $16.260

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                        0.254       0.268        0.239       0.247        0.267
Net realized and unrealized gain (loss) on investments          1.372       2.294       (1.334)     (1.364)       0.592
                                                              ---------------------------------------------------------
Total from investment operations                                1.626       2.562       (1.095)     (1.117)       0.859
                                                              ---------------------------------------------------------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.286)     (0.242)      (0.255)     (0.303)      (0.310)
Net realized gain on investments                                    -           -            -           -       (1.439)
                                                              ---------------------------------------------------------
Total dividends and distributions                              (0.286)     (0.242)      (0.255)     (0.303)      (1.749)
                                                              ---------------------------------------------------------

Net asset value, end of period                                $16.260     $14.920      $12.600     $13.950      $15.370
                                                              =========================================================

Total return(2)                                                11.00%      20.60%       (8.05%)     (7.35%)       6.42%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $15,521     $38,566      $49,224     $60,788      $82,882
Ratio of expenses to average net assets                         0.68%       0.63%        0.62%       0.67%        0.68%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      0.85%       0.85%        0.69%       0.84%        0.75%
Ratio of net investment income to average net assets            1.61%       2.01%        1.66%       1.61%        1.89%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           1.44%       1.79%        1.59%       1.44%        1.82%
Portfolio turnover                                                67%         68%          95%        113%          56%

-------------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

                                  2004 Annual Report o Delaware Pooled Trust 115

DELAWARE POOLED TRUST
FINANCIAL HIGHLIGHTS
Selected data for each share of the Portfolio outstanding throughout each period were as follows:



THE SMALL-CAP VALUE EQUITY PORTFOLIO
                                                              Year         Year          Year         Year         Year
                                                              Ended        Ended         Ended        Ended        Ended
                                                            10/31/04     10/31/03      10/31/02     10/31/01     10/31/00
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $12.610       $9.730      $10.050        $9.230      $8.650

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)                                       0.008        0.039        0.057         0.089       0.106
Net realized and unrealized gain on investments                 1.847        3.417        0.225         0.830       0.779
                                                         -----------------------------------------------------------------
Total from investment operations                                1.855        3.456        0.282         0.919       0.885
                                                         -----------------------------------------------------------------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.037)      (0.053)      (0.087)      (0.099)      (0.085)
Net realized gain on investments                               (0.848)      (0.523)      (0.515)           -       (0.220)
                                                         -----------------------------------------------------------------
Total dividends and distributions                              (0.885)      (0.576)      (0.602)       (0.099)     (0.305)
                                                         -----------------------------------------------------------------

Net asset value, end of period                                $13.580      $12.610     $  9.730       $10.050      $9.230
                                                         -----------------------------------------------------------------

Total return (2)                                               15.56%       37.52%        2.55%        10.05%      10.72%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $4,042       $3,497       $2,542        $2,479      $2,254
Ratio of expenses to average net assets (3)                     0.89%        0.89%        0.89%         0.89%       0.89%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                        0.99%        1.00%        1.01%         0.95%       1.24%
Ratio of net investment income to average net assets            0.06%        0.37%        0.53%         0.88%       1.23%
Ratio of net investment income (loss) to average net
 assets prior to expense limitation and expenses
 paid indirectly                                               (0.04%)       0.26%        0.41%         0.82%       0.88%
Portfolio turnover                                                40%          42%          47%           72%         90%
--------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(3) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.90%.

See accompanying notes

116 Delaware Pooled Trust o 2004 Annual Report

DELAWARE POOLED TRUST
FINANCIAL HIGHLIGHTS
Selected data for each share of the Portfolio outstanding throughout each period were as follows:




THE ALL-CAP GROWTH EQUITY PORTFOLIO
                                                               Year         Year          Year         Year      3/31/00(1)
                                                               Ended        Ended         Ended        Ended         to
                                                             10/31/04     10/31/03      10/31/02     10/31/01     10/31/00
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $4.870      $3.640       $4.680        $8.770      $8.500

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (2)                                        (0.013)     (0.010)      (0.016)       (0.013)     (0.005)
Net realized and unrealized gain (loss) on investments          0.103       1.240       (1.024)       (4.077)      0.275
                                                         -----------------------------------------------------------------
Total from investment operations                                0.090       1.230       (1.040)       (4.090)      0.270
                                                         -----------------------------------------------------------------

Net asset value, end of period                                 $4.960      $4.870       $3.640        $4.680      $8.770
                                                         -----------------------------------------------------------------

Total return (3)                                                1.85%      33.79%      (22.22%)      (46.64%)      3.18%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $6,727      $6,611       $8,310        $9,222     $13,139
Ratio of expenses to average net assets (4)                     0.89%       0.89%        0.89%         0.89%       0.89%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                        1.16%       1.02%        1.00%         0.93%       1.10%
Ratio of net investment loss to average net assets             (0.25%)     (0.25%)      (0.36%)       (0.22%)     (0.09%)
Ratio of net investment loss to average net assets prior
 to expense limitation and expenses paid indirectly            (0.52%)     (0.38%)      (0.47%)       (0.26%)     (0.30%)
Portfolio turnover                                                99%         90%         130%          147%        138%
--------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.90%.

See accompanying notes



                                  2004 Annual Report o Delaware Pooled Trust 117

DELAWARE POOLED TRUST
FINANCIAL HIGHLIGHTS
Selected data for each share of the Portfolio outstanding throughout each period were as follows:



THE MID-CAP GROWTH EQUITY PORTFOLIO
                                                              Year         Year          Year         Year         Year
                                                              Ended        Ended         Ended        Ended        Ended
                                                            10/31/04     10/31/03      10/31/02     10/31/01     10/31/00
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $3.230      $2.450       $2.760       $12.390      $8.740

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (1)                                        (0.010)    (0.012)       (0.008)       (0.005)     (0.061)
Net realized and unrealized gain (loss) on investments          0.220       0.792       (0.302)       (3.196)      4.523
                                                         -----------------------------------------------------------------
Total from investment operations                                0.210       0.780       (0.310)       (3.201)      4.462
                                                         -----------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net realized gain on investments                                    -           -            -        (6.260)     (0.812)
In excess of net realized gain on investments                       -           -            -        (0.169)          -
                                                         -----------------------------------------------------------------
Total dividends and distributions                                   -           -            -        (6.429)     (0.812)
                                                         -----------------------------------------------------------------

Net asset value, end of period                                 $3.440      $3.230       $2.450        $2.760     $12.390
                                                         -----------------------------------------------------------------
Total return (2)                                                6.50%      31.84%      (11.23%)      (41.66%)     53.86%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $17,696     $13,938       $2,329        $2,655      $6,506
Ratio of expenses to average net assets                         0.92%       0.93%        0.93%         0.94%       0.92%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                        0.94%       1.03%        1.41%         1.28%       1.04%
Ratio of net investment loss to average net assets             (0.31%)     (0.41%)      (0.29%)       (0.12%)     (0.52%)
Ratio of net investment loss to average net assets prior
 to expense limitation and expenses paid indirectly            (0.33%)     (0.51%)      (0.77%)       (0.46%)     (0.64%)
Portfolio turnover                                               113%        111%         112%          133%        137%
--------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes



118 Delaware Pooled Trust o 2004 Annual Report

DELAWARE POOLED TRUST
FINANCIAL HIGHLIGHTS
Selected data for each share of the Portfolio outstanding throughout each period were as follows:



THE SMALL-CAP GROWTH EQUITY PORTFOLIO
                                                              Year         Year          Year         Year         Year
                                                              Ended        Ended         Ended        Ended        Ended
                                                            10/31/04     10/31/03      10/31/02     10/31/01     10/31/00
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $13.390     $10.130      $11.240       $18.950     $14.190

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (1)                                        (0.061)     (0.042)      (0.047)       (0.034)     (0.028)
Net realized and unrealized gain (loss) on investments          0.971       3.302       (1.063)       (7.676)      6.358
                                                         -----------------------------------------------------------------
Total from investment operations                                0.910       3.260       (1.110)       (7.710)      6.330
                                                         -----------------------------------------------------------------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net realized gain on investments                                    -           -            -             -      (1.570)
                                                         -----------------------------------------------------------------
Total dividends and distributions                                   -           -            -             -      (1.570)
                                                         -----------------------------------------------------------------

Net asset value, end of period                                $14.300     $13.390      $10.130       $11.240     $18.950
                                                         -----------------------------------------------------------------

Total return (2)                                                6.80%      32.18%       (9.88%)      (40.69%)     47.57%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                      $108,043     $94,168      $43,104       $35,572     $37,645
Ratio of expenses to average net assets                         0.85%       0.87%        0.88%         0.89%       0.85%
Ratio of expenses to average net assets prior
 to expense limitation and expenses
 paid indirectly                                                0.85%       0.88%        0.90%         0.92%       0.87%
Ratio of net investment loss to
 average net assets                                            (0.43%)     (0.37%)      (0.41%)       (0.26%)     (0.15%)
Ratio of net investment loss to average net assets prior
 to expense limitation and expenses paid indirectly            (0.43%)     (0.38%)      (0.43%)       (0.29%)     (0.17%)
Portfolio turnover                                                67%          47%         46%           67%         70%
--------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes



                                  2004 Annual Report o Delaware Pooled Trust 119

DELAWARE POOLED TRUST
FINANCIAL HIGHLIGHTS
Selected data for each share of the Portfolio outstanding throughout each period were as follows:


THE SMALL-CAP GROWTH II EQUITY PORTFOLIO


                                                                                    12/1/03 (1)
                                                                                        to
                                                                                     10/31/04
-----------------------------------------------------------------------------------------------

Net asset value, beginning of period                                                    $8.500

LOSS FROM INVESTMENT OPERATIONS:
Net investment loss (2)                                                                 (0.037)
Net realized and unrealized loss on investments                                         (0.103)
                                                                                       -------
Total from investment operations                                                        (0.140)
                                                                                       -------
Net asset value, end of period                                                          $8.360
                                                                                       -------
Total return (3)                                                                        (1.65%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                                 $1,968
Ratio of expenses to average net assets 0.92%
Ratio of expenses to average net assets prior to expense limitation and
 expenses paid indirectly                                                                1.61%
Ratio of net investment loss to average net assets                                      (0.48%)
Ratio of net investment loss to average net assets prior to expense limitation
 and expenses paid indirectly                                                           (1.17%)
Portfolio turnover                                                                         75%
----------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes



120 Delaware Pooled Trust o 2004 Annual Report

DELAWARE POOLED TRUST
FINANCIAL HIGHLIGHTS
Selected data for each share of the Portfolio outstanding throughout each period were as follows:



THE REAL ESTATE INVESTMENT TRUST PORTFOLIO II
                                                              Year         Year          Year         Year         Year
                                                              Ended        Ended         Ended        Ended        Ended
                                                            10/31/04     10/31/03      10/31/02     10/31/01     10/31/00
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $21.890     $17.320      $16.800       $15.680     $13.190

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)                                       0.662       0.914        0.765         0.845       0.592
Net realized and unrealized gain on investments                 5.179       4.288        0.428         0.866       2.606
                                                         -----------------------------------------------------------------
Total from investment operations                                5.841       5.202        1.193         1.711       3.198
                                                         -----------------------------------------------------------------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.963)     (0.632)      (0.673)       (0.591)     (0.708)
Net realized gain on investments                               (0.548)          -            -             -           -
                                                         -----------------------------------------------------------------
Total dividends and distributions                              (1.511)     (0.632)      (0.673)       (0.591)     (0.708)
                                                         -----------------------------------------------------------------

Net asset value, end of period                                $26.220     $21.890      $17.320       $16.800     $15.680
                                                         -----------------------------------------------------------------

Total return (2)                                               28.16%      31.00%        7.16%        11.07%      25.78%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $54,630     $38,290      $24,073        $9,990      $2,161
Ratio of expenses to average net assets                         0.83%       0.85%        0.86%         0.85%       0.86%
Ratio of expenses to average net assets prior
 to expense limitation and expenses paid indirectly             0.87%       0.89%        0.93%         0.90%       1.45%
Ratio of net investment income to average net assets            2.83%       4.80%        4.15%         5.00%       4.27%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses
 paid indirectly                                                2.79%       4.76%        4.08%         4.95%       3.68%
Portfolio turnover                                                52%         69%          61%           65%         32%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


                                  2004 Annual Report o Delaware Pooled Trust 121

DELAWARE POOLED TRUST
FINANCIAL HIGHLIGHTS
Selected data for each share of the Portfolio outstanding throughout each period were as follows:



THE INTERMEDIATE FIXED INCOME PORTFOLIO
                                                              Year         Year          Year         Year         Year
                                                              Ended        Ended         Ended        Ended        Ended
                                                            10/31/04     10/31/03      10/31/02     10/31/01     10/31/00
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.270     $10.040      $10.210        $9.570      $9.540

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.364       0.380        0.484         0.606       0.613
Net realized and unrealized gain (loss) on investments          0.134       0.296       (0.138)        0.640       0.030
                                                         -----------------------------------------------------------------
Total from investment operations                                0.498       0.676        0.346         1.246       0.643
                                                         -----------------------------------------------------------------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.458)     (0.446)      (0.516)       (0.606)     (0.613)
                                                         -----------------------------------------------------------------
Total dividends and distributions                              (0.458)     (0.446)      (0.516)       (0.606)     (0.613)
                                                         -----------------------------------------------------------------

Net asset value, end of period                                $10.310     $10.270      $10.040      $10.210$       9.570
                                                         -----------------------------------------------------------------

Total return (2)                                                4.95%       6.83%        3.54%        13.36%       7.01%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $18,930      $2,294       $6,194        $6,432      $7,995
Ratio of expenses to average net assets                         0.43%       0.43%        0.53%         0.50%       0.53%
Ratio of expenses to average net assets prior to
 expense limitation and expenses
 paid indirectly                                                0.65%       0.98%        0.68%         0.55%       0.59%
Ratio of net investment income to average net assets            3.54%       3.71%        4.84%         6.06%       6.46%
Ratio of net investment income to average net
 assets prior to expense limitation and expenses
 paid indirectly                                                3.32%       3.16%        4.69%         6.01%       6.40%
Portfolio turnover                                               322%        436%         381%          243%        125%
--------------------------------------------------------------------------------------------------------------------------

(1) As required, effective November 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.032, an increase in net realized and unrealized gain (loss) per share of $0.032, and a decrease in the ratio of net investment income to average net assets of 0.32%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


122 Delaware Pooled Trust o 2004 Annual Report

DELAWARE POOLED TRUST
FINANCIAL HIGHLIGHTS
Selected data for each share of the Portfolio outstanding throughout each period were as follows:


THE CORE FOCUS FIXED INCOME PORTFOLIO


                                                                                    12/1/04 (1)
                                                                                        to
                                                                                     10/31/04
-----------------------------------------------------------------------------------------------

Net asset value, beginning of period                                                    $8.500

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (2)                                                                0.082
Net realized and unrealized gain on investments                                          0.268
                                                                                        ------
Total from investment operations                                                         0.350
                                                                                        ------

Net asset value, end of period                                                          $8.850
                                                                                        ------

Total return (3)                                                                         4.12%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                                 $5,616
Ratio of expenses to average net assets                                                  0.43%
Ratio of expenses to average net assets prior to expense limitation and expenses
 paid indirectly                                                                         1.68%
Ratio of net investment income to average net assets                                     2.81%
Ratio of net investment income to average net assets prior to expense
limitation and expenses paid indirectly                                                  1.56%
Portfolio turnover                                                                        914%
----------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


                                  2004 Annual Report o Delaware Pooled Trust 123

DELAWARE POOLED TRUST
FINANCIAL HIGHLIGHTS
Selected data for each share of the Portfolio outstanding throughout each period were as follows:



THE HIGH-YIELD BOND PORTFOLIO
                                                              Year         Year          Year         Year         Year
                                                              Ended        Ended         Ended        Ended        Ended
                                                            10/31/04     10/31/03      10/31/02     10/31/01     10/31/00
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $7.260      $5.840       $6.680        $8.120      $8.830

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (2)                                       0.629       0.712        0.652         0.749       0.868
Net realized and unrealized gain (loss) on investments          0.549       1.348       (0.772)       (1.097)     (0.488)
                                                         -----------------------------------------------------------------
Total from investment operations                                1.178       2.060       (0.120)       (0.348)      0.380
                                                         -----------------------------------------------------------------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.658)     (0.640)      (0.720)       (1.092)     (1.090)
                                                         -----------------------------------------------------------------
Total dividends and distributions                              (0.658)     (0.640)      (0.720)       (1.092)     (1.090)
                                                         -----------------------------------------------------------------

Net asset value, end of period                                 $7.780      $7.260       $5.840        $6.680      $8.120
                                                         -----------------------------------------------------------------

Total return (3)                                               17.02%      36.87%       (2.23%)       (4.71%)      4.02%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $2,703      $5,129       $3,747        $3,278      $1,888
Ratio of expenses to average net assets (4)                     0.59%       0.59%        0.59%         0.59%       0.59%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                        1.01%       0.96%        0.88%         0.79%       1.08%
Ratio of net investment income to average net assets            8.46%      10.64%       10.15%        10.37%       9.97%
Ratio of net investment income to average net assets prior
 to expense limitation and expenses paid indirectly             8.04%      10.27%        9.86%        10.17%       9.48%
Portfolio turnover                                               391%        597%         553%          830%        140%
--------------------------------------------------------------------------------------------------------------------------

(1) As required, effective November 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a increase in net investment income per share of $0.005, a decrease in net realized and unrealized gain (loss) per share of $0.005, and an increase in the ratio of net investment income to average net assets of 0.08%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.61%.

See accompanying notes



124 2004 Annual Report o Delaware Pooled Trust

DELAWARE POOLED TRUST
FINANCIAL HIGHLIGHTS
Selected data for each share of the Portfolio outstanding throughout each period were as follows:


THE CORE PLUS FIXED INCOME PORTFOLIO
                                                                                        Year         Year      6/28/02 (1)
                                                                                        Ended        Ended         to
                                                                                      10/31/04     10/31/03     10/31/02
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                    $9.380        $8.800      $8.500

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (2)                                                                0.329         0.351       0.109
Net realized and unrealized gain on investments                                          0.312         0.427       0.191
                                                                                 ---------------------------------------
Total from investment operations                                                         0.641         0.778       0.300
                                                                                 ---------------------------------------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                                   (0.424)       (0.140)          -
Net realized gain on investments                                                        (0.337)       (0.058)          -
                                                                                 ---------------------------------------
Total dividends and distributions                                                       (0.761)       (0.198)          -
                                                                                 ---------------------------------------

Net asset value, end of period                                                          $9.260        $9.380      $8.800
                                                                                 ---------------------------------------

Total return (3)                                                                         7.30%         9.01%       3.57%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                                $35,796        $7,372      $7,706
Ratio of expenses to average net assets                                                   0.50%        0.50%       0.57%
Ratio of expenses to average net assets prior to expense limitation and expenses
 paid indirectly                                                                         0.78%         0.89%       2.20%
Ratio of net investment income to average net assets                                     3.65%         3.86%       3.62%
Ratio of net investment income to average net assets prior to expense limitation
 and expenses paid indirectly                                                            3.37%         3.47%       1.99%
Portfolio turnover                                                                        709%          569%        847%
---------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


                                  2004 Annual Report o Delaware Pooled Trust 125

DELAWARE POOLED TRUST
FINANCIAL HIGHLIGHTS
Selected data for each share of the Portfolio outstanding throughout each period were as follows:



THE INTERNATIONAL EQUITY PORTFOLIO
                                                              Year         Year          Year         Year         Year
                                                              Ended        Ended         Ended        Ended        Ended
                                                            10/31/04     10/31/03      10/31/02     10/31/01     10/31/00
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $14.750     $11.800      $12.580       $17.640     $17.410

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (1)                                       0.402       0.370        0.261         0.335       0.379
Net realized and unrealized gain (loss) on investments
 and foreign currencies                                         2.834       2.896       (0.743)       (1.498)      0.216
                                                         -----------------------------------------------------------------
Total from investment operations                                3.236       3.266       (0.482)       (1.163)      0.595
                                                         -----------------------------------------------------------------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.336)     (0.255)      (0.298)       (0.539)     (0.235)
Net realized gain on investments                                    -      (0.061)           -        (3.302)     (0.130)
In excess of net realized gain on investments                       -           -            -        (0.056)          -
                                                         -----------------------------------------------------------------
Total dividends and distributions                              (0.336)     (0.316)      (0.298)       (3.897)     (0.365)
                                                         -----------------------------------------------------------------

Net asset value, end of period                                $17.650     $14.750      $11.800       $12.580     $17.640
                                                         -----------------------------------------------------------------
Total return (2)                                               22.26%      28.50%       (4.02%)       (9.31%)      3.35%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                    $1,266,246    $650,163     $411,404      $409,295    $545,667
Ratio of expenses to average net assets                         0.88%       0.90%        0.91%         0.95%       0.90%
Ratio of net investment income to average net assets            2.46%       2.93%        2.01%         2.32%       2.11%
Portfolio turnover                                                 9%          6%          10%           13%         19%
--------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes



126 Delaware Pooled Trust o 2004 Annual Report

DELAWARE POOLED TRUST
FINANCIAL HIGHLIGHTS
Selected data for each share of the Portfolio outstanding throughout each period were as follows:



THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO
                                                              Year         Year          Year         Year         Year
                                                              Ended        Ended         Ended        Ended        Ended
                                                            10/31/04     10/31/03      10/31/02     10/31/01     10/31/00
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $13.030     $10.370      $10.980       $13.920     $14.330

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (1)                                       0.385       0.321        0.233         0.284       0.277
Net realized and unrealized gain (loss) on
 investments and foreign currencies                            2.326        2.594       (0.463)       (1.311)      0.175
                                                         -----------------------------------------------------------------
Total from investment operations                               2.711        2.915       (0.230)       (1.027)      0.452
                                                         -----------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.228)    (0.233)       (0.230)       (0.322)     (0.392)
Net realized gain on investments                               (0.153)    (0.022)       (0.150)       (1.591)     (0.470)
                                                         -----------------------------------------------------------------
Total dividends and distributions                              (0.381)    (0.255)       (0.380)       (1.913)     (0.862)
                                                         -----------------------------------------------------------------
Net asset value, end of period                                 $15.360    $13.030      $10.370       $10.980     $13.920
                                                         -----------------------------------------------------------------
Total return (2)                                               21.20%      28.71%       (2.31%)       (8.97%)      3.07%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                      $452,413    $192,433      $88,848       $75,965     $89,814
Ratio of expenses to average net assets                         0.88%       0.91%        0.87%         0.95%       0.95%
Ratio of expenses to average net assets
 prior to expense limitation and expenses
 paid indirectly                                                0.88%       0.91%        0.87%         0.98%       0.96%
Ratio of net investment income to average net assets            2.69%       2.83%        2.05%         2.27%       1.96%
Ratio of net investment income to average net
 assets prior to expense limitation and expenses
 paid indirectly                                                2.69%       2.83%        2.05%         2.24%       1.95%
Portfolio turnover                                                 6%         10%          12%           15%         20%
--------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.


                                  2004 Annual Report o Delaware Pooled Trust 127

DELAWARE POOLED TRUST
FINANCIAL HIGHLIGHTS
Selected data for each share of the Portfolio outstanding throughout each period were as follows:



THE EMERGING MARKETS PORTFOLIO
                                                              Year         Year          Year         Year         Year
                                                              Ended        Ended         Ended        Ended        Ended
                                                            10/31/04     10/31/03      10/31/02     10/31/01     10/31/00
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.670      $6.790       $6.460        $7.010      $7.280

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (1)                                       0.361       0.197        0.237         0.237       0.160
Net realized and unrealized gain (loss) on investments
 and foreign currencies                                         2.908       3.860        0.271        (0.679)     (0.339)
                                                         -----------------------------------------------------------------
Total from investment operations                                3.269       4.057        0.508        (0.442)     (0.179)
                                                         -----------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.260)     (0.225)      (0.183)       (0.114)     (0.104)
                                                         -----------------------------------------------------------------
Total dividends and distributions                              (0.260)     (0.225)      (0.183)       (0.114)     (0.104)
                                                         -----------------------------------------------------------------
REIMBURSEMENT FEES:
Purchase reimbursement fees (1,2)                               0.058       0.034        0.001         0.004       0.007
Redemption reimbursement fees (1,2)                             0.003       0.014        0.004         0.002       0.006
                                                         -----------------------------------------------------------------
                                                                0.061       0.048        0.005         0.006       0.013
                                                         -----------------------------------------------------------------
Net asset value, end of period                                $13.740     $10.670       $6.790        $6.460      $7.010
                                                         -----------------------------------------------------------------
Total return (3)                                                31.74%     62.19%        7.98%        (6.42%)     (2.40%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                      $623,649    $256,168     $114,573      $113,488    $114,978
Ratio of expenses to average net assets                         1.22%       1.23%        1.23%         1.23%       1.17%
Ratio of net investment income to average net assets            2.94%       2.42%        3.24%         3.35%       1.93%
Portfolio turnover                                                36%         69%          36%           35%         20%
--------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.
(2) The Portfolio charges a 0.75% purchase reimbursement fee and a 0.75% redemption reimbursement fee which are retained by the Portfolio.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

                                  128 Delaware Pooled Trust o 2004 Annual Report

DELAWARE POOLED TRUST
FINANCIAL HIGHLIGHTS
Selected data for each share of the Portfolio outstanding throughout each period were as follows:



THE GLOBAL FIXED INCOME PORTFOLIO
                                                              Year         Year          Year         Year         Year
                                                              Ended        Ended         Ended        Ended        Ended
                                                            10/31/04     10/31/03    10/31/02(1)    10/31/01     10/31/00
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $13.620     $11.760      $10.210        $8.950     $10.260

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (2)                                       0.342       0.432        0.461         0.483       0.548
Net realized and unrealized gain (loss) on investments
 and foreign currencies                                         1.258       1.921        1.089         0.777      (1.498)
                                                         -----------------------------------------------------------------
Total from investment operations                                1.600       2.353        1.550         1.260      (0.950)
                                                         -----------------------------------------------------------------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (2.840)     (0.493)           -             -      (0.114)
In excess of net investment income                                  -           -            -             -      (0.096)
Return of capital                                                   -           -            -             -      (0.150)
                                                         -----------------------------------------------------------------
Total dividends and distributions                              (2.840)     (0.493)           -             -      (0.360)
                                                         -----------------------------------------------------------------
Net asset value, end of period                                $12.380     $13.620      $11.760       $10.210      $8.950
                                                         -----------------------------------------------------------------
Total return (3)                                               13.40%      20.68%       15.18%        14.08%      (9.51%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                      $268,352    $208,354     $279,938      $284,830    $389,290
Ratio of expenses to average net assets                         0.60%       0.60%        0.60%         0.60%       0.60%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                        0.64%       0.65%        0.66%         0.70%       0.71%
Ratio of net investment income to average net assets            2.88%       3.38%        4.33%         4.98%       5.71%
Ratio of net investment income to average net
 assets prior to expense limitation and expenses
 paid indirectly                                                2.84%       3.33%        4.27%         4.88%       5.60%
Portfolio turnover                                                55%         95%          58%           32%        53%
-------------------------------------------------------------------------------------------------------------------------

(1) As required, effective November 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.041, an increase in net realized and unrealized gain (loss) per share of $0.041, and a decrease in the ratio of net investment income to average net assets of 0.38%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


                                  2004 Annual Report o Delaware Pooled Trust 129

DELAWARE POOLED TRUST
FINANCIAL HIGHLIGHTS
Selected data for each share of the Portfolio outstanding throughout each period were as follows:



THE INTERNATIONAL FIXED INCOME PORTFOLIO
                                                              Year         Year          Year         Year         Year
                                                              Ended        Ended         Ended        Ended        Ended
                                                            10/31/04     10/31/03    10/31/02(1)    10/31/01     10/31/00
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $12.250     $10.500       $9.150        $8.110      $9.910

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                        0.311       0.360        0.323         0.427       0.469
Net realized and unrealized gain (loss) on investments
 and foreign currencies                                         1.259       1.881        1.027         0.613      (1.752)
                                                         -----------------------------------------------------------------
Total from investment operations                                1.570       2.241        1.350         1.040      (1.283)
                                                         -----------------------------------------------------------------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (1.530)     (0.491)           -             -      (0.400)
In excess of net investment income                                  -           -            -             -      (0.067)
Return of capital                                                   -           -            -             -      (0.050)
                                                         -----------------------------------------------------------------
Total dividends and distributions                              (1.530)     (0.491)           -             -      (0.517)
                                                         -----------------------------------------------------------------
Net asset value, end of period                                $12.290     $12.250      $10.500        $9.150      $8.110
                                                         -----------------------------------------------------------------
Total return(3)                                                13.82%      22.14%       14.75%        12.82%     (13.54%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $61,386     $48,284      $41,934       $36,989     $50,389
Ratio of expenses to average net assets                         0.60%       0.60%        0.60%         0.60%       0.60%
Ratio of expenses to average net assets prior
 to expense limitation and expenses
 paid indirectly                                                0.67%       0.68%        0.67%         0.69%       0.69%
Ratio of net investment income to average net assets            2.68%       3.13%        3.39%         4.87%       5.26%
Ratio of net investment income to average net
 assets prior to expense limitation and expenses
 paid indirectly                                                2.61%       3.05%        3.32%         4.78%       5.17%
Portfolio turnover                                                57%        112%          46%           60%         82%
--------------------------------------------------------------------------------------------------------------------------

(1) As required, effective November 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.130, an increase in net realized and unrealized gain (loss) per share of $0.130, and a decrease in the ratio of net investment income to average net assets of 1.36%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


130 Delaware Pooled Trust o 2004 Annual Report

DELAWARE POOLED TRUST
NOTES TO FINANCIAL STATEMENTS

October 31, 2004

Delaware Pooled Trust (the "Trust") is organized as a Delaware statutory trust and offers 18 separate Portfolios. These financial statements and the related notes pertain to The Large-Cap Value Equity Portfolio, The Small-Cap Value Equity Portfolio, The All-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio (each a "Portfolio" or collectively as the "Portfolios"). The Smid-Cap Growth Equity Portfolio is not included in this Report as it had not commenced operations as of October 31, 2004, and The Real Estate Investment Trust Portfolio is included in a separate report. The Trust is an open-end investment company. Each Portfolio is considered diversified under the Investment Company Act of 1940, as amended, except for The Real Estate Investment Trust, The Real Estate Investment Trust II, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios which are non-diversified. Each Portfolio offers one class of shares. On May 21, 2004, the Board of Trustees approved the elimination of Class P Shares for The International Equity Portfolio. Therefore, the establishment and designation of Class P Shares of The International Equity Portfolio is rescinded and no longer exists.

The investment objective of The Large-Cap Value Equity Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The Small-Cap Value Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The All-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Mid-Cap Growth Equity Portfolio is to seek maximum long-term capital growth; current income is expected to be incidental.

The investment objective of The Small-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Small-Cap Growth II Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Real Estate Investment Trust Portfolio II is to seek maximum long-term total return, with capital appreciation as a secondary objective.

The investment objective of The Intermediate Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The Core Focus Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The High-Yield Bond Portfolio is to seek high total return.

The investment objective of The Core Plus Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The Labor Select International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The Emerging Markets Portfolio is to seek long-term capital appreciation.

The investment objective of The Global Fixed Income Portfolio is to seek current income consistent with the preservation of principal.

The investment objective of The International Fixed Income Portfolio is to seek current income consistent with the preservation of principal.


                                 Delaware Pooled Trust o 2004 Annual Report  131

1. SIGNIFICANT ACCOUNTING POLICIES

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Portfolios.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (NASDAQ), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before each Portfolio is valued. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Swap agreements and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes--Each Portfolio intends to qualify or continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Repurchase Agreements--Each Portfolio may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Portfolio's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Portfolios isolate that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Portfolios report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reimbursement Fees--The Emerging Markets Portfolio may charge a 0.75% purchase reimbursement fee and a 0.75% redemption reimbursement fee. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. These fees are accounted for as an addition to paid-in capital for the Portfolio in the Statement of Changes.



132 Delaware Pooled Trust o 2004 Annual Report

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Portfolio is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with each Portfolio's understanding of the applicable country's tax rules and rates.

The Intermediate Fixed Income Portfolio declares dividends daily from net investment income and pays such dividends monthly. The High-Yield Bond Portfolio declares and pays dividends from net investment income monthly. The Large-Cap Value Equity Portfolio declares and pays dividends from net investment income quarterly. The Small-Cap Value Equity, The All-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust II, The Core Focus Fixed Income, The Core Plus Fixed Income, The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios declare and pay dividends from net investment income, if any, annually. All Portfolios declare and pay distributions from net realized gain on investments, if any, annually.

Through December 31, 2003, certain expenses of the Portfolios were paid through commission arrangements with brokers. In addition, the Portfolios may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses for the periods ended October 31, 2004 were as follows:


                                                      Commission      Earnings
                                                   Reimbursements     Credits
--------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                    $152           $39
The Small-Cap Value Equity Portfolio                      14            19
The All-Cap Growth Equity Portfolio                       27             -
The Mid-Cap Growth Equity Portfolio                       57           224
The Small-Cap Growth Equity Portfolio                    403           353
The Small-Cap Growth II Equity Portfolio*                  4             -
The Real Estate Investment Trust Portfolio II            158             -
The Intermediate Fixed Income Portfolio                   37             -
The Core Focus Fixed Income Portfolio**                    -             -
The High-Yield Bond Portfolio                             21             -
The Core Plus Fixed Income Portfolio                      32           500
The International Equity Portfolio                     2,850             -
The Labor Select International Equity Portfolio          825             -
The Emerging Markets Portfolio                         1,159             -
The Global Fixed Income Portfolio                        849             -
The International Fixed Income Portfolio                 201             -
--------------------------------------------------------------------------------
 * Commenced operations on December 1, 2003.
** Commenced operations on June 30, 2004.


                                  Delaware Pooled Trust o 2004 Annual Report 133

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

In accordance with the terms of the investment management agreements, Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Portfolios, will receive an annual fee which is calculated daily based on the average daily net assets of each Portfolio.

Mondrian Investment Partners Limited ("Mondrian") furnishes investment sub-advisory services to The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio. Mondrian (formerly known as Delaware International Advisers Ltd. ("DIAL") ) commenced operations as a registered investment advisor in December 1990. On September 24, 2004, DIAL was acquired by a venture comprised of certain members of Delaware International's management and a private equity firm, Hellman & Friedman, LLC. Immediately following this acquisition, DIAL was renamed Mondrian Investment Partners Ltd.

DIAL previously acted as the sole investment advisor for The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio (the "International Portfolios"). In conjunction with the acquisition, shareholders for the International Portfolios approved a proposal on August 31, 2004 that provides for DMC to serve as the investment manager of the International Portfolios pursuant to an Investment Advisory Agreement with each International Portfolio and for Mondrian to provide investment services to the International Portfolios as sub-advisor to DMC pursuant to a new Sub-Advisory Agreement. The management fees paid by the International Portfolios did not change as a result of DMC becoming the advisor. The Portfolios do not pay and fees directly to Mondrian. Additionally, DMC continues to act as the investment manager of the Trust's non-International Portfolios pursuant to Investment Advisory Agreements with the Trust.

DMC has contractually agreed to waive that portion, if any, of its management fees and reimburse each Portfolio to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, certain insurance costs and extraordinary expenses, do not exceed specified percentages of average daily net assets through April 30, 2005.

The management fee rates and the operating expense limitation rates in effect for the periods ended October 31, 2004 are as follows:

                                                              Management fee as a             Operating Expense
                                                          percentage of average daily       net assets (per annum)
--------------------------------------------------------------------------------------------------------------------
  The Large-Cap Value Equity Portfolio                              0.55%                           0.68%
  The Small-Cap Value Equity Portfolio                              0.75%                           0.89%
  The All-Cap Growth Equity Portfolio                               0.75%                           0.89%
  The Mid-Cap Growth Equity Portfolio                               0.75%                           0.93%
  The Small-Cap Growth Equity Portfolio                             0.75%                           0.89%
  The Small-Cap Growth II Equity Portfolio                          0.75%                           0.92%
  The Real Estate Investment Trust Portfolio II                     0.75%                           0.86%
  The Intermediate Fixed Income Portfolio                           0.40%                           0.43%
  The Core Focus Fixed Income Portfolio                             0.40%                           0.43%
  The High-Yield Bond Portfolio                                     0.45%                           0.59%
  The Core Plus Fixed Income Portfolio                              0.43%                           0.50%
  The International Equity Portfolio                                0.75%                           -
  The Labor Select International Equity Portfolio                   0.75%                           0.96%
  The Emerging Markets Portfolio                                    1.00%                           1.55%
  The Global Fixed Income Portfolio                                 0.50%                           0.60%
  The International Fixed Income Portfolio                          0.50%                           0.60%
--------------------------------------------------------------------------------------------------------------------


134 Delaware Pooled Trust o 2004 Annual Report

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Portfolios pay DSC a monthly fee based on average net assets, subject to certain minimums for accounting and administration services. The Portfolios pay DSC a monthly fee based on average net assets for dividend disbursing and transfer agent services.

At October 31, 2004, each Portfolio had receivables due from or liabilities payable to affiliates as follows:

                                                                           Dividend
                                                                         disbursing,
                                                                       transfer agent
                                                                         accounting                                 Receivable
                                                     Investment       and administration                              from DMC
                                                     Management            fees and           Other expenses           under
                                                   fee payable to      other expenses        payable to DMC     expense limitation
                                                         DMC           payable to DSC        and affiliates*         agreement
-----------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                  $  6,798          $       -              $       -             $      -
The Small-Cap Value Equity Portfolio                       183                412                    544                    -
The All-Cap Growth Equity Portfolio                     12,909                274                  1,423                    -
The Mid-Cap Growth Equity Portfolio                      8,296                992                  3,094                    -
The Small-Cap Growth Equity Portfolio                   67,546              4,411                  2,531                    -
The Small-Cap Growth II Equity Portfolio                   319                 89                     21                    -
The Real Estate Investment Trust Portfolio II           34,394              2,192                  1,584                    -
The Intermediate Fixed Income Portfolio                      -              1,037                  1,208               12,654
The Core Focus Fixed Income Portfolio                        -                147                     43                6,070
The High-Yield Bond Portfolio                                -                410                    610                  147
The Core Plus Fixed Income Portfolio                         -              1,420                 21,403                  591
The International Equity Portfolio                     428,456             42,637                 14,437                    -
The Labor Select International Equity Portfolio        269,809             16,574                  5,557                    -
The Emerging Markets Portfolio                         387,989             23,517                  7,480                    -
The Global Fixed Income Portfolio                      140,518              6,088                  3,921                    -
The International Fixed Income Portfolio                13,929              2,625                  1,675                    -
-----------------------------------------------------------------------------------------------------------------------------------

* DMC, as part of its administrative services, pays operating expenses on behalf of the Portfolios and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Portfolios bear the cost of certain legal services expenses, including internal legal services provided to the Portfolios by DMC employees. For the periods ended October 31, 2004, the Portfolios incurred the following costs:

                                                    Internal Legal Expenses
----------------------------------------------------------------------------

The Large-Cap Value Equity Portfolio                       $   738
The Small-Cap Value Equity Portfolio                           131
The All-Cap Growth Equity Portfolio                            230
The Mid-Cap Growth Equity Portfolio                            871
The Small-Cap Growth Equity Portfolio                        5,110
The Small-Cap Growth II Equity Portfolio*                       98
The Real Estate Investment Trust Portfolio II                2,176
The Intermediate Fixed Income Portfolio                        572
The Core Focus Fixed Income Portfolio**                         42
The High-Yield Bond Portfolio                                  150
The Core Plus Fixed Income Portfolio                           960
The International Equity Portfolio                          42,828
The Labor Select International Equity Portfolio             13,257
The Emerging Markets Portfolio                              12,871
The Global Fixed Income Portfolio                            8,693
The International Fixed Income Portfolio                     4,123
----------------------------------------------------------------------------

 * Commenced operations on December 1, 2003.
** Commenced operations on June 30, 2004.


                                  Delaware Pooled Trust o 2004 Annual Report 135

Certain officers of DMC and DSC are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Portfolios.


3. INVESTMENTS

For the periods ended October 31, 2004, each Portfolio made purchases and sales of investment securities other than short-term investments as follows:


                                                     Purchases Sales
                                                       other than          Purchases of       other than         Sales of
                                                     U.S. government     U.S. government    U.S. government   U.S. government
                                                       securities           securities         securities        securities
------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                $    15,854,548      $             -     $  41,673,187    $            -
The Small-Cap Value Equity Portfolio                      1,472,196                    -         1,646,045                 -
The All-Cap Growth Equity Portfolio                       7,158,945                    -         6,212,536                 -
The Mid-Cap Growth Equity Portfolio                      19,145,634                    -        17,539,628                 -
The Small-Cap Growth Equity Portfolio                    75,221,638                    -        69,810,536                 -
The Small-Cap Growth II Equity Portfolio*                 3,217,872                    -         1,324,816                 -
The Real Estate Investment Trust Portfolio II            27,859,754                    -        22,473,809                 -
The Intermediate Fixed Income Portfolio                  39,037,940           27,238,843        24,551,624        25,821,897
The Core Focus Fixed Income Portfolio**                   8,361,624            5,579,075         3,947,408         4,455,142
The High-Yield Bond Portfolio                            44,546,779                    -        47,445,531                 -
The Core Plus Fixed Income Portfolio                     98,433,673           52,312,284        71,920,865        50,655,811
The International Equity Portfolio                      509,768,505                    -        76,382,055                 -
The Labor Select International Equity Portfolio         198,939,748                    -        16,429,878                 -
The Emerging Markets Portfolio                          409,249,893                    -       152,392,846                 -
The Global Fixed Income Portfolio                       169,776,475                    -       128,608,236                 -
The International Fixed Income Portfolio                 41,130,338                    -        32,474,898                 -
------------------------------------------------------------------------------------------------------------------------------

 * Commenced operations on December 1, 2003.
** Commenced operations on June 30, 2004.

At October 31, 2004, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Portfolio were as follows:


                                                                                                                    Net
                                                          Cost              Aggregate           Aggregate        unrealized
                                                           of               unrealized         unrealized       appreciation
                                                      investments          appreciation       depreciation     (depreciation)
------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                $    14,918,386       $    1,105,647     $    (417,138)    $     688,509
The Small-Cap Value Equity Portfolio                      3,201,115              923,583           (81,880)          841,703
The All-Cap Growth Equity Portfolio                       6,152,245              822,411          (239,792)          582,619
The Mid-Cap Growth Equity Portfolio                      16,181,575            2,052,874          (513,444)        1,539,430
The Small-Cap Growth Equity Portfolio                    86,457,490           25,687,076        (4,514,342)       21,172,734
The Small-Cap Growth II Equity Portfolio                  1,906,574              219,247          (196,036)           23,211
The Real Estate Investment Trust Portfolio II            46,073,970            9,398,200          (134,821)        9,263,379
The Intermediate Fixed Income Portfolio                  18,740,277              189,399           (66,027)          123,372
The Core Focus Fixed Income Portfolio                     7,541,100               33,394            (1,275)           32,119
The High-Yield Bond Portfolio                             2,488,579              140,356           (99,548)           40,808
The Core Plus Fixed Income Portfolio                    45,790,6003               74,619           (59,010)          315,609
The International Equity Portfolio                    1,175,912,221          220,799,626       (20,295,105)      200,504,521
The Labor Select International Equity Portfolio         402,386,439           66,129,300        (3,211,179)       62,918,121
The Emerging Markets Portfolio                          525,233,091          108,955,385        (9,527,493)       99,427,892
The Global Fixed Income Portfolio                       267,739,724           26,860,332          (137,804)       26,722,528
The International Fixed Income Portfolio                 54,554,351            5,668,216           (36,855)        5,631,361
------------------------------------------------------------------------------------------------------------------------------

136 Delaware Pooled Trust o 2004 Annual Report

4. DIVIDEND AND DISTRIBUTION INFORMATION

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The tax character of dividends and distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                                             Ordinary         Long-Term
Year ended October 31, 2004:                                                  Income         Capital Gain          Total
--------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                                      $      590,643     $           -     $     590,643
The Small-Cap Value Equity Portfolio                                              23,298           222,157           245,455
The Real Estate Investment Trust Portfolio II                                  1,693,822           963,878         2,657,700
The Intermediate Fixed Income Portfolio                                          725,170                 -           725,170
The High-Yield Bond Portfolio                                                    359,768                 -           359,768
The Core Plus Fixed Income Portfolio                                             567,181            22,470           589,651
The International Equity Portfolio                                            15,718,887                 -        15,718,887
The Labor Select International Equity Portfolio                                4,284,186         1,618,552         5,902,738
The Emerging Markets Portfolio                                                 6,674,678                 -         6,674,678
The Global Fixed Income Portfolio                                             43,809,158                 -        43,809,158
The International Fixed Income Portfolio                                       6,074,914                 -         6,074,914

                                                                             Ordinary         Long-Term
Year ended October 31, 2003:                                                  Income         Capital Gain          Total
--------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                                      $      813,961     $           -     $     813,961
The Small-Cap Value Equity Portfolio                                              20,388     130,169150,557
The Real Estate Investment Trust Portfolio II                                    878,132                 -           878,132
The Intermediate Fixed Income Portfolio                                          139,570                 -           139,570
The High-Yield Bond Portfolio                                                    429,855                 -           429,855
The Core Plus Fixed Income Portfolio                                             172,628                 -           172,628
The International Equity Portfolio                                             9,250,966         2,212,979        11,463,945
The Labor Select International Equity Portfolio                                 2,405,605          195,450         2,601,055
The Emerging Markets Portfolio                                                  4,305,462                -         4,305,462
The Global Fixed Income Portfolio                                              11,470,835                -        11,470,835
The International Fixed Income Portfolio                                        1,961,475                -         1,961,475
--------------------------------------------------------------------------------------------------------------------------------

  As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                                The                The              The
                                                                             Large-Cap          Small-Cap         All-Cap
                                                                           Value Equity       Value Equity     Growth Equity
                                                                             Portfolio          Portfolio        Portfolio
-------------------------------------------------------------------------------------------------------------------------------

Shares of beneficial interest                                             $   17,753,759     $   2,640,510     $  13,006,165
Undistributed ordinary income                                                     74,202           150,180                 -
Undistributed long-term capital gain                                                   -           409,280                 -
Capital loss carryfowards                                                     (2,995,418)                -        (6,861,973)
Unrealized appreciation
  of investments                                                                 688,509           841,703           582,619
                                                                          --------------------------------------------------
Net assets                                                                $   15,521,052     $   4,041,673     $   6,726,811
-------------------------------------------------------------------------------------------------------------------------------
                                                          The                  The                 The              The
                                                        Mid-Cap             Small-Cap           Small-Cap       Real Estate
                                                     Growth Equity        Growth Equity     Growth II Equity Investment Trust
                                                       Portfolio            Portfolio           Portfolio      Portfolio II*
-------------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest                       $    15,536,785       $  101,274,804     $   1,991,381     $  39,564,993
Undistributed ordinary income                               160,099                    -                 -         1,017,722
Undistributed long-term capital gain                        459,709                    -                 -         4,783,878
Capital loss carryfowards                                         -          (14,404,447)          (46,490)                -
Unrealized appreciation
  of investments                                         1,539,4302            1,172,734            23,211         9,263,379
                                                    ------------------------------------------------------------------------
Net assets                                          $    17,696,023       $  108,043,091     $   1,968,102     $  54,629,972
-------------------------------------------------------------------------------------------------------------------------------

* The undistributed earnings for The Real Estate Investment Trust Portfolio II may be subject to reclassification upon notice of the character of distributions received from investments in Real Estate Investment Trusts.

                                Delaware Pooled Trust o 2004 Annual Report   137


                                                           The                  The                The              The
                                                      Intermediate          Core Focus         High-Yield        Core Plus
                                                      Fixed Income         Fixed Income           Bond         Fixed Income
                                                        Portfolio            Portfolio          Portfolio        Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest                       $    18,943,527       $    5,522,014     $   6,795,543     $  34,566,470
Undistributed ordinary income                                   662               62,292            54,231           861,227
Undistributed long-term capital gain                              -                    -                 -            43,721
Capital loss carryfowards                                  (160,084)                   -        (4,187,462)                -
Unrealized appreciation
  of investments and foreign currencies                     145,791               32,119            40,808           324,247
                                                    ------------------------------------------------------------------------
Net assets                                          $    18,929,896       $    5,616,425     $   2,703,120     $  35,795,665
-------------------------------------------------------------------------------------------------------------------------------
                                                                                The
                                                          The              Labor Select
                                                     International         International
                                                        Equity                Equity
                                                      Portfolio             Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest                       $ 1,052,340,606       $  380,258,470
Undistributed ordinary income                            13,295,321            4,338,878
Undistributed long term capital gain                         21,257            4,863,359
Unrealized appreciation
  of investments
  and foreign currencies                                200,588,341           62,952,327
                                                    ------------------------------------
Net assets                                          $ 1,266,245,525       $  452,413,034
-------------------------------------------------------------------------------------------------------------------------------
                                                                               The                The
                                                           The               Global          International
                                                        Emerging              Fixed              Fixed
                                                         Markets             Income             Income
                                                        Portfolio           Portfolio          Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest                       $   471,380,094       $  230,618,558     $  54,136,811
Undistributed ordinary income                            16,948,581           12,317,192         3,745,561
Undistributed long-term
  capital gain                                           35,891,097                    -                 -
Capital loss carryfowards                                         -           (1,465,707)       (2,167,443)
Unrealized appreciation
  of investments
  and foreign currencies                                 99,428,917           26,881,914         5,671,260
                                                    ------------------------------------------------------
Net assets                                          $   623,648,689       $  268,351,957     $  61,386,189
-------------------------------------------------------------------------------------------------------------------------------

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, estimates of tax character of distributions from Real Estate Investment Trusts, and tax treatment of market discounts and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the periods ended October 31, 2004, the Portfolios recorded the following permanent reclassifications. Reclassifications are primarily due to tax treatment of net operating losses, gain (loss) on foreign currency transactions, market discount and premium on certain debt instruments and paydowns of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications.


138 Delaware Pooled Trust o 2004 Annual Report


                                                     Undistributed
                                                     (Accumulated)         Accumulated
                                                     Net investment          Realized            Paid-in
                                                     Income (loss)          Gain (loss)          Captial
---------------------------------------------------------------------------------------------------------------
The Small-Cap Value Equity Portfolio                $             9       $           (9)    $           -
The All-Cap Growth Equity Portfolio                          17,238                    -          (17,238)
The Mid-Cap Growth Equity Portfolio                          50,578              (50,578)                -
The Small-Cap Growth Equity Portfolio                       481,796                    -         (481,796)
The Small-Cap Growth II Equity Portfolio                      8,628                    -           (8,628)
The Real Estate Investment Trust Portfolio II                   508                 (508)                -
The Intermediate Fixed Income Portfolio                     153,413             (153,413)                -
The Core Focus Fixed Income Portfolio                           596                 (596)                -
The High-Yield Bond Portfolio                                43,180              (43,180)                -
The Core Plus Fixed Income Portfolio                         28,516              (28,516)                -
The Labor Select International Equity Portfolio               1,480               (1,480)                -
The Global Fixed Income Portfolio                         2,158,644           (2,158,644)                -
The International Fixed Income Portfolio                    582,122             (582,122)                -
---------------------------------------------------------------------------------------------------------------

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2004, the Portfolios utilized capital loss carryforwards as follows:

                                                  Capital Loss
                                                  Carryforwards
                                                    Utilized
-------------------------------------------------------------------
  The Large-Cap Value Equity Portfolio            $5,215,366
  The All-Cap Growth Equity Portfolio                457,778
  The Mid-Cap Growth Equity Portfolio                405,940
  The Small-Cap Growth Equity Portfolio            1,210,763
  The Intermediate Fixed Income Portfolio             24,113
  The High-Yield Bond Portfolio                      366,718
  The International Equity Portfolio              12,782,410
  The Emerging Markets Portfolio                  12,350,419
  The Global Fixed Income Portfolio                1,365,062
  The International Fixed Income Portfolio           196,830
-------------------------------------------------------------------
Capital loss carryforwards remaining at October 31, 2004 will expire as follows:



                                           Year of     Year of     Year of     Year of      Year of      Year of
                                          Expiration  Expiration  Expiration  Expiration   Expiration  Expiration
                                             2007        2008         2009      2010          2011        2012        Total
------------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio     $         - $         -  $         -  $       -  $ 2,995,418  $         -  $ 2,995,418
The All-Cap Growth Equity Portfolio                -     381,664    3,875,429  2,008,163      596,717            -    6,861,973
The Small-Cap Growth Equity Portfolio              -           -    9,177,581  3,721,802    1,505,064            -   14,404,447
The Small-Cap Growth II Equity Portfolio           -           -            -          -            -       46,490       46,490
The Intermediate Fixed Income Portfolio            -     133,807            -     26,277            -            -      160,084
The High Yield Bond Portfolio              1,356,150   1,887,452      612,814    331,046            -            -    4,187,462
The Global Fixed Income Portfolio                  -           -    1,465,707          -            -            -    1,465,707
The International Fixed Income Portfolio           -   1,272,208      895,235          -            -            -    2,167,443
------------------------------------------------------------------------------------------------------------------------------------

                                 Delaware Pooled Trust o 2004 Annual Report  139

5. CAPITAL SHARES

Transactions in capital shares were as follows:


                                                                        Shares issued
                                                                      upon reinvestment                       Net
                                                         Shares         of dividends        Shares         increase
Periods ended October 31, 2004:                           sold        and distributions   repurchased     (decrease)
-------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                        4,204           37,154        (1,671,666)     (1,630,308)
The Small-Cap Value Equity Portfolio                            -           20,269                 -          20,269
The All-Cap Growth Equity Portfolio                             -                -                 -               -
The Mid-Cap Growth Equity Portfolio                       879,455                -           (50,127)        829,328
The Small-Cap Growth Equity Portfolio                   2,097,910                -        (1,576,156)        521,754
The Small-Cap Growth II Equity Portfolio*                 235,295                -                 -         235,295
The Real Estate Investment Trust Portfolio II             589,735           88,290          (343,494)        334,531
The Intermediate Fixed Income Portfolio                 1,693,998           66,341          (148,028)      1,612,311
The Core Focus Fixed Income Portfolio**                   634,615                -                 -         634,615
The High-Yield Bond Portfolio                                  -            48,400          (407,080)       (358,680)
The Core Plus Fixed Income Portfolio                    3,414,942           67,312          (403,007)      3,079,247
The International Equity Portfolio Original Class      34,432,069          865,534        (7,642,223)     27,655,380
The International Equity Portfolio Class P***                  -                17              (843)           (826)
The Labor Select International Equity Portfolio        14,684,473          434,561          (428,964)     14,690,070
The Emerging Markets Portfolio                         24,395,861          592,252        (3,598,597)     21,389,516
The Global Fixed Income Portfolio                       6,325,448        2,595,102        (2,543,628)      6,376,922
The International Fixed Income Portfolio               1,185,7335           22,411          (654,053)      1,054,091
-------------------------------------------------------------------------------------------------------------------------

  * Commenced operations on December 1, 2003.
 ** Commenced operations on June 30, 2004.
*** The establishment and designation of Class P Shares of the International Equity Portfolio is rescinded and no longer exists as of May 21, 2004.


                                                                        Shares issued
                                                                      upon reinvestment                       Net
                                                         Shares         of dividends        Shares         increase
Year ended October 31, 2003:                              sold        and distributions   repurchased     (decrease)
-------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                      119,919           61,214         (1,503,055)     (1,321,922)
The Small-Cap Value Equity Portfolio                            -           15,966                  -          15,966
The All-Cap Growth Equity Portfolio                       266,941                -         (1,192,125)       (925,184)
The Mid-Cap Growth Equity Portfolio                     3,442,831                -            (73,861)      3,368,970
The Small-Cap Growth Equity Portfolio                   3,214,990                -           (436,161)      2,778,829
The Real Estate Investment Trust Portfolio II             892,406           48,585           (581,569)        359,422
The Intermediate Fixed Income Portfolio                    25,671            9,021           (428,571)       (393,879)
The High-Yield Bond Portfolio                                   -           64,801                  -          64,801
The Core Plus Fixed Income Portfolio                       14,705           19,797           (125,061)        (90,559)
The International Equity Portfolio Original Class      11,775,783          943,201         (3,517,733)      9,201,251
The International Equity Portfolio Class P                      -               21                  -              21
The Labor Select International Equity Portfolio         6,292,405          243,039           (329,592)      6,205,852
The Emerging Markets Portfolio                         12,271,853          613,559         (5,755,864)      7,129,548
The Global Fixed Income Portfolio                       2,355,106          766,464        (11,623,357)     (8,501,787)
The International Fixed Income Portfolio                1,533,611          120,385         (1,707,054)        (53,058)
-------------------------------------------------------------------------------------------------------------------------

140 Delaware Pooled Trust o 2004 Annual Report

6. LINE OF CREDIT

The Portfolios, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $177,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Portfolios had no amounts outstanding as of October 31, 2004, or at any time during the year.


7. FOREIGN EXCHANGE CONTRACTS

The Small-Cap Value Equity, The All-Cap Growth Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust II, The Intermediate Fixed Income, The Core Focus Fixed Income, The High Yield Bond, The Core Plus Fixed Income, The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Portfolios may enter into these contracts to fix the U.S. dollar value of a security that they have agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolios may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The following forward foreign currency exchange contracts were outstanding at October 31, 2004.

The Core Plus Fixed Income Portfolio


Contracts to                                          In exchange      Settlement        Unrealized
Deliver                                                   For             Date          Depreciation
-----------------------------------------------------------------------------------------------------
148,000 British Pounds                            US  $   269,612       12/29/04           $(300)
-----------------------------------------------------------------------------------------------------
The International Equity Portfolio

Contracts to                                          In exchange      Settlement        Unrealized
Receive (Deliver)                                        For              Date          Appreciation

6,002,224 Japanese Yen                            US  $    56,507       11/01/04          $        20
(68,820,000) British Pounds                           125,500,152        1/31/05              275,433
                                                                                          -----------
                                                                                             $275,453
-----------------------------------------------------------------------------------------------------

                                 Delaware Pooled Trust o 2004 Annual Report  141


The Labor Select International Equity Portfolio

Contracts to                                          In exchange      Settlement        Unrealized
Receive (Deliver)                                         For             Date          Appreciation
-----------------------------------------------------------------------------------------------------
353,167 British Pounds                            US  $   646,932        11/2/04          $        71
819,372 European Monetary Units                         1,042,159        11/2/04                  116
(32,760,000) British Pounds                            59,741,136        1/31/05              131,113
                                                                                          -----------
                                                                                             $131,300
-----------------------------------------------------------------------------------------------------

The Emerging Markets Portfolio

Contracts to                                          In exchange      Settlement        Unrealized
Deliver                                                   For             Date          Depreciation
-----------------------------------------------------------------------------------------------------
260,845,000 Czech Korunas                         US  $ 9,736,557       11/30/04          $  (795,486)
55,886 European Monetary Units                             71,081        11/2/04                   (8)
                                                                                          -----------
                                                                                          $  (795,494)
-----------------------------------------------------------------------------------------------------
The Global Fixed Income Portfolio

Contracts to                                          In exchange      Settlement        Unrealized
Deliver                                                   For             Date          Appreciation
-----------------------------------------------------------------------------------------------------
7,273,500 British Pounds                          US  $13,281,411        1/28/05          $    43,936
-----------------------------------------------------------------------------------------------------

8. FUTURES CONTRACTS

The Small-Cap Value Equity, The All-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust II, The Intermediate Fixed Income, The Core Focus Fixed Income, The Core Plus Fixed Income, The Emerging Markets and The International Fixed Income Portfolios may invest in financial futures contracts to hedge their existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Portfolio's custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.


142 Delaware Pooled Trust o 2004 Annual Report

Financial futures contracts open at October 31, 2004 were as follows:

The Intermediate Fixed Income Portfolio

Contracts                                    Notional           Notional                                  Unrealized
to Buy (Sell)                            Cost (Proceeds)         Value          Expiration date    Appreciation (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
4 U.S. Treasury 10 year notes                $454,151           $454,250             12/04                       $99
(18) U.S. Treasury 5 year notes            (1,995,079)        (2,004,626)            12/04                    (9,547)
2 U.S. Long Bond                              226,701            227,688             12/04                       987
                                                                                                             -------
                                                                                                             $(8,461)
------------------------------------------------------------------------------------------------------------------------------
The Core Plus Fixed Income Portfolio

Contracts                                    Notional           Notional                                  Unrealized
to Buy (Sell)                            Cost (Proceeds)         Value          Expiration date    Appreciation (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
(15) U.S. Treasury 10 year notes           $(1,679,918)       $(1,703,438)           12/04                  $(23,520)
30 U.S. Treasury 5 year notes                3,315,627          3,341,176            12/04                    25,549
1 U.S. Long Bond                              113,444             113,844            12/04                       400
                                                                                                            --------
                                                                                                            $  2,429
------------------------------------------------------------------------------------------------------------------------------

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents each Portfolio's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in each Portfolio's net assets.

9. OPTIONS WRITTEN

During the year ended October 31, 2004, The Intermediate Fixed Income and The Core Plus Fixed Income Portfolios entered into options contracts in accordance with their investment objectives. When the Portfolios write an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by each Portfolio on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether each Portfolio has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by each Portfolio. Each Portfolio, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended October 31, 2004 for The Intermediate Fixed Income Portfolio, were as follows:


-----------------------------------------------------------------------------------------------------
                                                                     Number
                                                                  of Contracts        Premiums
Options outstanding at October 31, 2003                                    -         $       -
Options written                                                        9,400            38,934
Options terminated in closing purchase transaction                    (9,400)          (38,934)
                                                                    ----------------------------
Options outstanding at October 31, 2004                                    -         $       -
-----------------------------------------------------------------------------------------------------

Transactions in options written during the year ended October 31, 2004 for The Core Plus Fixed Income Portfolio were as follows:

                                                                     Number
                                                                  of Contracts        Premiums
-----------------------------------------------------------------------------------------------------
Options outstanding at October 31, 2003                                    -         $       -
Options written                                                        6,900            29,362
Options terminated in closing purchase transaction                    (6,900)          (29,362)
                                                                    ----------------------------
Options outstanding at October 31, 2004                                    -         $       -
-----------------------------------------------------------------------------------------------------

                                  Delaware Pooled Trust o 2004 Annual Report 143

10. SWAP AGREEMENTS

During the year ended October 31, 2004, The Intermediate Fixed Income Portfolio and The Core Plus Fixed Income Portfolio entered into total return swap agreements in accordance with their investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Portfolio will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Portfolio will make a payment to the counterparty. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

  At October 31, 2004, the following Portfolios had total return swap agreements outstanding:


Notional Amount        Expiration Date                         Description                      Unrealized appreciation
------------------------------------------------------------------------------------------------------------------------

THE INTERMEDIATE FIXED INCOME PORTFOLIO

$570,000               12/31/04                       Agreement with Goldman Sachs                         $22,419
                                            to receive the notional amount multiplied by the
                                         return on the Lehman Brothers Commercial MBS Index AAA
                                        and to pay the notional amount multiplied by the 1 month
                                             BBA LIBOR adjusted by a spread of minus 0.45%.





THE CORE PLUS FIXED INCOME PORTFOLI0

$210,000               12/31/04                       Agreement with Goldman Sachs                         $ 8,260
                                            to receive the notional amount multiplied by the
                                         return on the Lehman Brothers Commercial MBS Index AAA
                                        and to pay the notional amount multiplied by the 1 month
                                             BBA LIBOR adjusted by a spread of minus 0.45%.

Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown above.


11. SECURITIES LENDING

The Portfolios, along with other funds in the Delaware Investments Family of Funds, may lend their securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States and 105% of the market value of securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio, or at the discretion of the lending agent, replace the loaned securities. The Portfolios continue to record dividends on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from collateral investments. The Portfolios record security lending income net of such allocation.


144 Delaware Pooled Trust o 2004 Annual Report

At October 31, 2004, the market value of securities on loan is presented below, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statements of Net Assets under the caption "Security Lending Collateral".

                                                           Market value
                                                           of securities
                                                             on loan
--------------------------------------------------------------------------------
The International Equity Portfolio                          $98,839,013
The Labor Select International Equity Portfolio              27,056,374
The Global Fixed Income Portfolio                            27,897,018
--------------------------------------------------------------------------------

12. CREDIT AND MARKET RISKS

Some countries in which The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolios.

The High-Yield Bond Portfolio invests in high-yield fixed-income securities, which carry ratings of BB or lower by Standard & Poor's Ratings Group and/or Ba or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Intermediate Fixed Income, The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios invest in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations
(CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Portfolios' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

                                  Delaware Pooled Trust o 2004 Annual Report 145

The Large-Cap Value Equity, The Mid-Cap Growth Equity, The Intermediate Fixed Income, The International Equity and The Global Fixed Income Portfolios may invest up to 10% of their total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Small-Cap Value Equity, The All-Cap Growth Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust II, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The Global Equity, The Labor Select International Equity, The Emerging Markets, and The International Fixed Income Portfolios may each invest up to 15% in such securities. The relative illiquidity of these securities may impair each Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

The Small-Cap Value Equity, The All-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, and The Small-Cap Growth II Equity Portfolios invest a significant portion of their assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of small- and mid-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Real Estate Investment Trust Portfolio II concentrates its investments in the real estate industry and is subject to some of the risks associated with that industry. If the Portfolio holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Portfolio is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

13. CONTRACTUAL OBLIGATIONS

The Portfolios enter into contracts in the normal course of business that contain a variety of indemnifications. The Portfolios' maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these contracts. Management has reviewed the Portfolios' existing contracts and expects the risk of loss to be remote.

146 Delaware Pooled Trust o 2004 Annual Report

14. INDUSTRY ALLOCATION

As of October 31, 2004, the investment in equity securities of the Portfolios below, classified by type of business, were as follows:

                                                             Percentage of net assets

                                                                 The Labor Select    The Emerging
                                          The International       International        Markets
Industry                                   Equity Portfolio      Equity Portfolio      Portfolio
-------------------------------------------------------------------------------------------------
Automobiles & Components                           2.97%                1.13%            1.41%
Banks                                             17.38%               20.88%           12.22%
Capital Goods                                      2.19%                0.12%               -
Commercial Services & Supplies                     1.30%                2.52%               -
Consumer Durables & Apparel                            -                1.99%            7.83%
Diversified Financials                             5.84%                2.83%            4.08%
Energy                                            11.86%                9.90%            7.06%
Food, Beverage & Tobacco                           4.07%                4.57%            7.28%
Food, Drug & Staples Retailing                     4.28%                4.65%            1.12%
Healthcare, Biotech & Pharmaceuticals                  -                7.16%            2.06%
Hotels, Restaurants & Leisure                      2.48%                2.09%            1.38%
Household & Personal Products                          -                    -            1.56%
Insurance                                          2.07%                2.28%               -
Materials                                          9.65%                7.79%           15.82%
Media                                              1.47%                1.63%               -
Pharmaceuticals & Biotechnology                    7.43%                    -            3.29%
Real Estate                                        1.49%                1.45%               -
Retailing                                          0.88%                0.83%               -
Semiconductors & Semiconductor Equipment               -                    -            2.03%
Technology                                             -                4.20%               -
Technology Hardware & Equipment                    4.87%                    -            1.38%
Telecommunication Services                         7.47%                6.12%           13.63%
Transportation                                     0.96%                1.20%            8.76%
Utilities                                          7.82%                9.93%            6.58%
                                            -----------------------------------------------------
                                                  96.48%               93.27%           97.49%
-------------------------------------------------------------------------------------------------

                                  Delaware Pooled Trust o 2004 Annual Report 147

15. TAX INFORMATION (UNAUDITED)

The information set forth below is for each Portfolio's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2004, each Portfolio designates distributions paid during the year as follows:

                                                       (A)                 (B)
                                                    Long-Term           Ordinary
                                                  Capital Gains          Income          Total             (C)
                                                  Distributions      Distributions*   Distribution      Qualifying
                                                   (Tax Basis)        (Tax Basis)     (Tax Basis)      Dividends (1)
---------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                    -                 100%            100%            100%
The Small-Cap Value Equity Portfolio                   91%                  9%            100%              -
The Real Estate Investment Trust Portfolio II          36%                 64%            100%              -
The Intermediate Fixed Income Portfolio                 -                 100%            100%              -
The High-Yield Bond Portfolio                           -                 100%            100%              -
The Core Plus Fixed Income Portfolio                    4%                 96%            100%              -
The International Equity Portfolio                      -                 100%            100%              -
The Labor Select International Equity Portfolio        27%                 73%            100%              -
The Emerging Markets Portfolio                          -                 100%            100%              -
The Global Fixed Income Portfolio                       -                 100%            100%              -
The International Fixed Income Portfolio                -                 100%            100%              -
---------------------------------------------------------------------------------------------------------------------


(A) and (B) are based on a percentage of each Portfolio's total distributions.
(C) is based on a percentage of ordinary income of each Portfolio.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

* For the fiscal year ended October 31, 2004 certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Large-Cap Value Equity Portfolio, The Small-Cap Value Equity Portfolio and the Real Estate Investment Trust Portfolio II intend to designate up to a maximum amount of $590,643, $10,262 and $1,693,822, respectively to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

The amount per share of income from the foreign taxes paid to each country is listed in the following schedule:



                                                                            The Labor Select
                        The International Equity Portfolio          International Equity Portfolio
                        ------------------------------------------------------------------------------
                              Gross            Foreign                Gross               Foreign
                            Dividend          Taxes Paid            Dividend            Taxes Paid
Country                     Per Share         Per Share             Per Share           Per Share
------------------------------------------------------------------------------------------------------
Australia                   $0.0649            $0.0012               $0.0514             $0.0011
Belgium                      0.0067             0.0012                0.0106              0.0016
Finland                      0.0065             0.0012                0.0062              0.0009
France                       0.0240             0.0042                0.0191              0.0029
Germany                      0.0156             0.0027                0.0181              0.0027
Hong Kong                    0.0166             -                     0.0146              -
Italy                        0.0220             0.0009                0.0214              0.0009
Japan                        0.0252             0.0019                0.0188              0.0013
Malaysia                     0.0011             -                          -              -
Netherlands                  0.0367             0.0033                0.0370              0.0030
New Zealand                  0.0138             0.0024                0.0151              0.0023
Singapore                    0.0033             -                          -              -
Spain                        0.0224             0.0040                0.0252              0.0038
South Africa                 0.0093             -                          -              -
Taiwan                       0.0104             0.0001                     -              -
United Kingdom               0.1475             0.0164                0.1548              0.0155
------------------------------------------------------------------------------------------------------


148 Delaware Pooled Trust o 2004 Annual Report



                                           The Emerging Markets Portfolio
                                          ----------------------------------------------------

                                             Gross            Foreign
                                           Dividend          Taxes Paid
Country                                    Per Share         Per Share
----------------------------------------------------------------------------------------------
Brazil                                     $0.0599             $0.0029
Chile                                       0.0073              0.0015
China                                       0.0241              0.0027
Croatia                                     0.0030              0.0001
Czech Republic                              0.0235              0.0035
Egypt                                       0.0145              -
Estonia                                     0.0139              0.0022
Hong Kong                                   0.0098              -
Hungary                                     0.0143              0.0023
India                                       0.0100              0.0001
Indonesia                                   0.0177              0.0027
Israel                                      0.0142              0.0035
Luxemburg                                   0.0039              -
Malaysia                                    0.0146              0.0003
Mexico                                      0.0332              -
Republic of Korea                           0.0311              0.0046
Russia                                      0.0044              0.0004
South Africa                                0.0761              -
Taiwan                                      0.0402              0.0080
Thailand                                    0.0173              0.0012
United Kingdom                              0.0012              -
----------------------------------------------------------------------------------------------




PROXY RESULTS
       (UNAUDITED)


Shareholders of Delaware Pooled Trust voted on the following proposals at the special meeting of shareholders held on August 31, 2004. The description of each proposal and number of shares voted are as follows:


                                                                     Shares           Shares         Shares
                                                                      Voted            Voted          Voted
                                                                       For            Against        Abstain
---------------------------------------------------------------------------------------------------------------
1. To approve an Investment Management Agreement between
   the Trust, on behalf of the Fund, and Delaware
   Management Company:
The International Equity Portfolio                                 35,557,650.790         -               -
The Labor Select International Equity Portfolio                    12,875,530.383         -               -
The Emerging Markets Portfolio                                     35,744,820.691         -               -
The Global Fixed Income Portfolio                                  12,048,315.286         -               -
The International Fixed Income Portfolio                            4,328,410.735         -               -

2. To approve a Sub-Advisory Agreement between Delaware
   Management Company and Delaware International
   Advisers Ltd.:
The International Equity Portfolio                                 35,557,650.790         -               -
The Labor Select International Equity Portfolio                    12,875,530.383         -               -
The Emerging Markets Portfolio                                     35,744,820.691         -               -
The Global Fixed Income Portfolio                                  12,048,315.286         -               -
The International Fixed Income Portfolio                            4,328,410.735         -               -

------------------------------------------------------------------------------------------------------------

                                 2004 Annual Report o Delaware Pooled Trust  149

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Delaware Pooled Trust

We have audited the accompanying statements of net assets of The Large-Cap Value Equity Portfolio, The Small-Cap Value Equity Portfolio, The All-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio (sixteen of the series constituting Delaware Pooled Trust) (the "Portfolios") and the statements of assets and liabilities for The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, and the Core Plus Fixed Income Portfolio as of October 31, 2004, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Portfolios of Delaware Pooled Trust at October 31, 2004, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.




                                         ERNST & YOUNG LLP

Philadelphia, Pennsylvania
December 10, 2004





150 Delaware Pooled Trust o 2004 Annual Report

DELAWARE INVESTMENTS FAMILY OF FUNDS
       BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM


A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                                               NUMBER OF              OTHER
                                                                   PRINCIPAL              PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,              POSITION(S)                             OCCUPATION(S)            COMPLEX OVERSEEN          HELD BY
      ADDRESS              HELD WITH     LENGTH OF TIME              DURING               BY TRUSTEE/DIRECTOR     TRUSTEE/DIRECTOR
   AND BIRTHDATE            FUND(S)         SERVED                PAST 5 YEARS                 OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

JUDE T. DRISCOLL(2)       Chairman and     3 Years -             Since August 2000,                83                  None
2005 Market Street         Trustee(4)   Executive Officer   Mr. Driscoll has served in
 Philadelphia, PA                                          various executive capacities
     19103                                Trustee since         at different times at
                                          May 15, 2003         Delaware Investments(1)
 March 10, 1963
                                                            Senior Vice President and
                                                        Director of Fixed-Income Process -
                                                            Conseco Capital Management
                                                             (June 1998 - August 2000)

                                                               Managing Director -
                                                           NationsBanc Capital Markets
                                                            (February 1996 - June 1998)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

 WALTER P. BABICH           Trustee         15 Years            Board Chairman -                   101                  None
2005 Market Street                                       Citadel Construction Corporation
 Philadelphia, PA                                                (1989 - Present)
     19103

 October 1, 1927
------------------------------------------------------------------------------------------------------------------------------------
   JOHN H. DURHAM           Trustee        24 Years(3)          Private Investor                   101            Trustee - Abington
 2005 Market Street                                                                                                Memorial Hospital
 Philadelphia, PA
     19103                                                                                                      President/Director -
                                                                                                                  22 WR Corporation
 August 7, 1937
------------------------------------------------------------------------------------------------------------------------------------
    JOHN A. FRY            Trustee(4)       2 Years                 President -                    83                   None
 2005 Market Street                                        Franklin & Marshall College
 Philadelphia, PA                                             (June 2002 - Present)
      19103
                                                            Executive Vice President -
 May 28, 1960                                               University of Pennsylvania
                                                             (April 1995 - June 2002)
------------------------------------------------------------------------------------------------------------------------------------
 ANTHONY D. KNERR           Trustee         10 Years       Founder/Managing Director -             101                  None
2005 Market Street                                          Anthony Knerr & Associates
 Philadelphia, PA                                            (Strategic Consulting)
     19103                                                       (1990 - Present)

 December 7, 1938
------------------------------------------------------------------------------------------------------------------------------------


                                  Delaware Pooled Trust o 2004 Annual Report 151

                                                                                               NUMBER OF              OTHER
                                                                   PRINCIPAL              PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,              POSITION(S)                             OCCUPATION(S)            COMPLEX OVERSEEN          HELD BY
      ADDRESS              HELD WITH     LENGTH OF TIME              DURING               BY TRUSTEE/DIRECTOR     TRUSTEE/DIRECTOR
   AND BIRTHDATE            FUND(S)         SERVED                PAST 5 YEARS                 OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

   ANN R. LEVEN             Trustee         14 Years     Treasurer/Chief Fiscal Officer -          101               Director
 2005 Market Street                                          National Gallery of Art                                Andy Warhol
  Philadelphia, PA                                             (1994 - 1999)                                        Foundation
       19103

 November 1, 1940                                                                                           Director - Systemax Inc.
------------------------------------------------------------------------------------------------------------------------------------
 THOMAS F. MADISON          Trustee         9 Years              President/Chief                   101                Director -
 2005 Market Street                                            Executive Officer -                               CenterPoint Energy
  Philadelphia, PA                                              MLM Partners, Inc.
      19103                                                 (Small Business Investing                                 Director -
                                                                  and Consulting)                                Digital River Inc.
 February 25, 1936                                           (January 1993 - Present)
                                                                                                                  Director - Rimage
                                                                                                                     Corporation

                                                                                                                 Director - Valmont
                                                                                                                  Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 JANET L. YEOMANS           Trustee         4 Years        Vice President/Mergers &                101                  None
2005 Market Street                                         Acquisitions - 3M Corporation
 Philadelphia, PA                                            (January 2003 - Present)
     19103
                                                               Ms. Yeomans has held
   July 31, 1948                                           various management positions
                                                           at 3M Corporation since 1983.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

 JOSEPH H. HASTINGS        Executive        Executive       Mr. Hastings has served in             101                  None
 2005 Market Street      Vice President  Vice President    various executive capacities
  Philadelphia, PA            and             and             at different times at
      19103             Chief Financial  Chief Financial       Delaware Investments.
                            Officer          Officer
                                              since
 December 19, 1949                       August 21, 2003
------------------------------------------------------------------------------------------------------------------------------------
RICHELLE S. MAESTRO      Executive Vice    Chief Legal      Ms. Maestro has served in              101                  None
 2005 Market Street        President,       Officer        various executive capacities
 Philadelphia, PA     Chief Legal Officer    since             at different times at
       19103             and Secretary   March 17, 2003        Delaware Investments.


 November 26, 1957
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL P. BISHOF        Senior Vice       7 Years         Mr. Bishof has served in               101                  None
2005 Market Street         President                       various executive capacities
 Philadelphia, PA        and Treasurer                         at different times at
      19103                                                     Delaware Investments.

  August 18, 1962


1 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
2 Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
3  Mr. Durham served as a Director Emeritus from 1995 through 1998.
4 Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.




152 Delaware Pooled Trust o 2004 Annual Report

Fund Officers and Portfolio Managers

JUDE T. DRISCOLL
Chairman
Delaware Investments Family of Funds

DAVID A. TILLES
Managing Director and Chief Executive Officer
Mondrian Investment Partners Limited

ROBERT AKESTER
Senior Portfolio Manager
Mondrian Investment Partners Limited

DAMON J. ANDRES
Vice President and Senior Portfolio Manager

FIONA BARWICK
Senior Portfolio Manager
Mondrian Investment Partners Limited

MARSHALL T. BASSETT
Senior Vice President and Senior Portfolio Manager

JOANNA BATES
Senior Portfolio Manager
Mondrian Investment Partners Limited

CHRISTOPHER S. BECK
Senior Vice President and Senior Portfolio Manager

NIGEL BLISS
Portfolio Manger
Mondrian Investment Partners Limited

STEPHEN R. CIANCI
Senior Vice President and Senior Portfolio Manager

RYAN K. BRIST
Vice President and Senior Portfolio Manager

GEORGE E. DEMING
Senior Vice President and Senior Portfolio Manager

ELIZABETH A. DESMOND
Regional Research Director and Senior Portfolio Manager,
Mondrian Investment Partners Limited

GERALD S. FREY
Managing Director and Chief Investment Officer,
Growth Investing

CLIVE A. GILLMORE
Deputy Managing Director and Senior Portfolio Manager
Mondrian Investment Partners Limited

PAUL GRILLO
Vice President and Senior Portfolio Manager

JOHN A. HEFFERN
Senior Vice President and Senior Portfolio Manager

JEFF HYNOSKI
Vice President and Senior Portfolio Manager

JOHN KIRK
Director and Senior Portfolio Manager
Mondrian Investment Partners Limited

STEVEN T. LAMPE
Vice President and Portfolio Manager

EMMA R.E. LEWIS
Senior Portfolio Manager
Mondrian Investment Partners Limited

NIGEL G. MAY
Director and Senior Portfolio Manager,
Regional Research Director
Mondrian Investment Partners Limited

CHRISTOPHER A. MOTH
Director and Senior Portfolio Manager, Chief Investment Officer,
Global Fixed Income and Currency
Mondrian Investment Partners Limited

TIMOTHY L. RABE
Senior Vice President and Senior Portfolio Manager

UPENDER V. RAO
Senior Vice President and Senior Portfolio Manager

MATTHEW TODOROW
Vice President and Portfolio Manager

LORI P. WACHS
Vice President and Portfolio Manager

Custodians
J.P. MORGAN CHASE
4 Metrotech Center
Brooklyn, NY 11245

MELLON
Mellon Bank, N.A.
One Mellon Center
Pittsburgh, PA 15258

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
2001 Market Street
Philadelphia, PA 19103

Investment Advisor
DELAWARE MANAGEMENT COMPANY
2005 Market Street
Philadelphia, PA 19103

Investment Sub-Adviser for Certain Portfolios
MONDRIAN INVESTMENT PARTNERS LIMITED
Third Floor
80 Cheapside
London, England EC2V 6EE

--------------------------------------------------------------------------------
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------

This report was prepared for investors in the Delaware Pooled Trust Portfolios. It may be distributed to others only if preceded or accompanied by a current Delaware Pooled Trust prospectus, which contains details about charges, expenses, investment objectives and operating policies of the portfolio. All Delaware Pooled Trust Portfolios are offered by prospectus only. The return and principal value of an investment in a Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results.

2005 Market Street
Philadelphia, Pennsylvania 19103
Telephone   800 231-8002
Fax   215 255-1162


Lincoln                                                AR-DPT [10/03] IVES 12/04
------------------                                                  J9874 (9067)
Financial Group(R)
                                                                     (UNION BUG)

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Ann R. Leven
         Thomas F. Madison
         Janet L. Yeomans(1)

Item 4. Principal Accountant Fees and Services

         (a) Audit fees.
             ----------

         The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $205,300 for the fiscal year ended October 31, 2004.

         The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $184,750 for the fiscal year ended October 31, 2003.



-----------------------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

         (b) Audit-related fees.
             ------------------

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2004.

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $167,700 for the Registrant's fiscal year ended October 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; issuance of agreed upon procedures reports to the Registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the Registrant; and preparation of Report on Controls Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division ("SAS 70 Report").

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2003.

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $166,400 for the Registrant's fiscal year ended October 31, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; issuance of agreed upon procedures reports to the Registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the Registrant; and preparation of Report on Controls Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division ("SAS 70 Report").

         (c) Tax fees.
             --------
         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $35,750 for the fiscal year ended October 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of excise returns.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended October 31, 2004.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $26,250 for the fiscal year ended October 31, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of excise returns.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended October 31, 2003.

         (d) All other fees.
             --------------

         The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended October 31, 2004.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended October 31, 2004.

         The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended October 31, 2003.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended October 31, 2003.

         (e) The Registrant's Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

         (f) Not applicable.

         (g) The aggregate non-audit fees billed by the Registrant's independent auditors for services rendered to the Registrant and to its investment adviser(s) and other service providers under common control with the adviser(s) were $531,590 and $408,050 for the Registrant's fiscal years ended October 31, 2004 and October 31, 2003, respectively.

         (h) In connection with its selection of the independent auditors, the Registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

         Not applicable.

Item 6.  Schedule of Investments

         Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

         Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

         Not applicable.

Item 10. Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits

(a) (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


NAME OF REGISTRANT:  Delaware Pooled Trust

JUDE T. DRISCOLL
-------------------------
By:      Jude T. Driscoll
Title:   Chairman
Date:    January 7, 2005

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


JUDE T. DRISCOLL
-------------------------
By:      Jude T. Driscoll
Title:   Chairman
Date:    January 7, 2005


JOSEPH H. HASTINGS
--------------------------------
By:      Joseph H. Hastings
Title:   Chief Financial Officer
Date:    January 7, 2005